Execution Version FIRST AMENDMENT TO CREDIT AGREEMENT This FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of May 24, 2023 (this “Agreement”), is between TORRID LLC, a California limited liability company (the “Borrower”) and Bank of America, N.A., as administrative agent (in such capacity, including any successor thereto, the “Administrative Agent”). PRELIMINARY STATEMENTS WHEREAS, reference is made to that certain Credit Agreement, dated as of June 14, 2021 (as amended, restated, amended and restated, supplemented, and as in effect immediately prior to the effectiveness of this Agreement, the “Existing Credit Agreement”; the Existing Credit Agreement as amended by this Agreement, the “Amended Credit Agreement”; capitalized terms used but not defined herein having the meaning provided in the Existing Credit Agreement or the Amended Credit Agreement, as the context may require), among the Borrower, Torrid Intermediate, LLC, a Delaware limited liability company, as Holdings, the Lenders from time to time party thereto and the Administrative Agent; and WHEREAS, pursuant to Section 3.03(1) of the Existing Credit Agreement and the defined term “Early Opt-In Election”, the Borrower and the Administrative Agent have elected to amend the Existing Credit Agreement to replace the Adjusted Eurodollar Rate with a Benchmark Replacement as set forth herein (the “Adjusted Eurodollar Rate Replacement Conforming Amendments”); WHEREAS, the Adjusted Eurodollar Rate Replacement Conforming Amendments will become effective on the Early Opt-In Effective Date in respect of a SOFR Early Opt-in; and WHEREAS, the Borrower and the Administrative Agent desire to amend the Credit Agreement to implement the Adjusted Eurodollar Rate Replacement Conforming Amendments. NOW, THEREFORE, in consideration of the undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows: 1. Amendments to the Existing Credit Agreement. The Existing Credit Agreement is hereby amended as follows: (a) Credit Agreement. The Existing Credit Agreement is hereby amended to delete the bold, stricken text (indicated textually in the same manner as the following example: stricken text) and to add the bold, double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Amended Credit Agreement attached as Annex A hereto; and (b) Exhibits to Credit Agreement. Exhibit A (Form of Committed Loan Notice) is hereby deleted in its entirety and a new Exhibit A is substituted in its stead, as attached hereto as Annex B; in each case, subject to the satisfaction of the conditions precedent set forth in Section 4 below. 2. From and after the First Amendment Effective Date, (i) Dollars shall not be considered a currency for which there is a Published LIBOR rate and (ii) any request for a new Eurodollar Rate Loan denominated in Dollars, or to continue an existing Eurodollar Rate Loan denominated in Dollars, shall be deemed to be a request for a new Loan bearing interest at Term SOFR. Notwithstanding any other provision 2 herein or in any other Loan Document, any Term Loan that is a Eurodollar Rate Loan (as defined in the Existing Credit Agreement) that is outstanding as of the First Amendment Effective Date shall continue until the end of the applicable Interest Period for such Eurodollar Rate Loan for each Class and the provisions of the Existing Credit Agreement applicable thereto shall continue and remain in effect (notwithstanding the entry into this Amendment and the occurrence of the First Amendment Effective Date) until the end of the applicable Interest Period for such Eurodollar Rate Loan for each such Class, after which such provisions shall have no further force or effect and upon which date the terms of the Amended Credit Agreement notwithstanding this Section 2 shall automatically apply to such Term Loans without any further action by any party hereto; provided that, for the avoidance of doubt, at any time from and after the First Amendment Effective Date, the Borrower shall not be permitted to request a Borrowing of, conversion to, or continuation of, any Eurodollar Rate Loan that is a Term Loan outstanding as of the First Amendment Effective Date and shall instead request that any such Borrowing is made in, converted to or continued to, as applicable, Term SOFR or Base Rate. 3. Representations and Warranties. To induce the Administrative Agent to enter into this Agreement, the Borrower represents and warrants that, after giving effect to this Agreement: (a) The execution, delivery and performance by the Borrower of this Agreement and the performance of such Person’s obligations hereunder have been duly authorized by all necessary corporate or other organizational action, do not and shall not: (i) contravene the terms of any of such Person’s Organization Documents; (ii) conflict with or result in any breach, termination, or contravention of, or constitute a default under or require any payment to be made under (x) any Material Indebtedness to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries, or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which it or its property is subject, except, in each case referred to in this clause (ii), to the extent that any such conflict, breach, termination, contravention, default or payment could not reasonably be expected to have a Material Adverse Effect; (iii) result in or require the creation of any Lien upon any of its assets (other than Liens in favor of the Administrative Agent under the Security Documents); or (iv) violate any applicable Law, except to the extent that any such violation could not reasonably be expected to have a Material Adverse Effect. (b) This Agreement has been duly executed and delivered by the Borrower. This Agreement constitutes the legal, valid and binding obligation of the Borrower, enforceable against such Person in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. 4. Conditions Precedent. This Agreement and the amendments set forth in Section 1 of this Agreement shall become effective on the first date when the following conditions precedent have been satisfied or waived (the date of satisfaction or waiver of such conditions being referred to herein as the “First Amendment Effective Date”): (a) The Administrative Agent shall have received counterparts of this Agreement, (or written evidence satisfactory to the Administrative Agent (which may include a facsimile or other electronic transmission) that such party has signed a counterpart), duly executed and delivered by (i) the Borrower and (ii) the Administrative Agent; (b) The Administrative Agent shall have given notice to the Lenders of the Adjusted Eurodollar Rate Replacement Conforming Amendments on May 16, 2023, and shall not have

3 received by 5:00 p.m. on May 23, 2023, written notice of objection to this Amendment from the Lenders comprising the Required Lenders. (c) All reasonable and documented out-of-pocket costs and expenses (including, without limitation, the reasonable and documented fees, charges and disbursements of counsel for the Administrative Agent) of the Administrative Agent in connection with this Agreement and the transactions contemplated hereby shall have been paid, to the extent invoiced. 5. Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except in accordance with the Amended Credit Agreement. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. 6. Loan Document. This Agreement shall constitute a Loan Document for all purposes of the Amended Credit Agreement and the other Loan Documents. 7. Governing Law, Etc. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK. SECTIONS 10.15, 10.16 AND 10.17 OF THE AMENDED CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE, MUTATIS MUTANDIS. 8. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation amendments or other Committed Loan Notices, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. [Remainder of Page Intentionally Left Blank]

[Torrid – Signature Page to First Amendment] BANK OF AMERICA, N.A., as Administrative Agent By: ____________________________________ Name: Don B. Pinzon Title: Vice President [Torrid – Signature Page to First Amendment] Annex A Conformed Credit Agreement [Please see attached.]

*~~Execution Version~~Conformed Credit Agreement through First Amendment*

$350,000,000.00

# CREDIT AGREEMENT

Dated as of June 14, 2021

~~among~~,
**and as amended on May 24, 2023**

**among**

TORRID INTERMEDIATE, LLC,
as Holdings,

TORRID LLC,
as Borrower,

BANK OF AMERICA, N.A.,
as Administrative Agent and Collateral Agent

and

THE OTHER LENDERS PARTY HERETO

BOFA SECURITIES, INC.,
MORGAN STANLEY SENIOR FUNDING, INC.,
GOLDMAN SACHS BANK USA and
KKR CAPITAL MARKETS LLC
as Joint Lead Arrangers and Joint Lead Bookrunners

~~US-DOCS\123992845.16~~ ~~042525-0274~~

## TABLE OF CONTENTS

**Page**

**ARTICLE I DEFINITIONS AND ACCOUNTING TERMS**

| | | |
|---|---|---|
| Section 1.01 | Defined Terms | 1 |
| Section 1.02 | Other Interpretive Provisions | ~~106~~105 |
| Section 1.03 | Accounting Terms | ~~108~~107 |
| Section 1.04 | Rounding | ~~108~~107 |
| Section 1.05 | References to Agreements, Laws, etc | ~~109~~107 |
| Section 1.06 | Times of Day and Timing of Payment and Performance | ~~109~~108 |
| Section 1.07 | Pro Forma and Other Calculations | ~~109~~108 |
| Section 1.08 | Available Amount Transaction | ~~113~~112 |
| Section 1.09 | Guaranties of Hedging Obligations | ~~113~~112 |
| Section 1.10 | Currency Generally | ~~113~~112 |
| Section 1.11 | Interest Rates | ~~114~~113 |

**ARTICLE II THE COMMITMENTS AND BORROWINGS**

| | | |
|---|---|---|
| Section 2.01 | The Loans | ~~114~~113 |
| Section 2.02 | Borrowings, Conversions and Continuations of Loans | ~~114~~113 |
| Section 2.03 | [Reserved] | ~~117~~116 |
| Section 2.04 | [Reserved] | ~~117~~116 |
| Section 2.05 | Prepayments | ~~117~~116 |
| Section 2.06 | Termination or Reduction of Commitments | ~~135~~133 |
| Section 2.07 | Repayment of Loans | ~~135~~133 |
| Section 2.08 | Interest | ~~135~~134 |
| Section 2.09 | Fees | ~~136~~134 |
| Section 2.10 | Computation of Interest and Fees | ~~136~~134 |
| Section 2.11 | Evidence of Indebtedness | ~~136~~135 |
| Section 2.12 | Payments Generally | ~~137~~135 |
| Section 2.13 | Sharing of Payments | ~~139~~138 |
| Section 2.14 | Incremental Term Facilities | ~~140~~138 |
| Section 2.15 | Refinancing Amendments | ~~143~~142 |
| Section 2.16 | Extensions of Loans | ~~144~~143 |
| Section 2.17 | Defaulting Lenders | ~~147~~145 |
| Section 2.18 | Loan Repricing Protection | ~~148~~147 |
| Section 2.19 | Permitted Debt Exchanges | ~~149~~147 |
| Section 2.20 | Replacement Loans | ~~152~~150 |

**ARTICLE III TAXES, INCREASED COSTS PROTECTION AND ILLEGALITY**

| | | |
|---|---|---|
| Section 3.01 | Taxes | ~~153~~151 |
| Section 3.02 | Illegality | ~~156~~154 |
| Section 3.03 | Inability to Determine Rates | ~~156~~155 |

i

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**Page**

Section 3.04 Increased Cost and Reduced Return; Capital Adequacy; Reserves on ~~**Eurodollar Rate Loan**~~ ~~158~~**Term SOFR Loans** 157
Section 3.05 Funding Losses ~~159~~158
Section 3.06 Matters Applicable to All Requests for Compensation ~~160~~158
Section 3.07 Replacement of Lenders under Certain Circumstances ~~160~~159
Section 3.08 Survival ~~162~~161

**ARTICLE IV CONDITIONS PRECEDENT TO TERM BORROWINGS**

Section 4.01 Conditions to Term Borrowings on Closing Date ~~162~~161

**ARTICLE V REPRESENTATIONS AND WARRANTIES**

Section 5.01 Existence, Qualification and Power; Compliance with Laws ~~164~~163
Section 5.02 Authorization; No Contravention ~~165~~164
Section 5.03 Governmental Authorization ~~166~~164
Section 5.04 Binding Effect ~~166~~165
Section 5.05 Financial Statements; No Material Adverse Effect ~~166~~165
Section 5.06 Litigation ~~167~~165
Section 5.07 Labor Matters ~~167~~165
Section 5.08 Ownership of Property; Liens ~~167~~166
Section 5.09 Environmental Matters ~~167~~166
Section 5.10 Taxes ~~167~~166
Section 5.11 ERISA Compliance ~~168~~166
Section 5.12 Subsidiaries ~~168~~167
Section 5.13 Margin Regulations; Investment Company Act ~~169~~167
Section 5.14 Disclosure ~~169~~168
Section 5.15 Intellectual Property; Licenses, etc ~~169~~168
Section 5.16 Solvency ~~169~~168
Section 5.17 USA PATRIOT Act; Anti-Terrorism Laws; Foreign Corrupt Practices Act ~~170~~168
Section 5.18 Collateral Documents ~~170~~169
Section 5.19 Use of Proceeds ~~170~~169

**ARTICLE VI AFFIRMATIVE COVENANTS**

Section 6.01 Financial Statements ~~171~~169
Section 6.02 Certificates; Other Information ~~173~~172
Section 6.03 Notices ~~175~~173
Section 6.04 Payment of Obligations ~~175~~174
Section 6.05 Preservation of Existence, etc ~~175~~174
Section 6.06 Maintenance of Properties ~~176~~174
Section 6.07 Maintenance of Insurance ~~176~~174
Section 6.08 Compliance with Laws ~~176~~175
Section 6.09 Books and Records ~~176~~175

ii

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**Page**

Section 6.10 Inspection Rights ~~176~~175
Section 6.11 Covenant to Guarantee Obligations and Give Security ~~177~~176
Section 6.12 Compliance with Environmental Laws ~~179~~177
Section 6.13 Further Assurances and Post-Closing Covenant ~~179~~177
Section 6.14 Use of Proceeds ~~179~~178
Section 6.15 Maintenance of Ratings ~~179~~178
Section 6.16 Accounting Changes ~~179~~178
Section 6.17 Nature of Business ~~180~~178
Section 6.18 Designation of Subsidiaries ~~180~~178
Section 6.19 Transactions with Affiliates ~~180~~179

**ARTICLE VII NEGATIVE COVENANTS**

Section 7.01 Liens ~~186~~185
Section 7.02 Indebtedness ~~187~~185
Section 7.03 Fundamental Changes ~~198~~197
Section 7.04 Asset Sales ~~202~~201
Section 7.05 Restricted Payments ~~204~~202
Section 7.06 [Reserved] ~~216~~215
Section 7.07 Burdensome Agreements ~~216~~215
Section 7.08 Modification of Terms of Covered Indebtedness ~~220~~219
Section 7.09 Holdings ~~221~~219

**ARTICLE VIII EVENTS OF DEFAULT AND REMEDIES**

Section 8.01 Events of Default ~~222~~221
Section 8.02 Remedies upon Event of Default ~~225~~223
Section 8.03 Application of Funds ~~225~~224
Section 8.04 Expired Defaults; Net Short Lenders ~~226~~225

**ARTICLE IX ADMINISTRATIVE AGENT AND OTHER AGENTS**

Section 9.01 Appointment and Authorization of the Administrative Agent ~~227~~226
Section 9.02 Rights as a Lender ~~228~~227
Section 9.03 Exculpatory Provisions ~~228~~227
Section 9.04 Lack of Reliance on the Administrative Agent ~~230~~228
Section 9.05 Certain Rights of the Administrative Agent ~~230~~229
Section 9.06 Reliance by the Administrative Agent ~~230~~229
Section 9.07 Delegation of Duties ~~231~~229
Section 9.08 Indemnification ~~231~~230
Section 9.09 The Administrative Agent in Its Individual Capacity ~~232~~230
Section 9.10 Holders ~~232~~231
Section 9.11 Resignation by the Administrative Agent ~~232~~231
Section 9.12 Collateral Matters ~~234~~232

iii

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**(cont'd)**

**Page**

| | | |
|---|---|---|
| Section 9.13 | Certain ERISA Matters | ~~235~~233 |
| Section 9.14 | Administrative Agent May File Proofs of Claim | ~~236~~234 |
| Section 9.15 | Appointment of Supplemental Administrative Agents | ~~236~~235 |
| Section 9.16 | Intercreditor Agreements | ~~237~~236 |
| Section 9.17 | Secured Cash Management Agreements and Secured Hedge Agreements | ~~237~~236 |
| Section 9.18 | Withholding Tax | ~~238~~236 |
| Section 9.19 | Recovery of Erroneous Payments | ~~238~~237 |

**ARTICLE X MISCELLANEOUS**

| | | |
|---|---|---|
| Section 10.01 | Amendments, etc | ~~239~~237 |
| Section 10.02 | Notices and Other Communications; Facsimile Copies | ~~244~~243 |
| Section 10.03 | No Waiver; Cumulative Remedies | ~~246~~245 |
| Section 10.04 | Costs and Expenses | ~~246~~245 |
| Section 10.05 | Indemnification by the Borrower | ~~247~~246 |
| Section 10.06 | Marshaling; Payments Set Aside | ~~248~~247 |
| Section 10.07 | Successors and Assigns | ~~249~~247 |
| Section 10.08 | [Reserved] | ~~258~~256 |
| Section 10.09 | Confidentiality | ~~258~~257 |
| Section 10.10 | Setoff | ~~259~~258 |
| Section 10.11 | Interest Rate Limitation | ~~260~~258 |
| Section 10.12 | Counterparts; Integration; Effectiveness | ~~260~~259 |
| Section 10.13 | Electronic Execution of Assignments and Certain Other Documents | ~~260~~259 |
| Section 10.14 | Survival of Representations and Warranties | ~~261~~259 |
| Section 10.15 | Severability | ~~261~~260 |
| Section 10.16 | GOVERNING LAW | ~~261~~260 |
| Section 10.17 | WAIVER OF RIGHT TO TRIAL BY JURY | ~~262~~261 |
| Section 10.18 | Binding Effect | ~~262~~261 |
| Section 10.19 | Lender Action | ~~262~~261 |
| Section 10.20 | Use of Name, Logo, etc | ~~263~~261 |
| Section 10.21 | USA PATRIOT Act | ~~263~~261 |
| Section 10.22 | Service of Process | ~~263~~262 |
| Section 10.23 | No Advisory or Fiduciary Responsibility | ~~263~~262 |
| Section 10.24 | Release of Collateral and Guarantee Obligations; Subordination of Liens | ~~264~~262 |
| Section 10.25 | [Reserved] | ~~265~~264 |
| Section 10.26 | Judgment Currency | ~~265~~264 |
| Section 10.27 | Acknowledgement and Consent to Bail-In of Affected Financial Institutions | ~~266~~264 |
| Section 10.28 | Acknowledgement Regarding Any Supported QFCs | ~~266~~265 |

iv

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**(cont'd)**

**Page**

SCHEDULES

| | |
|---|---|
| 1.01(1) | Closing Date Guarantors |
| 1.01(2) | Existing Permitted Investments |
| 1.02 | Closing Date Unrestricted Subsidiaries |
| 2.01 | Commitments |
| 4.01(1)(c) | Certain Collateral Documents |
| 5.12 | Subsidiaries and Other Equity Investments |
| 6.13 | Certain Post-Closing Obligations |
| 6.19 | Transactions with Affiliates |
| 7.02(3) | Existing Indebtedness |
| 10.02 | Administrative Agent's Office, Certain Addresses for Notices |

EXHIBITS

*Form of*

| | |
|---|---|
| A | Committed Loan Notice |
| B | Term Note |
| C | Compliance Certificate |
| D-1 | Assignment and Assumption |
| D-2 | Affiliated Lender Assignment and Assumption |
| E | Guaranty |
| F | Security Agreement |
| G-1 | ABL Intercreditor Agreement |
| G-2 | Term Intercreditor Agreement |
| G-3 | Pari Passu Intercreditor Agreement |
| H | United States Tax Compliance Certificates |
| I | Solvency Certificate |
| J | Discount Range Prepayment Notice |
| K | Discount Range Prepayment Offer |
| L | Solicited Discounted Prepayment Notice |
| M | Acceptance and Prepayment Notice |
| N | Specified Discount Prepayment Notice |
| O | Solicited Discounted Prepayment Offer |
| P | Specified Discount Prepayment Response |
| Q | Intercompany Subordination Agreement |
| R | Prepayment Notice |

v

~~US-DOCS\123992845.16~~ ~~042525-0274~~

CREDIT AGREEMENT This CREDIT AGREEMENT (this “Agreement”) is entered into as of June 14, 2021, by and among TORRID INTERMEDIATE, LLC, a Delaware limited liability company (“Holdings”), TORRID LLC, a California limited liability company and direct subsidiary of Holdings (the “Borrower”), BANK OF AMERICA, N.A. (“Bank of America”), as administrative agent (in such capacity, including any successor thereto, the “Administrative Agent”) and as collateral agent (in such capacity, including any successor thereto, the “Collateral Agent”) under the Loan Documents, and each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”). PRELIMINARY STATEMENTS The Borrower has requested that the Lenders make available on the Closing Date to the Borrower up to $350,000,000.00 of Closing Date Term Loans, on the terms and subject to the conditions set forth herein, the proceeds of which will be used for the purposes set forth in Section 6.14. Concurrently herewith, the Borrower is entering into an amendment to the ABL Credit Agreement to affect the amendments set forth therein. The proceeds of the Loans, together with the proceeds provided under the ABL Credit Agreement and cash on hand, will be used (A) to consummate the Closing Date Refinancing on the Closing Date, (B) to pay the Transaction Expenses and (C) to fund the Closing Date Distribution on or about the Closing Date. The Lenders have indicated their willingness to lend on the terms and subject to the conditions set forth herein. In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows: ARTICLE I DEFINITIONS AND ACCOUNTING TERMS Section 1.01 Defined Terms. As used in this Agreement, the following terms have the meanings set forth below: “ABL Commitments” means “Commitments” as defined in the ABL Facility. “ABL Credit Agreement” means the Amended and Restated Credit Agreement dated as of October 23, 2017, among Holdings (as successor to Torrid Inc., a Delaware corporation), the Borrower, the ABL Facility Administrative Agent and the several banks and other financial institutions from time to time parties thereto, as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated as of June 14, 2019, that certain Second Amendment to Amended and Restated Credit Agreement, dated as of September 4, 2019, and as such agreement may be further amended, supplemented, waived or otherwise modified from 1 US-DOCS\123992845.16 042525-0274 time to time, in each case to the extent permitted hereunder and under the ABL Intercreditor Agreement and any Refinancing Indebtedness thereof (unless such agreement, instrument or document expressly provides that it is not intended to be and is not an ABL Credit Agreement). “ABL Event of Default” means “Event of Default” as set forth in the ABL Credit Agreement. “ABL Facility” means the collective reference to the ABL Credit Agreement, any ABL Loan Document, any notes and letters of credit issued pursuant thereto and any guarantee, security agreement, patent, trademark or copyright security agreements, mortgages, letter of credit applications and other guarantees, pledge agreements, security agreements and collateral documents, and other instruments and documents, executed and delivered pursuant to or in connection with any of the foregoing, in each case as the same may be amended, supplemented, waived or otherwise modified from time to time, or refunded, refinanced, restructured, replaced, renewed, repaid, increased or extended from time to time, in each case to the extent permitted hereunder and under the ABL Intercreditor Agreement and any Refinancing Indebtedness thereof (unless such agreement, instrument or document expressly provides that it is not intended to be and is not an ABL Facility). “ABL Facility Administrative Agent” means Bank of America, in its capacity as administrative agent under the ABL Credit Agreement or any successor agent under the ABL Loan Documents. “ABL Financial Covenant” means the covenant set forth in Section 7.15 of the ABL Credit Agreement. “ABL Intercreditor Agreement” means the ABL Intercreditor Agreement substantially in the form of Exhibit G-1 among the Collateral Agent, Bank of America, as collateral agent under the ABL Credit Agreement and the representatives for purposes thereof for holders of one or more other classes of Indebtedness, the Borrower and the other parties thereto, as amended, restated, supplemented or otherwise modified from time to time in accordance with the requirements thereof and of this Agreement, and which shall also include any replacement intercreditor agreement entered into in accordance with the terms hereof. “ABL Lenders” means “Lenders” under the ABL Credit Agreement. “ABL Loan Documents” means, collectively, (i) the ABL Credit Agreement and (ii) the security documents, intercreditor agreements (including the ABL Intercreditor Agreement), guarantees, joinders and other agreements or instruments executed in connection with the ABL Facility or such other agreements, in each case, as amended, modified, supplemented, substituted, replaced, restated or refinanced, in whole or in part, from time to time including in connection with Refinancing Indebtedness of the ABL Facility. “ABL Obligations” means “Obligations” as defined in the ABL Facility. “Acceptable Discount” has the meaning specified in Section 2.05(1)(e)(D)(2). 2 US-DOCS\123992845.16 042525-0274

“Acceptable Prepayment Amount” has the meaning specified in Section 2.05(1)(e)(D)(3). “Acceptance and Prepayment Notice” means a notice of the Borrower’s acceptance of the Acceptable Discount in substantially the form of Exhibit M. “Acceptance Date” has the meaning specified in Section 2.05(1)(e)(D)(2). “Acquired Indebtedness” means, with respect to any specified Person, (1) Indebtedness of any other Person existing at the time such other Person is merged, consolidated or amalgamated with or into or became a Restricted Subsidiary of such specified Person, including Indebtedness incurred in connection with, or in contemplation of, such other Person merging, amalgamating or consolidating with or into, or becoming a Restricted Subsidiary of, such specified Person, and (2) Indebtedness secured by a Lien encumbering any asset acquired by such specified Person. “Acquisition Debt” has the meaning set forth in Section 7.02(b)(14)(b). “Additional Lender” means, at any time, any bank, other financial institution or institutional lender or investor that, in any case, is not an existing Lender and that agrees to provide any portion of any (a) Incremental Term Loan in accordance with Section 2.14, (b) Loans pursuant to a Refinancing Amendment in accordance with Section 2.15 or (c) Replacement Loans pursuant to Section 10.01; provided that each Additional Lender (other than any Person that is a Lender, an Affiliate of a Lender or an Approved Fund of a Lender at such time) shall be subject to the approval of the Administrative Agent (such approval not to be unreasonably withheld, conditioned or delayed), in each case, solely to the extent that any such consent would be required from the Administrative Agent under Section 10.07(b)(iii)(B) for an assignment of Loans to such Additional Lender. “Adjusted EBITDA” means, with respect to any Person for any period, the Consolidated Net Income of such Person and its Restricted Subsidiaries for such period: (1) increased (without duplication) by the following, in each case (other than clauses (h) and (l)) to the extent deducted (and not added back) in determining Consolidated Net Income for such period: (a) total interest expense and, to the extent not reflected in such total interest expense, any losses on Hedging Obligations or other derivative instruments entered into for the purpose of hedging interest rate risk, net of interest income and gains on such Hedging Obligations or such derivative instruments, and bank and letter of credit fees and costs of surety bonds in connection with financing activities, together with items excluded from the definition of “Consolidated Interest Expense” pursuant to the definition thereof; plus 3 US-DOCS\123992845.16 042525-0274 (b) provision for taxes based on income, profits, revenue or capital, including federal, foreign and state income, franchise, excise, value added and similar taxes, property taxes and similar taxes, and foreign withholding taxes paid or accrued during such period (including any future taxes or other levies that replace or are intended to be in lieu of taxes, and any penalties and interest related to taxes or arising from tax examinations), and any payments to a Parent Company in respect of such taxes permitted to be made hereunder; plus (c) Consolidated Depreciation and Amortization Expense for such period; plus (d) any other non-cash expenses, charges, expenses, losses or items (including any write-offs or write-downs) reducing Consolidated Net Income for such period (provided that if any such non-cash charges represent an accrual or reserve for potential cash items in any future period, (i) the Borrower may determine not to add back such non-cash charge in the current period and (ii) to the extent the Borrower does decide to add back such non-cash charge, the cash payment in respect thereof in such future period shall be subtracted from Adjusted EBITDA to such extent, and excluding amortization of a prepaid cash item that was paid in a prior period); plus (e) minority interest expense, the amount of any non-controlling interest consisting of income attributable to non-controlling interests of third parties in any non-wholly-owned Subsidiary deducted (and not added back) in such period to Consolidated Net Income, excluding cash distributions in respect thereof, and the amount of any reductions in arriving at Consolidated Net Income resulting from the application of Accounting Standards Codification Topic No. 810, Consolidation; plus (f) (i) the amount of management, monitoring, consulting, transaction, advisory and other fees (including termination fees) and indemnities and expenses paid or accrued in such period under the Management Services Agreement or otherwise to the extent otherwise permitted under Section 6.19 and (ii) the amount of payments made to option holders of such Person or any Parent Company in connection with, or as a result of, any distribution being made to shareholders of such Person or its Parent Companies, which payments are being made to compensate such option holders as though they were shareholders at the time of, and entitled to share in, such distribution, in each case to the extent permitted hereunder; plus (g) the amount of loss or discount on sale of receivables, Securitization Assets and related assets to any Securitization Subsidiary in connection with a Qualified Securitization Facility; plus (h) cash receipts (or any netting arrangements resulting in reduced cash expenditures) not representing Adjusted EBITDA or Consolidated Net Income in any period to the extent non-cash gains relating to such income were 4 US-DOCS\123992845.16 042525-0274 deducted in the calculation of Adjusted EBITDA pursuant to clause (2) below for any previous period and not added back; plus (i) any costs or expenses incurred pursuant to any management equity plan, stock option plan or any other management or employee benefit plan, agreement or any stock subscription or shareholder agreement, to the extent that such costs or expenses are funded with cash proceeds contributed to the capital of such Person or net cash proceeds of an issuance of Equity Interest of such Person (other than Disqualified Stock); plus (j) any net pension or other post-employment benefit costs representing amortization of unrecognized prior service costs, actuarial losses, including amortization of such amounts arising in prior periods, amortization of the unrecognized net obligation (and loss or cost) existing at the date of initial application of FASB Accounting Standards Codification Topic 715—Compensation— Retirement Benefits, and any other items of a similar nature; plus (k) any net loss from operations expected to be disposed of, abandoned or discontinued within twelve months after the end of such period; plus (l) (I) pro forma “run rate” cost savings, operating expense reductions and other synergies (in each case, net of amounts actually realized) related to acquisitions, dispositions and other specified transactions, or related to restructuring initiatives, cost savings initiatives and other initiatives that are reasonably identifiable and projected by the Borrower in good faith to result from actions that have either been taken, with respect to which substantial steps have been taken or are expected to be taken within eight fiscal quarters after the date of consummation of such acquisition, disposition or other specified transaction or the initiation of such restructuring initiative, cost savings initiative or other initiatives and (II) pro forma “run rate” cost savings, operating expense reductions and synergies (in each case, net of amounts actually realized) related to the Transactions that are reasonably identifiable and projected by the Borrower in good faith to result from actions that have either been taken, with respect to which substantial steps have been taken or are expected to be taken (in the good faith determination of the Borrower) within eight fiscal quarters after the Closing Date (it is understood and agreed that “run-rate” means the full recurring benefit for a period that is associated with any action taken, committed to be taken or with respect to which substantial steps have been taken or are expected to be taken); plus (m) any payments in the nature of compensation or expense reimbursement made to independent board members; plus (n) costs, charges, accruals, reserves or expenses attributable to the undertaking and/or implementation of cost savings initiatives and operating 5 US-DOCS\123992845.16 042525-0274 expense reductions, restructuring and similar charges, severance, relocation costs, integration and facilities and opening costs and other business optimization expenses, signing costs, retention or completion bonuses, transition costs, costs related to closure/consolidation of facilities, stores and curtailments or modifications to pension and post-retirement employee benefits plans (including any settlement of pension liabilities); plus (o) expenses, charges or losses in connection with any single or one-time event, including, without limitation, in connection with the Acquisition and/or any acquisition consummated after the Closing Date (including, without limitation, legal, accounting and other professional fees and expenses incurred in connection with acquisitions and other investments made prior to or following the Closing Date); plus (p) (x) adjustments, exclusions and add-backs of the type reflected in the Sponsor’s model delivered to the Arrangers on May 14, 2021 and (y) adjustments, exclusions and add-backs of the type reflected in any other quality of earnings analysis prepared by independent registered public accountants of recognized national standing (or any other accounting firm reasonably acceptable to the Administrative Agent) delivered by the Sponsor to the Administrative Agent in connection with Permitted Acquisitions or other Investments after the Closing Date and (z) adjustments consistent with Regulation S-X; plus (q) pro forma adjustments to include the net income of Persons, assets or other lines of business that will be acquired pursuant to a Permitted Acquisition or other similar Investment permitted hereunder for which definitive agreements have been entered into during such period and which have not been consummated as of the relevant date of determination; plus (r) if such period includes the results of new or remodeled stores, whether opened or remodeled prior to the Closing Date or after the Closing Date, which have been open or remodeled for less than 24 months, the “run rate” pro forma impact of Consolidated EBITDA expected to be generated by any such new or remodeled store (net of any realized amounts) on the 36 month-anniversary following the opening or remodeling of such new store, as applicable; plus (s) pre-opening expenses and “start-up costs” (as determined by the Borrower) related to the acquisition, opening, organizing and entering into of any new stores and all other locations incurred prior to the first day the new stores or locations are determined to be open for business (as determined by the Borrower) and costs associated with upgrading, remodeling or construction of new locations or stores; provided that, the aggregate amount of adjustments to Adjusted EBITDA pursuant to the preceding clauses (l), (n), (o), (p)(y), (q) and (r), taken together with the aggregate amount of 6 US-DOCS\123992845.16 042525-0274 adjustments pursuant to Section 1.07(3), shall not exceed 25% of Adjusted EBITDA for any period (calculated after giving effect to such adjustments set forth in Adjusted EBITDA); and (2) decreased (without duplication) by the following, in each case to the extent included in determining Consolidated Net Income for such period: (a) non-cash gains for such period (excluding any non-cash gain to the extent it represents the reversal of an accrual or reserve for a potential cash item that reduced Consolidated Net Income or Adjusted EBITDA in any prior period other than any such accrual or reserve that has been added back to Consolidated Net Income in calculating Adjusted EBITDA in accordance with this definition), and (b) the amount of any non-controlling interest consisting of loss attributable to non-controlling interests of third parties in any non-wholly owned subsidiary added (and not deducted in such period from Consolidated Net Income). Adjusted EBITDA of the Borrower and its Restricted Subsidiaries will be deemed to equal (i) $34.2 million for the fiscal quarter ended August 1, 2020, (ii) $30.8 million for the fiscal quarter ended October 31, 2020, (iii) $44.0 million for the fiscal quarter ended January 30, 2021 and (iv) $73.0 million for the fiscal quarter ended May 1, 2021, in each case and, without duplication, adjusted to reflect any pro forma adjustments with respect to any relevant Specified Transaction as are appropriate and consistent with the pro forma adjustment provisions set forth in Section 1.07, in each case, occurring or identified after the Closing Date and not otherwise included in the calculation of the foregoing amounts; provided that, for the avoidance of doubt, such deemed Adjusted EBITDA numbers shall not change following delivery of the financials relating to the fiscal quarter ended May 1, 2021 pursuant to Section 6.01(2). “Adjusted Eurodollar Rate” means, with respect to any Borrowing of Eurodollar Rate Loans for any Interest Period, an interest rate per annum equal to the Eurodollar Rate based on clause (a) of the definition of “Eurodollar Rate” for such Interest Period multiplied by the Statutory Reserve Rate; provided that, notwithstanding the foregoing, the “Adjusted Eurodollar Rate” shall in no event be less than 0.75% per annum with respect to the Closing Date Term Loans. The Adjusted Eurodollar Rate will be adjusted automatically as to all Borrowings of Eurodollar Rate Loans then outstanding as of the effective date of any change in the Statutory Reserve Rate. “Administrative Agent” has the meaning specified in the introductory paragraph to this Agreement. “Administrative Agent’s Office” means the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 10.02, or such other address or account as the Administrative Agent may from time to time notify the Borrower and the Lenders. “Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent. 7 US-DOCS\123992845.16 042525-0274 “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise. “Affiliate Transaction” has the meaning specified in Section 6.19. “Affiliated Lender” means, at any time, any Lender that is the Sponsor or an Affiliate of the Sponsor or an Affiliate of the Borrower (other than (a) any Loan Party or any Subsidiary, (b) any Debt Fund Affiliate or (c) any natural person) at such time. “Affiliated Lender Assignment and Assumption” has the meaning specified in Section 10.07(h)(v). “Affiliated Lender Cap” has the meaning specified in Section 10.07(h)(iv). “After Year-End Investment” has the meaning specified in Section 2.05(2). “After Year-End Payment” has the meaning specified in Section 2.05(2). “Agency Fee Letter” means that certain Agency Fee Letter, dated as of May 19, 2021, by and among the Borrower, Bank of America and BofA Securities, as amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof. “Agent Parties” has the meaning specified in Section 10.02(4). “Agent-Related Persons” means the Agents, together with their respective Affiliates, and the officers, directors, employees, agents, attorney-in-fact, partners, trustees and advisors of such Persons and of such Persons’ Affiliates. “Agents” means, collectively, the Administrative Agent, the Collateral Agent and the Supplemental Administrative Agents (if any). “Aggregate Commitments” means the Commitments of all the Lenders. “Agreement” means this Agreement, as amended, restated, amended and restated, modified or supplemented from time to time in accordance with the terms hereof. “Agreement Currency” has the meaning specified in Section 10.26. 8 US-DOCS\123992845.16 042525-0274

“AHYDO Payment” means any mandatory prepayment or redemption pursuant to the terms of any Indebtedness that is intended or designed to cause such Indebtedness not to be treated as an “applicable high yield discount obligation” within the meaning of Code Section 163(i). “All-In Yield” means, with respect to any term loan facility or other term loans, as of any date of determination, the sum of (i) the higher of (A) the Adjusted Eurodollar RateTerm SOFR on such date for a deposit in Dollars with a maturity of three months and (B) the Adjusted Eurodollar RateTerm SOFR “floor,” if any, with respect thereto as of such date, (ii) the Applicable Rate (or other applicable margin) as of such date for Eurodollar RateTerm SOFR Loans (or other loans that accrue interest by reference to a similar reference rate) and (iii) the amount of OID and upfront fees thereon (converted to yield assuming a four-year average life and without any present value discount), but excluding (x) any arrangement, commitment, structuring, underwriting, ticking, unused line fees and/or amendment fees (regardless of whether any such fees are paid to or shared in whole or in part with any Lender) and (ii) any other fee that is not paid by the Borrower generally to all relevant Lenders ratably; provided that the amounts set forth in clauses (i) and (ii) above for any term loans that are not incurred under this Agreement shall be based on the stated interest rate basis for such term loans. “Applicable Discount” has the meaning specified in Section 2.05(1)(e)(C)(2). “Applicable Indebtedness” has the meaning specified in the definition of “Weighted Average Life to Maturity”. “Applicable Intercreditor Agreement” means (a) to the extent executed in connection with any incurrence of Indebtedness secured by Liens on the Collateral that (i) are intended to rank equal in priority to the Liens on the ABL Priority Collateral (as defined in the ABL Intercreditor Agreement) securing the ABL Obligations and (ii) are intended to rank junior in priority to the Liens on the Term Priority Collateral (as defined in the ABL Intercreditor Agreement) securing the Obligations, the ABL Intercreditor Agreement, (b) to the extent executed in connection with any incurrence of Indebtedness secured by Liens on the Collateral that are intended to rank equal in priority to the Liens on the Collateral securing the Obligations (but without regard to control of remedies), each of the ABL Intercreditor Agreement, the Term Intercreditor Agreement (if applicable) and the Pari Passu Intercreditor Agreement, (c) to the extent executed in connection with the incurrence of Indebtedness secured by Liens on the Collateral which are intended to rank junior in priority to the Liens on the Collateral securing the Obligations or equal in priority to the Liens on the Collateral securing the Junior Priority Debt Obligations (as defined in the Term Intercreditor Agreement), the Term Intercreditor Agreement and the ABL Intercreditor Agreement and (d) to the extent executed in connection with any incurrence of Indebtedness secured by Liens on the Collateral that are intended to rank junior in priority to the Liens securing the Obligations and the Junior Priority Debt Obligations (as defined in the Term Intercreditor Agreement), a customary intercreditor agreement in form and substance reasonably acceptable to the Administrative Agent and the Borrower, which agreement shall provide that the Liens on the Collateral securing such Indebtedness shall rank junior to the Liens on the Collateral securing the Obligations and the Junior Priority Debt Obligations (as defined in the Term Intercreditor Agreement). 9 US-DOCS\123992845.16 042525-0274 “Applicable Rate” means a percentage per annum equal to: (a) with respect to Closing Date Term Loans, a percentage per annum equal to (x) for Eurodollar RateTerm SOFR Loans, 5.50% and (y) for Base Rate Loans, 4.50%. (b) with respect to any Term Loans (other than Closing Date Term Loans), as specified in the applicable Incremental Amendment, Extension Amendment, Refinancing Amendment or amendment in respect of Replacement Loans. “Appropriate Lender” means, at any time, with respect to Loans of any Class, the Lenders of such Class. “Approved Commercial Bank” means a commercial bank with a consolidated combined capital and surplus of at least $5,000,000,000. “Approved Fund” means, with respect to any Lender, any Fund that is administered, advised or managed by (a) such Lender, (b) an Affiliate of such Lender or (c) an entity or an Affiliate of an entity that administers, advises or manages such Lender. “Arrangers” means BofA Securities, Morgan Stanley, Goldman Sachs, and KCM, each in its capacity as a joint lead arranger and joint lead bookrunner under this Agreement. “Asset Sale” means: (1) the sale, conveyance, transfer or other disposition (including Sale-Leaseback Transactions and whether effected pursuant to a Division or otherwise), whether in a single transaction or a series of related transactions of property or assets of the Borrower or any Restricted Subsidiary (each referred to in this definition as a “disposition”); or (2) the issuance or sale of Equity Interests (other than Preferred Stock or Disqualified Stock of Restricted Subsidiaries issued in compliance with Section 7.02 and directors’ qualifying shares or shares or interests required to be held by foreign nationals or other third parties to the extent required by applicable law) of any Restricted Subsidiary (other than to the Borrower or another Restricted Subsidiary), whether in a single transaction or a series of related transactions; in each case, other than: (a) any disposition of: (i) Cash Equivalents or Investment Grade Securities, (ii) obsolete, damaged or worn out property or assets in the ordinary course of business or consistent with industry practice or any 10 US-DOCS\123992845.16 042525-0274 disposition of inventory or goods (or other assets) held for sale or no longer used or useful in the ordinary course, (iii) assets no longer economically practicable or commercially reasonable to maintain (as determined in good faith by the management of the Borrower), (iv) improvements made to leased real property to landlords pursuant to customary terms of leases entered into in the ordinary course of business and (v) assets for purposes of charitable contributions or similar gifts to the extent such assets are not material to the ability of the Borrower and its Restricted Subsidiaries, taken as a whole, to conduct its business in the ordinary course; (b) the disposition of any assets by the Borrower or any Restricted Subsidiary in a manner permitted pursuant to Section 7.03; (c) any disposition in connection with the making of any Restricted Payment that is permitted to be made, and is made, under Section 7.05, any Permitted Investment or any acquisition otherwise permitted under this Agreement; (d) any disposition of property or assets or issuance or sale of Equity Interests of any Restricted Subsidiary with an aggregate fair market value of less than (i) $10.0 million for any individual transaction or series of related transactions and (ii) $20.0 million for all such transactions in any fiscal year (with any unused capacity being carried forward and applied to increase this basket in subsequent fiscal years); (e) any disposition of property or assets or issuance of securities by a Restricted Subsidiary to the Borrower or by the Borrower or a Restricted Subsidiary to a Restricted Subsidiary to the extent otherwise permitted hereunder; (f) to the extent allowable under Section 1031 of the Code, any exchange of like property (excluding any boot thereon) for use in a Similar Business; (g) (i) the lease, assignment or sublease, license or sublicense of any real or personal property in the ordinary course of business or consistent with industry practice and (ii) the exercise of termination rights with respect to any lease, sublease, license or sublicense or other agreement; (h) any issuance, disposition or sale of Equity Interests in, or Indebtedness, assets or other securities of, an Unrestricted Subsidiary; 11 US-DOCS\123992845.16 042525-0274 (i) foreclosures, condemnation, expropriation, eminent domain or any similar action (including for the avoidance of doubt, any Casualty Event) with respect to assets or the granting of Liens not prohibited hereunder; (j) the sale, conveyance, transfer or other disposition of accounts receivable, or participations therein, or Securitization Assets or related assets in connection with any Qualified Securitization Facility or the disposition of an account receivable in connection with the collection or compromise thereof in the ordinary course of business or consistent with industry practice or in bankruptcy or similar proceedings; (k) any financing transaction with respect to property built or acquired by the Borrower or any Restricted Subsidiary after the Closing Date, including asset securitizations permitted hereunder; (l) the sale, lease, assignment, license, sublease or discount of inventory, equipment, accounts receivable, notes receivable or other current assets in the ordinary course of business or consistent with industry practice or the conversion of accounts receivable to notes receivable or other dispositions of accounts receivable in connection with the collection thereof; (m) the licensing or sublicensing of IP Rights or other general intangibles in the ordinary course of business or consistent with industry practice; (n) any surrender or waiver of contract rights or the settlement, release or surrender of contract rights or other litigation claims in the ordinary course of business or consistent with industry practice; (o) the unwinding of any Hedging Obligations; (p) sales, transfers and other dispositions of Investments in joint ventures to the extent required by, or made pursuant to, customary buy/sell arrangements between the joint venture parties set forth in joint venture arrangements and similar binding arrangements; (q) the lapse or abandonment of IP Rights, which in the reasonable good faith determination of the Borrower, are not material to the conduct of the business of the Borrower and its Restricted Subsidiaries taken as a whole; (r) the granting of a Lien that is permitted under Section 7.01; (s) the issuance of directors’ qualifying shares and shares of Capital Stock of Foreign Subsidiaries issued to foreign nationals as required by applicable law; (t) the disposition of any assets (including Equity Interests) (i) acquired in a transaction permitted hereunder, which assets are not used or useful in the principal business of the Borrower and its Restricted Subsidiaries or (ii) 12 US-DOCS\123992845.16 042525-0274

made in connection with the approval of any applicable antitrust authority or otherwise necessary or advisable in the good faith determination of the Borrower to consummate any acquisition permitted hereunder; (u) dispositions of property to the extent that such property is exchanged for credit against the purchase price of similar replacement property; (v) dispositions and transfers of property in connection with any Sale-Leaseback Transactions; (w) the settlement or early termination of any Permitted Bond Hedge Transaction and the settlement or early termination of any related Permitted Warrant Transaction; (x) dispositions on the Closing Date in connection with the Transactions; (y) other dispositions in an aggregate amount not to exceed the greater of (i) $20.0 million and (ii) 12.5% of Adjusted EBITDA of the Borrower and its Restricted Subsidiaries as of the most recently ended Test Period calculated giving pro forma effect thereto in any fiscal year with unused amounts in any fiscal year being carried forward to the immediately succeeding fiscal year. “Assignee Group” means two or more Eligible Assignees that are Affiliates of one another or two or more Approved Funds managed by the same investment advisor. “Assignment and Assumption” means an Assignment and Assumption substantially in the form of Exhibit D-1 or any other form approved by the Administrative Agent. “Attorney Costs” means all reasonable fees, expenses and disbursements of any law firm or other external legal counsel, to the extent documented in reasonable detail and invoiced. “Attributable Indebtedness” means, on any date, in respect of any Capitalized Lease Obligation of any Person, the amount thereof that would appear as a liability on a balance sheet of such Person prepared as of such date in accordance with GAAP. “Auction Agent” means (a) the Administrative Agent or (b) any other financial institution or advisor engaged by the Borrower (whether or not an Affiliate of the Administrative Agent) to act as an arranger in connection with any Discounted Term Loan Prepayment pursuant to Section 2.05(1)(e); provided that the Borrower shall not designate the Administrative Agent as the Auction Agent without the written consent of the Administrative Agent (it being understood that the Administrative Agent shall be under no obligation to agree to act as the Auction Agent); provided further that neither the Borrower nor any of its Affiliates may act as the Auction Agent. “Audited Financial Statements” means an audited balance sheet of the Borrower and its consolidated Subsidiaries as of on or about February 2, 2021, and the related audited statements 13 US-DOCS\123992845.16 042525-0274 of income and cash flows for the Borrower and its Subsidiaries for the fiscal year ending on or about February 2, 2021. “Available Amount” means, at any time (the “Available Amount Reference Time”), an amount (which shall not be less than zero) equal to the sum of: (1) the greater of (x) $85.0 million and (y) 50.0% of Adjusted EBITDA of the Borrower and its Restricted Subsidiaries computed on a pro forma basis in accordance with Section 1.07 for the most recently ended Test Period as of such time; plus (2) the Retained Excess Cash Flow Amount; provided that this clause (2) (other than uses pursuant to Section 7.02(34) and clause (52) of the definition of “Permitted Liens”) shall only be available for use if the Total Net Leverage Ratio for the Test Period immediately preceding such usage would be no greater than 2.00 to 1.00 after giving pro forma effect thereto; plus (3) the amount of any common capital contributions (including mergers or consolidations that have a similar effect), Net Proceeds from any Permitted Equity Issuance (or issuance of debt securities that have been converted into or exchanged for Qualified Equity Interests) or Net Proceeds contributed to the Borrower following the consummation of a Qualifying IPO plus the fair market value of any Cash Equivalents and the fair market value of any assets received by the Borrower or such Restricted Subsidiary upon conversion or exchange, other than (w) the amount of any Specified Equity Contribution, (x) any capital contributions (including mergers or consolidations that have a similar effect) or equity or debt issuances to the extent utilized in connection with other transactions permitted pursuant to Section 7.02 and Section 7.05) received by or made to the Borrower (or any direct or indirect parent thereof and contributed by such parent to the Borrower), (y) [reserved] (z) any non-cash capital contributions (including mergers or consolidations that have a similar effect), in each case, during the period from and including the Business Day immediately following the Closing Date through and including the Available Amount Reference Time; plus (4) the cash proceeds of any Disqualified Stock of the Borrower and any of its Restricted Subsidiaries issued after the Closing Date (other than Disqualified Stock issued to the Borrower or any of its Restricted Subsidiaries), which has been converted into or exchanged for Capital Stock of the Borrower, any Restricted Subsidiary or any Parent Company that does not constitute Disqualified Stock, in each case, during the period from and including the Business Day immediately following the Closing Date through and including the Available Amount Reference Time; plus (5) the Net Proceeds received by the Borrower or any Restricted Subsidiary from any Permitted Investments made with the Available Amount plus returns, profits, distributions and similar amounts received in cash or Cash Equivalents (and non-cash returns, profits, distributions and similar amounts immediately following the Closing Date through and including the Available Amount Reference Time in an amount not in excess of the fair market value thereof at the time of such distribution) by the Borrower 14 US-DOCS\123992845.16 042525-0274

and its Restricted Subsidiaries from Permitted Investments made with the Available Amount; plus (6) the aggregate amount of Declined Proceeds during the period from the Business Day immediately following the Closing Date through and including the Available Amount Reference Time; plus (7) the amount of any Permitted Investments by the Borrower or any Restricted Subsidiary in any Unrestricted Subsidiary with the Available Amount that has been re-designated as a Restricted Subsidiary or has been merged, consolidated or amalgamated with or into, or is liquidated, would up or dissolved into, the Borrower or any Restricted Subsidiary in an amount not to exceed the lesser of (A) the fair market value (as reasonably determined by the Borrower in good faith) of the original amount of such Investment and (B) the fair market value (as reasonably determined by the Borrower in good faith) of the property or assets of any Unrestricted Subsidiary that have been transferred, conveyed or otherwise distributed to the Borrower or any Restricted Subsidiary, in each case, during the period from and including the Business Day immediately following the Closing Date through and including the Available Amount Reference Time; plus (8) the fair market value of Term Loans plus all accrued and unpaid interest thereon contributed by any Affiliated Lender to the Borrower for cancellation and extinguishment pursuant to Section 10.07(h); provided that, the fair market value of such Term Loans shall not exceed par and, if the fair market value of such Term Loans cannot be ascertained by the Borrower, the fair market value shall be deemed to be the purchase price of such Term Loans paid by such Affiliated Lender; minus (9) the aggregate amount of Restricted Payments made with the Available Amount pursuant to clause (10)(Y) of Section 7.05(b) (net of any return of capital in respect of any Investments or deemed reduction in the amount of such Investment, including, without limitation, upon the redesignation of any Unrestricted Subsidiary as a Restricted Subsidiary or the sale, transfer, lease or other disposition of any such Investments), during the period commencing on the Closing Date through and including the Available Amount Reference Time (and, for purposes of this clause (8), without taking account of the intended usage of the Available Amount at such Available Amount Reference Time). “Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (x) if the then-current Benchmark is a term rate, any tenor for such Benchmark that is or may be used for determining the length of an Interest Period or (y) otherwise, any payment period for interest calculated with reference to such Benchmark, as applicable, pursuant to this Agreement as of such date. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means: 15 US-DOCS\123992845.16 042525-0274 (a) in relation to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule; and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bank of America” means Bank of America, N.A. “Bankruptcy Code” has the meaning specified in Section 8.02. “Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus ½ of 1.00%, (b) the Prime Rate in effect for such day and (c) the Eurodollar RateTerm SOFR on such day for an Interest Period of one (1) month plus 1.00% (or, if such day is not a Business Day, the immediately preceding Business Day); provided that, notwithstanding the foregoing, the “Base Rate” shall in no event be less than 1.75% per annum with respect to the Closing Date Term Loans. “Base Rate Loan” means a Loan that bears interest based on the Base Rate. “Basket” means any amount, threshold or other value permitted or prescribed with respect to any Lien, Indebtedness, Asset Sale, Investment, Restricted Payment, transaction value, judgment or other amount under any provision in Articles V, VI, VII or VIII and the definitions related thereto. “Benchmark” means, initially, the Adjusted Eurodollar RateTerm SOFR; provided that if a replacement of the Benchmark has occurred pursuant to Section 3.03 then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate. Any reference to “Benchmark” shall include, as applicable, the published component used in the calculation thereof. “Benchmark Replacement” means: (1) [reserved]; and (1) For purposes of Section 3.03(1), the first alternative set forth below that can be determined by the Administrative Agent: (a) the sum of: (i) Term SOFR and (ii) 0.11448% (11.448 basis points) for an Available Tenor of one-month’s duration, 0.26161% (26.161 basis points) for an Available Tenor of three-months’ duration, 0.42826% (42.826 16 US-DOCS\123992845.16 042525-0274

basis points) for an Available Tenor of six-months’ duration, and 0.71513% (71.513 basis points) for an Available Tenor of twelve-months’ duration, or (b) the sum of: (i) Daily Simple SOFR and (ii) 0.11448% (11.448 basis points); provided that, if initially the Adjusted Eurodollar Rate is replaced with the rate contained in clause (b) above (Daily Simple SOFR plus the applicable spread adjustment) and subsequent to such replacement, the Administrative Agent determines that Term SOFR has become available and is administratively feasible for the Administrative Agent in its sole discretion, and the Administrative Agent notifies the Borrower and each Lender of such availability, then from and after the beginning of the Interest Period, relevant interest payment date or payment period for interest calculated, in each case, commencing no less than thirty (30) days after the date of such notice, the Benchmark Replacement shall be as set forth in clause (a) above; and (2) For purposes of Section 3.03(2), the sum of (a) the alternate benchmark rate and (b) an adjustment (which may be a positive or negative value or zero), in each case, that has been selected by the Administrative Agent and the Borrower as the replacement Benchmark giving due consideration to any evolving or then-prevailing market convention, including any applicable recommendations made by a Relevant Governmental Body, for U.S. dollar-denominated syndicated credit facilities at such time; provided that, if the Benchmark Replacement as determined pursuant to clause (1) or (2) above would be less than 0.75%, the Benchmark Replacement will be deemed to be 0.75% for the purposes of this Agreement and the other Loan Documents. Any Benchmark Replacement shall be applied in a manner consistent with market practice; provided that to the extent such market practice is not administratively feasible for the Administrative Agent, such Benchmark Replacement shall be applied in a manner as otherwise reasonably determined by the Administrative Agent. “Benchmark Replacement Conforming Changes” means, with respect to anythe use, administration or any conventions associated with SOFR or any proposed Benchmark Replacement, any technical, administrative or operational changes (includingas applicable, any conforming changes to the definitiondefinitions of “Base Rate”,” the definition of “Business Day,” the definition of “SOFR”, “Term SOFR” and “Interest Period,”, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters (including, for the avoidance of doubt, the definitions of Business Day and U.S. Government Securities Business Day, timing of borrowing requests or prepayment, conversion or continuation notices, and the applicability and length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides (in consultation with the Borrower) may be appropriate to reflect the adoption and implementation of such Benchmark Replacementapplicable rate(s) and to permit the administration thereof by the 17 US-DOCS\123992845.16 042525-0274 Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark Replacementrate exists, in such other manner of administration as the Administrative Agent decides (in consultation with the Borrower) is reasonably necessary in connection with the administration of this Agreement and the otherany Loan DocumentsDocument). “Benchmark Transition Event” means, with respect to any then-current Benchmark other than the Eurodollar Rate, the occurrence of a public statement or publication of information by or on behalf of the administrator of the then-current Benchmark or a Governmental Authority with jurisdiction over such administrator announcing or stating that all Available Tenors are or will no longer be representative, or made available, or used for determining the interest rate of loans, or shall or will otherwise cease, provided that, at the time of such statement or publication, there is no successor administrator that is satisfactory to the Administrative Agent, that will continue to provide any representative tenors of such Benchmark after such specific date. “Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Board of Directors” means, for any Person, the board of directors or other governing body of such Person or, if such Person does not have such a board of directors or other governing body and is owned or managed by a single entity, the Board of Directors of such entity, or, in either case, any committee thereof duly authorized to act on behalf of such Board of Directors. Unless otherwise provided, “Board of Directors” means the Board of Directors of Holdings or the Borrower, as the context may require. “BofA Securities” means BofA Securities, Inc. “Borrower” means (a) Torrid LLC, a California limited liability company and (b) upon the consummation of any transaction permitted by Section 7.03(4), the Successor Borrower. “Borrower Materials” has the meaning specified in Section 6.02. 18 US-DOCS\123992845.16 042525-0274

“Borrower Offer of Specified Discount Prepayment” means any offer by any Borrower Party to make a voluntary prepayment of Loans at a specified discount to par pursuant to Section 2.05(1)(e)(B). “Borrower Parties” means the collective reference to Holdings, the Borrower and each Subsidiary of the Borrower and “Borrower Party” means any of them. “Borrower Solicitation of Discount Range Prepayment Offers” means the solicitation by any Borrower Party of offers for, and the corresponding acceptance by a Lender of, a voluntary prepayment of Loans at a specified range of discounts to par pursuant to Section 2.05(1)(e)(C). “Borrower Solicitation of Discounted Prepayment Offers” means the solicitation by any Borrower Party of offers for, and the subsequent acceptance, if any, by a Lender of, a voluntary prepayment of Loans at a discount to par pursuant to Section 2.05(1)(e)(D). “Borrowing” means a borrowing consisting of Loans of the same Class and Type made, converted or continued on the same date and, in the case of Eurodollar RateTerm SOFR Loans, having the same Interest Period. “Business Day” means any day that is not a Legal Holiday and, with respect to any interest rate settings as to a Eurodollar Rate Loan, any fundings, disbursements, settlements and payments in respect of any such Eurodollar Rate Loan, or any other dealings to be carried out pursuant to this Agreement in respect of any such Eurodollar Rate Loan, any day on which dealings in deposits in Dollars are conducted by and between banks in the London interbank eurodollar market.. “Capital Expenditures” means, for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities and including in all events all amounts expended or capitalized under Capitalized Lease Obligations) by the Borrower and the Restricted Subsidiaries during such period that, in conformity with GAAP, are or are required to be included as capital expenditures on the consolidated statement of cash flows of Cayman Holdings and the Restricted Subsidiaries. “Capital Stock” means: (1) in the case of a corporation or exempted company, corporate stock or shares in the capital of such corporation or exempted company; (2) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock; (3) in the case of a partnership, exempted limited partnership or limited liability company, partnership or membership interests (whether general or limited); and (4) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing 19 US-DOCS\123992845.16 042525-0274 Person, but excluding from all of the foregoing any debt securities convertible into or exchangeable for Capital Stock, whether or not such debt securities include any right of participation with Capital Stock. “Capitalized Lease Obligation” means, at the time any determination thereof is to be made, the amount of the liability in respect of a capital lease that would at such time be required to be capitalized and reflected as a liability on a balance sheet (excluding the footnotes thereto) prepared in accordance with GAAP. “Capitalized Software Expenditures” means, for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities) by a Person and its Restricted Subsidiaries during such period in respect of licensed or purchased software or internally developed software and software enhancements that, in conformity with GAAP, are or are required to be reflected as capitalized costs on the consolidated balance sheet of a Person and its Restricted Subsidiaries. “Captive Insurance Subsidiary” means any Subsidiary of the Borrower that is subject to regulation as an insurance company (or any Subsidiary thereof). “Cash Collateral Account” means an account held at, and subject to the sole dominion and control of, the Collateral Agent. “Cash Equivalents” means: (1) Dollars; (2) [reserved]; (3) local currencies held by the Borrower or any Restricted Subsidiary from time to time in the ordinary course of business or consistent with industry practice; (4) readily marketable direct obligations issued or directly and fully and unconditionally guaranteed or insured by the U.S. government or any agency or instrumentality thereof the securities of which are unconditionally guaranteed as a full faith and credit obligation of such government with maturities of 36 months or less from the date of acquisition; (5) certificates of deposit, time deposits and eurodollar time deposits with maturities of three years or less from the date of acquisition, demand deposits, bankers’ acceptances with maturities not exceeding three years and overnight bank deposits, in each case with any domestic or foreign commercial bank having capital and surplus of not less than $500.0 million in the case of U.S. banks and $100.0 million (or the U.S. dollar equivalent as of the date of determination) in the case of non-U.S. banks; (6) repurchase obligations for underlying securities of the types described in clauses (4) and (5) above or clauses (7) and (8) below entered into with any financial 20 US-DOCS\123992845.16 042525-0274 institution or recognized securities dealer meeting the qualifications specified in clause (5) above; (7) commercial paper and variable or fixed rate notes rated at least P-2 by Moody’s or at least A-2 by S&P (or, if at any time neither Moody’s nor S&P is rating such obligations, an equivalent rating from another Rating Agency) and in each case maturing within 36 months after the date of acquisition thereof; (8) marketable short-term money market and similar liquid funds having a rating of at least P-2 or A-2 from either Moody’s or S&P, respectively (or, if at any time neither Moody’s nor S&P is rating such obligations, an equivalent rating from another Rating Agency); (9) securities issued or directly and fully and unconditionally guaranteed by any state, commonwealth or territory of the United States or any political subdivision or taxing authority of any such state, commonwealth or territory or any public instrumentality thereof having maturities of not more than 36 months from the date of acquisition thereof; (10) readily marketable direct obligations issued or directly and fully and unconditionally guaranteed by any foreign government or any political subdivision or public instrumentality thereof, in each case having an Investment Grade Rating from either Moody’s or S&P (or, if at any time neither Moody’s nor S&P is rating such obligations, an equivalent rating from another Rating Agency selected by the Borrower) with maturities of 36 months or less from the date of acquisition; (11) Indebtedness or Preferred Stock issued by Persons with a rating of “A” or higher from S&P or “A2” or higher from Moody’s (or, if at any time neither Moody’s nor S&P is rating such obligations, an equivalent rating from another Rating Agency) with maturities of 24 months or less from the date of acquisition; (12) Investments with average maturities of 36 months or less from the date of acquisition in money market funds rated AAA- (or the equivalent thereof) or better by S&P or Aaa3 (or the equivalent thereof) or better by Moody’s (or, if at any time neither Moody’s nor S&P is rating such obligations, an equivalent rating from another Rating Agency); (13) investment funds investing substantially all of their assets in securities of the types described in clauses (1) through (12) above; and (14) solely with respect to any Captive Insurance Subsidiary, any investment that the Captive Insurance Subsidiary is not prohibited to make in accordance with applicable law. In the case of Investments by any Foreign Subsidiary or Investments made in a country outside the United States of America, Cash Equivalents will also include (i) investments of the type and maturity described in clauses (1) through (14) above of foreign obligors, which investments or obligors (or the parents of such obligors) have ratings described in such clauses or equivalent 21 US-DOCS\123992845.16 042525-0274 ratings from comparable foreign rating agencies and (ii) other short-term investments utilized by Foreign Subsidiaries in accordance with normal investment practices for cash management in investments analogous to the foregoing investments in clauses (1) through (14) and in this paragraph. “Cash Management Agreement” means any agreement entered into from time to time by Holdings, the Borrower or any Restricted Subsidiary in connection with cash management services for collections, other Cash Management Services and for operating, payroll and trust accounts of such Person, including automatic clearing house services, controlled disbursement services, electronic funds transfer services, information reporting services, lockbox services, stop payment services and wire transfer services. “Cash Management Bank” means any Person that is an Agent, an Arranger, a Lender or an Affiliate of an Agent or Lender at the time it entered into a Cash Management Agreement, whether or not such Person subsequently ceases to be an Agent, an Arranger, a Lender or an Affiliate of an Agent or Lender. “Cash Management Obligations” means obligations owed by Holdings, the Borrower or any Restricted Subsidiary to any Cash Management Bank in connection with, or in respect of, any Cash Management Services. “Cash Management Services” means (a) commercial credit cards, merchant card services, purchase or debit cards, including non-card e-payables services, (b) treasury management services (including controlled disbursement, overdraft, automatic clearing house fund transfer services, return items and interstate depository network services), (c) foreign exchange, netting and currency management services and (d) any other demand deposit or operating account relationships or other cash management services, including under any Cash Management Agreements. “Casualty Event” means any event that gives rise to the receipt by the Borrower or any Restricted Subsidiary of any insurance proceeds or condemnation awards in respect of any equipment, fixed assets or real property (including any improvements thereon) to replace or repair such equipment, fixed assets or real property. “CFC” means a “controlled foreign corporation” within the meaning of Section 957(a) of the Code. “CFC Holdco” means a Domestic Subsidiary that has no material assets (directly or through one or more disregarded entities) other than the Equity Interests and, if applicable, indebtedness in one or more Foreign Subsidiaries that are CFCs, including the indirect ownership of such Equity Interests or indebtedness. “Change in Law” means the occurrence, after the Closing Date, of any of the following: (a) the adoption of any law, rule, regulation or treaty (excluding the taking effect after the Closing Date of a law, rule, regulation or treaty adopted prior to the Closing Date), (b) any change in any law, rule, regulation or treaty or in the administration, interpretation or application thereof by any Governmental Authority or (c) the making or issuance of any request, guideline or directive (whether or not having the force of law) by any Governmental Authority. It is 22 US-DOCS\123992845.16 042525-0274

understood and agreed that (i) the Dodd–Frank Wall Street Reform and Consumer Protection Act (Public Law 111 203, H.R. 4173), all Laws relating thereto and all interpretations and applications thereof and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States regulatory authorities, in each case pursuant to Basel III, shall, for the purpose of this Agreement, be deemed to be adopted subsequent to the Closing Date. “Change of Control” means the occurrence of any of the following after the Closing Date: (1) at any time prior to the consummation of a Qualifying IPO after the Closing Date, the Permitted Holders ceasing to beneficially own (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), in the aggregate, directly or indirectly, at least a majority of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Borrower or any Parent Company; or (2) at any time following the consummation of a Qualifying IPO after the Closing Date, (a) any Person (other than a Permitted Holder) or (b) Persons (other than one or more Permitted Holders) constituting a “group” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), becoming the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)-5 under such Act) of Equity Interests of the Borrower or such Parent Company representing more than forty percent (40%) of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Borrower or such Parent Company, as applicable, and the percentage of aggregate ordinary voting power so held is greater than the percentage of the aggregate ordinary voting power represented by the Equity Interests of the Borrower or such Parent Company, as applicable, beneficially owned, directly or indirectly, in the aggregate by the Permitted Holders; or (3) Holdings shall cease to be the registered owner of 100% of the Equity Interests of the Borrower unless in connection with the consummation of a Qualifying IPO by the Borrower. unless, in the case of clause (1) or (2) above, the Permitted Holders have, at such time, the right or the ability by voting power, contract or otherwise to elect or designate for election at least a majority of the board of directors of the Borrower or any Parent Company. “Claim” means any actions, suits or written demands or claims. “Class” means (i) with respect to Commitments or Loans, those of such Commitments or Loans that have the same terms and conditions (without regard to differences in the Type of Loan, Interest Period, upfront fees, OID or similar fees paid or payable in connection with such Commitments or Loans, or differences in tax treatment (e.g., “fungibility”)) and (ii) with respect to Lenders, those of such Lenders that have Commitments or Loans of a particular Class. 23 US-DOCS\123992845.16 042525-0274 “Closing Date” means the first date on which all the conditions precedent in Section 4.01 are satisfied or waived in accordance with Section 10.01, and the Closing Date Term Loans are made to the Borrower pursuant to Section 2.01(1), which date was June 14, 2021. “Closing Date Distribution” means a special cash dividend to the direct and indirect holders of Equity Interests of the Borrower. “Closing Date Refinancing” means (i) the repayment and discharge of the Existing Credit Agreement, (ii) the termination of all commitments to extend credit thereunder and (iii) the termination and/or release of all guarantees and security granted in connection therewith. “Closing Date Term Loan Commitment” means, as to each Term Lender, its obligation to make a Closing Date Term Loan to the Borrower in an aggregate amount not to exceed the amount specified opposite such Lender’s name under on Schedule 2.01 under the caption “Closing Date Term Loan Commitment” or in the Assignment and Assumption (or Affiliated Lender Assignment and Assumption) pursuant to which such Term Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement (including pursuant to Section 2.14, 2.15, 2.16 or 10.01). The initial aggregate amount of the Closing Date Term Loan Commitments is $350,000,000.00. “Closing Date Term Loans” means the Term Loans made by the Lenders on the Closing Date to the Borrower pursuant to Section 2.01. “CME” means CME Group Benchmark Administration Limited. “Code” means the U.S. Internal Revenue Code of 1986, as amended. “Collateral” means all the “Collateral” (or equivalent term) as defined in any Collateral Document. “Collateral Agent” has the meaning specified in the introductory paragraph to this Agreement. “Collateral and Guarantee Requirement” means, at any time, the requirement that: (1) the Collateral Agent shall have received each Collateral Document required to be delivered (a) on the Closing Date pursuant to Section 4.01(1)(c) or (b) pursuant to Section 6.11 or 6.13 at such time required by such Sections to be delivered, in each case, duly executed by each Loan Party that is party thereto; (2) all Obligations shall have been unconditionally guaranteed by (a) Holdings (or any successor thereto), (b) each Restricted Subsidiary of the Borrower that is a wholly owned Material Domestic Subsidiary (other than any Excluded Subsidiary), which as of the Closing Date shall include those that are listed on Schedule 1.01(1) hereto, (c) any Restricted Subsidiary of the Borrower that Guarantees (or is the borrower or issuer of) (i) any Permitted Incremental Equivalent Debt, (ii) any Credit Agreement Refinancing Indebtedness and/or (iii) the ABL Facility and (d) the Borrower (other than 24 US-DOCS\123992845.16 042525-0274 with respect to its direct Obligations as a primary obligor) (the Persons in the preceding clauses (a) through (d) collectively, the “Guarantors”); (3) except to the extent otherwise provided hereunder or under any Collateral Document, the Obligations and the Guaranty shall have been secured by a perfected security interest with the priority set forth in the Applicable Intercreditor Agreement, subject only to Liens permitted by Section 7.01, in: (a) all the Equity Interests of the Borrower, (b) all Equity Interests of each direct, wholly owned Material Domestic Subsidiary (other than any CFC Holdco) that is directly owned by any Loan Party, and (c) 65% of the issued and outstanding voting Equity Interests and 100% of the issued and outstanding Equity Interests that are not voting Equity Interests of each (i) wholly owned Material Domestic Subsidiary that is (a) a CFC Holdco and (b) directly owned by the Borrower or any Subsidiary Guarantor and (ii) Foreign Subsidiary that is directly owned by any Loan Party; (4) except to the extent otherwise provided hereunder, including subject to Liens permitted by Section 7.01 or under any Collateral Document and in each case subject to exceptions and limitations otherwise set forth in this Agreement and the Collateral Documents, the Obligations and the Guaranty shall have been secured by a security interest in substantially all tangible and intangible personal property of the Borrower and each Guarantor (including accounts other than Securitization Assets), including all accounts, deposit accounts, inventory, equipment, investment property, contract rights, applications and registrations of IP Rights filed in the United States, instruments, chattel paper and documents, letter of credit rights, commercial tort claims, other general intangibles, and proceeds of the foregoing, in each case, (a) that has been perfected (to the extent such security interest may be perfected) by: (i) delivering certificated securities, intercompany notes and other instruments in which a security interest can be perfected by physical control, in each case to the extent required hereunder or the Security Agreement; (ii) filing financing statements under the Uniform Commercial Code; or (iii) making any necessary filings with the United States Patent and Trademark Office or United States Copyright Office; and 25 US-DOCS\123992845.16 042525-0274 (b) with the priority required by the Collateral Documents; provided that any such security interests in the Collateral shall be subject to the terms of the Applicable Intercreditor Agreements. The Collateral Agent may grant extensions of time for the creation, perfection or maintenance of security interests in particular assets (including extensions beyond the Closing Date for the creation, perfection or maintenance of security interests in the assets of the Loan Parties on such date) where it reasonably determines, in consultation with the Borrower, that creation or perfection cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required by this Agreement or the Collateral Documents. Notwithstanding the foregoing provisions of this definition or anything in this Agreement or any other Loan Document to the contrary: (A) Liens required to be granted from time to time pursuant to the Collateral and Guarantee Requirement shall be subject to exceptions and limitations set forth in the Collateral Documents and, to the extent appropriate in the applicable jurisdiction, as agreed between the Administrative Agent and the Borrower; (B) the Collateral and Guarantee Requirement shall not apply to any Excluded Assets; (C) no deposit account control agreement, securities account control agreement or other control agreements or control arrangements shall be required with respect to any deposit account, securities account or other asset specifically requiring perfection through control agreements except to the extent required under the ABL Facility; provided, however, that this requirement shall be deemed satisfied for so long as the ABL Facility Administrative Agent is acting as agent for the benefit of the Collateral Agent pursuant to the ABL Intercreditor Agreement with respect to any deposit account control agreement or securities account control agreement governed by New York law to which the ABL Facility Administrative Agent is a party; provided, further, however, that in no event shall the Borrower or any Guarantor be required to execute or deliver (or maintain in effect) any deposit account control agreement or securities account control agreement if there is no ABL Facility then in effect or such control agreement is not otherwise required to be delivered to the ABL Facility Administrative Agent under the terms of the ABL Facility; (D) no actions in any jurisdiction other than the U.S. or that are necessary to comply with the Laws of any jurisdiction other than the U.S. shall be required in order to create any security interests in assets located, titled, registered, applied for, filed, or arising under laws outside of the U.S. or to perfect such security interests (it being understood that there shall be no security agreements, pledge agreements, or share charge (or mortgage) agreements governed under the Laws of any jurisdiction other than the U.S.) and there shall be no requirement to deliver landlord lien waivers, estoppels and collateral access letters; 26 US-DOCS\123992845.16 042525-0274

(E) no stock certificates of Subsidiaries other than Material Subsidiaries shall be required to be delivered to the Collateral Agent; and (F) no perfection steps shall be required with respect to (i) letter of credit rights, except to the extent constituting a support obligation for other Collateral as to which perfection is accomplished solely by the filing of a UCC financing statement (it being understood that no actions shall be required to perfect a security interest in letter of credit rights, other than the filing of a UCC financing statement), (ii) commercial tort claims with a value of less than $15.0 million, (iii) motor vehicles and other assets subject to certificates of title to the extent a Lien thereon cannot be perfected by the filing of a UCC financing statement, and (iv) promissory notes evidencing debt for borrowed money in a principal amount of less than $15.0 million. “Collateral Documents” means, collectively, the Security Agreement, the Intellectual Property Security Agreements, each of the collateral assignments, security agreements, pledge agreements or other similar agreements delivered to the Administrative Agent, Collateral Agent or the Lenders pursuant to Sections 4.01(1)(c), 6.11 or 6.13 and each of the other agreements, instruments or documents that creates or purports to create a Lien in favor of the Collateral Agent for the benefit of the Secured Parties. “Commitment” means Closing Date Term Loan Commitments, Incremental Term Loan Commitment, Refinancing Commitments or Extended Commitments, or any commitment in respect of Replacement Loans, as the context may require. “Committed Loan Notice” means a notice of (1) a Borrowing with respect to a given Class of Loans, (2) a conversion of Loans of a given Class from one Type to the other or (3) a continuation of Eurodollar RateTerm SOFR Loans of a given Class, pursuant to Section 2.02(1), which, if in writing, shall be substantially in the form of Exhibit A or such other form as may be approved by the Administrative Agent, including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent, appropriately completed and signed by a Responsible Officer of the Borrower. “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. §1 et. seq.), as amended from time to time and any successor statute. “Compensation Period” has the meaning specified in Section 2.12(3)(b). “Compliance Certificate” means a certificate substantially in the form of Exhibit C and which certificate shall in any event be a certificate of a Financial Officer of the Borrower (1) certifying as to whether an Event of Default has occurred and is continuing and, if applicable, specifying the details thereof and any action taken or proposed to be taken with respect thereto (in each case, other than any Event of Default with respect to which the Administrative Agent has otherwise obtained notice in accordance with Section 6.03(1)); and (2) in the case of financial statements delivered under Section 6.01(1), setting forth reasonably detailed calculations of (i) Excess Cash Flow for each fiscal year 27 US-DOCS\123992845.16 042525-0274 commencing with the financial statements for the fiscal year ended on or about January 31, 2023 of the Borrower and (ii) the Net Proceeds received during the applicable period by or on behalf of the Borrower or any Restricted Subsidiary in respect of any Asset Sale or Casualty Event subject to prepayment pursuant to Section 2.05(2)(b)(i) and the portion of such Net Proceeds that has been invested or is intended to be reinvested in accordance with Section 2.05(2)(b)(ii). “Consolidated Cash Interest Charges” means, as of any date for the applicable period ending on such date with respect to any Person and its Restricted Subsidiaries on a consolidated basis, the Consolidated Interest Expense determined on a cash basis only and solely in respect of Indebtedness of the type described in clause (1) of the definition thereof and solely in respect of debt for borrowed money and excluding, for the avoidance of doubt, (i) any non-cash interest expense, including capitalized interest, whether paid or accrued, (ii) the amortization of original issue discount resulting from the issuance of Indebtedness at less than par, (iii) amortization of deferred financing costs, debt issuance costs, commissions, fees and expenses, (iv) any expenses resulting from discounting of indebtedness in connection with the application of recapitalization accounting or purchase accounting, (v) penalties or interest related to taxes and any other amounts of noncash interest resulting from the effects of acquisition method accounting or pushdown accounting, (vi) the accretion or accrual of, or accrued interest on, discounted liabilities (other than Indebtedness) during such period, (vii) non-cash interest expense attributable to the movement of the mark-to-market valuation of obligations under hedging agreements or other derivative instruments pursuant to FASB Accounting Standards Codification No. 815-Derivatives and Hedging, (viii) any one-time cash costs associated with breakage in respect of Hedge Agreements for interest rates, (ix) any payments with respect to make whole premiums or other breakage costs of any Indebtedness, (viii) all non-recurring interest expense consisting of liquidated damages for failure to timely comply with registration rights obligations, all as calculated on a consolidated basis in accordance with GAAP and (ix) expensing of bridge, arrangement, structuring, commitment or other financing fees. “Consolidated Current Assets” means, as at any date of determination, the total assets of any Person and its Restricted Subsidiaries on a consolidated basis that may properly be classified as current assets in conformity with GAAP, excluding cash and Cash Equivalents, amounts related to current or deferred taxes based on income or profits, assets held for sale, loans (permitted) to third parties, pension assets, deferred bank fees, derivative financial instruments and any assets in respect of Hedge Agreements, and excluding the effects of adjustments pursuant to GAAP resulting from the application of recapitalization accounting or purchase accounting, as the case may be, in relation to the Transactions or any consummated acquisition. “Consolidated Current Liabilities” means, as at any date of determination, the total liabilities of any Person and its Restricted Subsidiaries on a consolidated basis that may properly be classified as current liabilities in conformity with GAAP, excluding (A) the current portion of any Funded Debt and other long-term liabilities, (B) the current portion of interest, (C) accruals for current or deferred taxes based on income or profits, (D) accruals of any costs or expenses related to restructuring reserves or severance, (E) all Indebtedness consisting of Loans (as defined in the ABL Facility), Swing Line Loans (as defined in the ABL Facility) and L/C Obligations (as defined in the ABL Facility) to the extent otherwise included therein or any other 28 US-DOCS\123992845.16 042525-0274 revolving loans, swingline loans and letter of credit obligations under any other revolving credit facility, (F) the current portion of any Capitalized Lease Obligation, (G) deferred revenue arising from cash receipts that are earmarked for specific projects, (H) liabilities in respect of unpaid earn-outs, (I) the current portion of any other long-term liabilities, (J) accrued litigation settlement costs and (K) any liabilities in respect of Hedge Agreements, and, furthermore, excluding the effects of adjustments pursuant to GAAP resulting from the application of recapitalization accounting or purchase accounting, as the case may be, in relation to the Transactions or any consummated acquisition. “Consolidated Depreciation and Amortization Expense” means, with respect to any Person for any period, the total amount of depreciation and amortization expense of such Person and its Restricted Subsidiaries, including the amortization of intangible assets, deferred financing fees, debt issuance costs, commissions, fees and expenses and amortization of Capitalized Software Expenditures of such Person and its Restricted Subsidiaries for such period on a consolidated basis and otherwise determined in accordance with GAAP. “Consolidated First Lien Debt” means as of any date of determination, with respect to any Person and its Restricted Subsidiaries, (a) Loans under this Agreement (including any Incremental Term Loans), Loans (as defined in the ABL Facility) under the ABL Facility (including any Incremental Revolving Credit Loans (as defined in the ABL Credit Agreement)), Capitalized Lease Obligations and other Consolidated Total Debt secured by Collateral (or any portion thereof) on an equal priority basis (but without regard to the control of remedies) with Liens securing the Obligations or the Liens securing the ABL Obligations minus (b) without duplication, the aggregate amount of unrestricted cash and Cash Equivalents included in the consolidated balance sheet of such Person and its Restricted Subsidiaries as of such date (but excluding cash and Cash Equivalents which are listed as “Restricted” on such balance sheet), which aggregate amount of cash and Cash Equivalents shall be determined without giving pro forma effect to the proceeds of Indebtedness incurred on such date. “Consolidated Interest Expense” means, with respect to any Person for any period, without duplication, the sum of: (1) consolidated interest expense of such Person and its Restricted Subsidiaries for such period, to the extent such expense was deducted (and not added back) in computing Consolidated Net Income (including (a) amortization of original issue discount or premium resulting from the issuance of Indebtedness at less than par, (b) all commissions, discounts and other fees and charges owed with respect to letters of credit or bankers acceptances, (c) non-cash interest payments, (d) the interest component of Capitalized Lease Obligations and (e) net payments, if any, pursuant to interest rate obligations under any Hedge Agreement with respect to Indebtedness); plus (2) consolidated capitalized interest of such Person and its Restricted Subsidiaries for such period, whether paid or accrued; less (3) interest income for such period. 29 US-DOCS\123992845.16 042525-0274 For purposes of this definition, interest on a Capitalized Lease Obligation shall be deemed to accrue at an interest rate reasonably determined by such Person to be the rate of interest implicit in such Capitalized Lease Obligation in accordance with GAAP. “Consolidated Net Income” means, with respect to any Person for any period, the net income (loss) of such Person and its Restricted Subsidiaries for such period determined on a consolidated basis in accordance with GAAP, excluding (and excluding the effect of), without duplication, (1) extraordinary, exceptional, non-recurring or unusual gains, losses, fees, costs, charges or expenses (including relating to any multi-year strategic initiatives and accruals and reserves in connection with such gains, losses, charges or expenses); restructuring costs, charges, accruals or reserves (including restructuring and integration costs related to acquisitions and adjustments to existing reserves, and in each case, whether or not classified as such under GAAP); costs and expenses related to any reconstruction, decommissioning, recommissioning or reconfiguration of facilities and fixed assets for alternative uses; Public Company Costs (including any costs and expense of any directors of any Parent Company following a Qualifying IPO); costs and expenses related to the integration, consolidation, opening, pre-opening and closing of facilities and fixed assets; severance and relocation costs and expenses, one-time compensation costs and expenses, consulting fees, signing, retention or completion bonuses, and executive recruiting costs; costs and expenses incurred in connection with strategic initiatives; transition costs and duplicative running costs; costs and expenses incurred in connection with non-ordinary course product and IP Rights development; costs incurred in connection with acquisitions (or purchases of assets) prior to or after the Closing Date (including integration costs); business optimization expenses (including costs and expenses relating to business optimization programs, new systems design, retention charges, system establishment costs and implementation costs and project start-up costs), accruals and reserves; operating expenses attributable to the implementation of cost-savings initiatives; curtailments and modifications to pension and post-retirement employee benefit plans (including any settlement of pension liabilities and charges resulting from changes in estimates, valuations and judgments); (2) the cumulative effect of a change in accounting principles and changes as a result of the adoption or modification of accounting policies during such period whether effected through a cumulative effect adjustment or a retroactive application, in each case in accordance with GAAP; (3) Transaction Expenses; (4) any gain (loss) on asset sales, disposals or abandonments (other than asset sales, disposals or abandonments in the ordinary course of business or consistent with industry practice) or income (loss) from discontinued operations (but if such operations are classified as discontinued due to the fact that they are subject to an agreement to dispose of such operations, only when and to the extent such operations are actually disposed of unless otherwise elected by such Person); 30 US-DOCS\123992845.16 042525-0274

(5) the Net Income for such period of any Person that is an Unrestricted Subsidiary and, solely for the purpose of the Available Amount, the Net Income for such period of any Person that is not a Subsidiary or that is accounted for by the equity method of accounting; provided that the Consolidated Net Income of a Person will be increased by the amount of dividends or distributions or other payments that are actually paid in cash or Cash Equivalents (or to the extent converted into cash or Cash Equivalents) to such Person or a Restricted Subsidiary thereof in respect of such period; (6) solely for the purpose of determining the Available Amount, the Net Income for such period of any Restricted Subsidiary (other than any Guarantor) to the extent that the declaration or payment of dividends or similar distributions by that Restricted Subsidiary of its Net Income is not at the date of determination permitted without any prior governmental approval (which has not been obtained) or, directly or indirectly, by the operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Restricted Subsidiary or its stockholders, unless such restriction with respect to the payment of dividends or similar distributions has been legally waived (or such Person reasonably believes such restriction could be waived and is using commercially reasonable efforts to pursue such waiver); provided that Consolidated Net Income of a Person will be increased by the amount of dividends or other distributions or other payments actually paid in cash or Cash Equivalents (or to the extent converted into cash or Cash Equivalents), or the amount that could have been paid in cash or Cash Equivalents without violating any such restriction or requiring any such approval, to such Person or a Restricted Subsidiary thereof in respect of such period, to the extent not already included therein; (7) effects of adjustments (including the effects of such adjustments pushed down to such Person and its Restricted Subsidiaries) related to the application of recapitalization accounting or purchase accounting (including in the inventory, property and equipment, software, goodwill, intangible assets, in process research and development, deferred revenue and debt line items); (8) income (loss) from the early extinguishment or conversion of (a) Indebtedness, (b) Hedging Obligations or (c) other derivative instruments; (9) any impairment charge or asset write-off or write-down in each case, pursuant to GAAP, and the amortization of intangibles arising pursuant to GAAP; (10) (a) any equity based or non-cash compensation charge or expense, including any such charge or expense arising from grants of stock appreciation, equity incentive programs or similar rights, stock options, restricted stock or other rights to, and any cash charges associated with the rollover, acceleration or payout of, Equity Interests by management of such Person or of a Restricted Subsidiary or any Parent Company, (b) noncash compensation expense resulting from the application of Accounting Standards Codification Topic No. 718, Compensation—Stock Compensation or Accounting 31 US-DOCS\123992845.16 042525-0274 Standards Codification Topic 505-50, Equity-Based Payments to Non-Employees, and (c) any income (loss) attributable to deferred compensation plans or trusts; (11) any fees, expenses or charges incurred during such period, or any amortization thereof for such period, in connection with any acquisition, Investment, Asset Sale, disposition, incurrence or repayment of Indebtedness (including such fees, expenses or charges related to the offering and issuance of the Term Loans and the syndication and incurrence of any of the Facilities), issuance of Equity Interests (including by any direct or indirect parent of such Person), recapitalization, refinancing transaction or amendment or modification of any debt instrument (including any amendment or other modification of the Indebtedness evidenced by this Agreement or the ABL Facility) and including, in each case, any such transaction whether consummated on, after or prior to the Closing Date and any such transaction undertaken but not completed, and any charges or nonrecurring merger costs incurred during such period as a result of any such transaction, in each case whether or not successful or consummated (including, for the avoidance of doubt, the effects of expensing all transaction related expenses in accordance with Accounting Standards Codification Topic No. 805, Business Combinations); (12) accruals and reserves that are established or adjusted in connection with the Transactions, an Investment or an acquisition that are required to be established or adjusted as a result of the Transactions, such Investment or such acquisition, in each case accordance with GAAP; (13) any expenses, charges or losses to the extent covered by insurance that are, directly or indirectly, reimbursed or reimbursable by a third party, and any expenses, charges or losses that are covered by indemnification or other reimbursement provisions in connection with any acquisition, Investment or any sale, conveyance, transfer or other disposition of assets permitted under this Agreement; (14) any non-cash gain (loss) attributable to the mark to market movement in the valuation of Hedging Obligations or other derivative instruments pursuant to FASB Accounting Standards Codification Topic 815—Derivatives and Hedging or mark to market movement of other financial instruments pursuant to FASB Accounting Standards Codification Topic 825—Financial Instruments; (15) any net unrealized gain or loss (after any offset) resulting in such period from currency transaction or translation gains or losses including those related to currency remeasurements of Indebtedness (including any net loss or gain resulting from (a) Hedging Obligations for currency exchange risk and (b) resulting from intercompany indebtedness) and any other foreign currency transaction or translation gains and losses, to the extent such gain or losses are non-cash items; (16) any adjustments resulting from the application of Accounting Standards Codification Topic No. 460, Guarantees, or any comparable regulation; (17) any non-cash rent expense; 32 US-DOCS\123992845.16 042525-0274

(18) the amount of any management, monitoring, consulting, transaction and advisory fees and related expenses paid to the Investors (or any accruals relating to such fees and related expenses) during such period to the extent otherwise permitted by Section 6.19; (19) any non-cash expenses, accruals or reserves related to adjustments to historical tax exposures; and (20) earn-out and contingent consideration obligations (including to the extent accounted for as bonuses or otherwise) and adjustments thereof and purchase price adjustments. In addition, to the extent not already included in the Consolidated Net Income of such Person and its Restricted Subsidiaries, Consolidated Net Income will include the amount of proceeds received or receivable from business interruption insurance, the amount of any expenses or charges incurred by such Person or its Restricted Subsidiaries during such period that are, directly or indirectly, reimbursed or reimbursable by a third party, and amounts that are covered by indemnification or other reimbursement provisions in connection with any acquisition, Investment or any sale, conveyance, transfer or other disposition of assets permitted hereunder. “Consolidated Secured Debt” means, as of any date of determination, with respect to any Person and its Restricted Subsidiaries, the aggregate amount of Consolidated Total Debt that is secured by a Lien on any assets or property of such Person or any of its Restricted Subsidiaries that constitutes Collateral. “Consolidated Total Debt” means, as of any date of determination, (a) the aggregate principal amount of Indebtedness of any Person and its Restricted Subsidiaries outstanding on such date, determined on a consolidated basis in accordance with GAAP (but excluding the effects of any discounting of Indebtedness resulting from the application of purchase accounting in connection with the Transaction or any Permitted Acquisition), consisting of Indebtedness for borrowed money, Purchase Money Obligations, Capitalized Lease Obligations, debt obligations evidenced by notes or similar instruments and Guarantees of Indebtedness listed above minus (b) the aggregate amount of all unrestricted cash and Cash Equivalents included in the consolidated balance sheet of such Person and its Restricted Subsidiaries as of such date (but excluding cash and Cash Equivalents which are listed as “Restricted” on such balance sheet), which aggregate amount of cash and Cash Equivalents shall be determined without giving pro forma effect to the proceeds of Indebtedness incurred on such date; provided, Consolidated Total Debt will not include Non-Recourse Indebtedness and Indebtedness in respect of any (1) letter of credit, except to the extent of obligations in respect of drawn standby letters of credit which have not been reimbursed within three (3) Business Days and (2) Hedging Obligations, except any unpaid termination payments thereunder. The Dollar-equivalent principal amount of any Indebtedness denominated in a foreign currency will reflect the currency translation effects, determined in accordance with GAAP, of Hedging Obligations for currency exchange risks with respect to the applicable currency in effect on the date of determination of the Dollar-equivalent principal amount of such Indebtedness. 33 US-DOCS\123992845.16 042525-0274 “Consolidated Working Capital” means, as at any date of determination, the excess of Consolidated Current Assets over Consolidated Current Liabilities. In measuring any increase or decrease in Consolidated Working Capital for any period, (1) to the extent any Person or any of its Restricted Subsidiaries has consummated during such period any one or more acquisitions or dispositions of any Person, then (a) in the case of an acquisition, the Consolidated Working Capital of such acquired Person as of the date of the consummation of such acquisition (after giving effect to the transactions consummated with respect to such acquisition) will be added to the Consolidated Working Capital of such Person and its Restricted Subsidiaries as of the first day of such period and (b) in the case of a disposition, the Consolidated Working Capital of the disposed Person as of the date of the disposition of such Person shall be subtracted from the Consolidated Working Capital of such Person and its Restricted Subsidiaries as of the first day of such period and (2) the application of recapitalization or purchase accounting as a result of any acquisitions or dispositions completed during such period will be excluded. “Contingent Obligations” means, with respect to any Person, any obligation of such Person guaranteeing any leases, dividends or other obligations that do not constitute Indebtedness (“primary obligations”) of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, including any obligation of such Person, whether or not contingent: (1) to purchase any such primary obligation or any property constituting direct or indirect security therefor; (2) to advance or supply funds: (a) for the purchase or payment of any such primary obligation or (b) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor; or (3) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation against loss in respect thereof. “Contract Consideration” has the meaning specified in clause (2)(k) of the definition of “Excess Cash Flow.” “Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound. “Controlled Investment Affiliate” means, as to any Person, any other Person, other than any Investor, which directly or indirectly is in control of, is controlled by, or is under common control with such Person and is organized by such Person (or any Person controlling such Person) primarily for making direct or indirect equity or debt investments in the Borrower or other companies. 34 US-DOCS\123992845.16 042525-0274

“Convertible Indebtedness” means Indebtedness of the Borrower (which may be guaranteed by the Guarantors) permitted to be incurred hereunder that is either (a) convertible into common stock of the Borrower or any Parent Company (and cash in lieu of fractional shares) or cash (in an amount determined by reference to the price of such common stock) or (b) sold as units with call options, warrants or rights to purchase (or substantially equivalent derivative transactions) that are exercisable for common stock of the Borrower or any Parent Company or cash (in an amount determined by reference to the price of such common stock). “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Covered Indebtedness” means each of the following: (x) Subordinated Indebtedness, (y) Indebtedness of the type described in clause (1)(a) of the definition thereof, which is secured by a Lien on the Collateral on a junior basis to the Liens securing the Obligations and (z) Indebtedness of the type described in clause (1)(A) of the definition thereof, which is unsecured and, in each case, the principal amount of which is greater than the Threshold Amount. “Credit Agreement Refinanced Debt” has the meaning assigned to such term in the definition of “Credit Agreement Refinancing Indebtedness.” “Credit Agreement Refinancing Indebtedness” means secured or unsecured Indebtedness of the Borrower or any Guarantor; provided that: (1) such Indebtedness is incurred or otherwise obtained (including by means of the extension or renewal of existing Indebtedness) in exchange for, or to extend, renew, replace, or refinance, in whole or in part, Indebtedness that is either (a) Loans, or (b) other Credit Agreement Refinancing Indebtedness (“Credit Agreement Refinanced Debt”); (2) such Indebtedness is in an original aggregate principal amount not greater than the principal amount of the Credit Agreement Refinanced Debt being exchanged, extended, renewed, replaced or refinanced except to the extent permitted under Section 1.02(10) (plus (a) the amount of all unpaid, accrued or capitalized interest, penalties, premiums (including tender premiums), and other similar amounts payable with respect to the Credit Agreement Refinanced Debt and (b) underwriting discounts, fees, commissions, costs, expenses and other similar amounts payable with respect to such refinancing); (3) the (a) Weighted Average Life to Maturity of such Indebtedness is equal to or longer than the remaining Weighted Average Life to Maturity of the Credit Agreement Refinanced Debt and (b) final maturity date of such Credit Agreement Refinancing Indebtedness is no earlier than the final maturity date of the Credit Agreement Refinanced Debt; 35 US-DOCS\123992845.16 042525-0274 (4) any mandatory prepayments of: (a) any Permitted Junior Priority Refinancing Debt or any Credit Agreement Refinancing Indebtedness that comprises unsecured notes or loans may not be made except to the extent that prepayments are (i) permitted hereunder and (ii) to the extent required hereunder or pursuant to the terms of any Permitted Equal Priority Refinancing Debt, first made or offered to the Loans and any such Permitted Equal Priority Refinancing Debt; and (b) any Permitted Equal Priority Refinancing Debt shall be made on a pro rata basis or less than pro rata basis (but not greater than a pro rata basis) with the Closing Date Term Loans (other than pursuant to a refinancing permitted hereunder or with respect to greater than pro rata payments to an earlier maturing tranche); (5) such Indebtedness is not guaranteed by any Subsidiary of the Borrower other than a Subsidiary Guarantor; (6) if such Indebtedness is secured: (a) such Indebtedness is not secured by any assets or property of the Borrower or any Restricted Subsidiary that does not constitute Collateral; (b) [reserved]; (c) if such Indebtedness is secured, a Debt Representative acting on behalf of the holders of such Indebtedness has become party to or is otherwise subject to the provisions of the Applicable Intercreditor Agreement; and (7) the covenants and events of default applicable to such Indebtedness (x) are on market terms or (y) are substantially identical to, or, taken as a whole, not materially more favorable to the lenders or holders providing such Indebtedness than, those applicable to such Credit Agreement Refinanced Debt, in each case as determined in good faith by a Responsible Officer of the Borrower in its reasonable judgment; provided that the Borrower will promptly deliver to the Administrative Agent final copies of the definitive credit documentation relating to such Indebtedness, which documentation may be redacted (i) where and to the extent that the Borrower believes that such redaction is reasonably necessary to preserve attorney-client, work product or similar privilege between the Loan Parties and their counsel with respect to any matter or to comply with the confidentiality obligations binding on the Borrower, any Subsidiary or any Parent Company or (ii) as otherwise reasonably determined by the Borrower (provided that in the case of clauses (i) and (ii) such redactions do not apply to provisions relating to Collateral pledged to secure the Obligations); provided further that this clause (7) will not apply to: (i) terms addressed in the preceding clauses (1) through (6), 36 US-DOCS\123992845.16 042525-0274

(ii) interest rate, fees, funding discounts and other pricing terms, (iii) redemption, prepayment or other premiums, (iv) optional redemption or prepayment terms and (v) covenants and other terms applicable only to periods after the Latest Maturity Date of the Closing Date Term Loans at the time of incurrence of such Indebtedness or added for the benefit of the Lenders hereunder. Anything to the contrary notwithstanding (including, for the avoidance of doubt, clause (3) above), Credit Agreement Refinancing Indebtedness will include (1) any Registered Equivalent Notes issued in exchange therefor and (2) any Qualifying Bridge Facility, in which case, clause (3) of the first proviso in this definition shall not prohibit the inclusion of customary terms for “bridge” facilities, including customary mandatory prepayment, repurchase or redemption provisions. For the avoidance of doubt, any voluntary prepayments of Credit Agreement Refinancing Indebtedness may be made on a pro rata basis, greater than pro rata basis or less than pro rata basis with other Loans. “Credit Parties” has the meaning specified in Section 9.19. “Daily Simple SOFR” with respect to any applicable determination date means the secured overnight financing rate (“SOFR”) published on such date by the Federal Reserve Bank of New York, as the administrator of the benchmark (or a successor administrator) on the Federal Reserve Bank of New York’s website (or any successor source). “Debt Fund Affiliate” means each of (i) Acme Holdco Leveraged Solutions III LLC, (ii) Cermak Road LLC, (iii) Elston Street LLC and (iv) any other Affiliate of the Sponsor that is primarily engaged in, or advises funds or other investment vehicles that are engaged in, making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit or securities in the ordinary course, and with respect to which the Sponsor does not, directly or indirectly, possess the power to direct or cause the direction of the investment policies of such entity and that exercises independent discretion from the private equity business of the Sponsor. “Debt Representative” means, with respect to any series of Indebtedness secured by Liens permitted under clause (7)(f), (7)(g), (7)(h) or 21 of the definition of “Permitted Liens”, Permitted Incremental Equivalent Debt, Liens securing Indebtedness permitted under clauses (14), (25) and (31) of Section 7.02(b), Permitted Equal Priority Refinancing Debt, Permitted Junior Priority Refinancing Debt or any other Indebtedness secured by Liens on the Collateral permitted under this Agreement, the trustee, administrative agent, collateral agent, security agent or similar agent under the indenture or agreement pursuant to which such Indebtedness is issued, 37 US-DOCS\123992845.16 042525-0274 incurred or otherwise obtained, as the case may be, and each of their successors in such capacities. “Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, provisional liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally. “Declined Proceeds” has the meaning specified in Section 2.05(2)(g). “Default” means any event that is, or with the passage of time or the giving of notice or both would be, an Event of Default. “Default Rate” means an interest rate with respect to any Eurodollar RateTerm SOFR Loan or Base Rate Loan, equal to (1) the Base Rate, plus (2) the Applicable Rate applicable to Base Rate Loans, plus (3) 2.00% per annum; provided that with respect to the outstanding principal amount of any Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Rate) otherwise applicable to such Loan (giving effect to Section 2.02(3)) plus 2.00% per annum, in each case, to the fullest extent permitted by applicable Laws. “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “Defaulting Lender” means, subject to Section 2.17(2), any Lender that (a) has failed to perform any of its funding obligations hereunder, including in respect of its Loans, within one Business Day of the date required to be funded by it hereunder, (b) has notified the Borrower or the Administrative Agent that it does not intend to comply with its funding obligations or has made a public statement to that effect with respect to its funding obligations hereunder or under other agreements in which it commits to extend credit, (c) has failed, within three (3) Business Days after request by the Administrative Agent, to confirm in a manner satisfactory to the Administrative Agent that it will comply with its funding obligations, (d) has, or has a direct or indirect parent company that has, (i) become or is the subject of a proceeding under any Debtor Relief Law, (ii) had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization, provisional liquidation or liquidation of its business or assets or a custodian appointed for it or (iii) taken any action in furtherance of, or indicated its consent to, approval of or acquiescence in any such proceeding or appointment or (e) has become the subject of a Bail-in Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under this definition shall be conclusive absent manifest error, and such Lender shall be deemed to be a 38 US-DOCS\123992845.16 042525-0274

Defaulting Lender (subject to Section 2.17) upon delivery of written notice of such determination to the Borrower and each Lender. “Derivative Instrument” with respect to a Person, means any contract, instrument or other right to receive payment or delivery of cash or other assets to which such person or any Affiliate of such person that is acting in concert with such person in connection with such person’s investment in the Obligations (other than a Screened Affiliate) is a party (whether or not requiring further performance by such person), the value and/or cash flows of which (or any material portion thereof) are materially affected by the value and/or performance of the Obligations and/or the creditworthiness of the Borrower and/or any one or more of the Guarantors (the “Performance References”). “Designated Non-Cash Consideration” means the fair market value of non-cash consideration received by the Borrower or a Restricted Subsidiary in connection with an Asset Sale that is so designated as Designated Non-Cash Consideration pursuant to an Officer’s Certificate, setting forth the basis of such valuation, less the amount of cash or Cash Equivalents received in connection with a subsequent sale, redemption or repurchase of or collection or payment on such Designated Non-Cash Consideration. “Designated Preferred Stock” means Preferred Stock of the Borrower, any Restricted Subsidiary thereof or any Parent Company (in each case other than Disqualified Stock) that is issued for cash (other than to a Restricted Subsidiary or an employee stock ownership plan or trust established by the Borrower or any of its Subsidiaries) and is so designated as Designated Preferred Stock, pursuant to an Officer’s Certificate, on or promptly after the issuance date thereof, the cash proceeds of which are excluded from the calculation of the Available Amount. “Designated Revolving Commitments” means any commitments to make loans or extend credit on a revolving basis to the Borrower or any Restricted Subsidiary by any Person other than the Borrower or any Restricted Subsidiary that have been designated in an Officer’s Certificate delivered to the Administrative Agent as “Designated Revolving Commitments” until such time as the Borrower subsequently delivers an Officer’s Certificate to the Administrative Agent to the effect that such commitments will no longer constitute “Designated Revolving Commitments”; provided that on the date such Designated Revolving Commitments are established, such Designated Revolving Commitments will be deemed an incurrence of Indebtedness on such date and will be deemed outstanding for purposes of calculating the applicable Total Net Leverage Ratio, Senior Secured Leverage Ratio, First Lien Net Leverage Ratio and the availability of any applicable Basket hereunder on such date after giving pro forma effect to the incurrence of the entire committed amount of the Indebtedness thereunder (but without netting any cash proceeds thereof), in which case such committed amount under such Designated Revolving Commitments may thereafter be borrowed and reborrowed, in whole or in part, from time to time, without further compliance with the Total Net Leverage Ratio, Senior Secured Leverage Ratio, First Lien Net Leverage Ratio and the availability of any Baskets hereunder. For the avoidance of doubt, in the case of any Designated Revolving Commitments permitted hereunder, the reference to the “incurrence” of Indebtedness shall refer to the date on which such Designated Revolving Commitments are established. 39 US-DOCS\123992845.16 042525-0274 “Directing Lender” has the meaning specified in Section 8.04(2). “discharge” means, with respect to any Indebtedness, the repayment, prepayment, repurchase (including pursuant to an offer to purchase), redemption, defeasance or other discharge of such Indebtedness, any such case in whole or in part. “Discount Prepayment Accepting Lender” has the meaning assigned to such term in Section 2.05(1)(e)(B)(2). “Discount Range” has the meaning assigned to such term in Section 2.05(1)(e)(C)(1). “Discount Range Prepayment Amount” has the meaning assigned to such term in Section 2.05(1)(e)(C)(1). “Discount Range Prepayment Notice” means a written notice of the Borrower Solicitation of Discount Range Prepayment Offers made pursuant to Section 2.05(1)(e)(C)(1) substantially in the form of Exhibit J. “Discount Range Prepayment Offer” means the written offer by a Lender, substantially in the form of Exhibit K, submitted in response to an invitation to submit offers following the Auction Agent’s receipt of a Discount Range Prepayment Notice. “Discount Range Prepayment Response Date” has the meaning assigned to such term in Section 2.05(1)(e)(C)(1). “Discount Range Proration” has the meaning assigned to such term in Section 2.05(1)(e)(C)(3). “Discounted Prepayment Determination Date” has the meaning assigned to such term in Section 2.05(1)(e)(D)(3). “Discounted Prepayment Effective Date” means in the case of the Borrower Offer of Specified Discount Prepayment, Borrower Solicitation of Discount Range Prepayment Offer or Borrower Solicitation of Discounted Prepayment Offer, five (5) Business Days following the Specified Discount Prepayment Response Date, the Discount Range Prepayment Response Date or the Solicited Discounted Prepayment Response Date, as applicable, in accordance with Section 2.05(1)(e)(B), Section 2.05(1)(e)(C) or Section 2.05(1)(e)(D), respectively, unless a shorter period is agreed to between the Borrower and the Auction Agent. “Discounted Term Loan Prepayment” has the meaning assigned to such term in Section 2.05(1)(e)(A). “disposition” has the meaning set forth in the definition of “Asset Sale”. “Disqualified Institution” means (a) any competitor of the Borrower or its Subsidiaries identified by name in writing by or on behalf of the Borrower or the Sponsor to (i) the Arrangers from time to time on or prior to the Closing Date or (ii) the Administrative Agent from time to time after the Closing Date, (b) those particular banks, financial institutions, other institutional 40 US-DOCS\123992845.16 042525-0274 lenders and other Persons identified by name in writing by or on behalf of the Borrower or the Sponsor to the Arrangers prior to the Closing Date, (c) any Affiliate of the entities described in the preceding clauses (a) or (b) (excluding, in the case of clause (a), any Affiliate that is primarily engaged in, or that advises funds or other investment vehicles that are engaged in, making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit or securities in the ordinary course and with respect to which the primary Person referenced in clause (a) does not, directly or indirectly, possess the power to direct or cause the direction of the investment policies of such entity) that are either readily identifiable as such on the basis of their name or are identified as such in writing by or on behalf of the Borrower or the Sponsor to (i) the Arrangers on or prior to the Closing Date or (ii) the Administrative Agent from time to time after the Closing Date or (d) Excluded Affiliates; it being understood and agreed that the identification of any Person as a Disqualified Institution after the Closing Date shall not apply to retroactively disqualify any Person that has previously acquired or agreed to acquire an assignment or participation interest in any Loan, subject to Section 10.07(n), until such time such Person no longer constitutes a Lender. The identity of Disqualified Institutions shall be made available, upon request but not posted or distributed, to all Lenders and prospective assignees. “Disqualified Stock” means, with respect to any Person, any Capital Stock of such Person which, by its terms, or by the terms of any security into which it is convertible or for which it is redeemable or exchangeable, or upon the happening of any event, matures or is mandatorily redeemable (other than solely as a result of a change of control, asset sale, casualty, condemnation or eminent domain) pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof (other than (i) for any Qualified Equity Interests or (ii) solely as a result of a change of control, asset sale, casualty, condemnation or eminent domain), in whole or in part, in each case prior to the date 91 days after Latest Maturity Date or the date the Loans are no longer outstanding and the Commitments have been terminated; provided that if such Capital Stock is issued pursuant to any plan for the benefit of, future, current or former employees, directors, officers, members of management or consultants (or their respective Controlled Investment Affiliates or Immediate Family Members or any permitted transferees thereof) of the Borrower or its Subsidiaries or any Parent Company or by any such plan to such employees, directors, officers, members of management or consultants (or their respective Controlled Investment Affiliates or Immediate Family Members or any permitted transferees thereof), such Capital Stock will not constitute Disqualified Stock solely because it may be required to be repurchased by the Borrower or its Subsidiaries in order to satisfy applicable statutory or regulatory obligations or as a result of such employee’s, director’s, officer’s, management member’s or consultant’s termination, death or disability; provided further any Capital Stock held by any future, current or former employee, director, officer, member of management or consultant (or their respective Controlled Investment Affiliates or Immediate Family Members or any permitted transferees thereof) of the Borrower, any of its Subsidiaries, any Parent Company, or any other entity in which the Borrower or a Restricted Subsidiary has an Investment and is designated in good faith as an “affiliate” by the Board of Directors (or the compensation committee thereof), in each case pursuant to any equity subscription or equity holders’ agreement, management equity plan or stock option plan or any other management or employee benefit plan or agreement will not constitute Disqualified Stock solely because it may be required to be repurchased by the Borrower or any Subsidiary or in order to satisfy applicable statutory or regulatory obligations or as a result of such employee’s, 41 US-DOCS\123992845.16 042525-0274 director’s, officer’s, management member’s or consultant’s termination, death or disability. For the purposes hereof, the aggregate principal amount of Disqualified Stock will be deemed to be equal to the greater of its voluntary or involuntary liquidation preference and maximum fixed repurchase price, determined on a consolidated basis in accordance with GAAP, and the “maximum fixed repurchase price” of any Disqualified Stock that does not have a fixed repurchase price will be calculated in accordance with the terms of such Disqualified Stock as if such Disqualified Stock were purchased on any date on which the Consolidated Total Debt will be required to be determined pursuant to this Agreement, and if such price is based upon, or measured by, the fair market value of such Disqualified Stock. “Dividing Person” has the meaning assigned to it in the definition of “Division.” “Division” means the division of the assets, liabilities and/or obligations of a Person (the “Dividing Person”) among two or more Persons (whether pursuant to a “plan of division” or similar arrangement), which may or may not include the Dividing Person and pursuant to which the Dividing Person may or may not survive. “Division Successor” means any Person that, upon the consummation of a Division of a Dividing Person, holds all or any portion of the assets, liabilities and/or obligations previously held by such Dividing Person immediately prior to the consummation of such Division. A Dividing Person which retains any of its assets, liabilities and/or obligations after a Division shall be deemed a Division Successor upon the occurrence of such Division. “Dollar” and “$” mean lawful money of the United States. “Domestic Subsidiary” means any direct or indirect Subsidiary that is organized under the Laws of the United States, any state thereof or the District of Columbia. “Early Opt-in Effective Date” means, with respect to any Early Opt-in Election, the sixth (6th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, so long as the Administrative Agent has not received, by 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, written notice of objection to such Early Opt-in Election from Lenders comprising the Required Lenders. “Early Opt-in Election” means the occurrence of: (1) a determination by the Administrative Agent, or a notification by the Borrower to the Administrative Agent that the Borrower has made a determination, that U.S. dollar-denominated syndicated credit facilities currently being executed, or that include language similar to that contained in Section 3.03, are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace the Adjusted Eurodollar Rate, and (2) the joint election by the Administrative Agent and the Borrower to replace the Adjusted Eurodollar Rate with a Benchmark Replacement and the 42 US-DOCS\123992845.16 042525-0274

provision by the Administrative Agent of written notice of such election to the Lenders. “ECF Payment” has the meaning specified in Section 2.05(2)(a). “ECF Percentage” has the meaning specified in Section 2.05(2)(a). “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent; “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 10.07(b); provided that no Defaulting Lender(s) or Disqualified Institution(s) may be Eligible Assignee(s). “Engagement Letter” means that certain Engagement Letter, dated as of May 19, 2021, among the Borrower, BofA Securities, Morgan Stanley, Goldman Sachs and KCM, as amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof. “Environment” means ambient air, indoor air, surface water, groundwater, drinking water, soil, surface and sub-surface strata, and natural resources such as wetlands, flora and fauna. “Environmental Claim” means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, or proceedings with respect to any Environmental Liability or Environmental Law, (hereinafter “Claims”), including (i) any and all Claims by Governmental Authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any Environmental Law and (ii) any and all claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief pursuant to any Environmental Law. “Environmental Laws” means any and all Laws relating to pollution or the protection of the Environment or, to the extent relating to exposure to Hazardous Materials, human health. “Environmental Liability” means any liability (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities) resulting from or relating to 43 US-DOCS\123992845.16 042525-0274 (a) any violation of Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the Release or threatened Release of any Hazardous Materials or (e) any contract, agreement or other consensual arrangement to the extent liability is assumed or imposed with respect to any of the foregoing. “Environmental Permit” means any permit, approval, identification number, license or other authorization required under any Environmental Law. “Equity Interests” means, with respect to any Person, the Capital Stock of such Person and all warrants, options or other rights to acquire Capital Stock of such Person, but excluding any debt security that is convertible into, or exchangeable for, Capital Stock of such Person. “Equity Offering” means any public or private sale of common stock or Preferred Stock of the Borrower or any Parent Company (excluding Disqualified Stock), other than: (1) issuances to any Restricted Subsidiary of the Borrower; and (2) any such public or private sale that constitutes an Excluded Contribution. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended. “ERISA Affiliate” means any trade or business (whether or not incorporated) that together with any Loan Party is treated as a single employer at the relevant time within the meaning of Section 414(b) or (c) of the Code or, solely for purposes of Section 412 of the Code, under Section 414(m) or (o) of the Code or Section 4001 of ERISA. “ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by any Loan Party or any of their respective ERISA Affiliates from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as a termination under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by any Loan Party or any of their respective ERISA Affiliates from a Multiemployer Plan, written notification of any Loan Party or any of their respective ERISA Affiliates concerning the imposition of Withdrawal Liability or written notification that a Multiemployer Plan is “insolvent” (within the meaning of Section 4245 of ERISA) or has been determined to be in “endangered” or “critical” status (within the meaning of Section 432 of the Code or Section 305 of ERISA); (d) the filing under Section 4041(c) of ERISA of a notice of intent to terminate a Pension Plan, the treatment of a Pension Plan or Multiemployer Plan amendment as a termination under Sections 4041 or 4041A of ERISA, or the commencement in writing of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) the imposition of any liability under Title IV of ERISA with respect to the termination of any Pension Plan or Multiemployer Plan, other than for the payment of plan contributions or PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any Loan Party or any of their respective ERISA Affiliates; (f) an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; (g) a failure to satisfy the minimum funding standard (within the meaning of Section 302 of ERISA or Section 412 of the Code) with respect to a Pension Plan, whether or not waived; (h) the 44 US-DOCS\123992845.16 042525-0274 application for a minimum funding waiver under Section 302(c) of ERISA with respect to a Pension Plan; (i) the imposition of a lien under Section 303(k) of ERISA or Section 412(c) of the Code with respect to any Pension Plan; or (j) a determination that any Pension Plan is in “at risk” status (within the meaning of Section 303 of ERISA or Section 430 of the Code). “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Eurodollar Rate” means: (a) for any Interest Period with respect to a Eurodollar Rate Loan, the rate per annum equal to (i) the London interbank offered rate for Eurodollar deposits or such other rate per annum as is widely recognized as the successor thereto if the ICE Benchmark Administration is no longer making a London interbank offered rate available, as published on the Reuters screen page LIBOR01 (“Published LIBOR”) (or such other commercially available source providing quotations of Published LIBOR as may be designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period or (ii) if such rate is not available at such time for any reason, the rate per annum determined by the Administrative Agent to be the rate at which deposits in Dollars for delivery on the first day of such Interest Period in Same Day Funds in the approximate amount of the Eurodollar Rate Loan being made, continued or converted and with a term equivalent to such Interest Period would be offered by the Administrative Agent’s London Branch to major banks in the London interbank eurodollar market at their request at approximately 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Interest Period; and (b) for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to (i) Published LIBOR, at approximately 11:00 a.m., London time, determined two (2) Business Days prior to such date for Dollar deposits being delivered in the London interbank market for a term of one month commencing that day or (ii) if such published rate is not available at such time for any reason, the rate per annum determined by the Administrative Agent to be the rate at which deposits in Dollars for delivery on the date of determination in Same Day Funds in the approximate amount of the Base Rate Loan being made or maintained and with a term equal to one month would be offered by the Administrative Agent’s London Branch to major banks in the London interbank eurodollar market at their request at the date and time of determination. 45 US-DOCS\123992845.16 042525-0274 “Eurodollar Rate Loan” means a Loan that bears interest at a rate based on Adjusted Eurodollar Rate. “Event of Default” has the meaning specified in Section 8.01. “Excess Cash Flow” means, for any period, an amount equal to the excess of: (1) the sum, without duplication, of: (a) Consolidated Net Income of the Borrower for such period, (b) an amount equal to the amount of all non-cash charges (including depreciation and amortization) for such period to the extent deducted in arriving at such Consolidated Net Income, but excluding any such non-cash charges representing an accrual or reserve for potential cash items in any future period and excluding amortization of a prepaid cash item that was paid in a prior period, (c) decreases in Consolidated Working Capital (except as a result of the reclassification of items from short-term to long-term or vice versa) for such period, (d) the amount deducted as tax expense in determining Consolidated Net Income to the extent in excess of cash taxes paid in such period and (e) cash receipts in respect of Hedge Agreements during such fiscal year to the extent not otherwise included in such Consolidated Net Income; over (2) at the option of the Borrower, the sum, without duplication, of: (a) an amount equal to the amount of all non-cash credits (including, to the extent constituting non-cash credits, amortization of deferred revenue acquired as a result of the Acquisition or any Permitted Acquisition or other investment permitted hereunder) included in arriving at such Consolidated Net Income (but excluding any non-cash credit to the extent representing the reversal of an accrual or reserve described in clause (1)(b) above) and cash losses, charges (including any reserves or accruals for potential cash charges in any future period), expenses, costs and fees excluded by virtue of clauses (1) through (15) of the definition of “Consolidated Net Income,” (b) the amount of Capital Expenditures, Capitalized Software Expenditures or acquisitions of IP Rights accrued or made in cash during such period (including any such Investments made after the end of the fiscal year covered by the relevant financial statements but prior to the making of such ECF Payment (an “After Year-End Investment”)), in each case, except to the extent financed with the proceeds of Funded Debt (other than the ABL Facility or other revolving loans) of the Borrower or any Restricted Subsidiary; 46 US-DOCS\123992845.16 042525-0274

(c) the aggregate amount of all principal payments of Indebtedness of the Borrower and the Restricted Subsidiaries (including (i) the principal component of payments in respect of Capitalized Lease Obligations, (ii) all scheduled principal repayments of Loans, the ABL Facility to the extent there is an equivalent permanent reduction in commitments thereunder (or any Indebtedness representing Refinancing Indebtedness in respect thereof in accordance with the corresponding provisions of the governing documentation thereof), Permitted Incremental Equivalent Debt and Credit Agreement Refinancing Indebtedness, in each case to the extent such payments are permitted hereunder and actually made and (iii) the amount of any scheduled repayment of Term Loans pursuant to Section 2.07 and mandatory prepayment of Term Loans pursuant to Section 2.05(2)(b) or 2.05(2)(c), any mandatory prepayment of the ABL Facility required pursuant to the terms of the ABL Credit Agreement to the extent there is an equivalent permanent reduction in commitments thereunder, any mandatory discharge of Permitted Incremental Equivalent Debt or Credit Agreement Refinancing Indebtedness pursuant to the corresponding provisions of the governing documentation thereof, in each case, to the extent required due to an Asset Sale or Casualty Event that resulted in an increase to Consolidated Net Income for such period and not in excess of the amount of such increase, but excluding (w) all other prepayments of Term Loans pursuant to Section 2.05(1)(a) and Section 2.05(1)(e) and any voluntary prepayments of Permitted Incremental Equivalent Debt and Credit Agreement Refinancing Indebtedness to the extent the prepayment required pursuant thereto is reduced thereby, (x) all prepayments in respect of any revolving credit facility, except to the extent there is an equivalent permanent reduction in commitments thereunder and (y) payments on any Covered Indebtedness, except in each case to the extent permitted to be paid pursuant to Section 7.05) made during such period or, at the option of the Borrower, made prior to the date the Borrower is required to make a payment of Excess Cash Flow in respect of such period, in each case, except to the extent financed with the proceeds of Funded Debt (other than the ABL Facility) of the Borrower or any Restricted Subsidiary (unless such Indebtedness has been repaid) or the proceeds from any Specified Equity Contributions, (d) increases in Consolidated Working Capital (except as a result of the reclassification of items from short-term to long-term or vice versa) for such period, (e) cash payments by the Borrower and the Restricted Subsidiaries during such period in respect of long-term liabilities of the Borrower and its Restricted Subsidiaries (other than Indebtedness) to the extent such payments are not expensed during such period or are not deducted in calculating Consolidated Net Income, (f) the amount of Investments and Permitted Acquisitions made (or committed to be made) by the Borrower and its Restricted Subsidiaries during such period (in each case, including to the extent prepaid pursuant to an After Year-End Investment) (it being understood that to the extent such Investments 47 US-DOCS\123992845.16 042525-0274 and Permitted Acquisitions are not actually made or committed in a subsequent period, such amount shall increase the calculation of Excess Cash Flow in the subsequent fiscal year), (g) the amount of Restricted Payments paid in cash during such period or, at the option of the Borrower, made prior to the date the Borrower is required to make a payment of Excess Cash Flow in respect of such period, (other than Restricted Payments made pursuant to Section 7.05(b)(15)), except to the extent such Restricted Payments were financed with the proceeds of Funded Debt (other than the ABL Facility) of the Borrower or any Restricted Subsidiary (unless such Indebtedness has been repaid) or the proceeds from any Specified Equity Contribution (provided that, for the avoidance of doubt, any such Restricted Payments that have not been applied to reduce the payments which may be due from time to time pursuant to this clause (g) shall be carried over to subsequent periods), (h) the aggregate amount of expenditures (to the extent not funded with the proceeds of Funded Debt (other than the ABL Facility) (unless such Indebtedness has been repaid and cannot be reborrowed) or the proceeds from any Specified Equity Contribution) actually made by the Borrower and the Restricted Subsidiaries in cash during such period or, at the option of the Borrower, made prior to the date the Borrower is required to make a payment of Excess Cash Flow in respect of such period, (including expenditures for the payment of financing fees) to the extent that such expenditures are not expensed during such period or are not deducted in calculating Consolidated Net Income, (i) the aggregate amount of any premium, make-whole or penalty payments actually paid in cash by the Borrower and the Restricted Subsidiaries during such period, or, at the option of the Borrower, made prior to the date the Borrower is required to make a payment of Excess Cash Flow in respect of such period, that are made in connection with any prepayment or redemption of Indebtedness to the extent such payments are not expensed during such period or are not deducted in calculating Consolidated Net Income and such payments reduced Excess Cash Flow pursuant to clause (2)(c) above or reduced the mandatory prepayment required by Section 2.05(2)(a), (j) without duplication of amounts deducted from Excess Cash Flow in other periods, and at the option of the Borrower, (1) the aggregate consideration required to be paid in cash by the Borrower or any of its Restricted Subsidiaries pursuant to binding contracts (the “Contract Consideration”) entered into prior to or during such period and (2) any planned cash expenditures by the Borrower or any of its Restricted Subsidiaries (the “Planned Expenditures”), in the case of each of the preceding clauses (1) and (2), relating to Permitted Acquisitions or other investments, Capital Expenditures, Restricted Payments, any scheduled payment of Indebtedness that was permitted by the terms of this Agreement to be incurred and paid or permitted tax distributions, in each case, to be consummated or made, as applicable, during the period of four 48 US-DOCS\123992845.16 042525-0274 consecutive fiscal quarters of the Borrower following the end of such period (except to the extent financed with any of the proceeds received from (A) the issuance or incurrence of long-term Indebtedness (except to the extent repaid) or (B) the proceeds from any Specified Equity Contributions); provided that to the extent that the aggregate amount of cash actually utilized to finance such Permitted Acquisitions or other investments, Capital Expenditures, Restricted Payments, any scheduled payment of Indebtedness that was permitted by the terms of this Agreement to be incurred and paid or permitted tax distributions during such following period of four consecutive fiscal quarters is less than the Contract Consideration and Planned Expenditures, the amount of such shortfall shall be added to the calculation of Excess Cash Flow, at the end of such subsequent period of four consecutive fiscal quarters, (k) the amount of cash taxes (including penalties and interest) paid or tax reserves set aside or payable (without duplication) in such period plus the amount of distributions with respect to taxes made in such period under Section 7.05(b)(14) to the extent they exceed the amount of tax expense deducted in determining Consolidated Net Income for such period, (l) cash expenditures in respect of Hedging Obligations during such fiscal year to the extent not deducted in arriving at such Consolidated Net Income, and (m) any fees, expenses or charges incurred during such period (including the Transaction Expenses), or any amortization thereof for such period, in connection with any acquisition, investment, disposition, incurrence or repayment of Indebtedness, issuance of Equity Interests, refinancing transaction or amendment or modification of any debt instrument (including any amendment or other modification of this Agreement, the other Loan Documents and related documents and any ABL Loan Documents) and including, in each case, any such transaction consummated prior to the Closing Date and any such transaction undertaken but not completed, and any charges or non-recurring merger costs incurred during such period as a result of any such transaction, in each case whether or not successful, (n) the amount of cash consideration paid by the Borrower and the Restricted Subsidiaries (on a consolidated basis) in connection with investments (other than intercompany Investments among the Borrower and the Restricted Subsidiaries, Investments in Cash Equivalents or money market instruments in the ordinary course of business) made during such period (in each case, including to the extent prepaid pursuant to an After-Year Investment) (including Permitted Acquisitions, investments constituting Permitted Investments and investments made pursuant to Section 7.05), except to the extent such investments were financed with the proceeds of Funded Debt (other than the ABL Facility or any other revolving facility) of the Borrower or any Restricted Subsidiary (unless such Indebtedness has been repaid) and the proceeds from any Specified Equity Contribution (it being understood that to the extent such investment is not 49 US-DOCS\123992845.16 042525-0274 actually made or committed in a subsequent period, such amount shall increase the calculation of Excess Cash Flow for such subsequent period). “Excess Cash Flow Period” means each fiscal year of the Borrower, commencing with the fiscal year ending on or about January 31, 2023. “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder. “Excluded Affiliates” means any Affiliates of any Arranger that are engaged as principals primarily in private equity, mezzanine financing or venture capital transactions or any such Affiliate’s officers, directors, employees, legal counsel, independent auditors, professionals and other experts or agents (other than (x) such employees that are required, in accordance with industry regulations or such Arranger’s (or its Affiliate’s) internal policies and procedures, to act in a supervisory capacity or (y) such Arranger’s (or its Affiliate’s) internal legal, compliance, risk management, credit or investment committee members); provided that Merrill Lynch shall not be an Excluded Affiliate. “Excluded Assets” means (i) all fee-owned real property or ground leased property and all real property leasehold interests, (ii) pledges and security interests prohibited by applicable Law (including any legally effective requirement to obtain the consent of any governmental authority) and any governmental licenses or state or local franchises, charters or authorizations, to the extent a security interest in any such licenses, franchise, charter or authorization would be prohibited or restricted thereby (including any legally effective prohibition or restriction) after giving effect to the applicable anti-assignment provisions of the Uniform Commercial Code or other similar applicable law, other than proceeds and receivables thereof, the assignment of which is expressly deemed effective under the Uniform Commercial Code or other similar applicable Law notwithstanding such prohibition, (iii) Margin Stock, (iv) any cash and cash equivalents, deposit accounts and securities accounts (including securities entitlements and related assets) (it being understood that this exclusion shall not affect the grant of the Lien on proceeds of Collateral and all proceeds of Collateral shall be Collateral), unless the foregoing also secures the ABL Facility in which case the foregoing shall not constitute Excluded Assets until such time that it no longer secures the ABL Facility, (v) any lease, license or other agreements, or any property subject to a purchase money security interest, Capitalized Lease Obligation or similar arrangements, in each case to the extent permitted under the Loan Documents, to the extent that a pledge thereof or a security interest therein would violate or invalidate such lease, license or agreement, purchase money, Capitalized Lease Obligations or similar arrangement, or create a right of termination in favor of any other party thereto (other than any Loan Party) after giving effect to the applicable anti-assignment provisions of the Uniform Commercial Code or other similar applicable law, other than proceeds and receivables thereof, the assignment of which is expressly deemed effective under the Uniform Commercial Code or other similar applicable Law notwithstanding such prohibition, (vi) assets for which a pledge thereof or a security interest therein would result in a material adverse tax consequence as reasonably determined by the Borrower (in consultation with (but without the consent of) the Administrative Agent), (vii) assets for which the Administrative Agent and the Borrower have determined in their reasonable judgment and agree in writing that the cost of creating or perfecting such pledges or security interests therein would be excessive in view of the benefits to 50 US-DOCS\123992845.16 042525-0274 be obtained by the Lenders therefrom, (viii) any intent-to-use trademark or service mark application in the United States prior to the filing of a “Statement of Use” or “Amendment to Allege Use” with respect thereto with the United States Patent and Trademark Office, but only to the extent, if any, and solely during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of any registration issuing from such intent-to-use application under applicable federal law, (ix) Excluded Equity and (x) motor vehicles and other assets subject to certificates of title to the extent a Lien thereon cannot be perfected by the filing of a UCC financing statement. “Excluded Contribution” means net cash proceeds or the fair market value of marketable securities or the fair market value of Qualified Proceeds received by the Borrower from: (1) contributions to its common equity capital; (2) dividends, distributions, fees and other payments from any joint ventures that are not Restricted Subsidiaries; and (3) the sale (other than to a Restricted Subsidiary of the Borrower or to any management equity plan or stock option plan or any other management or employee benefit plan or agreement of the Borrower) of Capital Stock (other than Disqualified Stock and Designated Preferred Stock) of the Borrower. “Excluded Equity” means Equity Interests (or, in the case of clause (iii) below, Voting Stock) (i) of any Unrestricted Subsidiary, (ii) of any Subsidiary acquired pursuant to a Permitted Acquisition if such Equity Interests are pledged and/or mortgaged as security for any assumed Indebtedness permitted under Section 7.02(b)(14)(a) and if and for so long as the terms of such Indebtedness prohibit the creation of any other Lien on such Equity Interests, (iii) of any Foreign Subsidiary or CFC Holdco, in each case which is a subsidiary of the Borrower or a Domestic Subsidiary of the Borrower and not otherwise constituting Excluded Equity, in excess of 65% of the issued and outstanding Voting Stock of each such Foreign Subsidiary or CFC Holdco, (iv) of any Subsidiary with respect to which the Administrative Agent and the Borrower have determined in their reasonable judgment and agreed in writing that the costs of providing a pledge of such Equity Interests or perfection thereof is excessive in view of the benefits to be obtained by the Secured Parties therefrom, (v) of any captive insurance companies, not-for-profit Subsidiaries, special purpose entities (including any Securitization Subsidiary), (vi) to the extent prohibited by, or creating an enforceable right of termination in favor of any other party thereto (other than the Borrower or any wholly owned Restricted Subsidiary of the Borrower), under the terms of any applicable organizational documents, joint venture agreement or shareholders’ agreement, equity interests in any person other than wholly-owned Restricted Subsidiaries and (vii) of any Subsidiary outside the United States the pledge of which is prohibited by applicable Laws or which would reasonably be expected to result in a violation or breach of, or conflict with, fiduciary duties of such Subsidiary’s officers, directors or managers. “Excluded Proceeds” means, with respect to any Asset Sale or Casualty Event, the sum of (1) any Net Proceeds therefrom that constitute Declined Proceeds and (2) any Net Proceeds 51 US-DOCS\123992845.16 042525-0274 therefrom that otherwise are waived by the Required Facility Lenders from the requirement to be applied to prepay the applicable Term Loans pursuant to Section 2.05(2)(b). “Excluded Subsidiaries” means all of the following and “Excluded Subsidiary” means any of them: (1) any Subsidiary that is not a direct, wholly owned Subsidiary of the Borrower or a Subsidiary Guarantor, (2) any Foreign Subsidiary, (3) any CFC Holdco, (4) any Domestic Subsidiary that is a Subsidiary of any CFC, (5) any Subsidiary (including any regulated entity that is subject to net worth or net capital or similar capital and surplus restrictions) that is prohibited or restricted by applicable Law, accounting policies or by Contractual Obligation existing on the Closing Date (or, with respect to any Subsidiary acquired by the Borrower or a Restricted Subsidiary after the Closing Date (and so long as such Contractual Obligation was not incurred in contemplation of such acquisition and only for so long as such restriction is continuing), on the date such Subsidiary is so acquired) from providing a Guaranty, or if such Guaranty would require governmental (including regulatory) or third party (other than a Loan Party) consent, approval, license or authorization, unless such consent, approval, license or authorization has been received, or is received after commercially reasonable efforts to obtain the same, which efforts may be requested by the Administrative Agent, (6) any special purpose securitization vehicle (or similar entity) or any Securitization Subsidiary, (7) any Captive Insurance Subsidiary or not-for-profit Subsidiary, (8) any Subsidiary that is not a Material Subsidiary, (9) any Subsidiary with respect to which, in the reasonable judgment of the Administrative Agent and the Borrower, the burden or cost (including any adverse tax consequences) of providing the Guaranty is excessive in relation to the benefits to be obtained by the Lenders therefrom, (10) any special purpose entity formed for the primary purpose to hold a leasehold interest in real property that is subject to a Sale-Leaseback Transaction and has no other activities other than those incidental to holding such leasehold interest, (11) any Unrestricted Subsidiary, 52 US-DOCS\123992845.16 042525-0274

(12) any Subsidiary to the extent the provision of a Guarantee by such Subsidiary would result in a material adverse tax consequence as reasonably determined by the Borrower in consultation with the Administrative Agent, (13) any Restricted Subsidiary acquired pursuant to a Permitted Acquisition or other Investment not prohibited by this Agreement financed with Indebtedness permitted to be assumed under Section 6.01 hereof (and not incurred in contemplation thereof) and any Restricted Subsidiary thereof that Guarantees such Indebtedness, in each case, to the extent such Indebtedness prohibits such Subsidiary from becoming a Guarantor (and only for so long as such prohibition exists). “Excluded Swap Obligation” means, with respect to any Loan Party, any obligation (a “Swap Obligation”) to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act, if, and to the extent that, all or a portion of the guarantee of such Loan Party of, or the grant by such Loan Party of a security interest to secure, such Swap Obligation (or any guarantee thereof) is or becomes illegal or unlawful under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Loan Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after giving effect to Section 2.07 of the Guaranty and any other “keepwell, support or other agreement” for the benefit of such Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act) at the time the Guaranty of such Loan Party, or a grant by such Loan Party of a security interest, becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guaranty or security interest becomes illegal. “Excluded Taxes” means, with respect to each Agent and each Lender, (1) any tax on such Agent or Lender’s net income or profits (or franchise tax in lieu of such tax on net income or profits) imposed by a jurisdiction as a result of such Agent or Lender being organized or having its principal office or applicable Lending Office located in such jurisdiction or as a result of any other present or former connection between such Agent or Lender and the jurisdiction (including as a result of such Agent or Lender carrying on a trade or business, having a permanent establishment or being a resident for tax purposes in such jurisdiction, other than a connection arising solely from such Agent or Lender having executed, delivered, enforced, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to, or sold or assigned an interest in, any Loan or Loan Document), (2) any branch profits tax under Section 884(a) of the Code, or any similar tax, imposed by any other jurisdiction described in clause (1), (3) other than with respect to any Lender that becomes a party hereto pursuant to the Borrower’s request under Section 3.07, any U.S. federal withholding tax that is 53 US-DOCS\123992845.16 042525-0274 imposed on amounts payable to a Lender pursuant to a Law in effect at the time such Lender becomes a party hereto (or designates a new Lending Office) (or where the Lender is a partnership for U.S. federal income tax purposes, pursuant to a law in effect on the later of the date on which such Lender becomes a party hereto or the date on which the affected partner becomes a partner of such Lender or designates a new Lending Office), except, in the case of a Lender or partner that designates a new Lending Office or is an assignee, to the extent that such Lender or partner (or its assignor, if any) was entitled, immediately prior to the time of designation of a new Lending Office (or assignment), to receive additional amounts from a Loan Party with respect to such U.S. federal withholding tax pursuant to Section 3.01, (4) any withholding tax attributable to a Lender’s failure to comply with Section 3.01(3), (5) any withholding tax imposed under FATCA and (6) any interest, additions to taxes and penalties with respect to any taxes described in clauses (1) through (5) of this definition. “Existing Credit Agreement” means that certain Term Loan Credit Agreement, dated as of June 14, 2019, by and among, inter alios, the Borrower, Torrid Inc. and Cortland Capital Market Services LLC as amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof. “Extended Commitments” means the Term Loan Commitments held by an Extending Lender. “Extended Loans” means the Term Loans made pursuant to Extended Commitments. “Extending Lender” means each Lender accepting an Extension Offer. “Extension” has the meaning specified in Section 2.16(1). “Extension Amendment” has the meaning specified in Section 2.16(2). “Extension Offer” has the meaning specified in Section 2.16(1). “Facilities” means the Closing Date Term Loans, any Extended Loans, any Refinancing Term Loans, any Incremental Term Loans or any Replacement Loans, as the context may require, and “Facility” means any of them. “fair market value” means, with respect to any asset or liability, the fair market value of such asset or liability as determined by the Borrower in good faith. “FATCA” means Sections 1471 through 1474 of the Code as in effect on the date hereof or any amended or successor version thereof that is substantively comparable and not materially more onerous to comply with (and, in each case, any regulations promulgated thereunder or official interpretations thereof), any agreements entered into pursuant to Section 1471(b)(1) of 54 US-DOCS\123992845.16 042525-0274

the Code, and any intergovernmental agreements entered into among Governmental Authorities in connection with such Sections of the Code (together with any law implementing such agreements). “FCPA” has the meaning specified in Section 5.17. “Federal Funds Rate” means, for any day, the rate per annum calculated by the Federal Reserve Bank of New York based on such day’s federal funds transactions by depository institutions (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the federal funds effective rate; provided that if the Federal Funds Rate as so determined would be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. “Financial Officer” means, with respect to a Person, the chief financial officer, accounting officer, treasurer, controller or other senior financial or accounting officer or officer of equivalent duties and responsibility of such Person, as appropriate. “First Lien Net Leverage Ratio” means, with respect to any Test Period, the ratio of (a) Consolidated First Lien Debt of the Borrower and its Restricted Subsidiaries outstanding the last day of such Test Period to (b) Adjusted EBITDA of the Borrower and its Restricted Subsidiaries for such Test Period, in each case calculated on a pro forma basis with such pro forma adjustments as are appropriate and consistent with Section 1.07. “Fixed Amounts” has the meaning specified in Section 1.07(9). “Fixed Incremental Amount” has the meaning specified in the definition of “Permitted Incremental Amount”. “floor” means, with respect to any reference rate of interest, any fixed minimum amount specified for such rate. “Foreign Asset Sale” has the meaning specified in Section 2.05(2)(h). “Foreign Casualty Event” has the meaning specified in Section 2.05(2)(h). “Foreign Lender” means a Lender that is not a United States person within the meaning of Section 7701(a)(30) of the Code. “Foreign Plan” means any material employee benefit plan, program or agreement maintained or contributed to by, or entered into with, the Borrower or any Subsidiary of the Borrower with respect to employees employed outside the United States (other than benefit plans, programs or agreements that are mandated by applicable Laws). “Foreign Subsidiary” means any direct or indirect Restricted Subsidiary of the Borrower that is not a Domestic Subsidiary. 55 US-DOCS\123992845.16 042525-0274 “Fund” means any Person (other than a natural person) that is primarily engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities. “Funded Debt” means all Indebtedness of any Person and its Restricted Subsidiaries for borrowed money that matures more than one year from the date of its creation or matures within one year from such date that is renewable or extendable, at the option of such Person, to a date more than one year from such date or arises under a revolving credit or similar agreement that obligates the lender or lenders to extend credit during a period of more than one year from such date, including Indebtedness in respect of the Loans. “GAAP” means generally accepted accounting principles in the United States of America set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession, as in effect from time to time. At any time after the Closing Date, the Borrower may elect to apply IFRS accounting principles in lieu of GAAP and, upon any such election, references herein to GAAP will thereafter be construed to mean IFRS (except as otherwise provided in this Agreement); provided, however, that any such election, once made, will be irrevocable; provided further that any calculation or determination in this Agreement that requires the application of GAAP for periods that include fiscal quarters ended prior to the Borrower’s election to apply IFRS will remain as previously calculated or determined in accordance with GAAP. the Borrower will give notice of any such election made in accordance with this definition to the Administrative Agent. Notwithstanding the foregoing, if at any time any change occurring after the Closing Date in GAAP (or IFRS) or in the application thereof on the computation of any financial ratio or financial requirement, or compliance with any covenant, set forth in any Loan Document, and the Borrower shall so request (regardless of whether any such request is given before or after such change), the Administrative Agent, the Lenders and the Borrower will negotiate in good faith to amend (subject to the approval of the Required Lenders) such ratio, requirement or covenant to preserve the original intent thereof in light of such change in GAAP (or IFRS); provided further that until so amended, (a) such ratio, requirement or covenant shall continue to be computed in accordance with GAAP (or IFRS) prior to such change therein and (b) the Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement which include a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP (or IFRS). Notwithstanding anything to the contrary contained above, in the definition of “Attributable Indebtedness” or in the definition of “Capitalized Lease Obligation,” at the time any determination thereof is to be made, the applicable amount shall be the amount of liability in respect of a capital lease (“finance lease” following the Borrower’s adoption of Accounting Standards Codification Topic 842 Leases, ASC 842) that would at such time be required to be capitalized and reflected as a capital lease on a balance sheet prepared in accordance with 56 US-DOCS\123992845.16 042525-0274

GAAP. Any finance lease or similar obligations that would not constitute a finance lease prior to the Borrower’s adoption of Accounting Standards Codification Topic 842 Leases, ASC 842, shall be deemed not to represent Capitalized Lease Obligations or Indebtedness. “General Debt Basket” has the meaning specified in Section 7.02(b)(12)(b). “General RP Basket” has the meaning specified in Section 7.05(b)(24). “Goldman Sachs” means Goldman Sachs Bank USA. “Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank). “Granting Lender” has the meaning specified in Section 10.07(g). “guarantee” means a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business or consistent with industry practice), direct or indirect, in any manner (including letters of credit and reimbursement agreements in respect thereof), of all or any part of any Indebtedness or other obligations. “Guarantee” means, as to any Person, without duplication, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other monetary obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other monetary obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other monetary obligation of the payment or performance of such Indebtedness or other monetary obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other monetary obligation or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other monetary obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part) or (b) any Lien on any assets of such Person securing any Indebtedness or other monetary obligation of any other Person, whether or not such Indebtedness or other monetary obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien); provided that the term “Guarantee” shall not include endorsements for collection or deposit, in either case in the ordinary course of business, or customary and reasonable indemnity obligations in effect on the Closing Date or entered into in connection with any acquisition or disposition of assets permitted under this Agreement (other than such obligations with respect to Indebtedness). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which 57 US-DOCS\123992845.16 042525-0274 such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning. “Guarantor” has the meaning specified in clause (2) of the definition of “Collateral and Guarantee Requirement.” For avoidance of doubt, the Borrower may, in its sole discretion, cause any domestic Parent Company or Restricted Subsidiary that is not required to be a Guarantor to Guarantee the Obligations by causing such Parent Company or Restricted Subsidiary to execute a joinder to the Guaranty (substantially in the form provided therein or as the Administrative Agent, the Borrower and such Guarantor may otherwise agree), and any such Parent Company or Restricted Subsidiary shall be a Guarantor hereunder for all purposes. “Guaranty” means (a) the Guarantee of the Obligations by the Guarantors substantially in the form of Exhibit E, (b) each other Guarantee and Guarantee supplement delivered pursuant to Section 6.11 and (c) each other Guarantee and Guarantee supplement delivered by any Parent Company or Restricted Subsidiary pursuant to the second sentence of the definition of “Guarantor”. “Hazardous Materials” means all explosive or radioactive substances or wastes, and all other hazardous or toxic substances, wastes, pollutants, contaminants and chemicals in any form, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, or radon gas and infectious or medical wastes, to the extent any of the foregoing are regulated pursuant to, or form the basis for liability under, any Environmental Law due to their dangerous or deleterious properties or characteristics. “Hedge Agreement” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement. “Hedge Bank” means any Person party to a Hedge Agreement that is an Agent, a Lender, an Arranger or an Affiliate of any of the foregoing on the Closing Date or at the time it enters into such Hedge Agreement, in its capacity as a party thereto, whether or not such Person subsequently ceases to be an Agent, a Lender, an Arranger or an Affiliate of any of the foregoing. 58 US-DOCS\123992845.16 042525-0274

“Hedging Obligations” means, with respect to any Person, the obligations of such Person under any Hedge Agreement. For the avoidance of doubt, any Permitted Convertible Indebtedness Call Transaction will not constitute Hedging Obligations. “Holdings” means (a) Torrid Intermediate, LLC, a Delaware limited liability company and (b) upon the consummation of any transaction permitted by Section 7.03(5) with respect to Holdings, the Successor Holdings. “Identified Participating Lenders” has the meaning specified in Section 2.05(1)(e)(C)(3). “Identified Qualifying Lenders” has the meaning specified in Section 2.05(1)(e)(D)(3). “IFRS” means international financial reporting standards and interpretations issued by the International Accounting Standards Board or any successor thereto (or the Financial Accounting Standards Board, the Accounting Principles Board of the American Institute of Certified Public Accountants or any successor to either such Board, or the SEC, as the case may be), as in effect from time to time. “Immediate Family Members” means with respect to any individual, such individual’s child, stepchild, grandchild or more remote descendant, parent, stepparent, grandparent, spouse, former spouse, qualified domestic partner, sibling, mother-in-law, father-in-law, son-in-law and daughter-in-law (including, in each case, adoptive relationships) and any trust, partnership or other bona fide estate-planning vehicle the only beneficiaries of which are any of the foregoing individuals or any private foundation or fund that is controlled by any of the foregoing individuals or any donor-advised fund of which any such individual is the donor. “Incremental Amendment” has the meaning specified in Section 2.14(5). “Incremental Amounts” has the meaning specified in clause (1) of the definition of Refinancing Indebtedness. “Incremental Equivalent Ratio Amount” has the meaning specified in the definition of “Permitted Incremental Equivalent Debt.” “Incremental Equivalent Ratio Amount Indebtedness” has the meaning specified in the definition of “Permitted Incremental Equivalent Debt.” “Incremental Repayment Amount” has the meaning specified in the definition of “Permitted Incremental Amount”. “Incremental Starter Amount” has the meaning assigned to such term in the definition of “Permitted Incremental Amount.” “Incremental Term Facility” has the meaning specified in Section 2.14(1). “Incremental Term Loan” has the meaning specified in Section 2.14(1). 59 US-DOCS\123992845.16 042525-0274 “Incremental Term Loan Commitment” means the commitment of a Lender to make or otherwise fund an Incremental Term Loan and “Incremental Term Loan Commitments” means such commitments of all Lenders in the aggregate. “Incremental Term Loan Exposure” means, with respect to any Lender, as of any date of determination, the outstanding principal amount of the Incremental Term Loans of such Lenders; provided that at any time prior to the making of the Incremental Term Loans, the Incremental Term Loan Exposure of any Lender shall be equal to such Lender’s Incremental Term Loan Commitment. “Incurrence Based Amounts” has the meaning specified in Section 1.07(9). “Indebtedness” means, with respect to any Person, without duplication: (1) any indebtedness (including principal and premium) of such Person, whether or not contingent: (a) in respect of borrowed money; (b) evidenced by bonds, notes, debentures or similar instruments or letters of credit or bankers’ acceptances (or, without duplication, reimbursement agreements in respect thereof); (c) representing the balance deferred and unpaid of the purchase price of any property (including Capitalized Lease Obligations) due more than twelve months after such property is acquired, except (i) any such balance that constitutes an obligation in respect of a commercial letter of credit, a trade payable or similar obligation to a trade creditor, in each case accrued in the ordinary course of business or consistent with industry practice, (ii) any earn-out obligations until such obligation is reflected as a liability on the balance sheet (excluding any footnotes thereto) of such Person in accordance with GAAP and is not paid within 60 days after becoming due and payable and (iii) accruals for payroll and other liabilities accrued in the ordinary course of business; or (d) representing the net obligations under any Hedging Obligations; if and to the extent that any of the foregoing Indebtedness (other than obligations in respect of letters of credit and Hedging Obligations) would appear as a liability upon a balance sheet (excluding the footnotes thereto) of such Person prepared in accordance with GAAP; provided that Indebtedness of any Parent Company appearing upon the balance sheet of the Borrower or any of its Restricted Subsidiaries solely by reason of push-down accounting under GAAP will be excluded; (2) to the extent not otherwise included, any obligation by such Person to be liable for, or to pay, as obligor, guarantor or otherwise, on the obligations of the type referred to in clause (1) of a third Person (whether or not such items would appear upon the balance sheet of such obligor or guarantor), other than by endorsement of negotiable 60 US-DOCS\123992845.16 042525-0274 instruments for collection in the ordinary course of business or consistent with industry practice; and (3) to the extent not otherwise included, the obligations of the type referred to in clause (1) of a third Person secured by a Lien on any asset owned by such first Person, whether or not such Indebtedness is assumed by such first Person; provided that the amount of such Indebtedness will be the lesser of (i) the fair market value of such asset at such date of determination and (ii) the amount of such Indebtedness of such other Person; provided that notwithstanding the foregoing, Indebtedness will be deemed not to include: (i) Contingent Obligations (i) existing on the date hereof or (ii) incurred after the date hereof in the ordinary course of business or consistent with industry practice, (ii) reimbursement obligations under commercial letters of credit (provided that unreimbursed amounts under letters of credit will be counted as Indebtedness three (3) Business Days after such amount is drawn), (iii) obligations under or in respect of Qualified Securitization Facilities that are non-recourse to the Loan Parties other than any Securitization Repurchase/Indemnity Obligation, (iv) accrued expenses, (v) deferred or prepaid revenues, (vi) asset retirement obligations and obligations in respect of reclamation and workers compensation (including pensions and retiree medical care); provided further that Indebtedness will be calculated without giving effect to the effects of Accounting Standards Codification Topic No. 815, Derivatives and Hedging, and related interpretations to the extent such effects would otherwise increase or decrease an amount of Indebtedness for any purpose under this Agreement as a result of accounting for any embedded derivatives created by the terms of such Indebtedness. “Indemnified Liabilities” has the meaning specified in Section 10.05. “Indemnitees” has the meaning specified in Section 10.05. “Independent Assets or Operations” means, with respect to any Parent Company, that Parent Company’s total assets, revenues, income from continuing operations before income taxes and cash flows from operating activities (excluding in each case amounts related to its investment in the Borrower and the Restricted Subsidiaries), determined in accordance with 61 US-DOCS\123992845.16 042525-0274 GAAP and as shown on the most recent balance sheet of such Parent Company, is more than 3.0% of such Parent Company’s corresponding consolidated amount. “Independent Financial Advisor” means an accounting, appraisal, investment banking firm or consultant of nationally recognized standing that, in the good faith judgment of the Borrower, is qualified to perform the task for which it has been engaged. “Information” has the meaning specified in Section 10.09. “Initial Default” has the meaning specified in Section 1.02. “Intellectual Property Security Agreements” has the meaning specified in the Security Agreement. “Intercompany Subordination Agreement” means the Intercompany Subordination Agreement, dated as of the Closing Date, substantially in the form of Exhibit Q executed by the Borrower and each Restricted Subsidiary that is party thereto. “Interest Coverage Ratio” means, with respect to any Test Period, the ratio of (a) Adjusted EBITDA of the Borrower and its Restricted Subsidiaries to (b) Consolidated Cash Interest Charges of the Borrower and its Restricted Subsidiaries for such Test Period, in each case calculated on a pro forma basis with such pro forma adjustments as are appropriate and consistent with Section 1.07; provided that for the purpose of calculating the Interest Coverage Ratio for any period ending prior to the expiration of four full fiscal quarters since the Closing Date, Consolidated Cash Interest Charges shall be deemed to be Consolidated Cash Interest Charges for the period from the Closing Date to and including the date of determination multiplied by a fraction equal to (x) 365 divided by (y) the number of days actually elapsed from the Closing Date to such date of determination. “Interest Payment Date” means, (a) as to any Loan of any Class other than a Base Rate Loan, the last day of each Interest Period applicable to such Loan and the applicable Maturity Date of the Loans of such Class; provided that if any Interest Period for a Eurodollar RateTerm SOFR Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates; and (b) as to any Base Rate Loan of any Class, the last Business Day of each March, June, September and December and the applicable Maturity Date of the Loans of such Class. “Interest Period” means, as to each Eurodollar RateTerm SOFR Loan, the period commencing on the date such Eurodollar RateTerm SOFR Loan is disbursed or converted to or continued as a Eurodollar RateTerm SOFR Loan and ending on the date one, three or six months thereafter, as selected by the Borrower in its Committed Loan Notice; provided that: (1) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless, in the case of a Term SOFR Loan, such Business Day falls in another calendar month, in which case such Interest Period shall end on the immediately preceding Business Day; 62 US-DOCS\123992845.16 042525-0274

(2) any Interest Period (other than an Interest Period having a duration of less than one month)pertaining to a Term SOFR Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and (3) no Interest Period shall extend beyond the applicable Maturity Date for the Class of Loans of which such Eurodollar RateTerm SOFR Loan is a part. “Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s or BBB- (or the equivalent) by S&P, or an equivalent rating by any other Rating Agency selected by the Borrower. “Investment Grade Securities” means: (1) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof (other than Cash Equivalents); (2) debt securities or debt instruments with an Investment Grade Rating, but excluding any debt securities or debt instruments constituting loans or advances among the Borrower and its Subsidiaries; (3) investments in any fund that invests at least 95% of its assets in investments of the type described in clauses (1) and (2) which fund may also hold immaterial amounts of cash pending investment or distribution; and (4) corresponding instruments in countries other than the United States customarily utilized for high quality investments. “Investments” means, with respect to any Person, all investments by such Person in other Persons (including Affiliates) in the form of loans (including guarantees), advances or capital contributions (excluding accounts receivable, credit card and debit card receivables, trade credit, advances to customers, commission, travel and similar advances to employees, directors, officers, members of management, manufacturers and consultants, in each case made in the ordinary course of business or consistent with industry practice), purchases or other acquisitions for consideration of Indebtedness, Equity Interests or other securities issued by any other Person. For purposes of the definition of “Unrestricted Subsidiary” and Section 7.05, (1) “Investments” will include the portion (proportionate to the Borrower’s Equity Interest in such Subsidiary) of the fair market value of the net assets of a Subsidiary of the Borrower at the time that such Subsidiary is designated an Unrestricted Subsidiary; provided that upon a redesignation of such Subsidiary as a Restricted Subsidiary, the Borrower will be deemed to continue to have a permanent “Investment” in an Unrestricted Subsidiary in an amount (if positive) equal to: 63 US-DOCS\123992845.16 042525-0274 (a) The Borrower’s “Investment” in such Subsidiary at the time of such redesignation; minus (b) the portion (proportionate to the Borrower’s Equity Interest in such Subsidiary) of the fair market value of the net assets of such Subsidiary at the time of such redesignation; and (2) any property transferred to or from an Unrestricted Subsidiary will be valued at its fair market value at the time of such transfer. The amount of any Investment outstanding at any time will be the original cost of such Investment, reduced by any dividend, distribution, interest payment, return of capital, repayment or other amount received in cash by the Borrower or a Restricted Subsidiary in respect of such Investment. “Investors” means (a) the Sponsor and (b) other investors that, directly or indirectly, beneficially own Capital Stock in Holdings on the Closing Date. “IPO Entity” means, at any time upon and after a Qualifying IPO, Holdings or any Parent Company, the Equity Interests of which were issued or otherwise sold pursuant to such Qualifying IPO; provided that, immediately following such Qualifying IPO, the Borrower is a direct or indirect wholly owned Subsidiary of such IPO Entity and such IPO Entity owns, directly or through its subsidiaries, substantially all the businesses and assets owned or conducted, directly or indirectly, by the Borrower immediately prior to such Qualifying IPO. “IPO Reorganization Transaction” means any re-organization or other similar activities among any Parent Company, Holdings, the Borrower and the Restricted Subsidiaries in connection with and reasonably related to consummating a Qualifying IPO, so long as, after giving effect thereto, (a) the Loan Parties are in compliance with the Collateral and Guarantee Requirement and Section 6.11, (b) taken as a whole, the value of the Collateral securing the Obligations and the Guarantees by the Guarantors of the Obligations are not materially reduced or impaired and (c) the Liens in favor of the Administrative Agent for the benefit of the Secured Parties under the Security Documents are not materially impaired. “IP Rights” has the meaning specified in Section 5.15. “IRS” means Internal Revenue Service of the United States. “Judgment Currency” has the meaning specified in Section 10.26. “Junior Lien Debt” means any Indebtedness for borrowed money of any Loan Party that is secured on a junior basis to the Liens securing the Obligations of such Loan Party arising under the Loan Documents. “KCM” means KKR Capital Markets LLC. “Latest Maturity Date” means, at any date of determination, the latest maturity or expiration date applicable to any Loan or Commitment hereunder at such time, including the 64 US-DOCS\123992845.16 042525-0274 latest maturity or expiration date of any Incremental Term Loan, any Refinancing Term Loan, Replacement Loan or any Extended Loan, in each case as extended in accordance with this Agreement from time to time. “Laws” means, collectively, all international, foreign, federal, state and local laws (including common law), statutes, treaties, rules, legally enforceable guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities and executive orders, including the legally binding interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, licenses, authorizations and permits of, and agreements with, any Governmental Authority. “LCT Election” has the meaning specified in Section 1.07. “LCT Test Date” has the meaning specified in Section 1.07. “Legal Holiday” means Saturday, Sunday or a day on which commercial banking institutions are not required to be open in the State of New York or at the place of payment. “Lender” has the meaning specified in the introductory paragraph to this Agreement and their respective successors and assigns as permitted hereunder, each of which is referred to herein as a “Lender.” For avoidance of doubt, each Additional Lender is a Lender to the extent any such Person has executed and delivered a Refinancing Amendment, an Incremental Amendment or an amendment in respect of Replacement Loans, as the case may be, and to the extent such Refinancing Amendment, Incremental Amendment or amendment in respect of Replacement Loans shall have become effective in accordance with the terms hereof and thereof, and each Extending Lender shall continue to be a Lender. As of the Closing Date, Schedule 2.01 sets forth the name of each Lender. “Lender Direction” has the meaning specified in Section 8.04(2). “Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Borrower and the Administrative Agent. “Lien” means, with respect to any asset, any mortgage, lien (statutory or otherwise), pledge, hypothecation, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law, including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest and any authorized filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction; provided that in no event will an operating lease be deemed to constitute a Lien. “Limited Condition Transaction” means any (1) Permitted Acquisition or other investment permitted hereunder by the Borrower or one or more of its Restricted Subsidiaries whose consummation is not conditioned on the availability of, or on obtaining, third-party 65 US-DOCS\123992845.16 042525-0274 financing and (2) repayment, repurchase, prepayment or Refinancing of Indebtedness with respect to which an irrevocable notice of repayment (or similar irrevocable notice) is delivered. “Loan” means an extension of credit under Article II or the making of Replacement Loans pursuant to Section 10.01 by a Lender to the Borrower in the form of a Term Loan. “Loan Documents” means, collectively, (a) this Agreement, (b) the Term Notes, (c) any Refinancing Amendment, Incremental Amendment, Extension Amendment or amendment in respect of Replacement Loans, (d) the Guaranty, (e) the Collateral Documents and (f) the Applicable Intercreditor Agreements. “Loan Parties” means, collectively, (a) the Borrower, (b) Holdings and (c) each other Guarantor. “Long Derivative Instrument” means a Derivative Instrument (i) the value of which generally increases, and/or the payment or delivery obligations under which generally decrease, with positive changes to the Performance References and/or (ii) the value of which generally decreases, and/or the payment or delivery obligations under which generally increase, with negative changes to the Performance References. “Management Services Agreement” means the management services agreement or similar agreements among the Sponsor or certain of its respective management companies associated with it or their advisors, if applicable, and the Borrower (or any Parent Company). “Management Stockholders” means the members of management (and their Controlled Investment Affiliates and Immediate Family Members and any permitted transferees thereof) of the Borrower (or any Parent Company) who are holders of Equity Interests of any Parent Company on the Closing Date or will become holders of such Equity Interests in connection with the Transactions. “Margin Stock” has the meaning set forth in Regulation U of the Board of Governors of the United States Federal Reserve System, or any successor thereto. “Market Capitalization” mean an amount equal to (a) the total number of issued and outstanding shares of common Equity Interests of the Borrower, Holdings or any other Parent Company on the date of the declaration of the applicable Restricted Payment multiplied by (b) the arithmetic mean of the closing prices per share of such common Equity Interests on the principal securities exchange on which such common Equity Interests are traded for the 30 consecutive trading days immediately preceding the date of declaration of such Restricted Payment. “Material Adverse Effect” means (i) a material adverse effect on the business, financial condition or results of operations of the Loan Parties and their subsidiaries, taken as a whole, or (ii) a material and adverse effect on the material rights and remedies of the Administrative Agent and the Lenders under the Loan Documents, taken as a whole. 66 US-DOCS\123992845.16 042525-0274

“Material Domestic Subsidiary” means any Domestic Subsidiary that is a Material Subsidiary. “Material Subsidiary” means, as of the Closing Date and thereafter at any date of determination, each of the Borrower’s Subsidiaries that is a Restricted Subsidiary (a) whose Total Assets at the last day of the most recent Test Period (when taken together with the Total Assets of the Restricted Subsidiaries of such Subsidiary at the last day of the most recent Test Period) were equal to or greater than 5.0% of Total Assets of the Borrower and the Restricted Subsidiaries that are Subsidiaries at such date or (b) whose gross revenues for such Test Period (when taken together with the gross revenues of the Restricted Subsidiaries of such Subsidiary for such Test Period) were equal to or greater than 5.0% of the consolidated gross revenues of the Borrower and the Restricted Subsidiaries that are Subsidiaries for such Test Period, in each case determined in accordance with GAAP; provided that if at any time and from time to time after the date which is 30 days after the Closing Date (or such longer period as the Administrative Agent may agree in its sole discretion), Subsidiaries that are not Material Subsidiaries solely because they do not meet the thresholds set forth in the preceding clause (a) or (b) comprise in the aggregate more than (when taken together with the Total Assets of the Restricted Subsidiaries of such Subsidiaries at the last day of the most recent Test Period) 7.5% of Total Assets of the Borrower and the Restricted Subsidiaries that are Subsidiaries (excluding Subsidiaries otherwise constituting Excluded Subsidiaries) as of the end of the most recently ended Test Period or more than (when taken together with the gross revenues of the Restricted Subsidiaries of such Subsidiaries for such Test Period) 7.5% of the consolidated gross revenues of the Borrower and the Restricted Subsidiaries that are Subsidiaries (excluding Subsidiaries otherwise constituting Excluded Subsidiaries) for such Test Period, then the Borrower shall, not later than thirty (30) days after the date by which financial statements for such Test Period were required to be delivered pursuant to this Agreement (or such longer period as the Administrative Agent may agree in its reasonable discretion), (i) designate in writing (which may be by email) to the Administrative Agent one or more of such Subsidiaries that are Restricted Subsidiaries as “Material Subsidiaries” to the extent required such that the foregoing condition ceases to be true and (ii) comply with the provisions of Section 6.11 with respect to any such Subsidiaries. At all times prior to the delivery of the aforementioned financial statements, such determinations shall be made based on the Pro Forma Financial Statements. “Maturity Date” means (i) with respect to the Closing Date Term Loans, in each case that have not been extended pursuant to Section 2.16, the date that is seven years after the Closing Date, (ii) with respect to any tranche of Extended Loans, the final maturity date as specified in the applicable Extension Amendment, (iii) with respect to any Refinancing Term Loans, the final maturity date as specified in the applicable Refinancing Amendment, (iv) with respect to any Incremental Term Loans, the final maturity date as specified in the applicable Incremental Amendment and (v) with respect to Replacement Loans, the final maturity date as specified in the applicable amendment; provided that in each case, if such day is not a Business Day, the applicable Maturity Date shall be the Business Day immediately succeeding such day. “Maximum Rate” has the meaning specified in Section 10.11. “Maximum Tender Condition” has the meaning specified in Section 2.19(2). 67 US-DOCS\123992845.16 042525-0274 “MFN Protection Provisions” has the meaning specified in Section 2.14(8). “Minimum Tender Condition” has the meaning specified in Section 2.19(2). “Moody’s” means Moody’s Investors Service, Inc. and any successor to its rating agency business. “Morgan Stanley” means Morgan Stanley Senior Funding, Inc. “Multiemployer Plan” means any multiemployer plan as defined in Section 4001(a)(3) of ERISA and subject to Title IV of ERISA, to which any Loan Party or any of their respective ERISA Affiliates makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions, to the extent any liability related thereto remains (contingent or otherwise). “Negative Excess Cash Flow Amount” has the meaning specified in Section 2.05(2). “Net Income” means, with respect to any Person, the net income (loss) of such Person, determined in accordance with GAAP and before any reduction in respect of Preferred Stock dividends. “Net Proceeds” means: (1) with respect to any Asset Sale or any Casualty Event, the aggregate cash and Cash Equivalent proceeds received by the Borrower or any of its Restricted Subsidiary in respect of such Asset Sale or Casualty Event, including any Cash Equivalents received upon the sale or other disposition of any Designated Non-Cash Consideration received in any Asset Sale, net of the costs relating to such Asset Sale or Casualty Event and the sale or disposition of such Designated Non-Cash Consideration, including legal, accounting and investment banking fees, payments made in order to obtain a necessary consent or required by applicable law, brokerage and sales commissions, all dividends, distributions or other payments required to be made to minority interest holders in Restricted Subsidiaries as a result of any such Asset Sale or Casualty Event by a Restricted Subsidiary, the amount of any purchase price or similar adjustment claimed by any Person to be owed by the Borrower or any Restricted Subsidiary, until such time as such claim will have been settled or otherwise finally resolved, or paid or payable by the Borrower or any Restricted Subsidiary, in either case in respect of such Asset Sale or Casualty Event, any relocation expenses incurred as a result thereof, costs and expenses in connection with unwinding any Hedging Obligation in connection therewith, other fees and expenses, including title and recordation expenses, taxes paid or payable as a result thereof or any transactions occurring or deemed to occur to effectuate a payment under this Agreement, amounts required to be applied to the repayment of principal, premium, if any, and interest on Indebtedness (other than Subordinated Indebtedness) or amounts required to be applied to the repayments of Indebtedness secured by a Lien on such assets and required (other than required by Section 2.05(2)(b)) to be paid as a result of such transaction and any deduction of appropriate amounts to be provided by the Borrower or any Restricted Subsidiary as a reserve in accordance with GAAP against any liabilities associated with 68 US-DOCS\123992845.16 042525-0274 the asset disposed of in such transaction and retained by the Borrower or any Restricted Subsidiary after such sale or other disposition thereof, including pension and other post-employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations associated with such transaction; provided that (a) subject to clause (b) below, no net cash proceeds calculated in accordance with the foregoing realized in a single transaction or series of related transactions shall constitute Net Proceeds unless such net cash proceeds shall exceed $10.0 million and (b) no such net cash proceeds shall constitute Net Proceeds under this clause (1) in any fiscal year until the aggregate amount of all such net cash proceeds in such fiscal year shall exceed $20.0 million (and thereafter only net cash proceeds in excess of such amount shall constitute Net Proceeds under this clause (1) and any amounts not used in any fiscal year may be carried forward and applied to increase the applicable threshold in the subsequent fiscal year); and (2) (a) with respect to the incurrence or issuance of any Indebtedness by the Borrower or any Restricted Subsidiary or any Permitted Equity Issuance by the Borrower or any Parent Company, the excess, if any, of (i) the sum of the cash and Cash Equivalents received in connection with such incurrence or issuance over (ii) all taxes paid or reasonably estimated to be payable, and all fees (including investment banking fees, attorneys’ fees, accountants’ fees, underwriting fees and discounts), commissions, costs and other out-of-pocket expenses and other customary expenses incurred, in each case by the Borrower or such Restricted Subsidiary in connection with such incurrence or issuance and (b) with respect to any Permitted Equity Issuance by any Parent Company, the amount of cash from such Permitted Equity Issuance contributed to the capital of the Borrower. “Net Short” means, with respect to a Lender or beneficial owner (other than a Lender that is a Regulated Bank), as of a date of determination, either (i) the value of its Short Derivative Instruments exceeds the sum of the (x) the value of its Obligations plus (y) the value of its Long Derivative Instruments as of such date of determination or (ii) it is reasonably expected that such would have been the case were a Failure to Pay or Bankruptcy Credit Event (each as defined in the 2014 ISDA Credit Derivatives Definitions) to have occurred with respect to the Borrower or any guarantor immediately prior to such date of determination. “Non-Consenting Lender” has the meaning specified in Section 3.07. “Non-Defaulting Lender” means, at any time, a Lender that is not a Defaulting Lender. “Non-Excluded Taxes” means all Taxes other than Excluded Taxes imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document. “Non-Extended Lender” has the meaning specified in Section 2.16. “Non-Loan Party” means any Subsidiary of the Borrower that is not a Loan Party. 69 US-DOCS\123992845.16 042525-0274 “Non-Recourse Indebtedness” means Indebtedness that is non-recourse to the Borrower and the Restricted Subsidiaries. “Obligations” means all (1) advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan, including the obligation (including guarantee obligations) to pay principal, interest, reimbursement obligations, charges, expenses, fees, Attorney Costs, indemnities and other amounts payable by any Loan Party under any Loan Document, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest, fees, expenses, Attorney Costs, indemnities and other amounts that accrue after the commencement by or against any Loan Party of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest, fees, expenses, Attorney Costs and/or other amounts are allowed claims in such proceeding, (2) obligations (other than Excluded Swap Obligations) of the Borrower or any Restricted Subsidiary arising under any Secured Hedge Agreement, (3) Cash Management Obligations under each Secured Cash Management Agreement and (4) the Guaranty in respect of each of the foregoing. Notwithstanding the foregoing, (a) unless otherwise agreed to by the Borrower and any applicable Hedge Bank or Cash Management Bank, the obligations of Holdings, the Borrower or any Subsidiary under any Secured Hedge Agreement and under any Secured Cash Management Agreement shall be secured and guaranteed pursuant to the Collateral Documents and the Guaranty only to the extent that, and for so long as, the other Obligations are so secured and guaranteed and (b) any release of Collateral or Guarantors effected in the manner permitted by this Agreement and any other Loan Document shall not require the consent of the holders of Hedging Obligations under Secured Hedge Agreements or of the holders of Cash Management Obligations under Secured Cash Management Agreements. “OFAC” has the meaning specified in Section 5.17. “Offered Amount” has the meaning specified in Section 2.05(1)(e)(D)(1). “Offered Discount” has the meaning specified in Section 2.05(1)(e)(D)(1). “Officer’s Certificate” means a certificate signed on behalf of a Person by a Responsible Officer of such Person (which may instead be an unsigned email from a Responsible Officer of such Person). “OID” means original issue discount. 70 US-DOCS\123992845.16 042525-0274

“Opinion of Counsel” means a written opinion from legal counsel who is reasonably acceptable to the Administrative Agent. Counsel may be an employee of or counsel to the Borrower or the Administrative Agent. “ordinary course of business” means activity conducted in the ordinary course of business of Holdings and any Restricted Subsidiary, financing transactions in connection therewith and will include Sale-Leaseback Transactions. “Organizational Documents” means (1) with respect to any corporation or exempted company, the certificate or articles of incorporation and the bylaws or memorandum or articles of association (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (2) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (3) with respect to any partnership, exempted limited partnership, joint venture, trust or other form of business entity, the partnership, exempted limited partnership, joint venture or other applicable agreement of formation, registration or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation, registration or organization and, if applicable, any certificate or articles of formation, registration or organization of such entity. “Other Applicable ECF” means Excess Cash Flow or a comparable measure as determined in accordance with the documentation governing Other Applicable Indebtedness. “Other Applicable Indebtedness” means Permitted Incremental Equivalent Debt and Credit Agreement Refinancing Indebtedness secured on a pari passu basis with the Closing Date Term Loans, together with Refinancing Indebtedness in respect of any of the foregoing that is secured on a pari passu basis with the Closing Date Term Loans. “Other Applicable Net Proceeds” means Net Proceeds or a comparable measure as determined in accordance with the documentation governing Other Applicable Indebtedness. “Other Rate Early Opt-in” means the Administrative Agent and the Borrower have elected to replace the Adjusted Eurodollar Rate with a Benchmark Replacement other than a SOFR-based rate pursuant to (1) an Early Opt-in Election and (2) Section 3.03(2) and paragraph (2) of the definition of “Benchmark Replacement”. “Other Taxes” means any and all present or future stamp, court or documentary Taxes, intangible, recording, filing or similar Taxes arising from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document. 71 US-DOCS\123992845.16 042525-0274 “Outstanding Amount” means on any date, the outstanding principal amount of any Term Loans after giving effect to any borrowings and prepayments or repayments of Term Loans, occurring on such date. “Overnight Rate” means, for any day, the greater of (a) the Federal Funds Rate and (b) an overnight rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. “Parent Company” means any Person so long as such Person directly or indirectly holds 100.0% of the total voting power of the Capital Stock of the Borrower, and at the time such Person acquired such voting power, no Person and no group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act or any successor provision), including any such group acting for the purpose of acquiring, holding or disposing of securities (within the meaning of Rule 13d-5(b)(1) under the Exchange Act) (other than any Permitted Holder), will have beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act, or any successor provision), directly or indirectly, of 50.0% or more of the total voting power of the Voting Stock of such Person. For the avoidance of doubt, Holdings is a Parent Company of the Borrower. Notwithstanding the foregoing, a passive holding company or special purpose acquisition vehicle shall not be considered a “Person” for purposes of this definition and instead the equityholders of such passive holding company or special purpose acquisition vehicle shall be considered for purposes of the foregoing. “Pari Passu Intercreditor Agreement” means a Pari Passu Intercreditor Agreement substantially in the form of Exhibit G-3 among the Collateral Agent and one or more Debt Representatives and the representatives for purposes thereof for holders of one or more other classes of Indebtedness that constitute Indebtedness secured on a pari passu basis with the Closing Date Term Loans, the Borrower and the other parties thereto, as amended, restated, supplemented or otherwise modified from time to time in accordance with the requirements thereof and of this Agreement, and which shall also include any replacement intercreditor agreement entered into in accordance with the terms hereof. “Participant” has the meaning specified in Section 10.07(d). “Participant Register” has the meaning specified in Section 10.07(e). “Participating Lender” has the meaning specified in Section 2.05(1)(e)(C)(2). “PBGC” means the Pension Benefit Guaranty Corporation or any successor thereto. “Pension Plan” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by any Loan Party or any of their respective ERISA Affiliates or to which any Loan Party or any of their respective ERISA Affiliates contributes or has an obligation to contribute or otherwise has or may have any liability (contingent or otherwise). “Perfection Certificate” has the meaning specified in the Security Agreement. 72 US-DOCS\123992845.16 042525-0274

“Performance References” has the meaning specified in the definition of “Derivative Instrument.” “Permitted Acquisition” has the meaning specified in clause (3) of the definition of “Permitted Investments.” “Permitted Asset Swap” means the substantially concurrent purchase and sale or exchange of Related Business Assets or a combination of Related Business Assets and cash or Cash Equivalents between the Borrower or any Restricted Subsidiary and another Person; provided that any cash or Cash Equivalents received must be applied in accordance with Section 2.05(2)(b)(i). “Permitted Bond Hedge Transaction” means any call or capped call option (or substantively equivalent derivative transaction) on the Borrower’s common stock purchased by the Borrower in connection with the issuance of any Convertible Indebtedness; provided that the purchase price for such Permitted Bond Hedge Transaction, less the proceeds received by the Borrower from the sale of any related Permitted Warrant Transaction, does not exceed the net proceeds received by the Borrower from the sale of such Convertible Indebtedness issued in connection with the Permitted Bond Hedge Transaction. “Permitted Convertible Indebtedness Call Transaction” means any Permitted Bond Hedge Transaction and any Permitted Warrant Transaction. “Permitted Debt Exchange” has the meaning specified in Section 2.19(1). “Permitted Debt Exchange Notes” has the meaning specified in Section 2.19(1). “Permitted Debt Exchange Offer” has the meaning specified in Section 2.19(1). “Permitted Equal Priority Refinancing Debt” means any Credit Agreement Refinancing Indebtedness that is secured on a pari passu basis with the Closing Date Term Loans. “Permitted Equity Issuance” means any sale or issuance of any Qualified Equity Interests of the Borrower or any Parent Company. “Permitted Holder” means (1) the Investors and Management Stockholders and any group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) of which any of the foregoing are members; provided that in the case of such group and without giving effect to the existence of such group or any other group, such Investor and Management Stockholders, collectively, have beneficial ownership of more than 50.0% of the total voting power of the Voting Stock of the Borrower or any Permitted Parent, and (2) any Person acting in the capacity of an underwriter (solely to the extent that and for so long as such Person is acting in such capacity) in connection with a public or private offering of Capital Stock of the Borrower or any Permitted Parent. Notwithstanding the foregoing, a passive holding company or special purpose acquisition vehicle shall not be considered a “Person” for purposes of this definition and 73 US-DOCS\123992845.16 042525-0274 instead the equityholders of such passive holding company or special purpose acquisition vehicle shall be considered for purposes of the foregoing. “Permitted Incremental Amount” means the sum of: (1) (a) (I) the greater of (x) $135.0 million and (y) 75.0% of Adjusted EBITDA of the Borrower and its Restricted Subsidiaries as of the most recently ended Test Period calculated giving pro forma effect in accordance with Section 1.07 thereto (the foregoing clauses (x) and (y), the “Incremental Starter Amount”), minus the aggregate amount of all Incremental Term Loans previously incurred in reliance on the Incremental Starter Amount, plus (b) the aggregate principal amount of (x) any prepayments of Term Loans (in the case of Term Loans consisting of Incremental Term Loans (or any Refinancing thereof) solely to the extent incurred in reliance on this clause (1)) made pursuant to Section 2.05(1)(a), the aggregate amount of all Term Loans repurchased and prepaid pursuant to Section 2.05(1)(e) or otherwise in a manner not prohibited by Section 10.07(l) (determined on the face amount of such prepayment rather than the actual cash applied), payments made pursuant to Section 3.07 (but only to the extent such amount is prepaid or repaid) and (y) all reductions of the ABL Commitments pursuant to Section 2.06 of the ABL Credit Agreement, in each case prior to such date (other than, in each case, prepayments, repurchases and commitment reductions (A) made with the proceeds of the incurrence of Credit Agreement Refinancing Indebtedness or other long-term Indebtedness (other than the ABL Facility or other revolving loans) or (B) of Incremental Facilities or Incremental Equivalent Debt that had been incurred in reliance on the following clause (2) (the foregoing clauses (x) and (y), the “Incremental Repayment Amount”; and the Incremental Starter Amount and the Incremental Repayment Amount, collectively, the “Fixed Incremental Amount”; and Indebtedness incurred using the Fixed Incremental Amount, “Fixed Incremental Amount Indebtedness”), plus (2) such additional amount (the “Ratio Amount” and, Indebtedness incurred using the Ratio Amount, “Ratio Amount Indebtedness”) that would not result in the Borrower’s First Lien Net Leverage Ratio exceeding 2.00 to 1.00 on a pro forma basis in accordance with Section 1.07 and including a pro forma application of the net proceeds therefrom (excluding for netting purposes the cash proceeds of any then proposed Ratio Amount Indebtedness and with respect to the calculation of the Ratio Amount, without taking into account any Indebtedness that constitutes concurrent draws under the ABL Facility), as if the additional Indebtedness incurred pursuant to this clause (2) had been incurred and the application of the proceeds therefrom has occurred at the beginning of such Test Period; For the avoidance of doubt, Section 1.07(9) shall apply if the Borrower incurs Fixed Incremental Amount Indebtedness on the same date that it incurs Ratio Amount Indebtedness. The Borrower 74 US-DOCS\123992845.16 042525-0274

may reclassify all or any portion of Indebtedness originally incurred under clause (1) above as having been incurred under clause (2) above so long as, at the time of such reclassification, the Borrower would be permitted to incur the aggregate amount of Indebtedness being so reclassified under clause (2) above (it being understood and agreed that such reclassification shall be automatic if at the end of any fiscal quarter such reclassification would then be permitted). “Permitted Incremental Equivalent Debt” means secured or unsecured Indebtedness of any of the Borrower and any Guarantors in the form of loans or one or more series of notes; provided that: (1) the aggregate principal amount of all Permitted Incremental Equivalent Debt on any date such Indebtedness is incurred or issued, after giving effect to such incurrence or issuance, shall not, together with any Incremental Term Facilities incurred on such date (excluding for netting purposes the cash proceeds of any then proposed Incremental Equivalent Ratio Amount Indebtedness thereof and with respect to the calculation of the Incremental Equivalent Ratio Amount, without taking into account any Indebtedness that constitutes concurrent draws under the ABL Facility), exceed (A) the Incremental Repayment Amount plus (B) such additional amount (the “Incremental Equivalent Ratio Amount” and, Indebtedness incurred using the Incremental Equivalent Ratio Amount, “Incremental Equivalent Ratio Amount Indebtedness”) that would result (I) if such Indebtedness is secured by a Lien on the Collateral that is pari passu with the Liens securing the Obligations, the First Lien Net Leverage Ratio is not greater than either 2.00 to 1.00, (II) if such Indebtedness is secured by a Lien on the Collateral that is junior to the Liens securing the Obligations, the Senior Secured Leverage Ratio is not greater than 3.00 to 1.00 and (III) if such Indebtedness is unsecured or secured by assets that do not constitute Collateral, the Total Net Leverage Ratio is not greater than 3.50 to 1.00, and in the case of each of the foregoing clauses (I), (II) and (III), determined as of the most recently ended Test Period and on a pro forma basis in accordance with Section 1.07 and including a pro forma application of the net proceeds therefrom (excluding for netting purposes the cash proceeds of any then proposed Incremental Equivalent Ratio Amount Indebtedness and, with respect to the calculation of the Incremental Ratio Amount, without taking into account any concurrent draws under the ABL Facility), as if the additional Indebtedness incurred pursuant to this clause (B) had been incurred and the application of the proceeds therefrom has occurred at the beginning of such Test Period; provided the aggregate amount of Permitted Ratio Debt and Incremental Equivalent Ratio Amount Indebtedness, collectively, incurred by Restricted Subsidiaries that are not Loan Parties shall not exceed the greater of (a) $60.0 million and (b) 35.0% of Adjusted EBITDA of the Borrower and its Restricted Subsidiaries as of the most recently ended Test Period calculated after giving pro forma effect thereto; (2) such Permitted Incremental Equivalent Debt will not have a final maturity date prior to the Maturity Date of the Closing Date Term Loans and will not have a shorter Weighted Average Life to Maturity than the Closing Date Term Loans; 75 US-DOCS\123992845.16 042525-0274 (3) any Permitted Incremental Equivalent Debt shall not be guaranteed by any Subsidiaries of the Borrower other than the Subsidiary Guarantors and any Restricted Subsidiaries of the Borrower that provide guarantees for such Permitted Incremental Equivalent Debt shall be Subsidiary Guarantors; (4) any mandatory prepayments of: (a) any Permitted Incremental Equivalent Debt that comprises junior lien or unsecured notes or loans may not be made except to the extent that prepayments of such debt are (i) permitted hereunder and (ii) to the extent required hereunder or pursuant to the terms of any Permitted Incremental Equivalent Debt that is secured on a pari passu basis with the Closing Date Term Loans, first made or offered to the Loans and any such Permitted Incremental Equivalent Debt that is secured on a pari passu basis with the Closing Date Term Loans; and (b) any Permitted Incremental Equivalent Debt that is secured on a pari passu basis with the Term Loans shall be made on a pro rata basis or less than pro rata basis (but not greater than a pro rata basis) with the Closing Date Term Loans (in each case, other than pursuant to a refinancing transaction permitted hereunder or with respect to greater than pro rata payments to an earlier maturing tranche); (5) if such Permitted Incremental Equivalent Debt is secured: (a) such Permitted Incremental Equivalent Debt is not secured by any assets or property of the Borrower or any Restricted Subsidiary that does not constitute Collateral (subject to customary exceptions for cash collateral in favor of a letter of credit issuer or similar “fronting” lender); (b) if such Permitted Incremental Equivalent Debt is secured on a pari passu basis or junior basis to the Closing Date Term Loans, a Debt Representative acting on behalf of the holders of such Permitted Incremental Equivalent Debt has become party to or is otherwise subject to the provisions of the Applicable Intercreditor Agreement; (c) the terms and conditions (other than (x) pricing, rate floors discounts, fees, premiums and optional prepayment or redemption provisions and (y) covenants or other provisions applicable only to periods after the Latest Maturity Date at the time of incurrence of such Indebtedness or to the extent any such covenant or other provision is added for the benefit of the Term Facility) shall not be in the good faith determination of the Borrower materially less favorable (when taken as a whole) to the Borrower than the terms and conditions of the Loan Documents (when taken as a whole); and (d) does not have scheduled amortization payments of principal or payments of principal and is not subject to mandatory redemption, repurchase, prepayment or sinking fund obligations (except customary asset sale or change of 76 US-DOCS\123992845.16 042525-0274 control provisions that provide for the prior payment in full of the Term Loans and other Obligations), in each case on or prior to the Latest Maturity Date at the time such Indebtedness is incurred. The incurrence of any Permitted Incremental Equivalent Debt shall be subject to the satisfaction of the applicable conditions set forth in Section 2.14(6), except that Permitted Incremental Equivalent Debt (i) will not be subject to the MFN Protection Provisions except to the extent such Permitted Incremental Equivalent Debt is Qualifying Term Loans (in which case, such MFN Protection Provisions shall apply for the period commencing on the Closing Date until the eighteen (18) month anniversary thereof) and (ii) may be incurred or issued in the form of a Qualifying Bridge Facility, in which case, clauses (2) and (4)(d) of the first proviso in this definition shall not prohibit the inclusion of customary terms for “bridge” facilities, including customary mandatory prepayment, repurchase or redemption provisions. “Permitted Indebtedness” means Indebtedness permitted to be incurred in accordance with Section 7.02. “Permitted Investments” means: (1) any Investment in or among the Borrower and its Restricted Subsidiaries; provided that the aggregate amount of Investments by Loan Parties in Restricted Subsidiaries that are not Loan Parties shall not exceed (other than with respect to ordinary course Investments and Investments in the form of secured Indebtedness owed from Non-Loan Parties to Loan Parties) the greater of (a) $90.0 million and (b) 50.0% of Adjusted EBITDA of the Borrower and its Restricted Subsidiaries as of the most recently ended Test Period calculated after giving pro forma effect thereto; (2) any Investment(s) in Cash Equivalents or Investment Grade Securities and Investments that were Cash Equivalents or Investment Grade Securities when made; (3) (a) any Investment by the Borrower or any Restricted Subsidiary in any Person (directly or through entities that will be Restricted Subsidiaries but are not required to become Guarantors), if as a result of such Investment (i) such Person becomes a Restricted Subsidiary or (ii) such Person, in one transaction or a series of related transactions, is amalgamated, merged or consolidated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, the Borrower or a Restricted Subsidiary, together with any other Investments in a Restricted Subsidiary necessary to consummate the foregoing (a “Permitted Acquisition”); provided that: (i) to the extent required by the Collateral and Guarantee Requirement, after giving effect to any such Permitted Acquisition, the Borrower shall be in compliance with the covenant set forth in Section 6.11, (ii) after giving effect to any such Permitted Acquisition, the Borrower shall be in compliance with the covenant set forth in Section 6.17, 77 US-DOCS\123992845.16 042525-0274 (iii) after giving effect to such Permitted Acquisition, the Total Net Leverage Ratio would be equal to or less than 2.00 to 1.00; (b) any Investment held by such Person that is acquired pursuant to such Permitted Acquisition; provided that such Investment was not acquired by such Person in contemplation of such acquisition, merger, amalgamation, consolidation, transfer or conveyance; (4) any Investment in securities or other assets not constituting Cash Equivalents or Investment Grade Securities and received in connection with an Asset Sale made in accordance with Section 7.04 or any other disposition of assets not constituting an Asset Sale; (5) any Investment existing on the Closing Date and, with respect to any such Investment in an amount in excess of $15.0 million, set forth on Schedule 1.01(2) or made pursuant to binding commitments in effect on the Closing Date or an Investment consisting of any extension, modification, replacement, renewal or reinvestment of any Investment or binding commitment existing on the Closing Date or contemplated on the Closing Date; provided that the amount of any such Investment or binding commitment may be increased, extended, modified, replaced, reinvested or renewed, (a) as required by the terms of such Investment or binding commitment as in existence on the Closing Date (including as a result of the accrual or accretion of interest or original issue discount or the issuance of pay-in-kind securities) or (b) as otherwise permitted hereunder; (6) any Investment acquired by the Borrower or any Restricted Subsidiary: (a) in exchange for any other Investment, accounts receivable or endorsements for collection or deposit held by the Borrower or any Restricted Subsidiary in connection with or as a result of a bankruptcy, workout, reorganization or recapitalization of, or settlement of delinquent accounts and disputes with or judgments against, the issuer of such other Investment or accounts receivable (including any trade creditor or customer); (b) in satisfaction of judgments against other Persons; (c) as a result of a foreclosure by the Borrower or any Restricted Subsidiary with respect to any secured Investment or other transfer of title with respect to any secured Investment in default; or (d) as a result of the settlement, compromise or resolution of (i) litigation, arbitration or other disputes or (ii) obligations of trade creditors or customers that were incurred in the ordinary course of business or consistent with industry practice of the Borrower or any Restricted Subsidiary, including pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of any trade creditor or customer; (7) Hedging Obligations permitted under Section 7.02(b)(10); 78 US-DOCS\123992845.16 042525-0274

(8) any Investment in a Similar Business taken together with all other Investments made pursuant to this clause (8) that are at the time outstanding not to exceed the greater of (a) $40.0 million and (b) 20.0% of Adjusted EBITDA of the Borrower and its Restricted Subsidiaries as of the most recently ended Test Period calculated giving pro forma effect in accordance with Section 1.07 thereto (with the amount of each Investment being measured at the time made and without giving effect to subsequent changes in value, but subject to adjustment as set forth in the definition of “Investment”); provided, however, that if any Investment pursuant to this clause (8) is made in any Person that is not a Restricted Subsidiary of the Borrower at the date of the making of such Investment and such Person becomes a Restricted Subsidiary after such date, such Investment will thereafter be deemed to have been made pursuant to clause (1) above (to the extent permitted thereunder) and will cease to have been made pursuant to this clause (8) for so long as such Person continues to be a Restricted Subsidiary; (9) Investments the payment for which consists of Equity Interests (other than Disqualified Stock) of the Borrower or any Parent Company; provided that such Equity Interests will not increase the Available Amount; (10) (a) guarantees of Indebtedness permitted under Section 7.02, performance guarantees and Contingent Obligations incurred in the ordinary course of business or consistent with industry practice, and (b) the creation of liens on the assets of the Borrower or any Restricted Subsidiary in compliance with Section 7.01; (11) any transaction to the extent it constitutes an Investment that is permitted by and made in accordance with the provisions of Section 6.19(b)(3), (4), (7), (8), (10), (12), (14), (16), (17), (18), (19), (20), (23) and (24); (12) Investments consisting of purchases and acquisitions of inventory, supplies, material, services or equipment or similar assets or the licensing or contribution of IP Rights pursuant to joint marketing arrangements with other Persons; (13) Investments having an aggregate fair market value, taken together with all other Investments made pursuant to this clause (13) that are at that time outstanding (without giving effect to the sale of an Unrestricted Subsidiary to the extent the proceeds of such sale do not consist of Cash Equivalents or marketable securities), not to exceed the greater of (a) $50.0 million and (b) 27.50% of Adjusted EBITDA of the Borrower and its Restricted Subsidiaries as of the most recently ended Test Period calculated giving pro forma effect thereto (with the fair market value of each Investment being measured at the time made and without giving effect to subsequent changes in value, but subject to adjustment as set forth in the definition of “Investment”); (14) Investments in or relating to a Securitization Subsidiary that, in the good faith determination of the Borrower, are necessary or advisable to effect any Qualified Securitization Facility (including distributions or payments of Securitization Fees) or any repurchase or indemnity obligation pursuant to a Securitization Repurchase/Indemnity Obligation (including the contribution or lending of Cash Equivalents to Subsidiaries to 79 US-DOCS\123992845.16 042525-0274 finance the purchase of such assets from the Borrower or any Restricted Subsidiary or to otherwise fund required reserves); (15) loans and advances to, or guarantees of Indebtedness of, officers, directors, employees, consultants and members of management not in excess of $20.0 million outstanding at any one time, in the aggregate; (16) loans and advances to employees, directors, officers, members of management and consultants for business-related travel expenses, moving expenses, payroll advances and other similar expenses or payroll expenses, in each case incurred in the ordinary course of business or consistent with past practice or consistent with industry practice or to future, present and former employees, directors, officers, members of management and consultants (and their Controlled Investment Affiliates and Immediate Family Members) to fund such Person’s purchase of Equity Interests of the Borrower or any Parent Company; (17) advances, loans or extensions of trade credit or prepayments to suppliers or loans or advances made to distributors, in each case, in the ordinary course of business or consistent with past practice or consistent with industry practice by the Borrower or any Restricted Subsidiary; (18) any Investment in any Subsidiary or any joint venture in connection with intercompany cash management arrangements or related activities arising in the ordinary course of business or consistent with industry practice; (19) Investments consisting of purchases and acquisitions of assets or services in the ordinary course of business or consistent with industry practice; (20) Investments made in the ordinary course of business or consistent with industry practice in connection with obtaining, maintaining or renewing client contacts and loans or advances made to distributors; (21) Investments in prepaid expenses, negotiable instruments held for collection and lease, utility and workers compensation, performance and similar deposits entered into as a result of the operations of the business in the ordinary course of business or consistent with industry practice; (22) the purchase or other acquisition of any Indebtedness of the Borrower or any Restricted Subsidiary to the extent otherwise permitted hereunder; (23) Investments in Unrestricted Subsidiaries having an aggregate fair market value, taken together with all other Permitted Investments made pursuant to this clause (23) that are at the time outstanding, without giving effect to the sale of an Unrestricted Subsidiary to the extent the proceeds of such sale do not consist of, or have not been subsequently sold or transferred for, Cash Equivalents or marketable securities, not to exceed the greater of (x) $40.0 million and (y) 20.0% of Adjusted EBITDA of the Borrower and its Restricted Subsidiaries as of the most recently ended Test Period calculated giving pro forma effect in accordance with Section 1.07 thereto (with the fair 80 US-DOCS\123992845.16 042525-0274 market value of each Investment being measured at the time made and without giving effect to subsequent changes in value, but subject to adjustment as set forth in the definition of “Investment”); provided, however, that if any Investment pursuant to this clause (23) is made in any Person that is an Unrestricted Subsidiary of the Borrower at the date of the making of such Investment and such Person becomes a Restricted Subsidiary after such date, such Investment will thereafter be deemed to have been made pursuant to clause (1) above to the extent permitted thereunder and will cease to have been made pursuant to this clause (23) for so long as such Person continues to be a Restricted Subsidiary; (24) Investments in the ordinary course of business or consistent with industry practice consisting of Uniform Commercial Code Article 3 endorsements for collection or deposit and Article 4 customary trade arrangements with customers; (25) any Investment by any Captive Insurance Subsidiary in connection with its provision of insurance to the Borrower or any of its Subsidiaries, which Investment is made in the ordinary course of business or consistent with industry practice of such Captive Insurance Subsidiary, or by reason of applicable law, rule, regulation or order, or that is required or approved by any regulatory authority having jurisdiction over such Captive Insurance Subsidiary or its business, as applicable; (26) Investments made as part of, to effect or resulting from the Transactions; (27) Investments of assets relating to non-qualified deferred payment plans in the ordinary course of business or consistent with industry practice; (28) intercompany current liabilities owed to Unrestricted Subsidiaries or joint ventures incurred in the ordinary course of business or consistent with industry practice in connection with the cash management operations of the Borrower and its Subsidiaries; (29) acquisitions of obligations of one or more directors, officers or other employees or consultants or independent contractors of any Parent Company, the Borrower, or any Subsidiary of the Borrower in connection with such director’s, officer’s, employee’s consultant’s or independent contractor’s acquisition of Equity Interests of the Borrower or any direct or indirect parent of the Borrower, to the extent no cash is actually advanced by the Borrower or any Restricted Subsidiary to such directors, officers, employees, consultants or independent contractors in connection with the acquisition of any such obligations; (30) Investments constituting promissory notes or other non-cash proceeds of dispositions of assets to the extent permitted under Section 7.04; (31) Investments resulting from pledges and deposits permitted pursuant to the definition of “Permitted Liens”; (32) loans and advances to any direct or indirect parent of the Borrower in lieu of and not in excess of the amount of (after giving effect to any other loans, advances or Restricted Payments in respect thereof) Restricted Payments to the extent permitted to be 81 US-DOCS\123992845.16 042525-0274 made in cash to such parent in accordance with Section 7.05 at such time, such Investment being treated for purposes of the applicable clause of Section 7.05, including any limitations, as if a Restricted Payment were made pursuant to such applicable clause; (33) any other Investments if on a pro forma basis after giving effect to such Investment, the Total Net Leverage Ratio would be equal to or less than 1.75 to 1.00; provided that no Event of Default under Section 8.01(1) or 8.01(6) (solely with respect to the Borrower) then exists or shall have occurred or be continuing after giving effect to such Investment; (34) Permitted Bond Hedge Transactions; (35) any Investment made by any Restricted Subsidiary that is not a Loan Party to the extent that such Investment (i) does not constitute a sale, transfer or disposition of IP Rights of such Restricted Subsidiary, (ii) is made to Person that is not a Loan Party, a Subsidiary of a Loan Party or an Affiliate of a Loan Party and (iii) is financed with the proceeds received by such Restricted Subsidiary from an Investment in such Restricted Subsidiary permitted under this Agreement; (36) Investments in joint ventures having an aggregate fair market value, taken together with all other Permitted Investments made pursuant to this clause (36) that are at the time outstanding, not to exceed the greater of (x) $40.0 million and (y) 20.0% of Adjusted EBITDA of the Borrower and its Restricted Subsidiaries as of the most recently ended Test Period calculated giving pro forma effect thereto (with the fair market value of each Investment being measured at the time made and without giving effect to subsequent changes in value, but subject to adjustment as set forth in the definition of “Investment”); provided, however, that if any Investment pursuant to this clause (36) is made in any Person that is not a Restricted Subsidiary of the Borrower at the date of the making of such Investment and such Person becomes a Restricted Subsidiary after such date, such Investment will thereafter be deemed to have been made pursuant to clause (1) above to the extent permitted thereunder and will cease to have been made pursuant to this clause (36) for so long as such Person continues to be a Restricted Subsidiary; (37) any Investment made by any Restricted Subsidiary that is not a Loan Party in a Person that is not a Loan Party, and will not become a Loan Party upon the making of such Investment, to the extent such Investments are funded with amounts attributable to the cash flow of the Restricted Subsidiary that is not a Loan Party; and (38) Investments in connection with any Permitted Reorganization Transaction or IPO Reorganization Transaction. For purposes of determining compliance with this definition, (A) an Investment need not be incurred solely by reference to one category of Permitted Investments described in this definition, but is permitted to be incurred in part under any combination thereof and of any other available exemption, (B) in the event that an Investment (or any portion thereof) meets the criteria of one or more of the categories of Permitted Investments, the Borrower may, in its sole discretion, classify or reclassify such Investment (or any portion thereof) in any manner that 82 US-DOCS\123992845.16 042525-0274 complies with this definition and Section 7.05 and (C) in the event an Investment (or any portion thereof) is made pursuant to a Fixed Amount under this definition, such Investment will cease to be made for the purposes of such Fixed Amount but will be deemed made as an Incurrence Based Amount from and after the first date on which the Borrower or such Restricted Subsidiaries could have made such Investment as an Incurrence Based Amount (it being understood and agreed that such reclassification shall be automatic if at the end of any fiscal quarter such reclassification would then be permitted). “Permitted Junior Priority Refinancing Debt” means any Credit Agreement Refinancing Indebtedness that is secured on a junior lien basis to the Closing Date Term Loans. “Permitted Liens” means, with respect to any Person: (1) Liens created pursuant to any Loan Document; (2) Liens, pledges or deposits made in connection with: (a) workers’ compensation laws, unemployment insurance, health, disability or employee benefits, other social security laws or similar legislation or regulations, (b) insurance-related obligations (including in respect of deductibles, self-insured retention amounts and premiums and adjustments thereto) securing reimbursement or indemnification obligations of (including obligations in respect of letters of credit, bank guarantees or similar documents or instruments for the benefit of) insurance carriers providing property, casualty or liability insurance or otherwise supporting the payment of items set forth in the foregoing clause (a) or (c) bids, tenders, contracts, statutory obligations, surety, indemnity, warranty, release, appeal or similar bonds, or with regard to other regulatory requirements, completion guarantees, stay, customs and appeal bonds, performance bonds, bankers’ acceptance facilities, and other obligations of like nature (including those to secure health, safety and environmental obligations) (other than for the payment of Indebtedness) or leases to which such Person is a party, or deposits to secure public or statutory obligations of such Person or deposits of cash or U.S. government bonds to secure surety or appeal bonds to which such Person is a party, or deposits as security for the payment of rent, contested taxes or import duties and obligations in respect of letters of credit, bank guarantees or similar instruments that have been posted to support the same, in each case incurred in the ordinary course of business or consistent with industry practice; (3) Liens imposed by law, such as landlords’, carriers’, warehousemen’s, materialmen’s, repairmen’s, construction, mechanics’ or other similar Liens (a) for sums not yet overdue for a period of more than sixty (60) days or, if more than sixty (60) days overdue, are unfiled and no other action has been taken to enforce such Liens or (b) being contested in good faith by appropriate actions or other Liens arising out of or securing judgments or awards against such Person with respect to which such Person will then be 83 US-DOCS\123992845.16 042525-0274 proceeding with an appeal or other proceedings for review if such Liens are adequately bonded or adequate reserves with respect thereto are maintained on the books of such Person in accordance with GAAP; (4) Liens for taxes, assessments or other governmental charges not yet overdue for a period of more than thirty (30) days or not yet payable or not subject to penalties for nonpayment or which are being contested in good faith by appropriate actions if adequate reserves with respect thereto are maintained on the books of such Person in accordance with GAAP; (5) Liens in favor of issuers of performance, surety, bid, indemnity, warranty, release, appeal or similar bonds, instruments or obligations or with respect to regulatory requirements or letters of credit or bankers acceptance issued, and completion guarantees provided for, in each case, issued pursuant to the request of and for the account of such Person in the ordinary course of its business or consistent with past practice or industry practice; (6) survey exceptions disclosed on current surveys (or those that would have been disclosed by current surveys if the same were not obtained), encumbrances, ground leases, easements, restrictions, protrusions, encroachments or reservations of, or rights of others for, licenses, rights-of-way, servitudes, sewers, electric lines, drains, telegraph, telephone and cable television lines and other similar purposes, or zoning, building codes or other restrictions (including minor defects or irregularities in title and similar encumbrances) as to the use of real properties imposed by law or arising in the ordinary course of business or Liens incidental to the conduct of the business of such Person or to the ownership of its properties that were not incurred in connection with Indebtedness and that do not in the aggregate materially impair their use in the operation of the business of such Person; (7) Liens securing obligations in respect of Indebtedness, Disqualified Stock or Preferred Stock permitted to be incurred pursuant to clause (4), (13), (14) (other than clause (14)(b)(i)(B)), (23), (25) or (31) of Section 7.02(b); provided that: (a) Liens securing obligations relating to any Indebtedness, Disqualified Stock or Preferred Stock permitted to be incurred pursuant to such clause (13) relate only to obligations relating to Refinancing Indebtedness that (x) is secured by Liens on the same assets as the assets securing the Refinanced Debt (as defined in the definition of Refinancing Indebtedness), plus improvements, accessions, proceeds or dividends or distributions in respect thereof and after-acquired property, or (y) serves to refund, refinance, extend, replace, renew or defease Indebtedness, Disqualified Stock or Preferred Stock incurred under such clause (4) or (13) of Section 7.02(b); (b) Liens securing obligations relating to Indebtedness or Disqualified Stock permitted to be incurred pursuant to such clause (23) extend only to the assets of Subsidiaries that are not Guarantors; 84 US-DOCS\123992845.16 042525-0274

(c) Liens securing obligations in respect of Indebtedness, Disqualified Stock or Preferred Stock permitted to be incurred pursuant to such clause (4) extend only to the assets so purchased, replaced, leased or improved and proceeds and products thereof; provided further that individual financings of assets provided by a counterparty may be cross-collateralized to other financings of assets provided by such counterparty; (d) if any such Liens are secured by the Collateral on a pari passu basis with, or junior basis to, the Liens that secure the Closing Date Term Loans, they will be subject to an Applicable Intercreditor Agreement, as applicable; (e) [reserved]; (f) In the case of Liens securing Indebtedness, Disqualified Stock or Preferred Stock incurred under clause (14)(b) of Section 7.02(b) and to the extent secured on the Collateral and secured on a pari passu or junior basis with the Closing Date Term Loans, together with any Refinancing Indebtedness in respect thereof, the Debt Representative in respect of such Indebtedness shall have entered into the Applicable Intercreditor Agreement; (g) In the case Liens securing Indebtedness incurred under clause (25) of Section 7.02(b), together with any Refinancing Indebtedness in respect thereof, the Debt Representative in respect of such Indebtedness shall have entered into the Applicable Intercreditor Agreement, which shall provide that (i) the Liens on the ABL Priority Collateral (as such term is defined in the ABL Intercreditor Agreement) securing such Indebtedness may be pari passu or senior to the Liens on the ABL Priority Collateral (as such term is defined in the ABL Intercreditor Agreement) securing the Closing Date Term Loans and (ii) the Liens on the Term Priority Collateral (as such term is defined in the ABL Intercreditor Agreement) securing such Indebtedness shall be junior to the Liens on the Term Priority Collateral (as such term is defined in the ABL Intercreditor Agreement) securing the Closing Date Term Loans; and (h) Liens securing Permitted Ratio Debt incurred pursuant to clause (31) of Section 7.02(b); provided that to the extent such Liens are secured on the Collateral, such Liens shall be secured on a pari passu or junior lien basis with the Closing Date Term Loans, together with any Refinancing Indebtedness in respect thereof, the Debt Representative in respect of such Indebtedness shall have entered into the Applicable Intercreditor Agreement. (8) Liens existing, or provided for under binding contracts existing, on the Closing Date (including Liens in effect on the Closing Date securing Indebtedness permitted under Section 7.02(b)(3)); (9) [reserved]; (10) Liens on property or other assets at the time the Borrower or a Restricted Subsidiary acquired the property or such other assets, including any acquisition by means 85 US-DOCS\123992845.16 042525-0274 of a merger, amalgamation or consolidation with or into the Borrower or any Restricted Subsidiary; provided that such Liens are not created or incurred in connection with, or in contemplation of, such acquisition, amalgamation, merger or consolidation; provided further that such Liens are limited to all or part of the same property or assets (plus improvements, accessions, proceeds or dividends or distributions in respect thereof and after acquired-property) that secured the obligations to which such Liens relate; (11) Liens securing obligations in respect of Indebtedness or other obligations of a Restricted Subsidiary owing to the Borrower or another Restricted Subsidiary permitted to be incurred in accordance with Section 7.02; (12) Liens securing (x) Hedging Obligations and (y) obligations in respect of Cash Management Services; (13) Liens on specific items of inventory or other goods and proceeds of any Person securing such Person’s accounts payable or similar obligations in respect of bankers’ acceptances or letters of credit issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods; (14) leases, subleases, licenses or sublicenses (or other agreement under which the Borrower or any Restricted Subsidiary has granted rights to end users to access and use the Borrower’s or any Restricted Subsidiary’s products, technologies or services) that do not materially interfere with the business of the Borrower and its Restricted Subsidiaries, taken as a whole, and the customary rights reserved or vested in any Person by the terms of any lease, sublease, license, sublicense, grant or permit, or to require annual or periodic payments as a condition to the continuance thereof; (15) Liens arising from Uniform Commercial Code (or equivalent statutes) financing statement filings regarding operating leases, consignments or accounts entered into by the Borrower and its Restricted Subsidiaries in the ordinary course of business or consistent with industry practice or purported Liens evidenced by the filing of precautionary Uniform Commercial Code (or equivalent statutes) financing statements or similar public filings; (16) Liens in favor of the Borrower or any Guarantor; provided that such Liens securing Indebtedness for borrowed money incurred by a Loan Party to the extent permitted hereunder is expressly subordinated to the Liens securing the Obligations; (17) Liens on equipment or vehicles of the Borrower or any Restricted Subsidiary granted in the ordinary course of business or consistent with industry practice; (18) Liens on accounts receivable, Securitization Assets and related assets incurred in connection with a Qualified Securitization Facility; (19) Liens to secure any modification, refinancing, refunding, extension, renewal or replacement (or successive modification, refinancing, refunding, extensions, renewals or replacements) as a whole, or in part, of any Indebtedness, Disqualified Stock or Preferred Stock secured by any Lien referred to in clauses (7), (8) or (10) of this 86 US-DOCS\123992845.16 042525-0274 definition; provided that: (a) such new Lien will be limited to all or part of the same property (plus improvements, accessions, proceeds or dividends or distributions in respect thereof and after-acquired property) that secured the original Lien (plus improvements and accessions on such property) and proceeds and products thereof and (b) the Indebtedness, Disqualified Stock or Preferred Stock secured by such Lien at such time is not increased to any amount greater than the sum of (i) the outstanding principal amount or, if greater, committed amount of the Indebtedness described under such clauses (7), (8) or (10) at the time the original Lien became a Permitted Lien hereunder, plus (ii) an amount necessary to pay any fees and expenses (including original issue discount, upfront fees, defeasance costs, underwriting discounts or similar fees) and premiums (including tender premiums and accrued and unpaid interest), related to such refinancing, refunding, extension, renewal or replacement; (20) deposits made or other security provided to secure liability to insurance brokers, carriers, underwriters or self-insurance arrangements, including Liens on insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto; (21) other Liens securing obligations in an aggregate principal amount at any one time outstanding not to exceed the greater of (a) $90.0 million and (b) 50.0% of Adjusted EBITDA of the Borrower and its Restricted Subsidiaries as of the most recently ended Test Period calculated giving pro forma effect thereto; provided, that if such Liens are secured by the Collateral on a pari passu basis with, or junior basis to, the Liens that secure the Closing Date Term Loans, the Debt Representative in respect thereof shall have entered into the Applicable Intercreditor Agreement; (22) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods; (23) (a) the prior rights of consignees and their lenders under consignment arrangements entered into in the ordinary course of business or consistent with industry practice, (b) Liens arising out of conditional sale, title retention or similar arrangements for the sale of goods in the ordinary course of business or consistent with industry practice and (c) Liens arising by operation of law under Article 2 of the Uniform Commercial Code; (24) Liens securing judgments for the payment of money not constituting an Event of Default under Section 8.01(7); (25) Liens (a) of a collection bank arising under Section 4-208 or 4-210 of the Uniform Commercial Code on items in the course of collection, (b) attaching to commodity trading accounts or other brokerage accounts incurred in the ordinary course of business or consistent with industry practice and (c) in favor of banking or other institutions or other electronic payment service providers arising as a matter of law or under general terms and conditions encumbering deposits or margin deposits or other 87 US-DOCS\123992845.16 042525-0274 funds maintained with such institution (including the right of setoff) and that are within the general parameters customary in the banking industry; (26) Liens deemed to exist in connection with Investments in repurchase agreements permitted under this Agreement; provided that such Liens do not extend to assets other than those that are subject to such repurchase agreements; (27) Liens that are contractual rights of setoff (a) relating to the establishment of depository relations with banks or other deposit-taking financial institutions or other electronic payment service providers and not given in connection with the issuance of Indebtedness, (b) relating to pooled deposit or sweep accounts to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business or consistent with industry practice of the Borrower or any Restricted Subsidiary or (c) relating to purchase orders and other agreements entered into with customers of the Borrower or any Restricted Subsidiary in the ordinary course of business or consistent with industry practice; (28) Liens on cash proceeds (as defined in Article 9 of the Uniform Commercial Code) of assets sold that were subject to a Lien permitted hereunder; (29) any encumbrance or restriction (including put, call arrangements, tag, drag, right of first refusal and similar rights) with respect to capital stock of any joint venture or similar arrangement pursuant to any joint venture or similar agreement; (30) Liens (a) on cash advances or cash earnest money deposits in favor of the seller of any property to be acquired in an Investment permitted under this Agreement to be applied against the purchase price for such Investment and (b) consisting of a letter of intent or an agreement to sell, transfer, lease or otherwise dispose of any property in a transaction permitted under Section 7.04 in each case, solely to the extent such Investment or sale, disposition, transfer or lease, as the case may be, would have been permitted on the date of the creation of such Lien; (31) ground leases, leases, subleases, licenses or sublicenses in respect of real property on which facilities owned or leased by the Borrower or any of its Subsidiaries are located; (32) Liens in connection with any Sale-Leaseback Transaction(s); (33) Liens on Capital Stock or other securities of an Unrestricted Subsidiary; (34) any interest or title of a lessor, sublessor, licensor or sublicensor or secured by a lessor’s, sublessor’s, licensor’s or sublicensor’s interest under leases or licenses entered into by the Borrower or any of the Restricted Subsidiaries in the ordinary course of business or consistent with industry practice; (35) deposits of cash with the owner or lessor of premises leased and operated by the Borrower or any of its Subsidiaries in the ordinary course of business or consistent with industry practice of the Borrower and such Subsidiary to secure the performance of 88 US-DOCS\123992845.16 042525-0274 the Borrower’s or such Subsidiary’s obligations under the terms of the lease for such premises; (36) rights of set-off, banker’s liens, netting arrangements and other Liens arising by operation of law or by the terms of documents of banks or other financial institutions in relation to the maintenance of administration of deposit accounts, securities accounts, cash management arrangements or in connection with the issuance of letters of credit, bank guarantees or other similar instruments; (37) Liens on cash and Permitted Investments used to satisfy or discharge Indebtedness; provided that such satisfaction or discharge is permitted under this Agreement; (38) receipt of progress payments and advances from customers in the ordinary course of business or consistent with industry practice to the extent the same creates a Lien on the related inventory and proceeds thereof; (39) [reserved]; (40) agreements to subordinate any interest of the Borrower or any Restricted Subsidiary in any accounts receivable or other proceeds arising from inventory consigned by the Borrower or any Restricted Subsidiary pursuant to an agreement entered into in the ordinary course of business or consistent with industry practice; (41) Liens arising pursuant to Section 107(l) of the Comprehensive Environmental Response, Compensation and Liability Act or similar provision of any Environmental Law; (42) Liens disclosed by the title insurance policies delivered on or prior to the Closing Date and any replacement, extension or renewal of any such Lien (to the extent the Indebtedness and other obligations secured by such replacement, extension or renewal Liens are permitted by this Agreement); provided that such replacement, extension or renewal Liens do not cover any property other than the property that was subject to such Liens prior to such replacement, extension or renewal; (43) rights reserved or vested in any Person by the terms of any lease, license, franchise, grant or permit held by the Borrower or any of its Restricted Subsidiaries or by a statutory provision, to terminate any such lease, license, franchise, grant or permit, or to require annual or periodic payments as a condition to the continuance thereof; (44) restrictive covenants affecting the use to which real property may be put; provided that the covenants are complied with in all material respects; (45) security given to a public utility or any municipality or governmental authority when required by such utility or authority in connection with the operations of that Person in the ordinary course of business or consistent with industry practice; 89 US-DOCS\123992845.16 042525-0274 (46) zoning by-laws and other land use restrictions, including site plan agreements, development agreements and contract zoning agreements; (47) Liens on all or any portion of the Collateral (but no other assets) securing (i) Permitted Incremental Equivalent Debt, (ii) Permitted Equal Priority Refinancing Debt, (iii) Permitted Junior Priority Refinancing Debtor (iv) Permitted Debt Exchange Notes, and, in each case, Liens securing any Refinancing Indebtedness in respect thereof; provided that the extent secured on the Collateral and secured on a pari passu or junior basis with the Closing Date Term Loans, together with any Refinancing Indebtedness in respect thereof, the Debt Representative in respect of such Indebtedness shall have entered into the Applicable Intercreditor Agreement; (48) Liens securing obligations relating to any Indebtedness permitted to be incurred pursuant to clause (29) of Section 7.02(b); provided, that such Indebtedness is not secured by assets constituting Collateral; (49) with respect to any Foreign Subsidiary, other Liens and privileges arising mandatorily by any Requirements of Law in the ordinary course of business; (50) [reserved]; (51) [reserved]; (52) Liens securing obligations pursuant to any Indebtedness permitted to be incurred pursuant to clause (34) of Section 7.02(b); provided, that if such Liens are secured by the Collateral on a pari passu basis with, or junior basis to, the Liens that secure the Closing Date Term Loans, the Debt Representative in respect thereof shall have entered into the Applicable Intercreditor Agreement; (53) Liens securing obligations pursuant to any Indebtedness permitted to be incurred pursuant to clause (12)(a) of Section 7.02(b); provided that if such Liens are secured by the Collateral on a pari passu basis with, or junior basis to, the Liens that secure the Closing Date Term Loans, the Debt Representative in respect thereof shall have entered into the Applicable Intercreditor Agreement; and (54) Liens securing obligations pursuant to any Indebtedness permitted to be incurred pursuant to clause (33) of Section 7.02(b); provided that if such Liens are secured by the Collateral on a junior basis to the Liens that secure the Closing Date Term Loans, the Debt Representative in respect thereof shall have entered into the Applicable Intercreditor Agreement. For purposes of determining compliance with this definition, (A) a Lien need not be incurred solely by reference to one category of Permitted Liens described in this definition, but is permitted to be incurred in part under any combination thereof and of any other available exemption and (B) in the event that a Lien (or any portion thereof) meets the criteria of one or more of the categories of Permitted Liens, the Borrower will, in its sole discretion, be entitled to 90 US-DOCS\123992845.16 042525-0274 divide, classify or reclassify, in whole or in part, any such Lien (or any portion thereof) among one or more such categories or clauses in any manner that complies with this definition. If any Liens securing obligations are incurred to refinance liens securing obligations initially incurred in reliance on a Basket measured by reference to a percentage of Adjusted EBITDA, and such refinancing would cause the percentage of Adjusted EBITDA to be exceeded if calculated based on the Adjusted EBITDA on the date of such refinancing, such percentage of Adjusted EBITDA will not be deemed to be exceeded to the extent the principal amount of such obligations secured by such newly incurred Lien does not exceed the principal amount of such obligations secured by such Liens being refinanced, plus the related costs incurred or payable in connection with such refinancing and if any Liens securing obligations are incurred to refinance liens securing obligations initially incurred in reliance on a Basket measured by a fixed dollar amount, such fixed dollar Basket will not be deemed to be exceeded to the extent the principal amount of such obligations secured by such newly incurred Lien does not exceed the principal amount of such obligations secured by such Liens being refinanced, plus the related costs incurred or payable in connection with such refinancing. For purposes of this definition, the term “Indebtedness” will be deemed to include interest on such Indebtedness. “Permitted Parent” means any direct or indirect parent of the Borrower that at the time it became a parent of the Borrower was a Permitted Holder pursuant to clause (1) of the definition thereof. “Permitted Ratio Debt” means Indebtedness or Disqualified Stock of the Borrower or Indebtedness, Disqualified Stock or Preferred Stock of any Restricted Subsidiary; provided that: (a) such Indebtedness (other than a Qualifying Bridge Facility) does not mature prior the Latest Maturity Date of the Closing Date Term Loans at the time such Indebtedness is incurred, and such Indebtedness (other than a Qualifying Bridge Facility) does not have a shorter Weighted Average Life to Maturity than the Closing Date Term Loans then outstanding, (b) for period commencing on the Closing Date through the eighteen (18) month anniversary thereof, such Indebtedness shall be subject to the MFN Protection Provisions to the extent such Indebtedness is in the form of Qualifying Term Loans, (c) [reserved], (d) the amount of such Indebtedness of the Borrower or Indebtedness or Preferred Stock of any Restricted Subsidiary shall not exceed, in the aggregate, the sum of (x) [reserved], plus (y) additional amounts, so long as, (I) in the case of Preferred Stock of any Restricted Subsidiary or Indebtedness of the Borrower or any Restricted Subsidiary that is unsecured or secured by assets not constituting Collateral, then the Total Net Leverage Ratio does not exceed 3.50 to 1.00, (II) in the case of Indebtedness of the Borrower or any Restricted Subsidiary or Preferred Stock of any Restricted Subsidiary secured by a Lien on the 91 US-DOCS\123992845.16 042525-0274 Collateral that is junior to the Liens securing the Obligations, the Senior Secured Leverage Ratio does not exceed 3.00 to 1.00 or (III) in the case of Indebtedness secured by a Lien on the Collateral that is pari passu to the Liens securing the Closing Date Term Loans, the First Lien Net Leverage Ratio does not exceed 2.00 to 1.00, and in the case of each of the foregoing clauses (I), (II) and (III), determined as of the most recently ended Test Period and on a pro forma basis in accordance with Section 1.07 and including a pro forma application of the net proceeds therefrom; provided the aggregate amount of such Indebtedness and Incremental Equivalent Ratio Amount Indebtedness incurred pursuant to clause (d)(y), collectively, by Restricted Subsidiaries that are not Loan Parties shall not exceed the greater of (a) $60.0 million and (b) 35.0% of Adjusted EBITDA of the Borrower and its Restricted Subsidiaries as of the most recently ended Test Period calculated after giving pro forma effect thereto, and (e) such Indebtedness may be secured to the extent such Liens constitute Permitted Liens in accordance with the definition thereof. To the extent the Borrower or any Restricted Subsidiary issues any Disqualified Stock or any Restricted Subsidiary issues any Preferred Stock as Permitted Ratio Debt, solely for the purpose of calculating the First Lien Net Leverage Ratio, Senior Secured Leverage Ratio and Total Net Leverage Ratio under clause (d) above, the Consolidated Total Debt shall also include all such Disqualified Stock and Preferred Stock issued pursuant to this definition and under Section 7.02(14)(b)(ii)(I) and then outstanding. “Permitted Reorganization Transaction” means any re-organization or other similar activities among the Borrower and the Restricted Subsidiaries related to Tax planning and re-organization, so long as, after giving effect thereto, (a) the Loan Parties are in compliance with the Collateral and Guarantee Requirement and Section 6.11, (b) taken as a whole, the value of the Collateral securing the Obligations and the Guarantees by the Guarantors of the Obligations are not materially reduced and (c) the Liens in favor of the Administrative Agent for the benefit of the Secured Parties under the Security Documents are not materially impaired. “Permitted Warrant Transaction” means any call option, warrant or right to purchase (or substantively equivalent derivative transaction) on the Borrower’s or a Parent Company’s common stock sold by the Borrower or a Parent Company substantially concurrently with any purchase by the Borrower of a related Permitted Bond Hedge Transaction. “Person” means any individual, corporation, exempted company, limited liability company, partnership, exempted limited partnership, joint venture, association, joint stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity. “Plan” means any material “employee benefit plan” (as such term is defined in Section 3(3) of ERISA), other than a Foreign Plan, established or maintained by any Loan Party or, with respect to any such plan that is subject to Section 412 of the Code or Title IV of ERISA, any of their respective ERISA Affiliates. 92 US-DOCS\123992845.16 042525-0274

“Planned Expenditures” has the meaning specified in the definition of Excess Cash Flow. “Platform” has the meaning specified in Section 6.02. “Pledged Collateral” has the meaning specified in the Security Agreement. “Position Representation” has the meaning specified in Section 8.04(2). “Preferred Stock” means any Equity Interest with preferential rights of payment of dividends or upon liquidation, dissolution or winding up. “Prime Rate” means the prime commercial rate of interest per annum last quoted by The Wall Street Journal (or another national publication selected by the Administrative Agent) as its “prime rate”. “Private-Side Information” means any information with respect to Holdings and its Subsidiaries that is not Public-Side Information. “Pro Forma Financial Statements” has the meaning specified in Section 5.05(1)(b). “Pro Rata Share” means (i) with respect to all payments, computations and other matters relating to the Term Loan of a given Class of any Lender at any time a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the amount of the Term Loan Exposure of such Class of such Lender at such time and the denominator of which is the aggregate Term Loan Exposure of such Class of all Lenders at such time; (ii) with respect to all payments, computations and other matters relating to the Incremental Term Loans of any Lender at any time a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the amount of the Incremental Term Loan Exposure of such Lender at such time and the denominator of which is the aggregate Incremental Term Loan Exposure of all Lenders at such time. “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Public Company Costs” means charges associated with, or in anticipation of, or preparation for, (i) establishing compliance with the Sarbanes-Oxley Act of 2002, as amended and the rules and regulations promulgated in connection therewith and charges relating to compliance with the provisions of the Securities Act and the Exchange Act, in each case as applicable to companies with equity or debt securities held by the public, (ii) the rules of national securities exchange companies with listed equity or debt securities, (iii) employees’, consultants’, directors’ or managers’ compensation, fees and expense reimbursement, (iv) relating to investor relations, shareholder meetings and reports to shareholders or debtholders, (v) directors’ and officers’ insurance and other executive costs, (vi) legal and other professional fees and listing fees, and (vii) other expenses arising out of or incidental to any of the foregoing. “Public Lender” means Lenders that do not wish to receive Private-Side Information. 93 US-DOCS\123992845.16 042525-0274 “Public-Side Information” means (i) at any time prior to Holdings or any of its Subsidiaries becoming the issuer of any Traded Securities, information that is (a) of a type that would be required by applicable Law to be publicly disclosed in connection with an issuance by Holdings or any of its Subsidiaries of its debt or equity securities pursuant to a registered public offering made at such time or (b) not material to make an investment decision with respect to securities of Holdings or any of its Subsidiaries (for purposes of United States federal, state or other applicable securities laws), and (ii) at any time on or after Holdings or any of its Subsidiaries becoming the issuer of any Traded Securities, information that does not constitute material non-public information (within the meaning of United States federal, state or other applicable securities laws) with respect to Holdings or any of its Subsidiaries or any of their respective securities. “Published LIBOR” has the meaning specified in the definition of “Eurodollar Rate.” “Purchase Money Obligations” means any Indebtedness incurred to finance or refinance the acquisition, leasing, construction or improvement or property (real or personal) or assets (other than Capital Stock), and whether acquired through the direct acquisition of such property or assets, or otherwise. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). “QFC Credit Support” has the meaning specified in Section 10.28. “Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Loan Party that has total assets exceeding $10.0 million at the time the relevant Guaranty or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other Person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another Person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. “Qualified Equity Interests” means any Equity Interests that are not Disqualified Stock. “Qualified Holding Company Debt” means unsecured Indebtedness of Holdings that: (1) is not subject to any Guarantee by any Subsidiary of Holdings (including the Borrower), (2) will not mature prior to the date that is six (6) months after the Latest Maturity Date in effect on the date of issuance or incurrence thereof, (3) has no scheduled amortization or scheduled payments of principal and is not subject to mandatory redemption, repurchase, prepayment or sinking fund obligation (it being understood that such Indebtedness may have mandatory prepayment, repurchase or redemption provisions satisfying the requirements of clause (5) below), 94 US-DOCS\123992845.16 042525-0274

(4) does not require any payments in cash of interest or other amounts in respect of the principal thereof prior to the later to occur of (i) the date that is four (4) years from the date of the issuance or incurrence thereof and (ii) the date that is 180 days after the Latest Maturity Date in effect on the date of such issuance or incurrence, and (5) has mandatory prepayment, repurchase or redemption, covenant, default and remedy provisions customary for senior discount notes of an issuer that is the parent of a borrower under senior secured credit facilities, and in any event, with respect to covenant, default and remedy provisions, no more restrictive (taken as a whole) than those set forth in this Agreement (other than provisions customary for senior discount notes of a holding company); provided that any such Indebtedness shall constitute Qualified Holding Company Debt only if immediately after giving effect to the issuance or incurrence thereof and the use of proceeds thereof, no Event of Default shall have occurred and be continuing. “Qualified Proceeds” means the fair market value of assets that are used or useful in, or Capital Stock of any Person engaged in, a Similar Business. “Qualified Securitization Facility” means any Securitization Facility (1) constituting a securitization financing facility that meets the following conditions: (a) the Board of Directors will have determined in good faith that such Securitization Facility (including financing terms, covenants, termination events and other provisions) is in the aggregate economically fair and reasonable to the Borrower and the applicable Restricted Subsidiary or Securitization Subsidiary and (b) all sales or contributions of Securitization Assets and related assets to the applicable Person or Securitization Subsidiary are made at fair market value (as determined in good faith by the Borrower) or (2) constituting a receivables financing facility. “Qualifying Bridge Facility” means customary bridge loans which, subject to customary conditions (including no payment or bankruptcy event of default), would either automatically be converted into or required to be exchanged for permanent financing that does not mature earlier than the Latest Maturity Date for the Closing Date Term Loans. “Qualifying IPO” means (a) the initial underwritten public offering (other than a public offering pursuant to a registration statement on Form S-8) of Equity Interests in the IPO Entity, (b) any transaction or series of transactions that results in any common Equity Interests of the IPO Entity being publicly traded on any United States national securities exchange or over the counter market, or any analogous exchange or market in Canada, the United Kingdom or any member country of the European Union or (c) the acquisition, purchase, merger or combination of the IPO Entity, by, or with, a publicly traded special acquisition company. “Qualifying Lender” has the meaning specified in Section 2.05(1)(e)(D)(3). “Qualifying Term Loans” has the meaning specified in Section 2.14(8). “Rating Agencies” means Moody’s and S&P, or if Moody’s or S&P (or both) are not making ratings on the relevant obligations publicly available, a nationally recognized statistical 95 US-DOCS\123992845.16 042525-0274 rating agency or agencies, as the case may be, selected by the Borrower that will be substituted for Moody’s or S&P (or both), as the case may be. “Ratio Amount” has the meaning specified in the definition of “Permitted Incremental Amount”. “Refinance” has the meaning assigned in the definition of “Refinancing Indebtedness” and “Refinancing” and “Refinanced” have meanings correlative to the foregoing. “Refinanced Debt” has the meaning assigned to such term in the definition of “Refinancing Indebtedness.” “Refinancing Amendment” means an amendment to this Agreement in form and substance reasonably satisfactory to the Administrative Agent and the Borrower executed by each of (a) the Borrower and (b) each Additional Lender and Lender that agrees to provide any portion of the Refinancing Loans or Refinancing Commitments being incurred or provided pursuant thereto, in accordance with Section 2.15. “Refinancing Commitments” means any Refinancing Term Commitments. “Refinancing Indebtedness” means (x) Indebtedness incurred by the Borrower or any Restricted Subsidiary, (y) Disqualified Stock issued by the Borrower or any Restricted Subsidiary or (z) Preferred Stock issued by any Restricted Subsidiary which, in each case, serves to extend, replace, refund, refinance, renew or defease (“Refinance”) any Indebtedness, Disqualified Stock or Preferred Stock, including any Refinancing Indebtedness, so long as: (1) (a) the principal amount (or accreted value, if applicable) of such new Indebtedness, the amount of such new Preferred Stock or the liquidation preference of such new Disqualified Stock does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness, the amount of Preferred Stock or the liquidation preference of Disqualified Stock, as applicable, being refinanced except to the extent permitted under Section 1.02(10), plus (b) any accrued and unpaid interest on, the Indebtedness, the amount of any accrued and unpaid dividends on, the Preferred Stock or the liquidation preference of the Disqualified Stock, plus any accrued and unpaid dividends on, the Disqualified Stock being so extended, replaced, refunded, refinanced, renewed or defeased (such Indebtedness, Disqualified Stock or Preferred Stock, the “Refinanced Debt”), plus (c) the amount of any tender premium or penalty or premium required to be paid under the terms of the instrument or documents governing such Refinanced Debt and any defeasance costs and any fees and expenses (including original issue discount, upfront fees or similar fees) incurred in connection with the issuance of such new Indebtedness, Preferred Stock or Disqualified Stock or to Refinance such Refinanced Debt (such amounts in clause (b) and (c) the “Incremental Amounts”); (2) such Refinancing Indebtedness has a: 96 US-DOCS\123992845.16 042525-0274

(a) Weighted Average Life to Maturity at the time such Refinancing Indebtedness is incurred that is not less than the remaining Weighted Average Life to Maturity of the applicable Refinanced Debt; and (b) final scheduled maturity date equal to or later than the final scheduled maturity date of the Refinanced Debt; (3) to the extent such Refinancing Indebtedness Refinances (a) Subordinated Indebtedness, such Refinancing Indebtedness is subordinated in right of payment to the Loans or the Guaranty thereof at least to the same extent as the applicable Refinanced Debt, (b) Junior Lien Debt, such Refinancing Indebtedness is (i) unsecured or (ii) secured by Liens that are subordinated to the Liens that secure the Loans or the Guaranty thereof, in each case at least to the same extent as the applicable Refinanced Debt or pursuant to the Applicable Intercreditor Agreement or (c) Disqualified Stock or Preferred Stock, such Refinancing Indebtedness must be Disqualified Stock or Preferred Stock, respectively; (4) such Refinancing Indebtedness shall not be guaranteed or borrowed by any Person other than a Person that is so obligated in respect of the Refinanced Debt being Refinanced; and (5) such Refinancing Indebtedness shall not be secured by any assets or property of Holdings, the Borrower or any Restricted Subsidiary that does not secure the Refinanced Debt being Refinanced (plus improvements, accessions, proceeds or dividends or distributions in respect thereof and after-acquired property); provided that Refinancing Indebtedness will not include: (a) Indebtedness, Disqualified Stock or Preferred Stock of a Subsidiary of the Borrower that is not a Guarantor that refinances Indebtedness or Disqualified Stock of the Borrower; (b) Indebtedness, Disqualified Stock or Preferred Stock of a Subsidiary of the Borrower that is not a Guarantor that refinances Indebtedness, Disqualified Stock or Preferred Stock of a Guarantor; or (c) Indebtedness or Disqualified Stock of the Borrower or Indebtedness, Disqualified Stock or Preferred Stock of a Restricted Subsidiary that refinances Indebtedness, Disqualified Stock or Preferred Stock of an Unrestricted Subsidiary; provided further that (x) clause (2) of this definition will not apply to any Refinancing Indebtedness other than Indebtedness, Disqualified Stock and Preferred Stock incurred under clauses (2), (14), (25), (29), (30) and (31) of Section 7.02(b) (including any successive Refinancings thereof incurred under clause (13) of Section 7.02(b)) and any Subordinated Indebtedness (other than Subordinated Indebtedness assumed or acquired in an Investment or acquisition and not created in contemplation thereof) and (y) Refinancing Indebtedness may be incurred in the form of a Qualifying Bridge Facility which does not satisfy the requirements of clause (2) above. 97 US-DOCS\123992845.16 042525-0274 “Refinancing Loans” means any Refinancing Term Loans. “Refinancing Term Commitments” means one or more Classes of Term Loan commitments hereunder that result from a Refinancing Amendment. “Refinancing Term Loans” means one or more Classes of Term Loans that result from a Refinancing Amendment. “Refunding Capital Stock” has the meaning specified in Section 7.05(b)(2). “Register” has the meaning specified in Section 10.07(c). “Registered Equivalent Notes” means, with respect to any notes originally issued in a Rule 144A or other private placement transaction under the Securities Act, substantially identical notes (having the same Guarantees) issued in a dollar-for-dollar exchange therefor pursuant to an exchange offer registered with the SEC. “Regulated Bank” means an Approved Commercial Bank that is (i) a U.S. depository institution the deposits of which are insured by the Federal Deposit Insurance Corporation; (ii) a corporation organized under section 25A of the U.S. Federal Reserve Act of 1913; (iii) a branch, agency or commercial lending company of a foreign bank operating pursuant to approval by and under the supervision of the Board of Governors of the Federal Reserve System under 12 CFR part 211; (iv) a non-U.S. branch of a foreign bank managed and controlled by a U.S. branch referred to in clause (iii); or (v) any other U.S. or non-U.S. depository institution or any branch, agency or similar office thereof supervised by a bank regulatory authority in any jurisdiction. “Rejection Notice” has the meaning specified in Section 2.05(2)(g). “Related Business Assets” means assets (other than Cash Equivalents) used or useful in a Similar Business; provided that any assets received by the Borrower or a Restricted Subsidiary in exchange for assets transferred by the Borrower or a Restricted Subsidiary will not be deemed to be Related Business Assets if they consist of securities of a Person, unless upon receipt of the securities of such Person, such Person is or would become a Restricted Subsidiary. “Related Indemnified Person” of an Indemnitee means (1) the respective directors, officers or employees of such Indemnitee and (2) the respective agents of such Indemnitee, in the case of this clause (2), acting at the instructions of such Indemnitee. “Related Person” means, with respect to any Person, (a) any Affiliate of such Person and (b) the respective directors, partners, officers, employees, agents and other representatives of such Person or any of its Affiliates. “Release” means any release, spill, emission, discharge, disposal, leaking, pumping, pouring, dumping, emptying, injection or leaching into the Environment. “Relevant Governmental Body” means the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or 98 US-DOCS\123992845.16 042525-0274 convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto. “Replaced Loans” has the meaning specified in Section 2.20. “Replacement Loans” has the meaning specified in Section 2.20. “Reportable Event” means, with respect to any Pension Plan, any of the events set forth in Section 4043(c) of ERISA or the regulations issued thereunder, other than events for which the thirty (30) day notice period to the PBGC has been waived. “Repricing Transaction” means (1) the incurrence by the Borrower of any financing (including any new or additional Term Loans under this Agreement, whether incurred directly or by way of the conversion of the Closing Date Term Loans into a new tranche of replacement Term Loans under this Agreement) (a) having an All-In Yield that is less than the All-In Yield applicable to the Closing Date Term Loans and (b) the proceeds of which are used to prepay (or, in the case of a conversion, deemed to prepay or replace), in whole or in part, the outstanding principal of the Closing Date Term Loans or (2) any effective reduction in the All-In Yield applicable to the Closing Date Term Loans (e.g., by way of amendment, waiver or otherwise). “Required Facility Lenders” means, as of any date of determination, with respect to one or more Facilities, Lenders having more than 50% of the sum of the (a) aggregate principal amount of outstanding Loans under such Facility or Facilities and (b) aggregate unused Commitments under such Facility or Facilities; provided that (i) to the same extent specified in Section 10.07(i) with respect to determination of Required Lenders, the Loans of any Affiliated Lender shall in each case be excluded for purposes of making a determination of Required Facility Lenders unless the action in question affects such Affiliated Lender in a disproportionately adverse manner than its effect on the other Lenders and (ii) the portion of outstanding Loans and the unused Commitments of any such Facility, as applicable, held or deemed held by a Defaulting Lender shall be excluded for purposes of making a determination of Required Facility Lenders. “Required Lenders” means, as of any date of determination, Lenders having more than 50% of the aggregate Term Loan Exposure; provided that (i) the aggregate Term Loan Exposure of or held by any Defaulting Lender shall be excluded for purposes of making a determination of the “Required Lenders” and (ii) any determination of Required Lenders shall be subject to the limitations set forth in Section 10.07(h) with respect to Affiliated Lenders. “Requirements of Law” means, with respect to any Person, any statutes, laws, treaties, rules, regulations, statutory instruments, orders, decrees, writs, injunctions or determinations of any arbitrator or court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject. “Rescindable Amount” has the meaning as defined in Section 2.12(3)(g) “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. 99 US-DOCS\123992845.16 042525-0274 “Resignation Effective Date” has the meaning specified in Section 9.11. “Responsible Officer” means, with respect to a Person, a director, the general partner, the chief executive officer, chief operating officer, president, vice president, chief financial officer, treasurer or assistant treasurer or other similar officer or Person performing similar functions, of such Person. With respect to any document delivered by a Loan Party on the Closing Date, Responsible Officer includes any secretary or assistant secretary of such Loan Party. Solely for purposes of notices given to Article II, any other officer or employee of the applicable Loan Party so designated as a Responsible Officer by any of the foregoing officers in a notice to the Administrative Agent or any other officer or employee of the applicable Loan Party designated in or pursuant to an agreement between the applicable Loan Party and the Administrative Agent. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party. Unless otherwise specified, all references herein to a “Responsible Officer” shall refer to a Responsible Officer of the Borrower or the Borrower, as the context may require. “Restricted Investment” means any Investment other than any Permitted Investment(s). “Restricted Payment” has the meaning specified in Section 7.05. “Restricted Subsidiary” means, at any time, any direct or indirect Subsidiary of the Borrower (including any Foreign Subsidiary) that is not then an Unrestricted Subsidiary; provided that notwithstanding the foregoing, in no event will any Securitization Subsidiary be considered a Restricted Subsidiary; provided further that upon the occurrence of an Unrestricted Subsidiary ceasing to be an Unrestricted Subsidiary, such Subsidiary will be included in the definition of “Restricted Subsidiary.” Wherever the term “Restricted Subsidiary” is used herein with respect to any Subsidiary of a referenced Person that is not the Borrower, then it will be construed to mean a Person that would be a Restricted Subsidiary of the Borrower on a pro forma basis following consummation of one or a series of related transactions involving such referenced Person and the Borrower (but which transactions may include a designation of a Subsidiary of such Person as an Unrestricted Subsidiary on a pro forma basis in accordance with this Agreement). “Retained Excess Cash Flow Amount” means, at any date of determination, an amount, no less than zero and determined on a cumulative basis, that is equal to the aggregate cumulative sum of Excess Cash Flow that is not required to be applied to make an ECF Payment under Section 2.05(2) for each Excess Cash Flow Period ending after the Closing Date. “S&P” means Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., and any successor to its rating agency business. “Sale-Leaseback Transaction” means any arrangement providing for the leasing by the Borrower or any Restricted Subsidiary of any real or tangible personal property, which property has been or is to be sold or transferred by the Borrower or such Restricted Subsidiary to a Person other than the Borrower or any Restricted Subsidiary in contemplation of such leasing. 100 US-DOCS\123992845.16 042525-0274

“Same Day Funds” means disbursements and payments in immediately available funds. “Sanctioned Countries” has the meaning specified in Section 5.17. “Sanctioned Persons” has the meaning specified in Section 5.17. “Sanctions” has the meaning specified in Section 5.17. “Screened Affiliate” means any Affiliate of a Lender (i) that makes investment decisions independently from such Lender and any other Affiliate of such Lender that is not a Screened Affiliate, (ii) that has in place customary information screens between it and such Lender and any other Affiliate of such Lender that is not a Screened Affiliate and such screens prohibit the sharing of information with respect to the Borrower or its Subsidiaries, (iii) whose investment policies are not directed by such Lender or any other Affiliate of such Lender that is acting in concert with such Lender in connection with its investment in the Obligations, and (iv) whose investment decisions are not influenced by the investment decisions of such Lender or any other Affiliate of such Lender that is acting in concert with such Lenders in connection with its investment in the Obligations. “SDN” has the meaning specified in Section 5.17. “SEC” means the U.S. Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions. “Secured Cash Management Agreement” means any Cash Management Agreement that is entered into by and between Holdings, the Borrower or any Restricted Subsidiary and a Cash Management Bank; and designated in writing by the Cash Management Bank and the Borrower to the Administrative Agent as a “Secured Cash Management Agreement.” “Secured Hedge Agreement” means any Hedge Agreement with respect to Hedging Obligations permitted under Section 7.02 that is entered into by and between any Loan Party or Restricted Subsidiary and (i) any Hedge Bank or (ii) any counterparty that is a party to a Hedge Agreement with a Loan Party and at the Borrower’s request, delivers to the Administrative Agent a written notice (1) appointing the Administrative as its agent under the applicable Loan Documents and (2) agreeing to be bound by Article IX and Sections 10.04, 10.05, 10.16 and 10.17 as if such Person were a Lender; provided that any designation pursuant to this clause (ii) shall not create in favor of such Person (x) any rights in connection with management or release of Collateral or the obligations of any Loan Party under the Loan Documents or (y) any voting or approval rights under the Loan Documents. “Secured Parties” means, collectively, the Administrative Agent, the Collateral Agent, the Lenders, each counterparty to a Secured Hedge Agreement, each Cash Management Bank party to a Secured Cash Management Agreement, each Supplemental Administrative Agent and each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.01(2) or 9.07. 101 US-DOCS\123992845.16 042525-0274 “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder. “Securitization Assets” means (a) the accounts receivable, royalty or other revenue streams and other rights to payment and other assets related thereto subject to a Qualified Securitization Facility and the proceeds thereof and (b) contract rights, lockbox accounts and records with respect to such accounts receivable and any other assets customarily transferred together with accounts receivable in a securitization financing. “Securitization Facility” means any transaction or series of securitization financings that may be entered into by the Borrower or any Restricted Subsidiary pursuant to which the Borrower or any such Restricted Subsidiary may sell, convey or otherwise transfer, or may grant a security interest in, Securitization Assets to either (a) a Person that is not the Borrower or a Restricted Subsidiary or (b) a Securitization Subsidiary that in turn sells such Securitization Assets to a Person that is not the Borrower or a Restricted Subsidiary, or may grant a security interest in, any Securitization Assets of the Borrower or any of its Subsidiaries. “Securitization Fees” means distributions or payments made directly or by means of discounts with respect to any participation interest issued or sold or amounts borrowed in connection with, and other fees and expenses (including reasonable fees and expenses of legal counsel) paid to a Person that is not a Securitization Subsidiary in connection with, any Qualified Securitization Facility. “Securitization Repurchase/Indemnity Obligation” means any obligation of a seller or servicer of Securitization Assets in a Qualified Securitization Facility to repurchase, indemnify or otherwise make payment with respect to Securitization Assets arising as a result of a breach of representation, warranty or covenant or otherwise, including as a result of a receivable or portion thereof becoming subject to any asserted defense, dispute, off set or counterclaim of any kind as a result of any action taken by, any failure to take action by or any other event relating to the seller. “Securitization Subsidiary” means any Subsidiary formed for the purpose of, and that solely engages only in one or more Qualified Securitization Facilities and other activities reasonably related thereto. “Security Agreement” means, collectively, the Pledge and Security Agreement executed by the Loan Parties and the Collateral Agent, substantially in the form of Exhibit F, together with supplements or joinders thereto executed and delivered pursuant to Section 6.11. “Senior Secured Leverage Ratio” means, with respect to any Test Period, the ratio of (a) Consolidated Secured Debt of the Borrower and its Restricted Subsidiaries outstanding on the last date of such Test Period to (b) Adjusted EBITDA of the Borrower and its Restricted Subsidiaries for such Test Period, in each case calculated on a pro forma basis with such pro forma adjustments as are appropriate and consistent with Section 1.07. “Short Derivative Instrument” means a Derivative Instrument (i) the value of which generally decreases, and/or the payment or delivery obligations under which generally increase, with positive changes to the Performance References and/or (ii) the value of which generally 102 US-DOCS\123992845.16 042525-0274 increases, and/or the payment or delivery obligations under which generally decrease, with negative changes to the Performance References. “Significant Subsidiary” means any Restricted Subsidiary that would be a “significant subsidiary” as defined in Article 1, Rule 1-02 of Regulation S-X of the SEC, as such regulation is in effect on the Closing Date. “Similar Business” means (1) any business conducted or proposed to be conducted by the Borrower or any Restricted Subsidiary on the Closing Date or (2) any business or other activities that are reasonably similar, ancillary, incidental, complementary or related to (including non-core incidental businesses acquired in connection with any Permitted Investment), or a reasonable extension, development or expansion of, the businesses that the Borrower and its Restricted Subsidiaries conduct or propose to conduct on the Closing Date. “SOFR Early Opt-in” means the Administrative Agent and the Borrower have elected to replace the Adjusted Eurodollar Rate pursuant to (1) an Early Opt-in Election and (2) Section 3.03(1) and paragraph (1) of the definition of “Benchmark Replacement”. “SOFR” means the Secured Overnight Financing Rate as administered by the Federal Reserve Bank of New York (or a successor administrator). “SOFR Adjustment” means (i) 0.11448% (11.448 basis points) for an Interest Period of one-month’s duration, (ii) 0.26161% (26.161 basis points) for an Interest Period of three-months’ duration, or (iii) 0.42826% (42.826 basis points) for an Interest Period of six-months’ duration. “Solicited Discount Proration” has the meaning specified in Section 2.05(1)(e)(D)(3). “Solicited Discounted Prepayment Amount” has the meaning specified in Section 2.05(1)(e)(D)(1). “Solicited Discounted Prepayment Notice” means a written notice of the Borrower of Solicited Discounted Prepayment Offers made pursuant to Section 2.05(1)(e)(D) substantially in the form of Exhibit L. “Solicited Discounted Prepayment Offer” means the written offer by each Lender, substantially in the form of Exhibit O, submitted following the Administrative Agent’s receipt of a Solicited Discounted Prepayment Notice. “Solicited Discounted Prepayment Response Date” has the meaning specified in Section 2.05(1)(e)(D)(1). “Solvent” and “Solvency” mean, with respect to any Person on any date of determination, that on such date: 103 US-DOCS\123992845.16 042525-0274 (1) the sum of the liabilities of such Person (including contingent liabilities), on a consolidated basis, does not exceed the present fair saleable value of the present assets of such Person, on a consolidated basis, (2) the fair value of the property of such Person, on a consolidated basis, is greater than the total amount of liabilities (including contingent liabilities) of such Person, on a consolidated basis, (3) the capital of such Person, on a consolidated basis, is not unreasonably small in relation to its business as contemplated on such date and (4) such Person has not incurred and does not intend to incur, or believe that it will incur, debts including current obligations beyond their ability to pay such debts as they become due (whether at maturity or otherwise). The amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances as of such date, would reasonably be expected to become an actual and matured liability. “SPC” has the meaning specified in Section 10.07(g). “Specified Discount” has the meaning specified in Section 2.05(1)(e)(B)(1). “Specified Discount Prepayment Amount” has the meaning specified in Section 2.05(1)(e)(B)(1). “Specified Discount Prepayment Notice” means a written notice of the Borrower’s Offer of Specified Discount Prepayment made pursuant to Section 2.05(1)(e)(B) substantially in the form of Exhibit N. “Specified Discount Prepayment Response” means the written response by each Lender, substantially in the form of Exhibit P, to a Specified Discount Prepayment Notice. “Specified Discount Prepayment Response Date” has the meaning specified in Section 2.05(1)(e)(B)(1). “Specified Discount Proration” has the meaning specified in Section 2.05(1)(e)(B)(3). “Specified Equity Contribution” means the “Cure Amount” as defined in the ABL Credit Agreement. “Specified Transaction” means: (1) solely for the purposes of determining the applicable cash balance, any contribution of capital, including as a result of an Equity Offering, to the Borrower, in each case, in connection with an acquisition or Investment, 104 US-DOCS\123992845.16 042525-0274

(2) any designation of operations or assets of the Borrower or a Restricted Subsidiary as discontinued operations (as defined under GAAP), (3) any Investment that results in a Person becoming a Restricted Subsidiary, (4) any designation of a Subsidiary as a Restricted Subsidiary or an Unrestricted Subsidiary in compliance with this Agreement, (5) any purchase or other acquisition of a business of any Person, of assets constituting a business unit, line of business or division of any Person, (6) any Asset Sale (a) that results in a Restricted Subsidiary ceasing to be a Subsidiary of the Borrower or (b) of a business, business unit, line of business or division of the Borrower or a Restricted Subsidiary, in each case whether by merger, amalgamation, consolidation or otherwise, (7) any operational changes identified by the Borrower that have been made by the Borrower or any Restricted Subsidiary during the Test Period, including any modification of any Indebtedness from cash interest to payment-in-kind, (8) any borrowing of Incremental Term Loans or Permitted Incremental Equivalent Debt or (9) any other transaction that by the terms of this Agreement requires a financial ratio to be calculated on a pro forma basis. “Sponsor” means Sycamore Partners Management, L.P. and any of its respective Affiliates and funds or partnerships managed or advised by it or any of its respective Affiliates but not including, however, any portfolio company of any of the foregoing. “Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the FRB to which the Administrative Agent is subject with respect to the Adjusted Eurodollar Rate, for Eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the FRB). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Rate Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage. “Submitted Amount” has the meaning specified in Section 2.05(1)(e)(C)(1). “Submitted Discount” has the meaning specified in Section 2.05(1)(e)(C)(1). 105 US-DOCS\123992845.16 042525-0274 “Subordinated Indebtedness” means any Indebtedness for borrowed money of any Loan Party that by its terms is subordinated in right of payment to the Obligations of such Loan Party arising under the Loans or the Guaranty. “Subsidiary” means, with respect to any Person: (1) any corporation, exempted company, association or other business entity (other than a partnership, joint venture, limited liability company or similar entity) of which more than 50.0% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, members of management or trustees thereof is at the time of determination owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person or a combination thereof; and (2) any partnership, exempted limited partnership, joint venture, limited liability company or similar entity of which: (a) more than 50.0% of the capital accounts, distribution rights, total equity and voting interests or general or limited partnership interests, as applicable, are owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person or a combination thereof whether in the form of membership, general, special or limited partnership or otherwise and (b) such Person or any Restricted Subsidiary of such Person is a controlling general partner or otherwise controls such entity. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Borrower. “Subsidiary Guarantor” means any Guarantor other than Holdings and any other Parent Company of the Borrower. “Successor Borrower” has the meaning specified in Section 7.03(4). “Successor Holdings” has the meaning specified in Section 7.03(5). “Supplemental Administrative Agent” and “Supplemental Administrative Agents” have the meanings specified in Section 9.15(1). “Supported QFC” has the meaning specified in Section 10.28. “Swap Obligation” has the meaning specified in the definition of “Excluded Swap Obligation.” “Tax” means any present or future tax, levy, impost, duty, assessment, charge, fee, deduction or withholding (including backup withholding) of any nature and whatever called, 106 US-DOCS\123992845.16 042525-0274 imposed by any Governmental Authority, including any interest, additions to tax and penalties applicable thereto. “Tax Group” has the meaning specified in Section 7.05(b)(14)(b). “Tax Indemnitee” as defined in Section 3.01(5). “Term Borrowing” means a Borrowing of any Term Loans. “Term Commitment” means, as to each Term Lender, its obligation to make a Term Loan to the Borrower hereunder, expressed as an amount representing the maximum principal amount of the Term Loan to be made by such Term Lender under this Agreement, as such commitment may be (a) reduced from time to time pursuant to this Agreement and (b) reduced or increased from time to time pursuant to (i) assignments by or to such Term Lender pursuant to an Assignment and Assumption, (ii) an Incremental Amendment, (iii) a Refinancing Amendment, (iv) an Extension Amendment or (v) an amendment in respect of Replacement Loans. The initial amount of each Term Lender’s Term Commitment is its Term Commitment as of the Closing Date or, otherwise, in the Assignment and Assumption (or Affiliated Lender Assignment and Assumption), Incremental Amendment, Refinancing Amendment, Extension Amendment or amendment in respect of Replacement Loans pursuant to which such Lender shall have assumed its Commitment, as the case may be. “Term Facility” means any Facility consisting of Term Loans or Term Commitments. “Term Intercreditor Agreement” means the Term Intercreditor Agreement substantially in the form of Exhibit G-2. “Term Lender” means, at any time, any Lender that has a Term Commitment or a Term Loan at such time. “Term Loan” means any Closing Date Term Loan, Incremental Term Loan, Refinancing Term Loan, Extended Loan or Replacement Loan, as the context may require. “Term Loan Exposure” means, with respect to any Lender, as of any date of determination, the outstanding principal amount of the Term Loans of such Lender; provided that at any time prior to the making of the Term Loans, the Term Loan Exposure of any Lender shall be equal to such Lender’s Term Commitment, or, with regard to any Incremental Amendment at any time prior to the making of the applicable Incremental Term Loans thereunder, the Term Loan Exposure of any Lender with respect to such Incremental Term Facility shall be equal to such Lender’s Incremental Term Loan Commitment thereunder. “Term Loan Increase” has the meaning specified in Section 2.14(1). “Term Note” means a promissory note of the Borrower payable to any Term Lender or its registered assigns, in substantially the form of Exhibit B hereto, evidencing the aggregate Indebtedness of the Borrower to such Term Lender resulting from the Term Loans made by such Term Lender. 107 US-DOCS\123992845.16 042525-0274 “Term SOFR” means, for the applicable corresponding tenor (or if any Available Tenor of a Benchmark does not correspond to an Available Tenor for the applicable Benchmark Replacement, the closest corresponding Available Tenor and if such Available Tenor corresponds equally to two Available Tenors of the applicable Benchmark Replacement, the corresponding tenor of the shorter duration shall be applied), (A) for any Interest Period with respect to a Term SOFR Loan, the rate per annum equal to the Term SOFR Screen Rate two U.S. Government Securities Business Days prior to the commencement of such Interest Period with a term equivalent to such Interest Period; provided that if the rate is not published prior to 11:00 a.m. on such determination date then Term SOFR means the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto, in each case, plus the SOFR Adjustment for such Interest Period; and (B) for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to the Term SOFR Screen Rate two U.S. Government Securities Business Days prior to such date with a term of one month commencing that day; provided that if the rate is not published prior to 11:00 a.m. on such determination date then Term SOFR means the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto, in each case, plus the SOFR Adjustment for such term; provided that if Term SOFR determined in accordance with either of the foregoing provisions (a) or (b) of this definition would otherwise be less than zero, Term SOFR shall be deemed zero for purposes of this Agreement. “Term SOFR Borrowing” means a Borrowing comprised of Term SOFR Loans. “Term SOFR Loan” means a Loan that bears interest at a rate based on clause (a) of the definition of Term SOFR. “Term SOFR Screen Rate” means the forward-looking SOFR term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.administered by CME (or any successor administrator satisfactory to the Administrative Agent) and published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time). “Termination Conditions” means, the payment in full in cash of the Obligations (other than (i) contingent indemnification obligations as to which no claim has been asserted and (ii) Obligations under Secured Hedge Agreements and Cash Management Obligations under Secured Cash Management Agreements). “Test Period” in effect at any time means the Borrower’s most recently ended four consecutive fiscal quarters (taken as one accounting period) for which, subject to Section 1.07(1), financial statements were delivered (or were required to be delivered) pursuant to Section 6.01(1) or (2), as applicable. 108 US-DOCS\123992845.16 042525-0274

“Threshold Amount” means $50 million. “Total Assets” means, at any time, the total assets of the Borrower and the Restricted Subsidiaries, determined on a consolidated basis in accordance with GAAP, as shown on the then most recent balance sheet of the Borrower or such other Person as may be available (as determined in good faith by the Borrower). “Total Net Leverage Ratio” means, with respect to any Test Period, the ratio of (a) Consolidated Total Debt of the Borrower and its Restricted Subsidiaries outstanding as of the last day of such Test Period to (b) Adjusted EBITDA of the Borrower and its Restricted Subsidiaries for such Test Period, in each case on a pro forma basis with such pro forma adjustments as are appropriate and consistent with Section 1.07. “Traded Securities” means any debt or equity securities issued pursuant to a public offering or Rule 144A offering. “Transaction Expenses” means any fees, expenses, costs or charges incurred or paid by the Investors, any Parent Company, Holdings, the Borrower or any Restricted Subsidiary in connection with the Transactions, including any expenses in connection with hedging transactions, payments to officers, employees and directors as change of control payments, severance payments, special or retention bonuses and charges for repurchase or rollover of, or modifications to, stock options or restricted stock. “Transactions” means, collectively, (a) the funding of the Closing Date Term Loans, (b) the execution and delivery of the Loan Documents and the amendment to the ABL Credit Agreement, (c) the consummation of the Closing Date Refinancing, (d) the consummation of the Closing Date Distribution, (e) the consummation of any other transactions in connection with the foregoing and (f) the payment of Transaction Expenses. “Treasury Capital Stock” has the meaning assigned to such term in Section 7.05(b)(2)(a). “Type” means, with respect to a Loan, its character as a Base Rate Loan or a Eurodollar RateTerm SOFR Loan. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Uniform Commercial Code” or “UCC” means the Uniform Commercial Code or any successor provision thereof as the same may from time to time be in effect in the State of New York or the Uniform Commercial Code or any successor provision thereof (or similar code or 109 US-DOCS\123992845.16 042525-0274 statute) of another jurisdiction, to the extent it may be required to apply to any item or items of Collateral. “United States” and “U.S.” mean the United States of America. “United States Tax Compliance Certificate” has the meaning specified in Section 3.01(3)(b)(iii). “Unrestricted Subsidiary” means (i) each Subsidiary of the Borrower listed on Schedule 1.02 on the Closing Date, (ii) any Subsidiary of the Borrower designated by the Borrower as an Unrestricted Subsidiary pursuant to Section 6.18 subsequent to the date hereof or the ABL Credit Agreement and (iii) any Subsidiary of an Unrestricted Subsidiary; provided, that (a) no Restricted Subsidiary that holds any item of intellectual property that is material to the business, taken as a whole, of the Borrower and its Restricted Subsidiaries (as determined by the Borrower in good faith) (such intellectual property being referred to herein as “Material IP”) may be designated as an Unrestricted Subsidiary during the time when it holds such material intellectual property, (b) at no time shall the Borrower, any Guarantor or any of its Restricted Subsidiaries transfer any Material IP to an Unrestricted Subsidiary and (c) in no event may Holdings or the Borrower be designated as an Unrestricted Subsidiary. “U.S. Government Securities Business Day” means any Business Day, except any Business Day on which any of the Securities Industry and Financial Markets Association, the New York Stock Exchange or the Federal Reserve Bank of New York is not open for business because such day is a legal holiday under the federal laws of the United States or the laws of the State of New York, as applicable. “U.S. Lender” means any Lender that is not a Foreign Lender. “U.S. Special Resolution Regimes” has the meaning specified in Section 10.28. “USA PATRIOT Act” means The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Public Law No. 107-56 (signed into law October 26, 2001)), as amended or modified from time to time. “Verification Covenant” has the meaning specified in Section 8.04(2). “Voting Stock” of any Person as of any date means the Capital Stock of such Person that is at the time entitled to vote in the election of the Board of Directors of such Person. “Weighted Average Life to Maturity” means, when applied to any Indebtedness, Disqualified Stock or Preferred Stock, as the case may be, at any date, the quotient obtained by dividing: (1) the sum of the products of the number of years (calculated to the nearest one-twenty fifth) from the date of determination to the date of each successive scheduled principal payment of such Indebtedness or redemption or similar payment with respect to such Disqualified Stock or Preferred Stock, multiplied by the amount of such payment, by 110 US-DOCS\123992845.16 042525-0274

(2) the sum of all such payments; provided that for purposes of determining the Weighted Average Life to Maturity of any Indebtedness that is being Refinanced (the “Applicable Indebtedness”), the effects of any amortization or prepayments made on such Applicable Indebtedness prior to the date of the applicable Refinancing will be disregarded. “wholly owned” means, with respect to any Subsidiary of any Person, a Subsidiary of such Person one hundred percent (100%) of the outstanding Equity Interests of which (other than (x) directors’ qualifying shares and (y) shares of Capital Stock of Foreign Subsidiaries issued to foreign nationals as required by applicable Law) is at the time owned by such Person or by one or more wholly owned Subsidiaries of such Person. “Withdrawal Liability” means the liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan. “Write-Down and Conversion Powers” means: (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write- down and conversion powers are described in the EU Bail-In Legislation Schedule; (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. Section 1.02 Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document: (1) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms. (2) The words “herein,” “hereto,” “hereof” and “hereunder” and words of similar import when used in any Loan Document shall refer to such Loan Document as a whole and not to any particular provision thereof. (3) References in this Agreement to an Exhibit, Schedule, Article, Section, Annex, clause or subclause refer (a) to the appropriate Exhibit or Schedule to, or Article, Section, clause or subclause in this Agreement or (b) to the extent such references are not present in this Agreement, to the Loan Document in which such reference appears, in each case as such 111 US-DOCS\123992845.16 042525-0274 Exhibit, Schedule, Article, Section, Annex, clause or subclause may be amended or supplemented from time to time. (4) The term “including” is by way of example and not limitation. (5) The term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form. (6) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”; and the word “through” means “to and including”. (7) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document. (8) The word “or” is not intended to be exclusive unless expressly indicated otherwise. (9) With respect to any Default or Event of Default, the words “exists”, “is continuing” or similar expressions with respect thereto shall mean that the Default or Event of Default has occurred and has not yet been cured or waived. If, prior to the taking of any action under Section 8.02 (or the occurrence of any event set forth in the proviso thereto), any Default or Event of Default occurs due to (i) the failure by any Loan Party to take any action by a specified time, such Default or Event of Default shall be deemed to have been cured at the time, if any, that the applicable Loan Party takes such action or (ii) the taking of any action by any Loan Party that is not then permitted by the terms of this Agreement or any other Loan Document, such Default or Event of Default shall be deemed to be cured on the earlier to occur of (x) the date on which such action would be permitted at such time to be taken under this Agreement and the other Loan Documents pursuant to an applicable amendment or waiver permitting such action and (y) the date on which such action is unwound or otherwise modified to the extent necessary for such revised action to be permitted at such time by this Agreement and the other Loan Documents; provided, that an Event of Default resulting from the failure to deliver a notice pursuant to such Section 6.03(1) shall cease to exist and be cured in all respects if the Default or Event of Default giving rise to such notice requirement shall have ceased to exist and/or be cured. Notwithstanding anything to the contrary in this Section 1.02(9), an Event of Default (the “Initial Default”) may not be cured pursuant to this Section 1.02(9): (a) if the taking of any action by any Loan Party or Subsidiary of a Loan Party that is not permitted during, and as a result of, the continuance of such Initial Default directly results in the cure of such Initial Default and the applicable Loan Party or Subsidiary had actual knowledge at the time of taking any such action that the Initial Default had occurred and was continuing; 112 US-DOCS\123992845.16 042525-0274

(b) in the case of an Event of Default under Section 8.01(9) or (10) that directly results in material impairment of the rights and remedies of the Lenders, Collateral Agent and Administrative Agent under the Loan Documents and that is incapable of being cured; (c) in the case of an Event of Default under Section 8.01(3) arising due to the failure to perform or observe Section 6.07 that directly results in a material adverse effect on the ability of the Loan Parties (taken as a whole) to perform their respective payment obligations under any Loan Document to which any of the Loan Parties is a party; or (d) in the case of an Initial Default for which (i) the Borrower failed to give notice to the Agent and the Lenders of such Initial Default in accordance with Section 6.03(1) of this Agreement and (ii) the Borrower had actual knowledge of such failure to give such notice. (10) For purposes of determining compliance with any Section of Article VII, in the event that any Lien, Investment, Indebtedness, Asset Sale, Restricted Payment, Affiliate Transaction, Contractual Obligation or prepayment of Indebtedness (A) meets the criteria of one or more of the categories of transactions permitted pursuant to any clause of such Sections, such transaction (or portion thereof) at any time or (B) was incurred as a Fixed Amount, but could have been incurred as an Incurrence Based Amount, such Lien, Investment, Indebtedness, Asset Sale, Restricted Payment, Affiliate Transaction, Contractual Obligation or prepayment of Indebtedness shall, from and after the first date on which the Borrower or such Restricted Subsidiaries could have incurred such amount as an Incurrence Based Amount, automatically be reclassified as incurred under the applicable incurrence or ratio based provision (to the extent applicable), shall be permitted under one or more of such clauses as determined by the Borrower in its sole discretion at such time. For purposes of determining compliance with the incurrence of any Credit Agreement Refinancing Indebtedness or Refinancing Indebtedness that restricts the amount of such Indebtedness relative to the amount of Credit Agreement Refinanced Debt or Refinanced Debt, respectively, the Borrower and Restricted Subsidiaries may incur an incremental principal amount of Credit Agreement Refinancing Indebtedness or Refinancing Indebtedness in such refinancing to the extent that the excess portion of the Credit Agreement Refinancing Indebtedness or Refinancing Indebtedness would otherwise be permitted to be incurred in accordance with this Agreement (provided that (1) any additional Indebtedness referenced in this sentence satisfies the other applicable requirements of the definition of Credit Agreement Refinancing Indebtedness or Refinancing Indebtedness, as applicable (with such additional amounts incurred constituting a utilization of the relevant basket or exception contained in Section 7.02(b) pursuant to which such additional amount is permitted) and (2) if such additional Indebtedness is secured, the Lien securing such Indebtedness satisfies the applicable requirements of Section 7.01). For purposes of determining compliance with the incurrence of any Indebtedness under Designated Revolving Commitments in reliance on compliance with any ratio or Basket, if on the date such Designated Revolving Commitments are established after giving pro forma effect to the incurrence of the entire committed amount of then proposed Indebtedness thereunder, then such committed amount under such Designated Revolving Commitments may thereafter be borrowed and reborrowed, in whole or in part, from time to time, without further compliance with any ratio. 113 US-DOCS\123992845.16 042525-0274 (11) For purposes hereof, unless otherwise specifically indicated, the term “consolidated” with respect to any Person refers to such Person consolidated with its Restricted Subsidiaries and excludes from such consolidation any Unrestricted Subsidiary as if such Unrestricted Subsidiary were not an Affiliate of such Person. (12) For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws), including a statutory division pursuant to Section 18-217 of the Delaware Limited Liability Company Act: (a) if any asset or property of any Person becomes the asset or property of one or more different Persons, then such asset or property shall be deemed to have been disposed of from the original Person to the subsequent Person(s) on the date such division becomes effective, (b) if any obligation or liability of any Person becomes the obligation or liability of one or more different Person(s), then the original Person shall be deemed to have been automatically released from such obligation or liability and such obligation or liability shall be deemed to have been assumed by the subsequent Person(s), in each case, on the date such division becomes effective and (c) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests on the date such division becomes effective. Section 1.03 Accounting Terms. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP, except as otherwise specifically prescribed herein. Unless the context indicates otherwise, any reference to a “fiscal year” or a “fiscal quarter” shall refer to a “retail” fiscal year ending on or about January 31 or a “retail” fiscal quarter ending on or about April 30, July 31 or October 31; provided for Section 2.07 reference to a “fiscal quarter” shall refer to a fiscal quarter ending on March 31, June 30, September 30 or December 31. Section 1.04 Rounding. Any financial ratios required to be satisfied in order for a specific action to be permitted under this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number). Section 1.05 References to Agreements, Laws, etc. Unless otherwise expressly provided herein, (1) references to Organizational Documents, agreements (including the Loan Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, extensions, supplements and other modifications are permitted by any Loan Document; and (2) references to any Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Law. Section 1.06 Times of Day and Timing of Payment and Performance. Unless otherwise specified, all references herein to times of day shall be references to New York time (daylight or standard, as applicable). When the payment of any obligation or the performance of any 114 US-DOCS\123992845.16 042525-0274 covenant, duty or obligation is stated to be due or performance required on a day which is not a Business Day, the date of such payment (other than as described in the definition of “Interest Period”) or performance shall extend to the immediately succeeding Business Day. Section 1.07 Pro Forma and Other Calculations. (1) Notwithstanding anything to the contrary herein, financial ratios and tests, including the Interest Coverage Ratio, First Lien Net Leverage Ratio, Senior Secured Leverage Ratio and the Total Net Leverage Ratio shall be calculated in the manner prescribed by this Section 1.07. In addition, whenever a financial ratio or test is to be calculated on a pro forma basis, the reference to “Test Period” for purposes of calculating such financial ratio or test shall be deemed to be a reference to, and shall be based on, either (1) the most recently ended Test Period for which financial statements of the Borrower were delivered (or were required to be delivered) pursuant to Section 6.01(1) or (2), as applicable, or (2) the most recently ended Test Period for which internal financial statements of the Borrower are available and have been delivered to the Administrative Agent. (2) For purposes of calculating any financial ratio or test (or Total Assets), Specified Transactions (and, subject to clause (4) below, the incurrence or repayment of any Indebtedness in connection therewith) that have been made (a) during the applicable Test Period or (b) subsequent to such Test Period and prior to or simultaneously with the event for which the calculation of any such ratio is made shall be calculated on a pro forma basis assuming that all such Specified Transactions (and any increase or decrease in Adjusted EBITDA and the component financial definitions and/or reductions in interest expense, in each case, used therein attributable to any Specified Transaction) had occurred on the first day of the applicable Test Period (or, in the case of Total Assets, on the last day of the applicable Test Period). If since the beginning of any applicable Test Period any Person that subsequently became a Restricted Subsidiary or was merged, amalgamated or consolidated with or into the Borrower or any Restricted Subsidiary since the beginning of such Test Period shall have made any Specified Transaction that would have required adjustment pursuant to this Section 1.07, then such financial ratio or test (or Total Assets) shall be calculated to give pro forma effect thereto in accordance with this Section 1.07 as if such Specified Transaction had occurred at the beginning of the most recently ended Test Period. (3) Whenever pro forma effect is to be given to a Specified Transaction, the pro forma calculations shall be made in good faith by a Financial Officer of the Borrower and may include, for the avoidance of doubt, the amount of “run-rate” cost savings, synergies and operating expense reductions resulting from or related to any such Specified Transaction (including the Transactions) which is being given pro forma effect that have been realized or are expected to be realized and for which the actions necessary to realize such cost savings, operating expense reductions and synergies are taken, committed to be taken or with respect to which substantial steps have been taken or are expected to be taken no later than eight fiscal quarters after the date of any such Specified Transaction (calculated on a pro forma basis as though such cost savings, operating expense reductions and synergies had been realized on the first day of such period and as if such cost savings, operating expense reductions and synergies were realized during the entirety of such period and “run-rate” means the full recurring benefit for a period that is associated with any action taken, committed to be taken or with respect to 115 US-DOCS\123992845.16 042525-0274 which substantial steps have been taken or are expected to be taken (including any savings expected to result from the elimination of a public target’s compliance costs with public company requirements) net of the amount of actual benefits realized during such period from such actions, and any such adjustments shall be included in the initial pro forma calculations of such financial ratios or tests and during any subsequent Test Period in which the effects thereof are expected to be realized) relating to such Specified Transaction; provided that (a) such amounts are (i) reasonably identifiable and projected in the good faith judgment of the Borrower to result from such actions and (ii) such actions are taken, committed to be taken or with respect to which substantial steps have been taken or are expected to be taken no later than eight fiscal quarters after the date of such Specified Transaction, and (b) no amounts shall be added to the extent duplicative of any amounts that are otherwise added back in computing Adjusted EBITDA (or any other components thereof), whether through a pro forma adjustment or otherwise, with respect to such period; provided, further, that the aggregate amount of adjustments to Adjusted EBITDA included pursuant to this Section 1.07(3), taken together with the aggregate amount of adjustments included pursuant to clause (1)(l), (1)(n), (1)(o), (1)(p)(y), (1)(q) and (1)(r) of the definition of Adjusted EBITDA, shall not exceed 25% of Adjusted EBITDA (calculated after giving effect to the adjustments set forth in Adjusted EBITDA). (4) In the event that (a) the Borrower or any Restricted Subsidiary incurs (including by assumption or guarantees), issues or repays (including by redemption, repurchase, repayment, retirement or extinguishment) any Indebtedness (other than Indebtedness incurred or repaid under any revolving credit facility or line of credit unless such Indebtedness has been permanently repaid and not replaced), (b) the Borrower or any Restricted Subsidiary issues, repurchases or redeems Disqualified Stock, (c) any Restricted Subsidiary issues, repurchases or redeems Preferred Stock or (d) the Borrower or any Restricted Subsidiary establishes or eliminates any Designated Revolving Commitments, in each case included in the calculations of any financial ratio or test, (i) during the applicable Test Period or (ii) subsequent to the end of the applicable Test Period and prior to or simultaneously with the event for which the calculation of any such ratio is made, then such financial ratio or test shall be calculated giving pro forma effect to such incurrence, issuance, repayment or redemption of Indebtedness, issuance, repurchase or redemption of Disqualified Stock or Preferred Stock, or establishment or elimination of any Designated Revolving Commitments, in each case to the extent required, as if the same had occurred on the last day of the applicable Test Period (except in the case of the Interest Coverage Ratio, First Lien Net Leverage Ratio, Senior Secured Leverage Ratio or Total Net Leverage Ratio (or similar ratio), in which case such incurrence, issuance, repayment or redemption of Indebtedness, issuance, repurchase or redemption of Disqualified Stock or Preferred Stock, or establishment or elimination of any Designated Revolving Commitments, in each case will be given effect, as if the same had occurred on the first day of the applicable Test Period) and, in the case of Indebtedness for all purposes as if such Indebtedness in the full amount of any undrawn Designated Revolving Commitments had been incurred thereunder throughout such period in each case to the extent required, as if the same had occurred on the last day of the applicable Test Period. (5) If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest on such Indebtedness shall be calculated as if the rate in effect on the date of the event for which the calculation of the Interest Coverage Ratio, First Lien Net Leverage Ratio, Senior Secured Leverage Ratio and/or Total Net Leverage Ratio, is made had been the 116 US-DOCS\123992845.16 042525-0274 applicable rate for the entire period (taking into account any interest hedging arrangements applicable to such Indebtedness). Interest on a Capitalized Lease Obligation shall be deemed to accrue at an interest rate reasonably determined by a Financial Officer of the Borrower to be the rate of interest implicit in such Capitalized Lease Obligation in accordance with GAAP. Interest on Indebtedness that may optionally be determined at an interest rate based upon a factor of a prime or similar rate, a eurocurrency interbank offered rate, or other rate shall be determined to have been based upon the rate actually chosen, or if none, then based upon such optional rate chosen as the Borrower or applicable Restricted Subsidiary may designate. (6) Notwithstanding anything to the contrary in this Section 1.07 or in any classification under GAAP of any Person, business, assets or operations in respect of which a definitive agreement for the disposition thereof has been entered into, unless otherwise elected by the Borrower no pro forma effect shall be given to any discontinued operations (and the Adjusted EBITDA attributable to any such Person, business, assets or operations shall not be excluded for any purposes hereunder) until such disposition shall have been consummated. (7) Any determination of Total Assets shall be made by reference to either (1) the most recently ended Test Period for which financial statements of the Borrower were delivered (or were required to be delivered) pursuant to Section 6.01(1) or (2), as applicable, or (2) the most recently ended Test Period for which internal financial statements of the Borrower are available and have been delivered to the Administrative Agent (8) Notwithstanding anything in this Agreement or any Loan Document to the contrary, when (a) calculating any applicable ratio, Consolidated Net Income or Adjusted EBITDA in connection with incurrence of Indebtedness, the creation of Liens, the making of any Asset Sale, the making of an Investment, the making of a Restricted Payment, the designation of a Subsidiary as restricted or unrestricted or the repayment of Indebtedness or otherwise testing availability under any Basket, (b) determining compliance with any provision of this Agreement which requires that no Default or Event of Default has occurred, is continuing or would result therefrom, (c) determining compliance with any provision of this Agreement which requires compliance with any representations and warranties set forth herein or (d) the satisfaction of all other conditions precedent to the incurrence of Indebtedness, the creation of Liens, the making of any disposition, the making of an Investment, the making of a Restricted Payment, the designation of a Subsidiary as restricted or unrestricted or the repayment of Indebtedness, in each case in connection with a Limited Condition Transaction, the date of determination of such ratio or other provisions, determination of whether any Default or Event of Default has occurred, is continuing or would result therefrom, determination of compliance with any representations or warranties or the satisfaction of any other conditions shall, at the option of the Borrower (Borrower’s election to exercise such option in connection with any Limited Condition Transaction, an “LCT Election”), be deemed to be the date the definitive agreements for such Limited Condition Transaction are entered into (the “LCT Test Date”). If on a pro forma basis after giving effect to such Limited Condition Transaction and the other transactions to be entered into in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof) such ratios and other provisions are calculated as if such Limited Condition Transaction or other transactions had occurred at the beginning of the most recent Test Period ending prior to the LCT Test Date for which financial statements of the Borrower were delivered (or were required to be delivered) pursuant to Section 6.01(1) or (2), as applicable, the Borrower could 117 US-DOCS\123992845.16 042525-0274 have taken such action on the relevant LCT Test Date in compliance with the applicable ratios or other provisions, such provisions shall be deemed to have been complied with unless an Event of Default under Section 8.01(1) or 8.01(6) (solely with respect to Holdings and the Borrower) shall be continuing at the time of the consummation of such Limited Condition Transaction. For the avoidance of doubt, (i) if any of such ratios or other provisions are exceeded or breached as a result of fluctuations in such ratio (including due to fluctuations in Adjusted EBITDA or other components of such ratio) or other provisions at or prior to the consummation of the relevant Limited Condition Transaction, such ratios and other provisions will not be deemed to have been exceeded as a result of such fluctuations solely for purposes of determining whether the Limited Condition Transaction is permitted hereunder and (ii) such ratios and compliance with such conditions shall not be tested at the time of consummation of such Limited Condition Transaction or related Specified Transactions, unless on such date an Event of Default pursuant to Section 8.01(1) or 8.01(6) shall be continuing. If the Borrower has made an LCT Election for any Limited Condition Transaction, then in connection with any subsequent calculation of any ratio or Basket availability with respect to any other Specified Transaction on or following the relevant LCT Test Date and prior to the earlier of (i) the date on which such Limited Condition Transaction is consummated or (ii) the date that the definitive agreement for such Limited Condition Transaction is terminated or expires without consummation of such Limited Condition Transaction, any such ratio or Basket shall be calculated on a pro forma basis assuming such Limited Condition Transaction and other transactions in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof) had been consummated on the LCT Test Date except that (other than solely with respect to the incurrence test under which such Limited Condition Transaction is being made) Adjusted EBITDA, assets and Consolidated Net Income of any target of such Limited Condition Transaction can only be used in the determination of the relevant ratios and Baskets if and when such acquisition has closed. Notwithstanding anything in this Agreement or any Loan Document to the contrary, if the Borrower or its Restricted Subsidiaries (x) incurs Indebtedness, creates Liens, makes Asset Sales, makes Investments, makes Restricted Payments, designates any Subsidiary as restricted or unrestricted or repays any Indebtedness in connection with any Limited Condition Transaction under a ratio-based Basket and (y) incurs Indebtedness, creates Liens, makes Asset Sales, Investments or Restricted Payments, designates any Subsidiary as restricted or unrestricted or repays any Indebtedness in connection with such Limited Condition Transaction under a non-ratio-based Basket (which shall occur within five Business Days of the events in clause (x) above), then the applicable ratio will be calculated with respect to any such action under the applicable ratio-based Basket without regard to any such action under such non-ratio-based Basket made in connection with such Limited Condition Transaction. (9) Notwithstanding anything to the contrary herein, with respect to any amounts incurred (including the incurrence of any Fixed Incremental Amount Indebtedness) or transactions entered into (or consummated) in reliance on a provision of this Agreement that does not require compliance with a financial ratio or test (including, without limitation, pro forma compliance with any Interest Coverage Ratio test, any First Lien Net Leverage Ratio test, any Total Net Leverage Ratio test, Senior Secured Leverage Ratio test, and/or any other financial ratio or test) (any such amounts, the “Fixed Amounts”) substantially concurrently with any amounts incurred (including the incurrence of any Ratio Amount Indebtedness) or transactions entered into (or consummated) in reliance on a provision of this Agreement that requires compliance with any such financial ratio or test (any such amounts, the “Incurrence 118 US-DOCS\123992845.16 042525-0274

Based Amounts”), it is understood and agreed that the (i) Fixed Amounts (and any cash proceeds thereof) and (ii) any Indebtedness resulting from borrowings under the ABL Facility which occur concurrently with the incurrence of the Incurrence Based Amounts shall, in each case, be disregarded in the calculation of the financial ratio or test applicable to the Incurrence Based Amounts in connection with such substantially concurrent incurrence. Section 1.08 Available Amount Transaction. If more than one action occurs on any given date the permissibility of the taking of which is determined hereunder by reference to the Available Amount immediately prior to the taking of such action, the permissibility of the taking of each such action shall be determined independently and in no event may any two or more such actions be treated as occurring simultaneously, i.e., each transaction must constitute a permitted use of the Available Amount. Section 1.09 Guaranties of Hedging Obligations. Notwithstanding anything else to the contrary in any Loan Document, no non-Qualified ECP Guarantor shall be required to guarantee or provide security for Excluded Swap Obligations, and any reference in any Loan Document with respect to such non-Qualified ECP Guarantor guaranteeing or providing security for the Obligations shall be deemed to be all Obligations other than the Excluded Swap Obligations. Section 1.10 Currency Generally. (1) The Borrower shall determine in good faith the dollar amount of any utilization or other measurement denominated in a currency other than Dollars for purposes of compliance with any Basket. For purposes of determining compliance with any Basket under Article VII or VIII with respect to any amount expressed in a currency other than Dollars, no Default shall be deemed to have occurred solely as a result of changes in rates of currency exchange occurring after the time such Basket utilization occurs or other Basket measurement is made (so long as such Basket utilization or other measurement, at the time incurred, made or acquired, was permitted hereunder). Except with respect to any ratio calculated under any Basket, any subsequent change in rates of currency exchange with respect to any prior utilization or other measurement of a Basket previously made in reliance on such Basket (as the same may have been reallocated in accordance with this Agreement) shall be disregarded for purposes of determining any unutilized portion under such Basket. (2) For purposes of determining the Interest Coverage Ratio, First Lien Net Leverage Ratio, Senior Secured Leverage Ratio and/or the Total Net Leverage Ratio the amount of Indebtedness and cash and Cash Equivalents shall reflect the currency translation effects, determined in accordance with GAAP, of Hedging Obligations permitted hereunder for currency exchange risks with respect to the applicable currency in effect on the date of determination of the Dollar equivalent of such Indebtedness. (3) For purposes of determining compliance under any Basket under Article VII or VIII, any amount in a currency other than Dollars will be converted to Dollars in a manner consistent with that used in calculating net income in the Borrower’s annual financial statements delivered pursuant to Section 6.01(1); provided, however, that the foregoing shall not be deemed to apply to the determination of any amount of Indebtedness. For purposes of determining compliance with any restriction on the incurrence of Indebtedness, the Dollar equivalent of the 119 US-DOCS\123992845.16 042525-0274 principal amount of Indebtedness denominated in a foreign currency shall be calculated based on the exchange rate in effect on the date such Indebtedness was incurred, in the case of term debt, or first committed, in the case of revolving credit debt; provided that if such Indebtedness is incurred to extend, replace, refund, refinance, renew or defease other Indebtedness denominated in a foreign currency, and such extension, replacement, refunding, refinancing, renewal or defeasance would cause the applicable restriction to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such extension, replacement, refunding, refinancing, renewal or defeasance, such restriction shall be deemed not to have been exceeded so long as the principal amount of such refinancing Indebtedness does not exceed the principal amount of such Indebtedness being extended, replaced, refunded, refinanced, renewed or defeased. Section 1.11 Interest Rates. The Administrative Agent does not warrant, nor or accept responsibility for, nor shall the Administrative Agentit have any liability with respect to, the administration, submission or any other matter related to any reference rate referred to herein, the rates in the definition of “Eurodollar RateTerm SOFR” or with respect to any rate (including, for the avoidance of doubt, the selection of such rate and any related spread or other adjustment) that is an alternative or replacement for or successor to any of such rate (including, without limitation, any Benchmark Replacement)(or any component of any of the foregoing) or the effect of any of the foregoing, or of any Benchmark Replacement Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions or other activities that affect any reference rate referred to herein, or any alternative, successor or replacement rate (including, without limitation, any Benchmark Replacement) (or any component of any of the foregoing) or any related spread or other adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information source(s) or services in its reasonable discretion to ascertain any reference rate referred to herein or any alternative, successor or replacement rate (including, without limitation, any Benchmark Replacement) (or any component of any of the foregoing), in each case pursuant to the terms hereof, and shall have no liability to the Borrower, any Lender, Loan Party or any other Person for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise, and whether at law or in equity) for any error or other action or omission related to or affecting the selection, determination or calculation of any rate (or component thereof) provided by such information source(s) or services. ARTICLE II THE COMMITMENTS AND BORROWINGS Section 2.01 The Loans. Subject to the terms and conditions set forth in Section 4.01 hereof, each Term Lender severally agrees to make to the Borrower on the Closing Date one or more Closing Date Term Loans denominated in Dollars in an aggregate principal amount not to exceed such Term Lender’s Closing Date Term Commitment on the Closing Date. Amounts borrowed under this Section 2.01 and repaid or prepaid may not be reborrowed. The Closing 120 US-DOCS\123992845.16 042525-0274

Date Term Loans may be Base Rate Loans or ~~Eurodollar Rate~~Term SOFR Loans, as further provided herein.

Section 2.02 Borrowings, Conversions and Continuations of Loans.

(1) Each Term Borrowing, each conversion of Term Loans from one Type to the other, and each continuation of ~~Eurodollar Rate~~Term SOFR Loans shall be made upon the Borrower's irrevocable notice to the Administrative Agent which may be given by telephone; provided that any telephonic notice must be confirmed immediately by delivery to the Administrative Agent of a Committed Loan Notice (*provided* that the notice in respect of the initial Term Borrowing on the Closing Date, or in connection with any Permitted Acquisition or other transaction permitted under this Agreement, may be conditioned on the closing of the Acquisition or such Permitted Acquisition or other transaction, as applicable). Each such notice must be received by the Administrative Agent not later than (a) 1:00 p.m., New York time, three (3) Business Days prior to the requested date of any Borrowing or continuation of ~~Eurodollar Rate~~Term SOFR Loans or any conversion of Base Rate Loans to ~~Eurodollar Rate~~Term SOFR Loans and (b) 11:00 a.m., New York time, on the requested date of any Borrowing of Base Rate Loans; *provided* that the notice referred to in subclause (a) above may be delivered one (1) Business Day prior to the Closing Date in the case of the Closing Date Term Loans. Each such notice by the Borrower pursuant to this Section 2.02(1) must be made by delivery to the Administrative Agent of a written Committed Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower. Except as provided in Sections 2.14, 2.15 and 2.16, each Borrowing of, conversion to or continuation of ~~Eurodollar Rate~~Term SOFR Loans shall be in a principal amount of $5.0 million or a whole multiple of $1.0 million in excess thereof. Except as provided in Sections 2.14, 2.15 and 2.16, each Borrowing of or conversion to Base Rate Loans shall be in a principal amount of $1.0 million or a whole multiple of $500,000 in excess thereof. Each Committed Loan Notice shall specify:

(i) whether the Borrower is requesting a Term Borrowing, a conversion of Term Loans from one Type to the other or a continuation of ~~Eurodollar Rate~~Term SOFR Loans,

(ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day),

(iii) the principal amount of Loans to be borrowed, converted or continued,

(iv) [reserved],

(v) the Class and Type of Loans to be borrowed or to which existing Term Loans are to be converted,

(vi) if applicable, the duration of the Interest Period with respect thereto and

121

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(vii) wire instructions of the account(s) to which funds are to be disbursed.

If the Borrower fails to specify a Type of Loan to be made in a Committed Loan Notice, then the applicable Loans shall be made as ~~Eurodollar Rate~~Term SOFR Loans with an Interest Period of one (1) month. If the Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Loans shall be made or continued as the same Type of Loan, which if a ~~Eurodollar Rate~~Term SOFR Loan, shall have a one-month Interest Period. Any such automatic continuation of ~~Eurodollar Rate~~Term SOFR Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable ~~Eurodollar Rate~~Term SOFR Loans. If the Borrower requests a Borrowing of, conversion to, or continuation of ~~Eurodollar Rate~~Term SOFR Loans in any such Committed Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one (1) month.

(2) Following receipt of a Committed Loan Notice, the Administrative Agent shall promptly notify each Lender of the amount of its Pro Rata Share or other applicable share provided for under this Agreement of the applicable Class of Loans, and if no timely notice of a conversion or continuation is provided by the Borrower, the Administrative Agent shall notify each Lender of the details of any automatic continuation of ~~Eurodollar Rate~~Term SOFR Loans or continuation of Loans described in Section 2.02(1). In the case of each Borrowing, each Appropriate Lender shall make the amount of its Loan available to the Administrative Agent in Same Day Funds at the Administrative Agent's Office not later than, in the case of Borrowing on the Closing Date, 10:00 a.m., New York time, and otherwise 1:00 p.m., New York time, on the Business Day specified in the applicable Committed Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 4.01 for the Borrowing on the Closing Date, the Administrative Agent shall make all funds so received available to the applicable Borrower in like funds as received by the Administrative Agent either by (a) crediting the account(s) of the applicable Borrower on the books of the Administrative Agent with the amount of such funds or (b) wire transfer of such funds, in each case in accordance with instructions provided by the Borrower to (and reasonably acceptable to) the Administrative Agent.

(3) Except as otherwise provided herein, a ~~Eurodollar Rate~~Term SOFR Loan may be continued or converted only on the last day of an Interest Period for such ~~Eurodollar Rate~~Term SOFR Loan, unless the Borrower pays the amount due, if any, under Section 3.05 in connection therewith. Upon the occurrence and during the continuation of an Event of Default, the Administrative Agent at the direction of the Required Lenders under the applicable Facility may require by notice to the Borrower that no Loans under such Facility may be converted to or continued as ~~Eurodollar Rate~~Term SOFR Loans.

(4) The Administrative Agent shall promptly notify the Borrower and the Lenders of the interest rate applicable to any Interest Period for ~~Eurodollar Rate~~Term SOFR Loans upon determination of such interest rate. The determination of ~~the Eurodollar Rate~~Term SOFR by the Administrative Agent shall be conclusive in the absence of manifest error. At any time when Base Rate Loans are outstanding, the Administrative Agent shall notify the Borrower and the Lenders of any change in the Prime Rate used in determining the Base Rate promptly following the public announcement of such change.

122

~~US-DOCS\123992845.16~~ ~~042525-0274~~

(5) After giving effect to all Term Borrowings, all conversions of Term Loans from one Type to the other, and all continuations of Term Loans as the same Type, there shall not be more than 5 Interest Periods in effect unless otherwise agreed between the Borrower and the Administrative Agent. (6) The failure of any Lender to make the Loan to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Loan on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender on the date of any Borrowing. (7) Unless the Administrative Agent shall have received notice from a Lender prior to the date of any Borrowing, or, in the case of any Borrowing of Base Rate Loans, prior to 1:00 p.m., New York time, on the date of such Borrowing, that such Lender will not make available to the Administrative Agent such Lender’s Pro Rata Share of such Borrowing, the Administrative Agent may assume that such Lender has made such Pro Rata Share available to the Administrative Agent on the date of such Borrowing in accordance with paragraph (2) above, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If the Administrative Agent shall have so made funds available, then, to the extent that such Lender shall not have made such portion available to the Administrative Agent, each of such Lender and the Borrower severally agrees to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent at (a) in the case of the Borrower, the interest rate applicable at the time to the Loans comprising such Borrowing and (b) in the case of such Lender, the Overnight Rate plus any administrative, processing or similar fees customarily charged by the Administrative Agent in accordance with the foregoing. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this Section 2.02(7) shall be conclusive in the absence of manifest error. If the Borrower and such Lender shall both pay all or any portion of the principal amount in respect of such Borrowing or interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such Borrowing or interest paid by the Borrower for such period. If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent. Section 2.03 [Reserved]. Section 2.04 [Reserved]. Section 2.05 Prepayments. (1) Optional. (a) The Borrower may, upon notice to the Administrative Agent by the Borrower, at any time or from time to time voluntarily prepay any Class or Classes of 123 US-DOCS\123992845.16 042525-0274 Term Loans in whole or in part without premium (except as set forth in Section 2.18) or penalty; provided that (i) such notice of prepayment, which shall be substantially in the form of Exhibit R, must be received by the Administrative Agent not later than 1:00 p.m., New York time, (A) three (3) Business Days prior to any date of prepayment of Eurodollar RateTerm SOFR Loans and (B) on the date of prepayment of Base Rate Loans; (ii) any partial prepayment of Eurodollar RateTerm SOFR Loans shall be in a principal amount of $2.0 million or a whole multiple of $500,000 in excess thereof or, if less, the entire principal amount thereof then outstanding; and (iii) any prepayment of Base Rate Loans shall be in a principal amount of $1.0 million or a whole multiple of $100,000 in excess thereof or, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment and the Class(es) and Type(s) of Loans to be prepaid (and, for the avoidance of doubt, may indicate the prepayments by more than one Borrower on such date in such amounts so specified, which, individually, may be below any minimum or multiple, but which, in the aggregate amount on any given date, shall satisfy such minimum and multiple requirements). The Administrative Agent will promptly notify each Appropriate Lender of its receipt of each such notice, and of the amount of such Lender’s Pro Rata Share or other applicable share provided for under this Agreement of such prepayment. If such notice is given, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a Eurodollar RateTerm SOFR Loan shall be accompanied by all accrued interest thereon, together with any additional amounts required pursuant to Section 3.05. In the case of each prepayment of the Loans pursuant to this Section 2.05(1), the Borrower may in its sole discretion select the Borrowing or Borrowings (and the order of maturity of principal payments) to be repaid, and such payment shall be paid to the Appropriate Lenders in accordance with their respective Pro Rata Shares or other applicable share provided for under this Agreement. (b) [Reserved]. (c) Notwithstanding anything to the contrary contained in this Agreement, the Borrower may rescind any notice of prepayment under Section 2.05(1)(a) if such prepayment is conditional upon the effectiveness of other credit facilities or the receipt of the proceeds from the issuance of other Indebtedness or the occurrence of some other identifiable and specified event or condition, in which case such notice of prepayment may be revoked or extended by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date of such prepayment) if such condition is not satisfied. (d) Each prepayment in respect of any Term Loans pursuant to this Section 2.05(1) may be applied to any Class of Term Loans as directed by the Borrower. 124 US-DOCS\123992845.16 042525-0274

Voluntary prepayments of any Class of Term Loans (including as to any Extended Loan or otherwise) permitted hereunder shall be applied in a manner determined at the discretion of the Borrower and specified in the notice of prepayment (and absent such direction, in direct order of maturity, including any remaining scheduled installments of principal). For the avoidance of doubt, the Borrower may (i) prepay Term Loans of any Term Loan Class pursuant to this Section 2.05 without any requirement to prepay Extended Loans that were converted or exchanged from such Term Loan Class and (ii) prepay Extended Loans pursuant to this Section 2.05 without any requirement to prepay any Term Loans that were converted or exchanged for such Extended Loans. In the event that the Borrower does not specify the order in which to apply prepayments to reduce scheduled installments of principal or as between Classes of Term Loans, the Borrower shall be deemed to have elected that such proceeds be applied to reduce the scheduled installments of principal in direct order of maturity on a pro rata basis among Term Loan Classes. (e) Notwithstanding anything in any Loan Document to the contrary, so long as no Event of Default has occurred and is continuing or shall occur as a result thereof, any Borrower Party may (i) purchase outstanding Term Loans on a non-pro rata basis through open market purchases or (ii) prepay the outstanding Term Loans (which Term Loans shall, for the avoidance of doubt, be automatically and permanently canceled immediately upon such purchase or prepayment), which in the case of clause (ii) only shall be prepaid without premium or penalty on the following basis: (A) Any Borrower Party shall have the right to make a voluntary prepayment of Loans at a discount to par pursuant to a Borrower Offer of Specified Discount Prepayment, Borrower Solicitation of Discount Range Prepayment Offers or Borrower Solicitation of Discounted Prepayment Offers (any such prepayment, the “Discounted Term Loan Prepayment”), in each case made in accordance with this Section 2.05(1)(e) and without premium or penalty. (B) (1) any Borrower Party may from time to time offer to make a Discounted Term Loan Prepayment by providing the Auction Agent with five (5) Business Days’ notice (or such shorter period as agreed by the Auction Agent) in the form of a Specified Discount Prepayment Notice; provided that (I) any such offer shall be made available, at the sole discretion of the applicable Borrower Party, to (x) each Term Lender or (y) each Term Lender with respect to any Class of Term Loans on an individual Class basis, (II) any such offer shall specify the aggregate principal amount offered to be prepaid (the “Specified Discount Prepayment Amount”) with respect to each applicable Class, the Class or Classes of Term Loans subject to such offer and the specific percentage discount to par (the “Specified Discount”) of such Term Loans to be prepaid (it being understood that different 125 US-DOCS\123992845.16 042525-0274 Specified Discounts or Specified Discount Prepayment Amounts may be offered with respect to different Classes of Term Loans and, in such event, each such offer will be treated as a separate offer pursuant to the terms of this Section 2.05(1)(e)(B)), (III) the Specified Discount Prepayment Amount shall be in an aggregate amount not less than $5.0 million and whole increments of $1.0 million in excess thereof and (IV) each such offer shall remain outstanding through the Specified Discount Prepayment Response Date. The Auction Agent will promptly provide each Appropriate Lender with a copy of such Specified Discount Prepayment Notice and a form of the Specified Discount Prepayment Response to be completed and returned by each such Term Lender to the Auction Agent (or its delegate) by no later than 5:00 p.m., New York time, on the third Business Day after the date of delivery of such notice to such Lenders (the “Specified Discount Prepayment Response Date”). (2) Each Term Lender receiving such offer shall notify the Auction Agent (or its delegate) by the Specified Discount Prepayment Response Date whether or not it agrees to accept a prepayment of any of its applicable then outstanding Term Loans at the Specified Discount and, if so (such accepting Lender, a “Discount Prepayment Accepting Lender”), the amount and the Classes of such Lender’s Term Loans to be prepaid at such offered discount. Each acceptance of a Discounted Term Loan Prepayment by a Discount Prepayment Accepting Lender shall be irrevocable. Any Term Lender whose Specified Discount Prepayment Response is not received by the Auction Agent by the Specified Discount Prepayment Response Date shall be deemed to have declined to accept the applicable Borrower Offer of Specified Discount Prepayment. (3) If there is at least one Discount Prepayment Accepting Lender, the relevant Borrower Party will make a prepayment of outstanding Term Loans pursuant to this paragraph (B) to each Discount Prepayment Accepting Lender in accordance with the respective outstanding amount and Classes of Term Loans specified in such Lender’s Specified Discount Prepayment Response given pursuant to subsection (2) above; provided that if the aggregate principal amount of Term Loans accepted for prepayment by all Discount Prepayment Accepting Lenders exceeds the Specified Discount Prepayment Amount, such prepayment shall be made pro rata among the Discount Prepayment Accepting Lenders in accordance with the respective principal amounts accepted to be prepaid by each such Discount Prepayment Accepting Lender and the Auction Agent (in consultation with such Borrower Party and subject to rounding 126 US-DOCS\123992845.16 042525-0274 requirements of the Auction Agent made in its reasonable discretion) will calculate such proration (the “Specified Discount Proration”). The Auction Agent shall promptly, and in any case within three (3) Business Days following the Specified Discount Prepayment Response Date, notify (I) the relevant Borrower Party of the respective Term Lenders’ responses to such offer, the Discounted Prepayment Effective Date and the aggregate principal amount of the Discounted Term Loan Prepayment and the Classes to be prepaid, (II) each Term Lender of the Discounted Prepayment Effective Date, and the aggregate principal amount and the Classes of Term Loans to be prepaid at the Specified Discount on such date and (III) each Discount Prepayment Accepting Lender of the Specified Discount Proration, if any, and confirmation of the principal amount, Class and Type of Term Loans of such Lender to be prepaid at the Specified Discount on such date. Each determination by the Auction Agent of the amounts stated in the foregoing notices to the applicable Borrower Party and such Term Lenders shall be conclusive and binding for all purposes absent manifest error. The payment amount specified in such notice to the applicable Borrower Party shall be due and payable by such Borrower Party on the Discounted Prepayment Effective Date in accordance with subsection (F) below (subject to subsection (J) below). (C) (1) Subject to the proviso to subsection (A) above, any Borrower Party may from time to time solicit Discount Range Prepayment Offers by providing the Auction Agent with five (5) Business Days’ notice (or such shorter period as agreed by the Auction Agent) in the form of a Discount Range Prepayment Notice; provided that (I) any such solicitation shall be extended, at the sole discretion of such Borrower Party, to (x) each Term Lender or (y) each Term Lender with respect to any Class of Term Loans on an individual Class basis, (II) any such notice shall specify the maximum aggregate principal amount of the relevant Term Loans (the “Discount Range Prepayment Amount”), the Class or Classes of Term Loans subject to such offer and the maximum and minimum percentage discounts to par (the “Discount Range”) of the principal amount of such Term Loans with respect to each relevant Class of Term Loans willing to be prepaid by such Borrower Party (it being understood that different Discount Ranges or Discount Range Prepayment Amounts may be offered with respect to different Classes of Term Loans and, in such event, each such offer will be treated as a separate offer pursuant to the terms of this Section 2.05(1)(e)(C)), (III) the Discount Range Prepayment Amount shall be in an aggregate 127 US-DOCS\123992845.16 042525-0274 amount not less than $5.0 million and whole increments of $1.0 million in excess thereof and (IV) unless rescinded, each such solicitation by the applicable Borrower Party shall remain outstanding through the Discount Range Prepayment Response Date. The Auction Agent will promptly provide each Appropriate Lender with a copy of such Discount Range Prepayment Notice and a form of the Discount Range Prepayment Offer to be submitted by a responding Term Lender to the Auction Agent (or its delegate) by no later than 5:00 p.m., New York time, on the third Business Day after the date of delivery of such notice to such Lenders (the “Discount Range Prepayment Response Date”). Each Term Lender’s Discount Range Prepayment Offer shall be irrevocable and shall specify a discount to par within the Discount Range (the “Submitted Discount”) at which such Lender is willing to allow prepayment of any or all of its then outstanding Term Loans of the applicable Class or Classes and the maximum aggregate principal amount and Classes of such Lender’s Term Loans (the “Submitted Amount”) such Term Lender is willing to have prepaid at the Submitted Discount. Any Term Lender whose Discount Range Prepayment Offer is not received by the Auction Agent by the Discount Range Prepayment Response Date shall be deemed to have declined to accept a Discounted Term Loan Prepayment of any of its Term Loans at any discount to their par value within the Discount Range. (2) The Auction Agent shall review all Discount Range Prepayment Offers received on or before the applicable Discount Range Prepayment Response Date and shall determine (in consultation with such Borrower Party and subject to rounding requirements of the Auction Agent made in its sole reasonable discretion) the Applicable Discount and Term Loans to be prepaid at such Applicable Discount in accordance with this subsection (C). The relevant Borrower Party agrees to accept on the Discount Range Prepayment Response Date all Discount Range Prepayment Offers received by the Auction Agent by the Discount Range Prepayment Response Date, in the order from the Submitted Discount that is the largest discount to par to the Submitted Discount that is the smallest discount to par, up to and including the Submitted Discount that is the smallest discount to par within the Discount Range (such Submitted Discount that is the smallest discount to par within the Discount Range being referred to as the “Applicable Discount”) which yields a Discounted Term Loan Prepayment in an aggregate principal amount equal to the lower of (I) the Discount Range Prepayment Amount and (II) the sum of all Submitted Amounts. Each Term Lender that has submitted a Discount Range Prepayment Offer to accept prepayment at a discount to par that is larger than or equal 128 US-DOCS\123992845.16 042525-0274 to the Applicable Discount shall be deemed to have irrevocably consented to prepayment of Term Loans equal to its Submitted Amount (subject to any required proration pursuant to the following subsection (3)) at the Applicable Discount (each such Term Lender, a “Participating Lender”). (3) If there is at least one Participating Lender, the relevant Borrower Party will prepay the respective outstanding Term Loans of each Participating Lender in the aggregate principal amount and of the Classes specified in such Lender’s Discount Range Prepayment Offer at the Applicable Discount; provided that if the Submitted Amount by all Participating Lenders offered at a discount to par greater than the Applicable Discount exceeds the Discount Range Prepayment Amount, prepayment of the principal amount of the relevant Term Loans for those Participating Lenders whose Submitted Discount is a discount to par greater than or equal to the Applicable Discount (the “Identified Participating Lenders”) shall be made pro rata among the Identified Participating Lenders in accordance with the Submitted Amount of each such Identified Participating Lender and the Auction Agent (in consultation with such Borrower Party and subject to rounding requirements of the Auction Agent made in its sole reasonable discretion) will calculate such proration (the “Discount Range Proration”). The Auction Agent shall promptly, and in any case within five (5) Business Days following the Discount Range Prepayment Response Date, notify (I) the relevant Borrower Party of the respective Term Lenders’ responses to such solicitation, the Discounted Prepayment Effective Date, the Applicable Discount, the aggregate principal amount of the Discounted Term Loan Prepayment and the Classes to be prepaid, (II) each Term Lender of the Discounted Prepayment Effective Date, the Applicable Discount and the aggregate principal amount and Classes of Term Loans to be prepaid at the Applicable Discount on such date, (III) each Participating Lender of the aggregate principal amount and Classes of such Term Lender to be prepaid at the Applicable Discount on such date and (IV) if applicable, each Identified Participating Lender of the Discount Range Proration. Each determination by the Auction Agent of the amounts stated in the foregoing notices to the relevant Borrower Party and Term Lenders shall be conclusive and binding for all purposes absent manifest error. The payment amount specified in such notice to the applicable Borrower Party shall be due and payable by such Borrower Party on the Discounted Prepayment Effective Date in accordance with subsection (F) below (subject to subsection (J) below). 129 US-DOCS\123992845.16 042525-0274 (D) (1) Subject to the proviso to subsection (A) above, any Borrower Party may from time to time solicit Solicited Discounted Prepayment Offers by providing the Auction Agent with five (5) Business Days’ notice in the form of a Solicited Discounted Prepayment Notice (or such later notice specified therein); provided that (I) any such solicitation shall be extended, at the sole discretion of such Borrower Party, to (x) each Term Lender or (y) each Lender with respect to any Class of Term Loans on an individual Class basis, (II) any such notice shall specify the maximum aggregate amount of the Term Loans (the “Solicited Discounted Prepayment Amount”) and the Class or Classes of Term Loans the applicable Borrower Party is willing to prepay at a discount (it being understood that different Solicited Discounted Prepayment Amounts may be offered with respect to different Classes of Term Loans and, in such event, each such offer will be treated as a separate offer pursuant to the terms of this Section 2.05(1)(e)(D)), (III) the Solicited Discounted Prepayment Amount shall be in an aggregate amount not less than $5.0 million and whole increments of $1.0 million in excess thereof and (IV) unless rescinded, each such solicitation by the applicable Borrower Party shall remain outstanding through the Solicited Discounted Prepayment Response Date. The Auction Agent will promptly provide each Appropriate Lender with a copy of such Solicited Discounted Prepayment Notice and a form of the Solicited Discounted Prepayment Offer to be submitted by a responding Lender to the Auction Agent (or its delegate) by no later than 5:00 p.m., New York time, on the third Business Day after the date of delivery of such notice to such Term Lenders (the “Solicited Discounted Prepayment Response Date”). Each Term Lender’s Solicited Discounted Prepayment Offer shall (x) be irrevocable, (y) remain outstanding until the Acceptance Date and (z) specify both a discount to par (the “Offered Discount”) at which such Term Lender is willing to allow prepayment of its then outstanding Term Loan and the maximum aggregate principal amount and Classes of such Term Loans (the “Offered Amount”) such Term Lender is willing to have prepaid at the Offered Discount. Any Term Lender whose Solicited Discounted Prepayment Offer is not received by the Auction Agent by the Solicited Discounted Prepayment Response Date shall be deemed to have declined prepayment of any of its Term Loans at any discount. (2) The Auction Agent shall promptly provide the relevant Borrower Party with a copy of all Solicited Discounted Prepayment Offers received on or before the Solicited Discounted Prepayment Response Date. Such Borrower Party shall review all 130 US-DOCS\123992845.16 042525-0274 such Solicited Discounted Prepayment Offers and select the largest of the Offered Discounts specified by the relevant responding Term Lenders in the Solicited Discounted Prepayment Offers that is acceptable to the applicable Borrower Party (the “Acceptable Discount”), if any. If the applicable Borrower Party elects to accept any Offered Discount as the Acceptable Discount, then as soon as practicable after the determination of the Acceptable Discount, but in no event later than by the third Business Day after the date of receipt by such Borrower Party from the Auction Agent of a copy of all Solicited Discounted Prepayment Offers pursuant to the first sentence of this subsection (2) (the “Acceptance Date”), the applicable Borrower Party shall submit an Acceptance and Prepayment Notice to the Auction Agent setting forth the Acceptable Discount. If the Auction Agent shall fail to receive an Acceptance and Prepayment Notice from the applicable Borrower Party by the Acceptance Date, such Borrower Party shall be deemed to have rejected all Solicited Discounted Prepayment Offers. (3) Based upon the Acceptable Discount and the Solicited Discounted Prepayment Offers received by the Auction Agent by the Solicited Discounted Prepayment Response Date, within three (3) Business Days after receipt of an Acceptance and Prepayment Notice (the “Discounted Prepayment Determination Date”), the Auction Agent will determine (in consultation with the consent of such Borrower Party and subject to rounding requirements of the Auction Agent made in its sole reasonable discretion) the aggregate principal amount and the Classes of Term Loans (the “Acceptable Prepayment Amount”) to be prepaid by the relevant Borrower Party at the Acceptable Discount in accordance with this Section 2.05(1)(e)(D). If the applicable Borrower Party elects to accept any Acceptable Discount, then such Borrower Party agrees to accept all Solicited Discounted Prepayment Offers received by the Auction Agent by the Solicited Discounted Prepayment Response Date, in the order from largest Offered Discount to smallest Offered Discount, up to and including the Acceptable Discount. Each Term Lender that has submitted a Solicited Discounted Prepayment Offer with an Offered Discount that is greater than or equal to the Acceptable Discount shall be deemed to have irrevocably consented to prepayment of Term Loans equal to its Offered Amount (subject to any required pro-rata reduction pursuant to the following sentence) at the Acceptable Discount (each such Lender, a “Qualifying Lender”). The applicable Borrower Party will prepay outstanding Term Loans pursuant to this subsection (D) to each Qualifying Lender in the aggregate principal amount and of the Classes specified in such Lender’s Solicited Discounted Prepayment Offer 131 US-DOCS\123992845.16 042525-0274 at the Acceptable Discount; provided that if the aggregate Offered Amount by all Qualifying Lenders whose Offered Discount is greater than or equal to the Acceptable Discount exceeds the Solicited Discounted Prepayment Amount, prepayment of the principal amount of the Term Loans for those Qualifying Lenders whose Offered Discount is greater than or equal to the Acceptable Discount (the “Identified Qualifying Lenders”) shall be made pro rata among the Identified Qualifying Lenders in accordance with the Offered Amount of each such Identified Qualifying Lender and the Auction Agent (in consultation with such Borrower Party and subject to rounding requirements of the Auction Agent made in its sole reasonable discretion) will calculate such proration (the “Solicited Discount Proration”). On or prior to the Discounted Prepayment Determination Date, the Auction Agent shall promptly notify (I) the relevant Borrower Party of the Discounted Prepayment Effective Date and Acceptable Prepayment Amount comprising the Discounted Term Loan Prepayment and the Classes to be prepaid, (II) each Term Lender of the Discounted Prepayment Effective Date, the Acceptable Discount, and the Acceptable Prepayment Amount of all Term Loans and the Classes to be prepaid to be prepaid at the Applicable Discount on such date, (III) each Qualifying Lender of the aggregate principal amount and the Classes of such Term Lender to be prepaid at the Acceptable Discount on such date, and (IV) if applicable, each Identified Qualifying Lender of the Solicited Discount Proration. Each determination by the Auction Agent of the amounts stated in the foregoing notices to such Borrower Party and Term Lenders shall be conclusive and binding for all purposes absent manifest error. The payment amount specified in such notice to such Borrower Party shall be due and payable by such Borrower Party on the Discounted Prepayment Effective Date in accordance with subsection (F) below (subject to subsection (J) below). (E) In connection with any Discounted Term Loan Prepayment, the Borrower Parties and the Term Lenders acknowledge and agree that the Auction Agent may require, as a condition to the applicable Discounted Term Loan Prepayment, the payment of customary fees and expenses from a Borrower Party to such Auction Agent for its own account in connection therewith. (F) If any Term Loan is prepaid in accordance with subsections (B) through (D) above, a Borrower Party shall prepay such Term Loans on the Discounted Prepayment Effective Date. The relevant Borrower Party shall make such prepayment to the Administrative Agent, for the account of the Discount Prepayment Accepting Lenders, Participating Lenders, or Qualifying Lenders, as applicable, at the Administrative Agent’s Office in immediately available funds not later 132 US-DOCS\123992845.16 042525-0274 than 1:00 p.m., New York time, on the Discounted Prepayment Effective Date and all such prepayments shall be applied to the relevant Class(es) and Lenders as specified by the applicable Borrower Party in the applicable offer. The Term Loans so prepaid shall be accompanied by all accrued and unpaid interest on the par principal amount so prepaid up to, but not including, the Discounted Prepayment Effective Date. Each prepayment of the outstanding Term Loans pursuant to this Section 2.05(1)(e) shall be paid to the Discount Prepayment Accepting Lenders, Participating Lenders, or Qualifying Lenders, as applicable, and shall be applied to the relevant Loans of such Lenders in accordance with their respective applicable share as calculated by the Auction Agent in accordance with this Section 2.05(1)(e). The aggregate principal amount of the Classes and installments of the relevant Term Loans outstanding shall be deemed reduced by the full par value of the aggregate principal amount of the Classes of Term Loans prepaid on the Discounted Prepayment Effective Date in any Discounted Term Loan Prepayment. In connection with each prepayment pursuant to this Section 2.05(1)(e), the relevant Borrower Party shall make a representation to the assigning or assignee Term Lenders, as applicable, that it does not possess material non-public information with respect to the Borrower and its Subsidiaries or the securities of any of them that has not been disclosed to the Term Lenders generally (other than Term Lenders that have elected not to receive such information) or shall make a statement that such representation cannot be made. (G) To the extent not expressly provided for herein, each Discounted Term Loan Prepayment shall be consummated pursuant to procedures consistent with the provisions in this Section 2.05(1)(e), established by the Auction Agent acting in its reasonable discretion and as reasonably agreed by the applicable Borrower Party. (H) Notwithstanding anything in any Loan Document to the contrary, for purposes of this Section 2.05(1)(e), each notice or other communication required to be delivered or otherwise provided to the Auction Agent (or its delegate) shall be deemed to have been given upon Auction Agent’s (or its delegate’s) actual receipt during normal business hours of such notice or communication; provided that any notice or communication actually received outside of normal business hours shall be deemed to have been given as of the opening of business on the next succeeding Business Day. (I) Each of the Borrower Parties and the Term Lenders acknowledge and agree that the Auction Agent may perform any and all of its duties under this Section 2.05(1)(e) by itself or through any Affiliate of the Auction Agent and expressly consents to any such delegation of duties by the Auction Agent to such Affiliate and the performance of such delegated duties by such Affiliate. The exculpatory provisions pursuant to 133 US-DOCS\123992845.16 042525-0274 this Agreement shall apply to each Affiliate of the Auction Agent and its respective activities in connection with any Discounted Term Loan Prepayment provided for in this Section 2.05(1)(e) as well as activities of the Auction Agent. (J) Each Borrower Party shall have the right, by written notice to the Auction Agent, to revoke in full (but not in part) its offer to make a Discounted Term Loan Prepayment and rescind the applicable Specified Discount Prepayment Notice, Discount Range Prepayment Notice or Solicited Discounted Prepayment Notice therefor at its discretion at any time on or prior to the applicable Specified Discount Prepayment Response Date, Discount Range Prepayment Response Date or Solicited Discounted Prepayment Response Date (and if such offer is revoked pursuant to the preceding clauses, any failure by such Borrower Party to make any prepayment to a Lender, as applicable, pursuant to this Section 2.05(1)(e) shall not constitute a Default or Event of Default under Section 8.01 or otherwise). (K) The Administrative Agent (i) shall not be required to serve as the Auction Agent or have any other obligations to participate in (other than mechanical administrative duties), or facilitate any Discounted Term Loan Prepayment unless it is reasonably satisfied with the terms and restrictions thereof and (ii) shall not have any obligation to participate in, arrange, sell or otherwise facilitate, and will have no liability in connection with, any open market repurchases by Holdings, the Borrower or any of its Restricted Subsidiaries. (2) Mandatory. (a) Within five (5) Business Days after the Compliance Certificate has been delivered pursuant to Section 6.02(1), commencing with delivery of financial statements for the fiscal year ended on or about January 31, 2023 and for each fiscal year thereafter, the Borrower shall, subject to clause (g) of this Section 2.05(2), prepay, or cause to be prepaid, an aggregate principal amount of Term Loans equal to 50% (such percentage as it may be reduced as described below, the “ECF Percentage”) of Excess Cash Flow for the fiscal year covered by such financial statements (if Excess Cash Flow for such fiscal year is not less than $10.0 million) (such payment, the “ECF Payment”) minus: (i) the sum of all voluntary prepayments of Term Loans made pursuant to Sections 2.05(1)(a) and 2.05(1)(e) (in an amount, in the case of prepayments pursuant to Section 2.05(1)(e), equal to the face amount of debt prepaid in respect of the principal amount of such Term Loans and only to the extent that such Loans have been cancelled) (including prepayments made after the end of the fiscal year covered by the relevant financial statements but prior to the making of such ECF Payment (such payments, the “After Year-End Payment”)) (provided that, (x) for the avoidance of doubt, any such voluntary prepayments that have not been applied to reduce the payments which may be due 134 US-DOCS\123992845.16 042525-0274 from time to time pursuant to this Section 2.05(2)(a) shall be carried over to subsequent periods and may reduce the ECF Payment during such subsequent periods until such time as such voluntary prepayments reduce such payments which may be due from time to time, which such amount to be applied as set forth in Section 2.05(2)(g) below) and (y) in the event that in any fiscal period the applicable prepayment required pursuant to this Section 2.05(2)(a) is less than zero (such negative amount being, “Negative Excess Cash Flow Amount”) (such Negative Excess Cash Flow Amount shall be applied to reduce the required excess cash flow prepayment required pursuant to this Section 2.05(2)(a) for the subsequent fiscal year), (ii) the sum of all voluntary prepayments of Credit Agreement Refinancing Indebtedness, Permitted Incremental Equivalent Debt, Permitted Ratio Debt or Acquisition Debt, in each case to the extent secured in whole or in part on a pari passu basis with the Closing Date Term Loans (including, to the extent prepaid pursuant to an After Year-End Payment) (provided that, for the avoidance of doubt, any such voluntary prepayments that have not been applied to reduce the payments which may be due from time to time pursuant to this Section 2.05(2)(a) shall be carried over to subsequent periods and may reduce the ECF Payment during such subsequent periods until such time as such voluntary prepayments reduce such payments which may be due from time to time, which such amount to be applied as set forth in Section 2.05(2)(g) below), (iii) [reserved] (iv) the sum of all voluntary prepayments of Indebtedness in respect of the ABL Facility (including any Refinancing Indebtedness in respect thereof) or any Indebtedness under any other revolving facility that is secured, in whole or in part, on a pari passu basis with ABL Facility or the Closing Date Term Loans (in each case of this clause (iv), to the extent accompanied by a permanent reduction in the corresponding ABL Commitments or other revolving commitments) (in each case, including to the extent prepaid pursuant to an After Year-End Payment), in the case of each of the immediately preceding clauses (i), (ii) and (iii) and the succeeding clause (v), made during such fiscal year (without duplication of any prepayments in such fiscal year that reduced the amount of Excess Cash Flow required to be repaid pursuant to this Section 2.05(2)(a) for any prior fiscal year) or in connection with an After Year-End Payment, and in each case to the extent such prepayments are not funded with the proceeds of Funded Debt (other than borrowings under the ABL Facility or other revolving loans) or any Specified Equity Contributions (provided that, for the avoidance of doubt, any such voluntary prepayments that have not been applied to reduce the payments which may be due from time to time pursuant to this Section 2.05(2)(a) shall be carried over to subsequent periods and may reduce the ECF Payment during such subsequent periods until such time as such voluntary prepayments reduce such payments which may be due from time to time, which such amount to be applied as set forth in Section 2.05(2)(g) below); 135 US-DOCS\123992845.16 042525-0274 provided that the ECF Percentage for any fiscal year shall be (x) 25% if the First Lien Net Leverage Ratio as of the end of such fiscal year was less than or equal to 1.75 to 1.00 and greater than 1.50 to 1.00 and (y) 0% if the First Lien Net Leverage Ratio as of the end of such fiscal year was less than or equal to 1.50 to 1.00 (and it being understood that following the making of any After Year-End Payment, (i) the First Lien Net Leverage Ratio shall be recalculated giving pro forma effect to such After Year-End Payment as if such payment were made during the fiscal year of the applicable ECF Payment and the ECF Percentage for purposes of making such ECF Payment shall be determined by reference to the First Lien Net Leverage Ratio after giving effect to such recalculation and (ii) if such After Year-End Payment is taken into account for such calculation, the After Year-End Payment shall not be applied to the calculation of the First Lien Net Leverage Ratio for purposes of determining the ECF Percentage for any subsequent ECF Payment); provided further that: (A) if at the time that any such prepayment would be required, the Borrower (or any Restricted Subsidiary) is required to discharge Other Applicable Indebtedness with Other Applicable ECF pursuant to the terms of the documentation governing such Indebtedness, then the Borrower (or any Restricted Subsidiary) may apply such Excess Cash Flow on a pro rata basis (determined on the basis of the aggregate outstanding principal amount of the Term Loans and Other Applicable Indebtedness requiring such discharge at such time); (B) the portion of such Excess Cash Flow allocated to the Other Applicable Indebtedness shall not exceed the amount of such Other Applicable ECF required to be allocated to the Other Applicable Indebtedness pursuant to the terms thereof, and the remaining amount, if any, of such Excess Cash Flow shall be allocated to the Term Loans in accordance with the terms hereof, to the prepayment of the Term Loans and to the repurchase or prepayment of Other Applicable Indebtedness, and the amount of prepayment of the Term Loans that would have otherwise been required pursuant to this Section 2.05(2)(a) shall be reduced accordingly; and (C) to the extent the lenders or holders of Other Applicable Indebtedness decline to have such Indebtedness repurchased or prepaid with such portion of Excess Cash Flow, the declined amount shall promptly (and in any event within ten (10) Business Days after the date of such rejection) be applied to prepay the Term Loans to the extent required in accordance with the terms of this Section 2.05(2)(a). (b) (i) If (x) the Borrower or any Restricted Subsidiary makes an Asset Sale or (y) any Casualty Event occurs, which results in the realization or receipt by the Borrower or such Restricted Subsidiary of Net Proceeds (other than ABL Priority Collateral), the Borrower shall prepay, or cause to be prepaid, on or prior to the date which is ten (10) Business Days after the date of the realization or receipt by the 136 US-DOCS\123992845.16 042525-0274

Borrower or such Restricted Subsidiary of such Net Proceeds, subject to clause (ii) of this Section 2.05(2)(b) and clauses (2)(g) and (g) of this Section 2.05, an aggregate principal amount of Term Loans equal to 100% of all Net Proceeds realized or received; provided that no prepayment shall be required pursuant to this Section 2.05(2)(b)(i) with respect to such portion of such Net Proceeds that the Borrower shall have, on or prior to such date, given written notice (which may be by email) to the Administrative Agent of its intent to reinvest in accordance with Section 2.05(2)(b)(ii); provided further that (A) if at the time that any such prepayment would be required, the Borrower (or any Restricted Subsidiary) is required to discharge any Other Applicable Indebtedness with Other Applicable Net Proceeds pursuant to the terms of the documentation governing such Indebtedness, then the Borrower (or any Restricted Subsidiary) may apply such Net Proceeds on a pro rata basis (determined on the basis of the aggregate outstanding principal amount of the Term Loans and Other Applicable Indebtedness requiring such discharge at such time); (B) the portion of such Net Proceeds allocated to the Other Applicable Indebtedness shall not exceed the amount of such Other Applicable Net Proceeds required to be allocated to the Other Applicable Indebtedness pursuant to the terms thereof, and the remaining amount, if any, of such Net Proceeds shall be allocated to the Term Loans in accordance with the terms hereof, to the prepayment of the Term Loans and to the repurchase or prepayment of Other Applicable Indebtedness, and the amount of prepayment of the Term Loans that would have otherwise been required pursuant to this Section 2.05(2)(b)(i) shall be reduced accordingly; and (C) to the extent the holders of Other Applicable Indebtedness decline to have such Indebtedness repurchased or prepaid with such portion of such Net Proceeds, the declined amount shall promptly (and in any event within ten (10) Business Days after the date of such rejection) be applied to prepay the Term Loans in accordance with the terms hereof; provided further that no prepayment shall be required pursuant to this Section 2.05(2)(b)(i) with respect to such portion of such Net Proceeds that the Borrower shall have, on or prior to such date, given written notice to the Administrative Agent of its intent to reinvest (or entered into a binding commitment to reinvest) in accordance with Section 2.05(2)(b)(ii). (ii) With respect to any Net Proceeds realized or received with respect to any Asset Sale or any Casualty Event, the Borrower or any Restricted Subsidiary, at its option, may reinvest all or any portion of such Net Proceeds in the business of the Borrower and its Restricted Subsidiaries (including, Permitted Acquisitions (and similar Investments) and capital expenditures that have already occurred within such period) within (x) twelve (12) months following receipt of such Net Proceeds or (y) if the Borrower or any Restricted Subsidiary enters into 137 US-DOCS\123992845.16 042525-0274 a legally binding commitment to reinvest such Net Proceeds within twelve (12) months following receipt thereof, within the later of (A) twelve (12) months following receipt thereof and (B) one hundred eighty (180) days of the date of such legally binding commitment; provided that if any Net Proceeds are no longer intended to be or cannot be so reinvested at any time after delivery of a notice of reinvestment election, and subject to clauses (g) and (h) of this Section 2.05(2), an amount equal to any such Net Proceeds shall be applied within five (5) Business Days after the Borrower reasonably determines that such Net Proceeds are no longer intended to be or cannot be so reinvested to the prepayment of the Term Loans as set forth in this Section 2.05. (c) [Reserved]. (d) If the Borrower or any Restricted Subsidiary incurs or issues any Indebtedness (A) not expressly permitted to be incurred or issued pursuant to Section 7.02(b) or (B) that constitutes Credit Agreement Refinancing Indebtedness or Refinancing Loans, the Borrower shall prepay, or cause to be prepaid, an aggregate principal amount of Term Loans of any Class or Classes (in each case, as directed by the Borrower) equal to 100% of all Net Proceeds received therefrom on or prior to the date which is five (5) Business Days after the receipt by the Borrower or such Restricted Subsidiary of such Net Proceeds. (e) Except as otherwise set forth in any Refinancing Amendment, Extension Amendment or Incremental Amendment, (i) each prepayment of Term Loans required by Sections 2.05(2)(a) through (b) shall be applied to each Class of Term Loans then outstanding on a pro rata basis or a less than pro rata basis (but not greater than pro rata basis) with any other Term Loans (in each case, other than pursuant to a refinancing); (ii) with respect to each Class of Loans, each prepayment pursuant to clauses (a) through (b) of Section 2.05(2) shall be applied as the Borrower may direct and otherwise to remaining scheduled installments of principal thereof following the date of prepayment in direct order of maturity; (iii) each prepayment of Term Loans required by Section 2.05(2)(d), (a) to the extent constituting Credit Agreement Refinancing Indebtedness shall be applied in the manner directed by the Borrower to the applicable Class of Loans being refinanced and (b) to the extent constituting Indebtedness not expressly permitted to be incurred or issued pursuant to Section 7.02(b) shall be applied in the manner directed by the Borrower; and (iv) each such prepayment shall be paid to the Lenders in accordance with their respective Pro Rata Shares of such prepayment; provided that with respect to the allocation of such prepayments under this clause (e) between a Class of existing Loans and a Class of Extended Loans, the Borrower may allocate such prepayments as the Borrower may specify, subject to the limitation that the Borrower may not 138 US-DOCS\123992845.16 042525-0274

allocate to such Extended Loans any such mandatory prepayment (other than in the case of a refinancing of Extended Loans) unless such prepayment under this clause (e) is accompanied by at least a pro rata prepayment, based upon the applicable remaining scheduled installments of principal due in respect thereof, of the Term Loans of the same Class, if any, from which such Extended Loans were converted or exchanged (or such Term Loans of the existing Loan Class have otherwise been repaid in full). (f) [Reserved]. (g) The Borrower shall notify the Administrative Agent in writing of any mandatory prepayment of Term Loans required to be made pursuant to clauses (a) through (d) of this Section 2.05(2) at least three (3) Business Days prior to the date of such prepayment. Each such notice shall specify the date of such prepayment and provide a reasonably detailed calculation of the aggregate amount of such prepayment to be made by the Borrower. The Administrative Agent will promptly notify each Appropriate Lender of the contents of the Borrower’s prepayment notice and of such Appropriate Lender’s Pro Rata Share of the prepayment or other applicable share provided for under this Agreement. Each Term Lender may reject all or a portion of its Pro Rata Share, or other applicable share provided for under this Agreement, of any mandatory prepayment (such declined amounts, the “Declined Proceeds”) of Term Loans required to be made pursuant to clauses (a) and (b) of this Section 2.05(2) by providing written notice (each, a “Rejection Notice”) to the Administrative Agent and the Borrower no later than 5:00 p.m., New York time, two (2) Business Days after the date of such Lender’s receipt of notice from the Administrative Agent regarding such prepayment. Each Rejection Notice from a given Lender shall specify the principal amount of the mandatory repayment of Term Loans to be rejected by such Lender. If a Term Lender fails to deliver a Rejection Notice to the Administrative Agent within the time frame specified above or such Rejection Notice fails to specify the principal amount of the Term Loans to be rejected, any such failure will be deemed an acceptance of the total amount of such mandatory prepayment of Term Loans. Any Declined Proceeds remaining shall be retained by the Borrower (or the applicable Restricted Subsidiary) and may be applied by the Borrower or such Restricted Subsidiary in any manner not prohibited by this Agreement. (h) Notwithstanding any other provisions of this Section 2.05(2), (A) to the extent that any or all of the Net Proceeds of any Asset Sale by a Foreign Subsidiary giving rise to a prepayment event pursuant to Section 2.05(2)(b) (a “Foreign Asset Sale”), the Net Proceeds of any Casualty Event from a Foreign Subsidiary (a “Foreign Casualty Event”), or all or a portion of Excess Cash Flow are prohibited or delayed by applicable local law from being repatriated to the United States, the portion of such Net Proceeds or Excess Cash Flow so affected will not be required to be applied to repay Term Loans at the times provided in this Section 2.05(2) but may be retained by the applicable Foreign Subsidiary so long, but only so long, as the applicable local law will not permit repatriation to the United States (the Borrower hereby agreeing to cause the applicable Foreign Subsidiary to promptly take all commercially reasonable actions available under the applicable local law for a period of one year from the date of the event or calculation giving rise to such repatriation to permit such repatriation), and once such repatriation of any of such affected Net Proceeds or Excess Cash Flow is permitted 139 US-DOCS\123992845.16 042525-0274 under the applicable local law such repatriation will be promptly effected and an amount equal to such repatriated Net Proceeds or Excess Cash Flow will be promptly (and in any event not later than two (2) Business Days after such repatriation) applied (net of additional taxes payable or reserved against as a result thereof) to the repayment of the Term Loans pursuant to this Section 2.05(2) to the extent otherwise provided herein and (B) to the extent that the Borrower has determined in good faith that repatriation of any or all or the Net Proceeds of any Foreign Asset Sale or Foreign Casualty Event or Excess Cash Flow would have a material adverse tax consequence (taking into account any foreign tax credit or benefit actually realized in connection with such repatriation) with respect to such Net Proceeds or Excess Cash Flow, the Net Proceeds or Excess Cash Flow so affected may be retained by the applicable Foreign Subsidiary. (i) Interest, Funding Losses, etc. All prepayments under this Section 2.05 shall be accompanied by all accrued interest thereon, together with, in the case of any such prepayment of a Eurodollar RateTerm SOFR Loan on a date prior to the last day of an Interest Period therefor, any amounts owing in respect of such Eurodollar RateTerm SOFR Loan pursuant to Section 3.05. Notwithstanding any of the other provisions of this Section 2.05, so long as no Event of Default shall have occurred and be continuing, if any prepayment of Eurodollar RateTerm SOFR Loans is required to be made under this Section 2.05 prior to the last day of the Interest Period therefor, in lieu of making any payment pursuant to this Section 2.05 in respect of any such Eurodollar RateTerm SOFR Loan prior to the last day of the Interest Period therefor, the Borrower may, in its discretion, deposit an amount sufficient to make any such prepayment otherwise required to be made thereunder together with accrued interest to the last day of such Interest Period into a Cash Collateral Account until the last day of such Interest Period, at which time the Administrative Agent shall be authorized (without any further action by or notice to or from the Borrower or any other Loan Party) to apply such amount to the prepayment of such Loans in accordance with this Section 2.05. Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent shall also be authorized (without any further action by or notice to or from the Borrower or any other Loan Party) to apply such amount to the prepayment of the outstanding Loans in accordance with the relevant provisions of this Section 2.05. Such deposit shall be deemed to be a prepayment of such Loans by the Borrower for all purposes under this Agreement. Section 2.06 Termination or Reduction of Commitments. (1) Optional. The Borrower may, upon written notice by the Borrower to the Administrative Agent, terminate the unused Commitments of any Class, or from time to time permanently reduce the unused Commitments of any Class, in each case without premium or penalty; provided that: (a) any such notice shall be received by the Administrative Agent three (3) Business Days prior to the date of termination or reduction, and 140 US-DOCS\123992845.16 042525-0274

(b) any such partial reduction shall be in an aggregate amount of $5.0 million or any whole multiple of $1.0 million in excess thereof or, if less, the entire amount thereof. (2) Mandatory. The Closing Date Term Commitment of each Term Lender on the Closing Date shall be automatically and permanently reduced to $0 upon the making of such Lender’s Closing Date Term Loans to the Borrower pursuant to Section 2.01(1). (3) Application of Commitment Reductions. Upon any reduction of unused Commitments of any Class, the Commitment of each Lender of such Class shall be reduced by such Lender’s Pro Rata Share or other applicable share provided for under this Agreement of the amount by which such Commitments are reduced (other than the termination of the Commitment of any Lender as provided in Section 3.07). Section 2.07 Repayment of Loans. The Borrower shall repay to the Administrative Agent for the ratable account of the Appropriate Lenders (a) on the last Business Day of each fiscal quarter, commencing with the last Business Day of the second full fiscal quarter following the Closing Date, an aggregate principal amount equal to 1.25% of the aggregate principal amount of all Closing Date Term Loans outstanding on the Closing Date (which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05) and (b) on the Maturity Date for the Closing Date Term Loans, the aggregate principal amount of all Closing Date Term Loans outstanding on such date. In connection with any Incremental Term Loans that constitute part of the same Class as the Closing Date Term Loans, the Borrower and the Administrative Agent shall be permitted to adjust the rate of prepayment in respect of such Class such that the Term Lenders holding Closing Date Term Loans comprising part of such Class continue to receive a payment that is not less than the same dollar amount that such Term Lenders would have received absent the incurrence of such Incremental Term Loans. Section 2.08 Interest. (1) Subject to the provisions of Section 2.08(2), (a) each Eurodollar RateTerm SOFR Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Adjusted Eurodollar RateTerm SOFR for such Interest Period, respectively, plus the Applicable Rate and (b) each Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable Borrowing date at a rate per annum equal to the Base Rate, plus the Applicable Rate. (2) During the continuance of an Event of Default pursuant to Section 8.01(1) or 8.01(6) (solely with respect to Holdings and the Borrower), the Borrower shall pay interest on past due amounts hereunder at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws; provided that no interest at the Default Rate shall accrue or be payable to a Defaulting Lender so long as such Lender shall be a Defaulting Lender. Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand. 141 US-DOCS\123992845.16 042525-0274 (3) Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law. Section 2.09 Fees. The Borrower shall pay to the Agents such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever (except as expressly agreed between the Borrower and the applicable Agent). Section 2.10 Computation of Interest and Fees. All computations of interest for Base Rate Loans shall be made on the basis of a year of 365 days or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed. Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid; provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.12(1), bear interest for one day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error. Section 2.11 Evidence of Indebtedness. (1) The Term Borrowings made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and evidenced by one or more entries in the Register maintained by the Administrative Agent, acting solely for purposes of Treasury Regulation Section 5f.103-1(c), as agent for the Borrower, in each case in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be prima facie evidence absent manifest error of the amount of the Term Borrowings made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent, as set forth in the Register, in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Term Note payable to such Lender, which shall evidence such Lender’s Loans in addition to such accounts or records. Each Lender may attach schedules to its Term Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto. (2) [Reserved]. (3) Entries made in good faith by the Administrative Agent in the Register pursuant to Section 2.11(1), and by each Lender in its account or accounts pursuant to Section 2.11(1), shall be prima facie evidence of the amount of principal and interest due and payable or to become due and payable from the Borrower to, in the case of the Register, each Lender and, in 142 US-DOCS\123992845.16 042525-0274 the case of such account or accounts, such Lender, under this Agreement and the other Loan Documents, absent manifest error; provided that the failure of the Administrative Agent or such Lender to make an entry, or any finding that an entry is incorrect, in the Register or such account or accounts shall not limit or otherwise affect the obligations of the Borrower under this Agreement and the other Loan Documents. Section 2.12 Payments Generally. (1) All payments to be made by the Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the applicable Administrative Agent’s Office for payment and in Same Day Funds not later than 2:00 p.m., New York time, on the date specified herein. The Administrative Agent will promptly distribute to each Appropriate Lender its Pro Rata Share (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. Any payments under this Agreement that are made later than 2:00 p.m., New York time, shall be deemed to have been made on the next succeeding Business Day (but the Administrative Agent may extend such deadline for purposes of computing interest and fees (but not beyond the end of such day) in its sole discretion whether or not such payments are in process). (2) If any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be. (3) Unless the Borrower or any Lender has notified the Administrative Agent, prior to the date, or in the case of any Borrowing of Base Rate Loans, prior to 1:00 p.m., New York time, on the date of such Borrowing, any payment is required to be made by it to the Administrative Agent hereunder (in the case of the Borrower, for the account of any Lender hereunder or, in the case of the Lenders, for the account of the Borrower hereunder), that the Borrower or such Lender, as the case may be, will not make such payment, the Administrative Agent may assume that the Borrower or such Lender, as the case may be, has timely made such payment and may (but shall not be so required to), in reliance thereon, make available a corresponding amount to the Person entitled thereto. If and to the extent that such payment was not in fact made to the Administrative Agent in Same Day Funds, then: (a) if the Borrower failed to make such payment, each Lender shall forthwith on demand repay to the Administrative Agent the portion of such assumed payment that was made available to such Lender in Same Day Funds, together with interest thereon in respect of each day from and including the date such amount was made available by the Administrative Agent to such Lender to the date such amount is repaid to the Administrative Agent in Same Day Funds at the applicable Overnight Rate from time to time in effect; and (b) if any Lender failed to make such payment, such Lender shall forthwith on demand pay to the Administrative Agent the amount thereof in Same Day Funds, together with interest thereon for the period from the date such amount was made 143 US-DOCS\123992845.16 042525-0274 available by the Administrative Agent to the Borrower to the date such amount is recovered by the Administrative Agent (the “Compensation Period”) at a rate per annum equal to the applicable Overnight Rate from time to time in effect. When such Lender makes payment to the Administrative Agent (together with all accrued interest thereon), then such payment amount (excluding the amount of any interest which may have accrued and been paid in respect of such late payment) shall constitute such Lender’s Loan included in the applicable Borrowing. If such Lender does not pay such amount forthwith upon the Administrative Agent’s demand therefor, the Administrative Agent may make a demand therefor upon the Borrower, and the Borrower shall pay such amount, or cause such amount to be paid, to the Administrative Agent, together with interest thereon for the Compensation Period at a rate per annum equal to the rate of interest applicable to the applicable Borrowing. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Commitment or to prejudice any rights which the Administrative Agent or the Borrower may have against any Lender as a result of any default by such Lender hereunder. A notice of the Administrative Agent to any Lender or the Borrower with respect to any amount owing under this Section 2.12(3) shall be conclusive, absent manifest error. (c) If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in this Article II, and such funds are not made available to the Borrower by the Administrative Agent because the conditions to the applicable Term Borrowing set forth in Section 4.02 are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest. (d) The obligations of the Lenders hereunder to make Loans are several and not joint. The failure of any Lender to make any Loan on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan. (e) Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner. (f) Whenever any payment received by the Administrative Agent under this Agreement or any of the other Loan Documents is insufficient to pay in full all amounts due and payable to the Administrative Agent and the Lenders under or in respect of this Agreement and the other Loan Documents on any date, such payment shall be distributed by the Administrative Agent and applied by the Administrative Agent and the Lenders in the order of priority set forth in Section 8.03 (or otherwise expressly set forth herein). If the Administrative Agent receives funds for application to the Obligations of the Loan Parties under or in respect of the Loan Documents under circumstances for which the Loan Documents do not specify the manner in which such funds are to be applied, the Administrative Agent may, but shall not be obligated to, elect to distribute such funds to each of the Lenders in accordance with such Lender’s Pro Rata Share or other applicable 144 US-DOCS\123992845.16 042525-0274 share provided for under this Agreement of the sum of the Outstanding Amount of all Loans outstanding at such time, in repayment or prepayment of such of the outstanding Loans or other Obligations then owing to such Lender. (g) Unless the Administrative Agent shall have received notice from the Borrower prior to the time at which any payment is due to the Administrative Agent for the account of the Lenders that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Appropriate Lenders, the amount due. With Respect to any payment that the Administrative Agent makes for the account of the Lenders as to which the Administrative Agent determines (which determination shall be conclusive absent manifest error) that any of the following applies (such payment referred to as the “Rescindable Amount”): (1) the Borrower has not in fact made such payment; (2) the Administrative Agent has made a payment in excess of the amount so paid by the Borrower (whether or not then owed); or (3) the Administrative Agent has for any reason otherwise erroneously made such payment; then each of the Lenders, severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount so distributed to such Lender, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. A notice of the Administrative Agent to any Lender or the Borrower with respect to any amount owing under this clause (g) shall be conclusive, absent manifest error. Section 2.13 Sharing of Payments. Other than as expressly provided elsewhere herein (including with respect to any discounted prepayment of Term Loans pursuant to Section 2.05(2)(e) or 2.05(2)(g)), if any Lender of any Class shall obtain payment in respect of any principal of or interest on account of the Loans of such Class made by it (whether voluntary, involuntary, through the exercise of any right of setoff, or otherwise) in excess of its ratable share (or other share contemplated hereunder) thereof, such Lender shall immediately (1) notify the Administrative Agent of such fact, and (2) purchase from the other Lenders such participations in the Loans of such Class made by them, as shall be necessary to cause such purchasing Lender to share the excess payment in respect of any principal of or interest on such Loans of such Class, pro rata with each of them; provided that if all or any portion of such excess payment is thereafter recovered from the purchasing Lender under any of the circumstances described in Section 10.06 (including pursuant to any settlement entered into by the purchasing Lender in its discretion), such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender’s ratable share (according to the proportion of (a) the amount of such paying Lender’s required repayment to (b) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered, without further interest thereon. For avoidance of doubt, the provisions of this Section 2.13 shall not be construed to apply to (i) any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement as 145 US-DOCS\123992845.16 042525-0274 in effect from time to time (including the application of funds arising from the existence of a Defaulting Lender), (ii) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant permitted hereunder or (iii) pursuant to another transaction that is otherwise permitted hereunder. The Borrower agrees that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by applicable Law, exercise all its rights of payment (including the right of setoff, but subject to Section 10.10) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. The Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section 2.13 and will in each case notify the Lenders following any such purchases or repayments. Each Lender that purchases a participation pursuant to this Section 2.13 shall from and after such purchase have the right to give all notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Obligations purchased to the same extent as though the purchasing Lender were the original owner of the Obligations purchased. Section 2.14 Incremental Term Facilities. (1) Incremental Term Loan Request. The Borrower or any Guarantor may at any time and from time to time, on one or more occasions, after the Closing Date, by notice to the Administrative Agent increase the aggregate principal amount of any outstanding Class of Term Loans (a “Term Loan Increase”) or add one or more additional Classes of term loans (including delayed draw term loan facilities) under the Loan Documents (each an “Incremental Term Facility” and the term loans made thereunder, the “Incremental Term Loans”). (2) Ranking. (a) Incremental Term Facilities will be secured only by Liens over the Collateral that rank on a pari passu basis with the Closing Date Term Loans and only Guarantors shall provide guarantees of Incremental Term Facilities and (b) Permitted Incremental Equivalent Debt will either be secured by Liens that rank on a pari passu or junior basis with or to the Liens securing the Obligations or be unsecured; provided that any Liens that rank on a pari passu basis or junior basis to the Liens securing the Closing Date Term Loans will be subject to the Applicable Intercreditor Agreement. (3) Size. The aggregate principal amount of Incremental Term Facilities incurred on any date will not exceed an amount equal to the Permitted Incremental Amount. Unless the Borrower elects otherwise, each Incremental Term Facility shall be deemed incurred first under the Ratio Amount to the extent permitted, with the balance incurred under the Fixed Incremental Amount. Each Incremental Term Facility will be in an integral multiple of $1.0 million and in an aggregate principal amount that is not less than $10.0 million (or such lesser minimum amount approved by the Administrative Agent in its reasonable discretion); provided that such amount may be less than such minimum amount or integral multiple amount if such amount represents all the remaining availability under the limit set forth above. (4) Incremental Lenders. Incremental Term Facilities may be provided by any existing Lender (it being understood that no existing Lender will have an obligation to make all or any portion of any Incremental Term Loan, nor will the Borrower have any obligation to approach any existing Lender(s) to provide any Incremental Term Loan) or by any Additional 146 US-DOCS\123992845.16 042525-0274

Lender on terms permitted by this Section 2.14. While existing Lenders may (but are not obligated, unless invited and so elect, to) participate in any syndication of an Incremental Term Facility and may (but are not obligated, unless invited and so elect, to) become lenders with respect thereto, the existing Lenders will not have any right to participate in any syndication, and will not have any right of first refusal or other right to provide all or any portion, of any Incremental Term Facility or Incremental Term Loan except to the extent the Borrower and the arrangers thereof, if any, in their discretion, choose to invite or include any such existing Lender (which may or may not apply to all existing Lenders and may or may not be pro rata among existing Lenders). Final allocations in respect of Incremental Term Facilities will be made by the Borrower together with the arrangers thereof, if any, in their discretion, on the terms permitted by this Section 2.14. (5) Incremental Term Facility Amendments; Use of Proceeds. Each Incremental Term Facility will become effective pursuant to an amendment (each, an “Incremental Amendment”) to this Agreement and, as appropriate, the other Loan Documents, executed by the Borrower, each Person providing such Incremental Term Facility and the Administrative Agent (provided that, if such Incremental Amendment does not affect the rights, duties, privileges or obligations of the Administrative Agent, the Administrative Agent shall only be required to acknowledge such Incremental Amendment), and the Administrative Agent hereby agrees to acknowledge any such Incremental Amendment that otherwise satisfies the requirements of this Section 2.14 as promptly as possible, however, to the extent the final form of such Incremental Amendment has been delivered to the Administrative Agent at least 1 Business Day prior to the proposed effectiveness thereof, the Administrative Agent shall acknowledge such Incremental Amendment immediately (provided that the failure to acknowledge such Incremental Amendment within such 1 Business Day period shall be deemed to be an acknowledgment). The Administrative Agent will promptly notify each Lender as to the effectiveness of each Incremental Amendment following receipt thereof from the Borrower. Incremental Amendments may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section 2.14. An Incremental Amendment may (a) extend or add “call protection” to any existing Class of Term Loans, including amendments to Section 2.18, (b) amend the schedule of amortization payments relating to any existing tranche of Term Loans, including amendments to Section 2.07(1) (provided that any such amendment shall not decrease the dollar amount of any amortization payment to any Lender that would have otherwise been payable to such Lender prior to the effectiveness of the applicable Incremental Amendment) and (c) make other amendments to the terms of any existing Term Loans, in the case of each clause (a), (b) and (c), so that such Incremental Term Loans and the applicable existing Term Loans form the same Class of Term Loans; provided that such amendments are not adverse to the existing Term Loan Lenders (as determined in good faith by the Borrower). Each of the parties hereto hereby agrees that, upon the effectiveness of any Incremental Amendment, this Agreement and the other Loan Documents, as applicable, will be amended to the extent necessary to reflect the existence and terms of the Incremental Term Facility and the Incremental Term Loans evidenced thereby. The Borrower may use the proceeds of the Incremental Term Loans for any purpose not prohibited by this Agreement. 147 US-DOCS\123992845.16 042525-0274 (6) Conditions. The availability of Incremental Term Facilities under this Agreement will be subject solely to no Event of Default shall have occurred and be continuing; provided that in the case of a Limited Condition Transaction, at the Borrower’s option, such Event of Default may be tested in accordance with Section 1.07(8) so long as at the time of the consummation of such Limited Condition Transaction no Event of Default under Section 8.01(1) or Section 8.01(6) (solely with respect to Holdings and the Borrower) shall have occurred and be continuing and no Event of Default shall have occurred and be continuing at the time of execution of a definitive acquisition agreement. (7) Terms. Each Incremental Amendment will set forth the amount and terms of the relevant Incremental Term Facility. The terms of each Incremental Term Facility will be as agreed between the Borrower and the Persons providing such Incremental Term Loans; provided that: (a) the final maturity date of such Incremental Term Loans (other than a Qualifying Bridge Facility) will be no earlier than the Latest Maturity Date of the Closing Date Term Loans; (b) the Weighted Average Life to Maturity of such Incremental Term Loans (other than constituting a Qualifying Bridge Facility) will be no shorter than the longest remaining Weighted Average Life to Maturity of the Closing Date Term Loans; (c) such Incremental Term Loans may participate on a pro rata basis or a less than pro rata basis (but not greater than a pro rata basis) in any mandatory repayments or prepayments of the Term Loans (in each case, other than pursuant to a refinancing or with respect to greater than pro rata payments to an earlier maturing tranche) and may participate on a pro rata basis, greater than pro rata basis or less than pro rata basis in any voluntary prepayments of the Term Loans; and (d) except as otherwise set forth herein, all other terms of any (i) Term Loan Increase will be on terms and pursuant to documentation applicable to the Class of Term Loans, being increased by such Term Loan Increase and (ii) any Incremental Term Facility shall be on terms and pursuant to documentation to be determined; provided that to the extent such terms and documentation are not consistent with the Closing Date Term Loans (except to the extent permitted by clause (8) below), they shall not be materially more favorable to the lenders providing such Incremental Term Facility, when taken as a whole, than the terms of the Closing Date Term Loans (except for covenants or other provisions (1) applicable only to the periods after the Latest Maturity Date of the Closing Date Term Loans or any Incremental Term Facility in effect at such time, (2) to the extent that such covenant or other provision is also added for the benefit of the Closing Date Term Loans or any Incremental Term Facility in effect at such time, (3) that are consistent with market terms and conditions at the time of incurrence or effectiveness (as determined by the Borrower in good faith) or (4) otherwise reasonably satisfactory to the Administrative Agent). (8) Pricing. The interest rate, fees, original issue discount, rate floors and fees and maturity and amortization schedule for any Incremental Term Facilities will be as determined by 148 US-DOCS\123992845.16 042525-0274 the Borrower and the Persons providing such Incremental Term Facilities; provided that for the period commencing on the Closing Date and ending on the eighteen (18) month anniversary thereafter, in the event that the All-In Yield applicable to any Incremental Term Loans which are (A) pari passu with the Closing Date Term Loans in right of payment and with respect to security and (B) consist of term B loans denominated in Dollars (such Incremental Term Loans, “Qualifying Term Loans”), exceeds the All-In Yield of any Closing Date Term Loans by more than 50 basis points, then the interest rate margins for such Closing Date Term Loans shall be increased to the extent necessary so that the All-In Yield of such Closing Date Term Loans is equal to the All-In Yield of such Incremental Term Loans minus 50 basis points; provided further that if the Incremental Term Loans include an interest rate floor greater than the applicable interest rate floor under the Closing Date Term Loans, such differential between interest rate floors shall be equated to the applicable interest rate margin for purpose of determining whether an increase to the interest rate margin under the Closing Date Term Loans shall be required, but only to the extent an increase in the interest rate floor in the Closing Date Term Loans would cause an increase in the interest rate then in effect thereunder, and in such case, the interest rate floor (but not the interest rate margin) applicable to the Closing date Term Loans shall be increased to the extent of such differential between interest rate floors. The foregoing being referred to as the “MFN Protection Provisions”. (9) [Reserved]. (10) The Administrative Agent and the Lenders hereby agree that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in this Agreement shall not apply to the transactions effected pursuant to the immediately preceding sentence. Section 2.15 Refinancing Amendments. (1) Refinancing Loans. At any time after the Closing Date, the Borrower may obtain, from any Lender or any Additional Lender, Credit Agreement Refinancing Indebtedness in respect of all or any portion of the Term Loans then outstanding under this Agreement, in the form of Refinancing Loans or Refinancing Commitments in each case pursuant to a Refinancing Amendment. (2) Refinancing Amendments. The effectiveness of any Refinancing Amendment will be subject only to the satisfaction on the date thereof of such conditions precedent as may be requested by the providers of the applicable Refinancing Loans. The Administrative Agent will promptly notify each Lender as to the effectiveness of each Refinancing Amendment. Refinancing Amendments may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate in the reasonable opinion of the Borrower and the providers of the applicable Refinancing Loans, to effect the provisions of this Section 2.15 and to reflect the existence and terms of the Refinancing Loans incurred pursuant thereto (including any amendments necessary to treat the Term Loans subject thereto as Refinancing Term Loans). A Refinancing Amendment may (a) extend or add “call protection” to any existing Class of Term Loans, including amendments to Section 2.18, (b) amend the schedule of amortization payments relating to any existing tranche of Term Loans, including amendments to Section 2.07(1) (provided that any 149 US-DOCS\123992845.16 042525-0274 such amendment shall not decrease the dollar amount of any amortization payment to any Lender that would have otherwise been payable to such Lender prior to the effectiveness of the applicable Refinancing Amendment) and (c) make other amendments to the terms of any existing Term Loans, in the case of each clause (a), (b) and (c), so that such Refinancing Term Loans and the applicable existing Term Loans form the same Class of Term Loans; provided that such amendments (x) are not adverse to the applicable existing Term Loan Lenders (as determined in good faith by the Borrower) or (y) are consistent with market terms and conditions at the time of incurrence or effectiveness (as determined by the Borrower in good faith). Each of the parties hereto hereby agrees that, upon the effectiveness of any Refinancing Amendment, this Agreement and the other Loan Documents, as applicable, will be amended to the extent necessary to reflect the existence and terms of the Refinancing Loans. (3) Required Consents. Any Refinancing Amendment may, without the consent of any Person, other than the Borrower, the Persons providing the applicable Refinancing Loans and the Administrative Agent (provided that, if such Refinancing Amendment does not affect the rights, duties, privileges or obligations of the Administrative Agent, the Administrative Agent shall only be required to acknowledge such Refinancing Amendment), effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section 2.15, and the Administrative Agent hereby agrees to acknowledge any such Refinancing Amendment that otherwise satisfies the requirements of this Section 2.15 as promptly as possible, however, to the extent the final form of such Refinancing Amendment has been delivered to the Administrative Agent at least 1 Business Day prior to the proposed effectiveness thereof, the Administrative Agent shall acknowledge such Refinancing Amendment immediately (provided that the failure to acknowledge such Refinancing Amendment within such 1 Business Day period shall be deemed to be an acknowledgment). This Section 2.15 supersedes any provision in this Agreement to the contrary (including Section 10.01). (4) Providers of Refinancing Loans. Refinancing Loans may be provided by any existing Lender (it being understood that no exiting Lender shall have an obligation to make all or any portion of any Refinancing Loan) or by any Additional Lender on terms permitted by this Section 2.15. For the avoidance of doubt, any Affiliated Lender that provides any Refinancing Term Loans will be subject to the limitations on Affiliated Lenders set forth in Section 10.07(h) (including the Affiliated Lender Cap). Section 2.16 Extensions of Loans. (1) Extension Offers. Pursuant to one or more offers (each, an “Extension Offer”) made from time to time by the Borrower to all Lenders holding Loans or Commitments of a particular Class with a like Maturity Date, the Borrower may extend such Maturity Date and otherwise modify the terms of such Loans or Commitments pursuant to the terms set forth in an Extension Offer (each, an “Extension,” and each group of Loans or Commitments so extended, as well as any Loans of the same Class not so extended, each being a “tranche” for purposes of this Section 2.16). Each Extension Offer will (i) specify the minimum amount of Loans or Commitments with respect to which an Extension Offer may be accepted, which will be an integral multiple of $1.0 million and an aggregate principal amount that is not less than $10.0 million, or if less, (a) the aggregate principal amount of such Loans outstanding or (b) such 150 US-DOCS\123992845.16 042525-0274 lesser minimum amount as is approved by the Administrative Agent, such consent not to be unreasonably withheld, conditioned or delayed and (ii) set forth the date on which such Extension is requested to become effective (which shall be not less than ten (10) Business Days nor more than sixty (60) days after the date of such Extension notice (or such longer or shorter periods as the Administrative Agent shall agree in its sole discretion)). Extension Offers will be made on a pro rata basis to all Lenders holding Loans or Commitments of a particular Class with a like Maturity Date. If the aggregate outstanding principal amount of such Loans (calculated on the face amount thereof) or Commitments in respect of which Lenders have accepted an Extension Offer exceeds the maximum aggregate principal amount of Loans or Commitments offered to be extended pursuant to such Extension Offer, then the Loans or Commitments of such Lenders will be extended ratably up to such maximum amount based on the respective principal amounts (but not to exceed actual holdings of record) with respect to which such Lenders have accepted such Extension Offer. There is no requirement that any Extension Offer or Extension Amendment (defined as follows) be subject to any “most favored nation” pricing provisions, any condition on the non-existence of any Default or Event of Default or any financial ratio tests. The terms of an Extension Offer shall be determined by the Borrower, and Extension Offers may contain one or more conditions to their effectiveness, including a condition that a minimum amount of Loans or Commitments of any or all applicable tranches be tendered. (2) Extension Amendments. The Lenders hereby irrevocably authorize the Administrative Agent to enter into amendments to this Agreement and the other Loan Documents (each, an “Extension Amendment”) as may be necessary or appropriate in order to effect the provisions of this Section 2.16, establish new tranches in respect of Extended Loans and Extended Commitments and such amendments as permitted by clause (5) below as may be necessary or appropriate in the reasonable opinion of the Borrower in connection with the establishment of such Extended Loans and Extended Commitments. An Extension Amendment may (a) extend or add “call protection” to any existing Class of Term Loans, including amendments to Section 2.18, (b) amend the schedule of amortization payments relating to any existing tranche of Term Loans, including amendments to Section 2.07(1) (provided that any such amendment shall not decrease the dollar amount of any amortization payment to any Lender that would have otherwise been payable to such Lender prior to the effectiveness of the applicable Extension Amendment) and (c) make other amendments to the terms of any existing Term Loans, in the case of each clause (a), (b) and (c), so that such Extended Loans and the applicable existing Term Loans form the same Class of Term Loans; provided that such amendments are (x) not adverse to the existing Term Loan Lenders (as determined in good faith by the Borrower) or (y) consistent with market terms and conditions at the time of incurrence or effectiveness (as determined by the Borrower in good faith). This Section 2.16 supersedes any provision(s) in Section 2.13 or 10.01 to the contrary. Except as otherwise set forth in an Extension Offer, there will be no conditions to the effectiveness of an Extension Amendment. Extensions will not constitute a voluntary or mandatory payment or prepayment for purposes of this Agreement. Any Lender of an existing Class of Term Loans that elects not to participate in Extended Loans or Extended Commitments of such Class of Term Loans shall be referred to herein as a “Non-Extended Lender”. (3) Terms of Extension Offers and Extension Amendments. The terms of any Extended Loans and Extended Commitments will be set forth in an Extension Offer and as 151 US-DOCS\123992845.16 042525-0274 agreed between the Borrower and the Extending Lenders accepting such Extension Offer; provided that: (a) the final maturity date of such Extended Loans and Extended Commitments will be no earlier than the Latest Maturity Date applicable to the Loans or Commitments subject to such Extension Offer; (b) the Weighted Average Life to Maturity of any Extended Loans that are Term Loans will be no shorter than the remaining Weighted Average Life to Maturity of the Term Loans subject to such Extension Offer; (c) any Extended Loans that are Term Loans may participate on a pro rata basis or a less than pro rata basis (but not greater than a pro rata basis) in any mandatory repayments or prepayments of the Term Loans (in each case, other than pursuant to a refinancing) and may participate on a pro rata basis, greater than pro rata basis or less than pro rata basis in any voluntary prepayments of the Term Loans; (d) such Extended Loans and Extended Commitments are not secured by any assets or property that does not constitute Collateral and may not be secured on a senior basis to the existing Term Loans; (e) such Extended Loans and Extended Commitments are not guaranteed by any Subsidiary of the Borrower other than a Subsidiary that is a Loan Party; and (f) the covenants and events of default applicable to Extended Loans or Extended Commitments are either (i) substantially identical to, or, taken as a whole, no more favorable to the Lenders providing such Extended Loans or Extended Commitments than, those applicable to the Loans subject to such Extension Offer, as determined in good faith by a Responsible Officer of the Borrower in its reasonable judgment or (ii) otherwise on customary market terms, as determined in good faith by a Responsible Officer of the Borrower in its reasonable judgment; provided that this clause (f) will not apply: (A) if an Extension Offer is made with respect to all the Loans or Commitments of a particular Class and all such Loans or Commitments are accepted in such Extension Offer and amended pursuant to the applicable Extension Amendment or (B) to any of the following: (1) terms addressed in the preceding clauses (a) through (e), (2) interest rate, fees, funding discounts and other pricing terms, (3) redemption, prepayment or other premiums, 152 US-DOCS\123992845.16 042525-0274

(4) optional redemption or prepayment terms and (5) covenants and events of default applicable only to periods after the Latest Maturity Date at the time of incurrence of such Indebtedness. Any Extended Loans will constitute a separate tranche of Term Loans from the Term Loans held by Lenders that did not accept the applicable Extension Offer. (4) Required Consents. No consent of any Lender or any other Person will be required to effectuate any Extension, other than the consent of the Borrower, the applicable Extending Lender and the Administrative Agent (provided that, if such Extension does not affect the rights, duties, privileges or obligations of the Administrative Agent, the Administrative Agent shall only be required to acknowledge such Extension), and the Administrative Agent hereby agrees to acknowledge any such Extension that otherwise satisfies the requirements of this Section 2.16 as promptly as possible, however, to the extent the final form of such Extension has been delivered to the Administrative Agent at least 1 Business Day prior to the proposed effectiveness thereof, the Administrative Agent shall acknowledge such Extension immediately (provided that the failure to acknowledge such Extension within such 1 Business Day period shall be deemed to be an acknowledgment). The transactions contemplated by this Section 2.16 (including, for the avoidance of doubt, payment of any interest, fees or premium in respect of any Extended Loans on such terms as may be set forth in the relevant Extension Offer) will not require the consent of any other Lender or any other Person, and the requirements of any provision of this Agreement or any other Loan Document that may otherwise prohibit any such Extension or any other transaction contemplated by this Section 2.16 will not apply to any of the transactions effected pursuant to this Section 2.16. Section 2.17 Defaulting Lenders. (1) Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law: (a) Waivers and Amendments. That Defaulting Lender’s right to approve or disapprove of any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 10.01. (b) Reallocation of Payments. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of that Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VIII or otherwise), shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by that Defaulting Lender to the Administrative Agent hereunder; second, as the Borrower may request (so long as no Default or Event of Default has occurred and is continuing), to the funding of any Loan in respect of which that Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; third, if so determined by the Administrative Agent and the Borrower, to be held 153 US-DOCS\123992845.16 042525-0274 in a non-interest bearing deposit account and released in order to satisfy obligations of that Defaulting Lender to fund Loans under this Agreement; fourth, to the payment of any amounts owing to the Lenders, as a result of any judgment of a court of competent jurisdiction obtained by any Lender, against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; fifth, so long as no Default or Event of Default has occurred and is continuing, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; and sixth, to that Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (i) such payment is a payment of the principal amount of any Loans s in respect of which that Defaulting Lender has not fully funded its appropriate share and (ii) such Loans were made at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of that Defaulting Lender. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post cash collateral pursuant to this Section 2.17(1)(b) shall be deemed paid to and redirected by that Defaulting Lender, and each Lender irrevocably consents hereto. (2) Defaulting Lender Cure. If the Borrower and the Administrative Agent agree in writing in their sole discretion that a Defaulting Lender should no longer be deemed to be a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein, that Lender will, to the extent applicable, purchase that portion of outstanding Loans of the other Lenders, whereupon that Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; provided further that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Section 2.18 Loan Repricing Protection. All voluntary prepayments or repayments of all or any portion of the Term Loans, any Repricing Transaction, any mandatory prepayments of Term Loans pursuant to Section 2.05(2)(d), and any repayment of Term Loans following exercise of remedies pursuant to Section 8.02(2) as result of an Event of Default under Section 8.01(11), in any such case prior to the second anniversary of the Closing Date, shall be accompanied by a prepayment premium equal to: (1) for the period on or prior to the first anniversary of the Closing Date, 2.00% of the principal amount of Term Loans so repriced, prepaid or repaid; 154 US-DOCS\123992845.16 042525-0274

(2) for the period on or prior to the second anniversary of the Closing Date but after the first anniversary of the Closing Date, 1.00% of the principal amount of Term Loans so repriced, prepaid or repaid; and (3) thereafter, 0.00% Section 2.19 Permitted Debt Exchanges. (1) Notwithstanding anything to the contrary contained in this Agreement, pursuant to one or more offers (each, a “Permitted Debt Exchange Offer”) made from time to time by the Borrower to all Lenders (other than, with respect to any Permitted Debt Exchange Offer that constitutes an offering of securities, any Lender that, if requested by the Borrower, is unable to certify that it is (i) a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act), (ii) an institutional “accredited investor” (as defined in Rule 501 under the Securities Act) or (iii) not a “U.S. person” (as defined in Rule 902 under the Securities Act)) with outstanding Term Loans of a particular Class, the Borrower may from time to time consummate one or more exchanges of such Term Loans for Indebtedness (in the form of senior secured, senior unsecured, senior subordinated, or subordinated notes or loans) (such Indebtedness, “Permitted Debt Exchange Notes” and each such exchange, a “Permitted Debt Exchange”), so long as the following conditions are satisfied: (i) each such Permitted Debt Exchange Offer shall be made on a pro rata basis to the Lenders (other than, with respect to any Permitted Debt Exchange Offer that constitutes an offering of securities, any Lender that, if requested by the Borrower, is unable to certify that it is (i) a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act), (ii) an institutional “accredited investor” (as defined in Rule 501 under the Securities Act) or (iii) not a “U.S. person” (as defined in Rule 902 under the Securities Act)) of each applicable Class based on their respective aggregate principal amounts of outstanding Term Loans under each such Class; (ii) the aggregate principal amount (calculated on the face amount thereof) of such Permitted Debt Exchange Notes shall not exceed the aggregate principal amount (calculated on the face amount thereof) of Term Loans so refinanced, except to the extent a different incurrence basket pursuant to Section 7.02 is utilized and with respect to an amount equal to any fees, expenses, commissions, underwriting discounts and premiums payable in connection with such Permitted Debt Exchange; (iii) the stated final maturity of such Permitted Debt Exchange Notes is not earlier than the latest Maturity Date for the Class or Classes of Term Loans being exchanged, and such stated final maturity is not subject to any conditions that could result in such stated final maturity occurring on a date that precedes such latest maturity date (it being understood that acceleration or mandatory repayment, prepayment, redemption or repurchase of such Permitted Debt Exchange Notes upon the occurrence of an event of default, a change in control, 155 US-DOCS\123992845.16 042525-0274 an event of loss or an asset disposition shall not be deemed to constitute a change in the stated final maturity thereof); (iv) such Permitted Debt Exchange Notes are not required to be repaid, prepaid, redeemed, repurchased or defeased, whether on one or more fixed dates, upon the occurrence of one or more events or at the option of any holder thereof (except, in each case, upon the occurrence of an event of default, a change in control, an event of loss or an asset disposition) prior to the latest Maturity Date for the Class or Classes of Term Loans being exchanged; provided that, notwithstanding the foregoing, scheduled amortization payments (however denominated, including scheduled offers to repurchase) of such Permitted Debt Exchange Notes shall be permitted so long as the Weighted Average Life to Maturity of such Indebtedness shall be longer than the remaining Weighted Average Life to Maturity of the Class or Classes of Term Loans being exchanged; (v) no Restricted Subsidiary is a borrower or guarantor with respect to such Indebtedness unless such Restricted Subsidiary is or substantially concurrently becomes a Loan Party; (vi) if such Permitted Debt Exchange Notes are secured, such Permitted Debt Exchange Notes are secured on a pari passu basis or junior priority basis to the Obligations and (A) such Permitted Debt Exchange Notes are not secured by any assets not securing the Obligations unless such assets substantially concurrently secure the Obligations and (B) the beneficiaries thereof (or an agent on their behalf) shall become party to the Applicable Intercreditor Agreement; (vii) the terms and conditions of such Permitted Debt Exchange Notes (excluding pricing and optional prepayment or redemption terms or covenants or other provisions applicable only to periods after the Maturity Date of the Class or Classes of Term Loans being exchanged) reflect market terms and conditions at the time of incurrence or issuance; provided that if such Permitted Debt Exchange Notes contain any financial maintenance covenants, such covenants shall not be more restrictive than (or in addition to) those contained in this Agreement (unless such covenants are also added for the benefit of the Lenders under this Agreement, in which case any requirement to so comply shall not require the consent of any Lender or Agent hereunder); (viii) all Term Loans exchanged under each applicable Class by the Borrower pursuant to any Permitted Debt Exchange shall automatically be cancelled and retired by the Borrower on date of the settlement thereof (and, if requested by the Administrative Agent, any applicable exchanging Lender shall execute and deliver to the Administrative Agent an Assignment and Assumption, or such other form as may be reasonably requested by the Administrative Agent, in respect thereof pursuant to which the respective Lender assigns its interest in the Term Loans being exchanged pursuant to the Permitted Debt Exchange to the Borrower for immediate cancellation), and accrued and unpaid interest on such 156 US-DOCS\123992845.16 042525-0274

Term Loans shall be paid to the exchanging Lenders on the date of consummation of such Permitted Debt Exchange or, if agreed to by the Borrower and the Administrative Agent, the next scheduled Interest Payment Date with respect to such Term Loans (with such interest accruing until the date of consummation of such Permitted Debt Exchange); (ix) if the aggregate principal amount of all Term Loans (calculated on the face amount thereof) of a given Class tendered by Lenders in respect of the relevant Permitted Debt Exchange Offer (with no Lender being permitted to tender a principal amount of Term Loans which exceeds the principal amount thereof of the applicable Class actually held by it) shall exceed the maximum aggregate principal amount of Term Loans of such Class offered to be exchanged by the Borrower pursuant to such Permitted Debt Exchange Offer, then the Borrower shall exchange Term Loans under the relevant Class tendered by such Lenders ratably up to such maximum based on the respective principal amounts so tendered, or, if such Permitted Debt Exchange Offer shall have been made with respect to multiple Classes without specifying a maximum aggregate principal amount offered to be exchanged for each Class, and the aggregate principal amount of all Term Loans (calculated on the face amount thereof) of all Classes tendered by Lenders in respect of the relevant Permitted Debt Exchange Offer (with no Lender being permitted to tender a principal amount of Term Loans which exceeds the principal amount thereof actually held by it) shall exceed the maximum aggregate principal amount of Term Loans of all relevant Classes offered to be exchanged by the Borrower pursuant to such Permitted Debt Exchange Offer, then the Borrower shall exchange Term Loans across all Classes subject to such Permitted Debt Exchange Offer tendered by such Lenders ratably up to such maximum amount based on the respective principal amounts so tendered; (x) all documentation in respect of such Permitted Debt Exchange shall be consistent with the foregoing, and all written communications generally directed to the Lenders in connection therewith shall be in form and substance consistent with the foregoing and made in consultation with the Borrower and the Administrative Agent; and (xi) any applicable Minimum Tender Condition or Maximum Tender Condition, as the case may be, shall be satisfied or waived by the Borrower. Notwithstanding anything to the contrary herein, no Lender shall have any obligation to agree to have any of its Loans or Term Commitments exchanged pursuant to any Permitted Debt Exchange Offer. (2) With respect to all Permitted Debt Exchanges effected by the Borrower pursuant to this Section 2.19, such Permitted Debt Exchange Offer shall be made for not less than $10.0 million in aggregate principal amount of Term Loans; provided that subject to the foregoing the Borrower may at its election specify (A) as a condition (a “Minimum Tender Condition”) to consummating any such Permitted Debt Exchange that a minimum amount (to be determined 157 US-DOCS\123992845.16 042525-0274 and specified in the relevant Permitted Debt Exchange Offer in the Borrower’s discretion) of Term Loans of any or all applicable Classes be tendered and/or (B) as a condition (a “Maximum Tender Condition”) to consummating any such Permitted Debt Exchange that no more than a maximum amount (to be determined and specified in the relevant Permitted Debt Exchange Offer in the Borrower’s discretion) of Term Loans of any or all applicable Classes will be accepted for exchange. The Administrative Agent and the Lenders hereby acknowledge and agree that the provisions of Sections 2.05, 2.06, and 2.13 do not apply to the Permitted Debt Exchange and the other transactions contemplated by this Section 2.19 and hereby agree not to assert any Default or Event of Default in connection with the implementation of any such Permitted Debt Exchange or any other transaction contemplated by this Section 2.19. (3) In connection with each Permitted Debt Exchange, the Borrower shall provide the Administrative Agent at least five (5) Business Days’ (or such shorter period as may be agreed by the Administrative Agent) prior written notice thereof, and the Borrower and the Administrative Agent, acting reasonably, shall mutually agree to such procedures as may be necessary or advisable to accomplish the purposes of this Section 2.19; provided that the terms of any Permitted Debt Exchange Offer shall provide that the date by which the relevant Lenders are required to indicate their election to participate in such Permitted Debt Exchange shall be not less than five (5) Business Days following the date on which the Permitted Debt Exchange Offer is made. The Borrower shall provide the final results of such Permitted Debt Exchange to the Administrative Agent no later than three (3) Business Days prior to the proposed date of effectiveness for such Permitted Debt Exchange (or such shorter period agreed to by the Administrative Agent in its sole discretion) and the Administrative Agent shall be entitled to conclusively rely on such results. (4) The Borrower shall be responsible for compliance with, and hereby agrees to comply with, all applicable securities and other laws in connection with each Permitted Debt Exchange, it being understood and agreed that (i) neither the Administrative Agent nor any Lender assumes any responsibility in connection with the Borrower’s compliance with such laws in connection with any Permitted Debt Exchange and (ii) each Lender shall be solely responsible for its compliance with any applicable “insider trading” laws and regulations to which such Lender may be subject under the Exchange Act. Section 2.20 Replacement Loans. This Agreement may be amended with the written consent of the Borrower and the Lenders providing the Replacement Loans (as defined below) to permit the refinancing of all outstanding Term Loans of any Class (“Replaced Loans”) with replacement term loans (“Replacement Loans”) hereunder; provided that: (1) the aggregate principal amount of such Replacement Loans shall not exceed the aggregate principal amount of such Replaced Loans, plus accrued interest, fees, premiums (if any) and penalties thereon and fees and expenses incurred in connection with such refinancing of Replaced Loans with such Replacement Loans, (2) the Weighted Average Life to Maturity of such Replacement Loans shall not be shorter than the Weighted Average Life to Maturity of such Replaced Loans at the time of such refinancing; and 158 US-DOCS\123992845.16 042525-0274

(3) all other terms (other than with respect to pricing, premiums and optional prepayment or redemption terms) applicable to such Replacement Loans shall be substantially identical to, or no more favorable taken as a whole (in each case as determined by the Borrower in its reasonable judgment) to the Lenders providing such Replacement Loans than, those applicable to such Replaced Loans, except to the extent (x) necessary to provide for covenants and other terms applicable to any period after the Latest Maturity Date of the Loans in effect immediately prior to such refinancing or (y) consistent with market terms and conditions at the time of incurrence or effectiveness (as determined by the Borrower in good faith). ARTICLE III TAXES, INCREASED COSTS PROTECTION AND ILLEGALITY Section 3.01 Taxes. (1) Except as required by applicable Law, any and all payments by any Loan Party to or for the account of any Agent or any Lender under any Loan Document shall be made free and clear of and without deduction or withholding for any Taxes. (2) If any Loan Party or any other applicable withholding agent is required by applicable Law (as determined in the good faith discretion of such Loan Party or withholding agent) to make any deduction or withholding on account of any Taxes from any sum paid or payable by or on behalf of any Loan Party to any Lender or Agent under any of the Loan Documents: (a) the applicable Loan Party shall notify the Administrative Agent of any such requirement or any change in any such requirement as soon as such Loan Party becomes aware of it; (b) the applicable Loan Party or other applicable withholding agent shall be entitled to make such deduction or withholding and shall pay any amounts deducted or withheld to the relevant Governmental Authority for any such Tax before the date on which penalties attach thereto, such payment to be made (if the liability to pay is imposed on any Loan Party) for its own account or (if that liability is imposed on the Lender or Agent) on behalf of and in the name of the Lender or Agent (as applicable); (c) if the Tax in question is a Non-Excluded Tax or Other Tax, the sum payable to such Lender or Agent (as applicable) shall be increased by such Loan Party to the extent necessary to ensure that, after the making of any required deduction or withholding for Non-Excluded Taxes or Other Taxes (including any deductions or withholdings for Non-Excluded Taxes or Other Taxes attributable to any payments required to be made under this Section 3.01), the Lender or the Agent (as applicable) receives on the due date a net sum equal to what it would have received had no such deduction or withholding been required or made; and (d) within thirty days after paying any sum from which it is required by Law to make any deduction or withholding, and within thirty days after the due date of payment of any Tax which it is required by clause (b) above to pay, the Borrower shall 159 US-DOCS\123992845.16 042525-0274 deliver to the Administrative Agent evidence reasonably satisfactory to the other affected parties of such deduction or withholding and of the remittance thereof to the relevant Governmental Authority. (3) Status of Lender. The Administrative Agent and each Lender shall, at such times as are reasonably requested by the Borrower or the Administrative Agent, provide the Borrower and the Administrative Agent with any documentation prescribed by Laws or reasonably requested by the Borrower or the Administrative Agent certifying as to any entitlement of such Lender to an exemption from, or reduction in, withholding Tax with respect to any payments to be made to such Lender under any Loan Document. Each such Lender shall, whenever a lapse in time or change in circumstances renders such documentation (including any specific documentation required below in this Section 3.01(3)) obsolete, expired or inaccurate in any material respect, deliver promptly to the Borrower and the Administrative Agent updated or other appropriate documentation (including any new documentation reasonably requested by the Borrower or the Administrative Agent) or promptly notify the Borrower and Administrative Agent of its inability to do so. Without limiting the foregoing: (a) Each U.S. Lender shall deliver to the Borrower and the Administrative Agent on or before the date on which such Lender becomes a party to this Agreement two properly completed and duly signed copies of Internal Revenue Service Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding. (b) Each Foreign Lender shall deliver to the Borrower and the Administrative Agent on or before the date on which such Lender becomes a party to this Agreement (and from time to time thereafter upon the request of the Borrower or the Administrative Agent) whichever of the following is applicable: (i) two properly completed and duly signed copies of Internal Revenue Service Form W-8BEN or W-8BEN-E, as applicable (or any successor forms) claiming eligibility for the benefits of an income tax treaty to which the United States is a party, and such other documentation as required under the Code, (ii) two properly completed and duly signed copies of Internal Revenue Service Form W-8ECI (or any successor forms), (iii) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 871(h) or Section 881(c) of the Code, (A) two properly completed and duly signed certificates substantially in the form of Exhibit H (any such certificate, a “United States Tax Compliance Certificate”) and (B) two properly completed and duly signed copies of Internal Revenue Service Form W-8BEN or W-8BEN-E, as applicable (or any successor forms), (iv) to the extent a Foreign Lender is not the beneficial owner (for example, where the Foreign Lender is a partnership or a participating Lender), 160 US-DOCS\123992845.16 042525-0274 executed originals of Internal Revenue Service Form W-8IMY (or any successor forms) of the Foreign Lender, accompanied by a Form W-8ECI, Form W-8BEN or W-8BEN-E, as applicable, a United States Tax Compliance Certificate, Form W-9, Form W-8IMY and any other required information (or any successor forms) from each beneficial owner that would be required under this Section 3.01(3) if such beneficial owner were a Lender, as applicable (provided that if one or more beneficial owners are claiming the portfolio interest exemption, the United States Tax Compliance Certificate may be provided by such Foreign Lender on behalf of such beneficial owner), or (v) two properly completed and duly signed copies of any other form prescribed by applicable U.S. federal income tax laws (including the Treasury Regulations) as a basis for claiming a complete exemption from, or a reduction in, United States federal withholding Tax on any payments to such Lender under the Loan Documents. (c) If a payment made to a Lender under any Loan Document would be subject to Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Sections 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this paragraph, the term “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Notwithstanding any other provision of this clause (c), a Lender shall not be required to deliver any form that such Lender is not legally eligible to deliver. (4) In addition to the payments by a Loan Party required by Section 3.01(2), the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law. (5) The Loan Parties shall, jointly and severally, indemnify a Lender or Agent (each a “Tax Indemnitee”), within 10 days after written demand therefor, for the full amount of any Non-Excluded Taxes paid or payable by such Tax Indemnitee on or attributable to any payment under or with respect to any Loan Document, and any Other Taxes payable by such Tax Indemnitee (including Non-Excluded Taxes or Other Taxes imposed on or attributable to amounts payable under this Section 3.01), whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability prepared in good faith and delivered by the Tax Indemnitee or by the 161 US-DOCS\123992845.16 042525-0274 Administrative Agent on its own behalf or on behalf of another Tax Indemnitee, shall be conclusive absent manifest error. (6) If and to the extent that a Tax Indemnitee, in its sole discretion (exercised in good faith), determines that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 3.01 (including by the payment of additional amounts pursuant to this Section 3.01), then such Tax Indemnitee shall pay to the relevant Loan Party the amount of such refund, net of all out-of-pocket expenses of the Tax Indemnitee (including any Taxes imposed with respect to such refund), and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that the Loan Party, upon the request of the Tax Indemnitee, agrees to repay the amount paid over by the Tax Indemnitee (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Tax Indemnitee to the extent the Tax Indemnitee is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (6), in no event will the Tax Indemnitee be required to pay any amount to a Loan Party pursuant to this paragraph (6) the payment of which would place the Tax Indemnitee in a less favorable net after-Tax position than the Tax Indemnitee would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This subsection shall not be construed to require a Tax Indemnitee to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to any Loan Party or any other Person. (7) The agreements in this Section 3.01 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder. Section 3.02 Illegality. If any Lender reasonably determines that any Change in Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for such Lender or its applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to the Eurodollar RateSOFR or Term SOFR, or to determine or charge interest rates based upon the Eurodollar Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, Dollars in the London interbank marketSOFR or Term SOFR, then, on written notice thereof by such Lender to the Borrower through the Administrative Agent, (1) any obligation of such Lender to make or continue Eurodollar RateTerm SOFR Loans or to convert Base Rate Loans to Eurodollar RateTerm SOFR Loans shall be suspended, and (2) if such notice asserts the illegality of such Lender making or maintaining Base Rate Loans the interest rate on which is determined by reference to the Eurodollar RateTerm SOFR component of the Base Rate, the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be reasonably determined by the Administrative Agent without reference to the Eurodollar RateTerm SOFR component of the Base Rate, in each case until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (a) the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Eurodollar RateTerm SOFR Loans and shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all Eurodollar RateTerm SOFR Loans of such Lender to Base Rate Loans (the interest rate on which Base Rate Loans of such 162 US-DOCS\123992845.16 042525-0274

Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Eurodollar RateTerm SOFR component of the Base Rate), either on the last day of the Interest Period therefore if such Lender may lawfully continue to maintain such Term SOFR Loan to such day, or immediately, if such Lender may not lawfully continue to maintain such Term SOFR Loan and (b) if such notice asserts the illegality of such Lender determining or charging interest rates based upon the Eurodollar RateTerm SOFR component of the Base Rate with respect to any Base Rate Loans, the Administrative Agent shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to the Eurodollar RateTerm SOFR component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon the Eurodollar RateTerm SOFR. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted. Section 3.03 Inability to Determine Rates. Notwithstanding anything to the contrary herein or in any other Loan Document: (1) On March 5, 2021 the Financial Conduct Authority (“FCA”), the regulatory supervisor of LIBOR’s administrator (“IBA”), announced in a public statement the future cessation or loss of representativeness of overnight/Spot Next, 1-week, 1-month, 2-month, 3-month, 6-month and 12- month U.S. dollar LIBOR tenor settings. On the earliest of (A) the date that all Available Tenors of U.S dollar LIBOR have permanently or indefinitely ceased to be provided by IBA or have been announced by the FCA pursuant to public statement or publication of information to be no longer representative, (B) June 30, 2023 and (C) the Early Opt-in Effective Date in respect of a SOFR Early Opt-in, if the then-current Benchmark is the Adjusted Eurodollar Rate, the Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any setting of such Benchmark on such day and all subsequent settings without any amendment to, or further action or consent of any other party to this Agreement or any other Loan Document. If the Benchmark Replacement is Daily Simple SOFR, all interest payments will be payable on a quarterly basis. (1) (2) [Reserved]. (2) (a) Upon (A) the occurrence of a Benchmark Transition Event or (B) a determination by the Administrative Agent that neither of the alternatives under clause (1) of the definition of Benchmark Replacement are available[reserved], the Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders (and any such objection shall be conclusive and binding absent manifest error). 163 US-DOCS\123992845.16 042525-0274 (b) On the Early Opt-in Effective Date in respect of an Other Rate Early Opt-in, the Benchmark Replacement will replace the Adjusted Eurodollar Rate for all purposes hereunder and under any Loan Document in respect of any setting of such Benchmark on such day and all subsequent settings without any amendment to, or further action or consent of any other party to this Agreement or any other Loan Document. (3) At any time that the administrator of the then-current Benchmark has permanently or indefinitely ceased to provide such Benchmark or such Benchmark has been announced by the regulatory supervisor for the administrator of such Benchmark pursuant to public statement or publication of information to be no longer representative of the underlying market and economic reality that such Benchmark is intended to measure and that representativeness will not be restored, the Borrower may revoke any request for a borrowing of, conversion to or continuation of Loans to be made, converted or continued that would bear interest by reference to such Benchmark until the Borrower’s receipt of notice from the Administrative Agent that a Benchmark Replacement has replaced such Benchmark, and, failing that, the Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Loans. During the period referenced in the foregoing sentence, the component of Base Rate based upon the Benchmark will not be used in any determination of Base Rate. (4) In connection with the implementation and administration of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement. (5) The Administrative Agent will promptly notify the Borrower and the Lenders of (A) the implementation of any Benchmark Replacement and (B) the effectiveness of any Benchmark Replacement Conforming Changes. Any determination, decision or election that may be made by the Administrative Agent pursuant to this Section 3.03, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section 3.03. (6) At any time (including in connection with the implementation of a Benchmark Replacement), (A) if the then-current Benchmark is a term rate (including Term SOFR or the Adjusted Eurodollar Rate), then the Administrative Agent may remove any tenor of such Benchmark that is unavailable or non-representative for Benchmark (including Benchmark Replacement) settings and (B) the Administrative Agent may reinstate any such previously removed tenor for Benchmark (including Benchmark Replacement) settings. Section 3.04 Increased Cost and Reduced Return; Capital Adequacy; Reserves on Eurodollar Rate LoanTerm SOFR Loans. 164 US-DOCS\123992845.16 042525-0274

(1) Increased Costs Generally. If any Change in Law shall: (a) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender; (b) subject any Lender to any Tax of any kind whatsoever with respect to this Agreement or any Eurodollar RateTerm SOFR Loan made by it, or change the basis of taxation of payments to such Lender in respect thereof (except for Non-Excluded Taxes or Other Taxes covered by Section 3.01 and any Excluded Taxes); or (c) impose on any Lender or the London interbankSOFR market any other condition, cost or expense affecting this Agreement or Eurodollar RateTerm SOFR Loans made by such Lender that is not otherwise accounted for in the definition of “Eurodollar RateTerm SOFR” or this clause (c); and the result of any of the foregoing shall be to increase the cost to such Lender of making, converting to, continuing or maintaining any Loan the interest on which is determined by reference to the Eurodollar RateTerm SOFR (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender, or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or any other amount) then, from time to time within fifteen (15) days after demand by such Lender setting forth in reasonable detail such increased costs (with a copy of such demand to the Administrative Agent), the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered; provided that such amounts shall only be payable by the Borrower to the applicable Lender under this Section 3.04(1) so long as it is such Lender’s general policy or practice to demand compensation in similar circumstances under comparable provisions of other financing agreements. (2) Capital Requirements. If any Lender reasonably determines that any Change in Law affecting such Lender or any Lending Office of such Lender or such Lender’s holding company, if any, regarding capital requirements has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by it, to a level below that which such Lender or such Lender’s holding company, as the case may be, could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy), then from time to time upon demand of such Lender setting forth in reasonable detail the charge and the calculation of such reduced rate of return (with a copy of such demand to the Administrative Agent), the Borrower will pay to such Lender additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered; provided that such amounts shall only be payable by the Borrower to the applicable Lender under this Section 3.04(2) so long as it is such Lender’s general policy or practice to demand compensation in similar circumstances under comparable provisions of other financing agreements. 165 US-DOCS\123992845.16 042525-0274 (3) Certificates for Reimbursement. A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in subsection (1) or (2) of this Section 3.04 and delivered to the Borrower shall be conclusive absent manifest error. The Borrower shall pay such Lender, as the case may be, the amount shown as due on any such certificate within fifteen (15) days after receipt thereof. Section 3.05 Funding Losses. Upon written demand of any Lender (with a copy to the Administrative Agent) from time to time, which demand shall set forth in reasonable detail the basis for requesting such amount, the Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense (excluding loss of anticipated profits or margin) actually incurred by it as a result of: (1) any continuation, conversion, payment or prepayment of any Eurodollar RateTerm SOFR Loan on a day prior to the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise); (2) any failure by the Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Eurodollar RateTerm SOFR Loan on the date or in the amount notified by the Borrower; or (3) any assignment of a Eurodollar RateTerm SOFR Loan on a day prior to the last day of the Interest Period therefor as a result of a request by the Borrower pursuant to Section 3.07; including any loss or expense (excluding loss of anticipated profits or margin) actually incurred by reason of the liquidation or reemployment of funds obtained by it to maintain such Eurodollar RateTerm SOFR Loan or from fees payable to terminate the deposits from which such funds were obtained. Notwithstanding the foregoing, no Lender may make any demand under this Section 3.05 with respect to the “floor” specified in the proviso to the definition of “Eurodollar RateTerm SOFR”. Section 3.06 Matters Applicable to All Requests for Compensation. (1) Designation of a Different Lending Office. If any Lender requests compensation under Section 3.04, or the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, or if any Lender gives a notice pursuant to Section 3.02, then such Lender shall use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the good faith judgment of such Lender such designation or assignment (a) would eliminate or reduce amounts payable pursuant to Section 3.01 or 3.04, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 3.02, as applicable, and (b) in each case, would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender in any material economic, legal or regulatory respect. (2) Suspension of Lender Obligations. If any Lender requests compensation by the Borrower under Section 3.04, the Borrower may, by notice to such Lender (with a copy to the Administrative Agent), suspend the obligation of such Lender to make or continue Eurodollar 166 US-DOCS\123992845.16 042525-0274

RateTerm SOFR Loans from one Interest Period to another Interest Period, or to convert Base Rate Loans into Eurodollar RateTerm SOFR Loans until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of Section 3.06(3) shall be applicable); provided that such suspension shall not affect the right of such Lender to receive the compensation so requested. (3) Conversion of Eurodollar RateTerm SOFR Loans. If any Lender gives notice to the Borrower (with a copy to the Administrative Agent) that the circumstances specified in Section 3.02, 3.03 or 3.04 hereof that gave rise to the conversion of such Lender’s Eurodollar RateTerm SOFR Loans no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Eurodollar RateTerm SOFR Loans made by other Lenders, as applicable, are outstanding, such Lender’s Base Rate Loans shall be automatically converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Eurodollar RateTerm SOFR Loans to the extent necessary so that, after giving effect thereto, all Loans of a given Class held by the Lenders of such Class holding Eurodollar RateTerm SOFR Loans and by such Lender are held pro rata (as to principal amounts, interest rate basis, and Interest Periods) in accordance with their respective Pro Rata Shares. (4) Delay in Requests. Failure or delay on the part of any Lender to demand compensation pursuant to the foregoing provisions of Sections 3.01 or 3.04 shall not constitute a waiver of such Lender’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender pursuant to the foregoing provisions of Section 3.01 or 3.04 for any increased costs incurred or reductions suffered more than one hundred and eighty (180) days prior to the date that such Lender notifies the Borrower of the event giving rise to such claim and of such Lender’s intention to claim compensation therefor (except that, if the circumstance giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof). Section 3.07 Replacement of Lenders under Certain Circumstances. If (1) any Lender requests compensation under Section 3.04 or ceases to make Eurodollar RateTerm SOFR Loans as a result of any condition described in Section 3.02 or Section 3.04, (2) the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01 or 3.04, (3) any Lender is a Non-Consenting Lender or Non-Extended Lender, (4) any Lender becomes a Defaulting Lender or (5) any other circumstance exists hereunder that gives the Borrower the right to replace a Lender as a party hereto, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent: (a) require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 10.07), all of its interests, rights and obligations under this Agreement (or, with respect to clause (3) above, all of its interests, rights and obligations with respect to the Class of Loans or Commitments that is the subject of the related consent, waiver, or amendment, as applicable) and the related Loan Documents to one or more Eligible Assignees that shall assume such obligations (any of which assignee may be another Lender, if a Lender accepts such assignment); provided that: 167 US-DOCS\123992845.16 042525-0274 (i) the Borrower shall have paid to the Administrative Agent the assignment fee specified in Section 10.07(b)(iv); (ii) such Lender shall have received payment of an amount equal to the applicable outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.05 and, in the case of a Repricing Transaction, any “prepayment premium” pursuant to Section 2.18 that would otherwise be owed in connection therewith) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts); (iii) such Lender being replaced pursuant to this Section 3.07 shall (i) execute and deliver an Assignment and Assumption with respect to all, or a portion, as applicable, of such Lender’s Commitment and outstanding Loans and (ii) deliver any Term Notes evidencing such Loans to the Borrower or Administrative Agent (or a lost or destroyed note indemnity in lieu thereof); provided that the failure of any such Lender to execute an Assignment and Assumption or deliver such Term Notes shall not render such sale and purchase (and the corresponding assignment) invalid and such assignment shall be recorded in the Register and the Term Notes shall be deemed to be canceled upon such failure; (iv) the Eligible Assignee shall become a Lender hereunder and the assigning Lender shall cease to constitute a Lender hereunder with respect to such assigned Loans and Commitments, except with respect to indemnification and confidentiality provisions under this Agreement, which shall survive as to such assigning Lender; (v) in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments thereafter; (vi) such assignment does not conflict with applicable Laws; (vii) the Lender that acts as Administrative Agent cannot be replaced in its capacity as Administrative Agent other than in accordance with Section 9.11, and (viii) in the case of any such assignment from a Lender becoming a Non-Consenting Lender in connection with a Refinancing Amendment, the applicable Eligible Assignee shall have agreed to, and shall be sufficient (together with all other consenting Lenders) to cause the adoption of the applicable Refinancing Amendment; or (b) terminate the Commitment of such Lender and in the case of a Lender, repay all Obligations of the Borrower owing to such Lender relating to the Loans held by 168 US-DOCS\123992845.16 042525-0274 such Lender as of such termination date (including in the case of a Repricing Transaction, any “prepayment premium” pursuant to Section 2.18 that would otherwise be owed in connection therewith); provided that in the case of any such termination of the Commitment of a Non-Consenting Lender such termination shall be sufficient (together with all other consenting Lenders) to cause the adoption of the applicable consent, waiver or amendment of the Loan Documents and such termination shall, with respect to clause (3) above, be in respect of all of its interests, rights and obligations with respect to the Class of Loans or Commitments that is the subject of the related consent, waiver and amendment. In the event that (i) the Borrower or the Administrative Agent has requested that the Lenders consent to a departure or waiver of any provisions of the Loan Documents or agree to any amendment thereto, (ii) the consent, waiver or amendment in question requires the agreement of each Lender, all affected Lenders or all the Lenders or all affected Lenders with respect to a certain Class or Classes of the Loans/Commitments and (iii) the Required Lenders or Required Facility Lenders, as applicable, have agreed to such consent, waiver or amendment, then any Lender who does not agree to such consent, waiver or amendment shall be deemed a “Non-Consenting Lender.” A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. Section 3.08 Survival. All of the Borrower’s obligations under this Article III shall survive termination of the Aggregate Commitments, repayment, satisfaction or discharge of all other Obligations under this Agreement and resignation of the Administrative Agent. ARTICLE IV CONDITIONS PRECEDENT TO TERM BORROWINGS Section 4.01 Conditions to Term Borrowings on Closing Date. The obligation of each Lender to make the Closing Date Term Loans on the Closing Date is subject to satisfaction (or waiver) of the following conditions precedent: (1) The Administrative Agent’s receipt of the following, each of which shall be originals, facsimiles or copies in.pdf format (followed promptly by originals) unless otherwise reasonably agreed by the Administrative Agent) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party: (a) a Committed Loan Notice; (b) executed counterparts of this Agreement and the Guaranty; (c) each Collateral Document set forth on Schedule 4.01(1)(c) required to be executed on the Closing Date as indicated on such schedule, duly executed by each Loan Party that is party thereto, together with: 169 US-DOCS\123992845.16 042525-0274 (i) certificates, if any, representing the Pledged Collateral referred to therein, and to the extent certificated, accompanied by undated stock or note powers executed in blank; and (ii) evidence that all UCC-1 financing statements (or register of mortgages and charges, as applicable) in the jurisdiction of organization of each Loan Party that the Administrative Agent and the Collateral Agent may deem reasonably necessary to satisfy the Collateral and Guarantee Requirement shall have been provided for, and arrangements for the filing thereof in a manner reasonably satisfactory to the Administrative Agent shall have been made; (d) (I) a copy of the certificate or articles of incorporation, including all amendments thereto, of each Loan Party, certified as of a recent date by the secretary of state of the state of organization of such Loan Party, and the other Organizational Documents of such Loan Party, (II) certificates of good standing from the secretary of state of the state of organization of each Loan Party (to the extent such concept exists in such jurisdiction), (iii) customary certificates of resolutions or other action and (IV) incumbency certificates or other certificates of Responsible Officers of each Loan Party evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party or is to be a party on the Closing Date; (e) a customary legal opinion from Kirkland & Ellis LLP, special counsel to the Loan Parties; and (f) a solvency certificate from a Financial Officer of the Borrower (after giving effect to the Transactions) substantially in the form attached hereto as Exhibit I. (2) The Arrangers shall have received (i) Audited Financial Statements and (ii) the Pro Forma Financial Statements. (3) The Administrative Agent and the Arrangers shall have received at least two (2) Business Days prior to the Closing Date, (a) all documentation and other information in respect of the Loan Parties reasonably determined by the Administrative Agent or the Arrangers to be required by U.S. regulatory authorities required under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, that has been reasonably requested by the Administrative Agent or the Arrangers in writing by it at least ten (10) Business Days prior to the Closing Date and (b) a Beneficial Ownership Certification in relation to any Loan Party that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation. (4) The Arrangers shall have received a certification by a Responsible Officer of the Borrower that the conditions set forth in clauses (5) and (6) of this Section 4.01 have been satisfied (which may be in the form of the Closing Date Committed Loan Notice). (5) The representations and warranties contained in Article V hereof shall be true and correct in all material respects on and as of the Closing Date; provided that to the extent such 170 US-DOCS\123992845.16 042525-0274 representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided further that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates. (6) There shall not have occurred any event since the date of the Audited Financial Statements that constitutes a Material Adverse Effect. (7) All fees required to be paid on the Closing Date, including pursuant to the Engagement Letter, Agency Fee Letter and reasonable out-of-pocket expenses required to be paid on the Closing Date pursuant to the Engagement Letter, to the extent invoiced at least 3 Business Days prior to the Closing Date shall have been paid in full in cash substantially concurrently with the borrowing of the Closing Date Term Loans (which amounts may, at the option of the Borrower, be offset against the proceeds of the Closing Date Term Loans). (8) The Administrative Agent shall have received the ABL Intercreditor Agreement acknowledged and delivered by the Borrower and the other Loan Parties thereto. Without limiting the generality of the provisions of the last paragraph of Section 9.03, for purposes of determining compliance with the conditions specified in this Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto. ARTICLE V REPRESENTATIONS AND WARRANTIES Each of Holdings (solely with respect to Sections 5.01, 5.02, 5.03, 5.10, 5.12 5.13 and 5.17) and the Borrower represents and warrants to the Administrative Agent and the Lenders, that at the time of each applicable Term Borrowing (solely to the extent required to be true and correct for such Term Borrowing pursuant to Article IV or Section 2.14, as applicable): Section 5.01 Existence, Qualification and Power; Compliance with Laws. Each Loan Party and each of its respective Restricted Subsidiaries that is a Material Subsidiary: (1) is a Person duly organized, registered or formed (as applicable), validly existing and in good standing under the Laws of the jurisdiction of its incorporation, formation or organization (as applicable) (to the extent such concept exists in such jurisdiction), (2) has all corporate or other organizational power and authority to (a) own or lease its assets and carry on its business as currently conducted and (b) in the case of the Loan Parties, execute, deliver and perform its obligations under the Loan Documents to which it is a party, 171 US-DOCS\123992845.16 042525-0274 (3) is duly qualified and in good standing (to the extent such concept exists) under the Laws of the jurisdiction of its incorporation, formation or organization or of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business as currently conducted requires such qualification, (4) is in compliance with all applicable Laws, orders, writs, injunctions and orders, and (5) has all requisite governmental licenses, authorizations, consents and approvals to operate its business as currently conducted; except in each case referred to in the preceding clauses (1) (other than with respect to Holdings and Borrower) (2)(a), (3), (4) or (5), to the extent that failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Section 5.02 Authorization; No Contravention. (1) The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is a party have been duly authorized by all necessary corporate or other organizational action. (2) None of the execution, delivery and performance by each Loan Party of each Loan Document to which such Person is a party will: (a) contravene the terms of any of such Person’s Organizational Documents; (b) result in any breach or contravention of, or the creation of any Lien upon any of the property or assets of such Person or any of the Restricted Subsidiaries (other than as permitted by Section 7.01) under (i) any Contractual Obligation in excess of the Threshold Amount to which such Loan Party is a party or affecting such Loan Party or the properties of such Loan party or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject; or (c) violate any applicable Law; except with respect to any breach, contravention or violation (but not creation of Liens) referred to in the preceding clauses (b) and (c), to the extent that such breach, contravention or violation would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Section 5.03 Governmental Authorization. No material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document, except for: 172 US-DOCS\123992845.16 042525-0274

(1) filings and registrations necessary to perfect the Liens on the Collateral granted by the Loan Parties in favor of the Secured Parties, (2) the approvals, consents, exemptions, authorizations, actions, notices and filings that have been duly obtained, taken, given or made and are in full force and effect (except to the extent not required to be obtained, taken, given or made or in full force and effect pursuant to the Collateral and Guarantee Requirement), and (3) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Section 5.04 Binding Effect. This Agreement and each other Loan Document has been duly executed and delivered by each Loan Party that is party hereto or thereto, as applicable. Each Loan Document constitutes a legal, valid and binding obligation of each Loan Party that is party thereto, enforceable against each such Loan Party in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity and principles of good faith and fair dealing. Section 5.05 Financial Statements; No Material Adverse Effect. (1) (a) The Audited Financial Statements fairly present in all material respects the financial condition of the Borrower and its consolidated Subsidiaries as of the date(s) thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the periods covered thereby, except as otherwise expressly noted therein. (b) The unaudited pro forma consolidated balance sheet and related unaudited pro forma consolidated statement of income of the Borrower and its consolidated Subsidiaries, as of and for the 12-month period ending on or about May 1, 2021, prepared after giving effect to the Transactions as if the Transactions had occurred as of such date (in the case of such balance sheet) or at the beginning of such period (in the case of the statement of income) (collectively, the “Pro Forma Financial Statements”), copies of which have heretofore been furnished to the Administrative Agent, have been prepared in good faith, based on assumptions believed by the Borrower to be reasonable as of the date of delivery thereof, and present fairly in all material respects on a pro forma basis the estimated financial position of the Borrower and its consolidated Subsidiaries as of or about May 1, 2021 and their estimated results of operations for the period covered thereby. (2) Since the Closing Date, there has been no event or circumstance, either individually or in the aggregate, that has had or would reasonably be expected to have a Material Adverse Effect. Section 5.06 Litigation. As of the Closing Date, there are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Borrower, overtly threatened in writing, 173 US-DOCS\123992845.16 042525-0274 at law, in equity, in arbitration or before any Governmental Authority, by or against Holdings, the Borrower or any of the Restricted Subsidiaries that would reasonably be expected to have a Material Adverse Effect. Section 5.07 Labor Matters. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect: (1) there are no strikes or other labor disputes against the Borrower or the Restricted Subsidiaries pending or, to the knowledge of the Borrower, overtly threatened in writing and (2) hours worked by and payment made based on hours worked to employees of each of the Borrower or the Restricted Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Laws dealing with wage and hour matters. Section 5.08 Ownership of Property; Liens. Each Loan Party and each of its respective Restricted Subsidiaries has good and valid record title in fee simple to, or valid leasehold interests in, or easements or other limited property interests in, all real property necessary in the ordinary conduct of its business, free and clear of all Liens except for Liens permitted by Section 7.01 and except where the failure to have such title or other interest would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Section 5.09 Environmental Matters. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect: (a) each Loan Party and each of its Restricted Subsidiaries and their respective operations and properties is in compliance with all applicable Environmental Laws; (b) each Loan Party and each of its Restricted Subsidiaries has obtained and maintained all Environmental Permits required to conduct their operations; (c) none of the Loan Parties or any of their respective Restricted Subsidiaries has become subject to any pending or, to the knowledge of the Borrower, threatened Environmental Claim in writing or Environmental Liability; and (d) none of the Loan Parties or any of their respective Restricted Subsidiaries or, to the knowledge of the Borrower, predecessors has treated, stored, transported or Released Hazardous Materials at or from any currently or formerly owned, leased or operated real estate or facility in a manner that would give rise to any Environmental Liability. Section 5.10 Taxes. Except as would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, each Loan Party and each of its Restricted Subsidiaries has timely filed all Tax returns and reports required to be filed, and have timely paid all Taxes (including satisfying its withholding tax obligations) levied or imposed on their properties, income or assets (whether or not shown in a Tax return), which are due and payable, except those Taxes which are being contested in good faith by appropriate actions diligently taken and for which adequate reserves have been provided in accordance with GAAP. There is no proposed Tax assessment, deficiency or other claim against any Loan Party or any of its Restricted Subsidiaries except (i) those being actively contested by a Loan Party or such Restricted Subsidiary in good faith and by appropriate actions diligently taken and for which adequate reserves have been provided in accordance with GAAP or (ii) those which would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect. Section 5.11 ERISA Compliance. 174 US-DOCS\123992845.16 042525-0274

(1) Except as would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, each Plan is in compliance with the applicable provisions of ERISA, the Code and other federal or state Laws. (2) (a) No ERISA Event has occurred or is reasonably expected to occur; (b) none of the Loan Parties or any of their respective ERISA Affiliates has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Sections 4201 et seq. or 4243 of ERISA with respect to a Multiemployer Plan; and (c) none of the Loan Parties or any of their respective ERISA Affiliates has engaged in a transaction that is subject to Sections 4069 or 4212(c) of ERISA; except, with respect to each of the foregoing clauses of this Section 5.11(2), as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. (3) Except where noncompliance or the incurrence of an obligation would not reasonably be expected to result in a Material Adverse Effect, (a) each Foreign Plan has been maintained in substantial compliance with its terms and with the requirements of any and all applicable Laws and (b) none of Holdings, the Borrower or any Subsidiary of any of the foregoing has incurred any obligation in connection with the termination of or withdrawal from any Foreign Plan. Section 5.12 Subsidiaries. (1) As of the Closing Date and after giving effect to the Transactions, all of the outstanding Equity Interests in the Borrower and its Subsidiaries have been validly issued and are fully paid and (if applicable) non-assessable, and all Equity Interests owned by Holdings in the Borrower, and by the Borrower or any Subsidiary Guarantor in any of their respective Restricted Subsidiaries are owned free and clear of all Liens of any person except (a) those Liens created under the Collateral Documents and the “Collateral Documents” (as defined in the ABL Credit Agreement) and (b) any nonconsensual Lien that is permitted under Section 7.01. (2) As of the Closing Date, Schedule 5.12 sets forth: (a) the name and jurisdiction of each Subsidiary, (b) the ownership interests of Holdings in the Borrower and of the Borrower and any Subsidiary of the Borrower in each Subsidiary, including the percentage of such ownership, and (c) the Equity Interests of each Subsidiary described in clause (b) that are required to be pledged on the Closing Date after giving effect to the Transactions pursuant to the Collateral and Guarantee Requirement. 175 US-DOCS\123992845.16 042525-0274 Section 5.13 Margin Regulations; Investment Company Act. (a) No Loan Party is engaged nor will it engage, principally or as one of its important activities, in the business of purchasing or carrying Margin Stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System of the United States), or extending credit for the purpose of purchasing or carrying Margin Stock, and no proceeds of any Borrowings will be used for any purpose that violates Regulation U. (b) No Loan Party is an “investment company” under the Investment Company Act of 1940. Section 5.14 Disclosure. None of the material written information and written data heretofore or contemporaneously furnished in writing by or on behalf of the Borrower or any Subsidiary Guarantor to any Agent or any Lender on or prior to the Closing Date in connection with the Transactions, when taken as a whole, when furnished, contains any material misstatement of fact or omits to state any material fact necessary to make such written information and written data taken as a whole, in the light of the circumstances under which it was delivered, not materially misleading (after giving effect to all modifications and supplements to such written information and written data, in each case, furnished after the date on which such written information or such written data was originally delivered and prior to the Closing Date); it being understood that for purposes of this Section 5.14, such written information and written data shall not include any projections, pro forma financial information, financial estimates, forecasts and forward-looking information or information of a general economic or general industry nature. Section 5.15 Intellectual Property; Licenses, etc. The Borrower and the Restricted Subsidiaries have good and marketable title to, or a valid license or right to use, all patents, patent rights, trademarks, service marks, trade names, copyrights, technology, software, know-how, database rights and other intellectual property rights (collectively, “IP Rights”) that to the knowledge of the Borrower are reasonably necessary for the operation of their respective businesses as currently conducted, except where the failure to have any such rights, either individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. To the knowledge of the Borrower, the operation of the respective businesses of the Borrower or any Subsidiary of the Borrower as currently conducted does not infringe upon, dilute, misappropriate or violate any IP Rights held by any Person except for such infringements, dilutions, misappropriations or violations, individually or in the aggregate, that would not reasonably be expected to have a Material Adverse Effect. No claim or litigation regarding any IP Rights is pending or, to the knowledge of the Borrower, threatened in writing against any Loan Party or Subsidiary, that, either individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect. Section 5.16 Solvency. On the Closing Date after giving effect to the Transactions, the Borrower and its Subsidiaries, on a consolidated basis, are Solvent. Section 5.17 USA PATRIOT Act; Anti-Terrorism Laws; Foreign Corrupt Practices Act. To the extent applicable, Holdings, Borrower and the Restricted Subsidiaries are in 176 US-DOCS\123992845.16 042525-0274

compliance, in all material respects, with (i) the USA PATRIOT Act, (ii) the United States Foreign Corrupt Practices Act of 1977 (the “FCPA”), and (iii) the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 C.F.R. Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto. None of Holdings, Borrower or any Restricted Subsidiary nor, to the knowledge of the Borrower, any director, officer or employee of any of Holdings, the Borrower or any of the Restricted Subsidiaries, is currently the subject of any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”) (“Sanctions”). None of Holdings, Borrower or any Restricted Subsidiary nor, to the knowledge of the Borrower, any director, officer or employee of any of Holdings, the Borrower or any of the Restricted Subsidiaries is: (a) located, organized, or ordinarily resident in a country or territory that is subject to a comprehensive trade embargo administered by OFAC (presently, Cuba, Iran, North Korea, Syria, or the Crimea region of Ukraine (collectively, “Sanctioned Countries”)); (b) identified on OFAC’s Specially Designated Nationals and Blocked Persons List (“SDNs”); (c) majority owned by one or more SDNs (collectively with SDNs, “Sanctioned Persons”); or (d) engaged, directly or knowingly indirectly, in dealings or transactions in or with Sanctioned Countries or Sanctioned Persons that are prohibited by Sanctions. No proceeds of the Loans will be used by Holdings, the Borrower or any Restricted Subsidiary (a) directly or, to the knowledge of the Borrower, indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business, or to obtain any improper advantage, in violation of the FCPA or (b) for the purpose of financing activities of or with any Person, that, at the time of such financing, is the subject of any Sanctions administered by OFAC in violation of applicable Sanctions. Section 5.18 Collateral Documents. Except as otherwise contemplated hereby or under any other Loan Documents and subject to limitations set forth in the Collateral and Guarantee Requirement, the provisions of the Collateral Documents, together with such filings and other actions required to be taken hereby or by the applicable Collateral Documents (including the delivery to Collateral Agent of any Pledged Collateral required to be delivered pursuant hereto or the applicable Collateral Documents), are effective to create in favor of the Collateral Agent for the benefit of the Secured Parties a legal, valid and enforceable Lien (subject to Liens permitted by Section 7.01) with the priority set forth in the Applicable Intercreditor Agreement on all right, title and interest of the respective Loan Parties in the Collateral described therein. Notwithstanding anything herein (including this Section 5.18) or in any other Loan Document to the contrary, no Loan Party makes any representation or warranty as to (A) the effects of perfection or non-perfection, the priority or the enforceability of any pledge of or security interest in any Equity Interests of any Foreign Subsidiary, or as to the rights and remedies of the Agents or any Lender with respect thereto, under foreign Law, (B) the pledge or creation of any security interest, or the effects of perfection or non-perfection, the priority or the enforceability of any pledge of or security interest to the extent such pledge, security interest, perfection or priority is not required pursuant to the Collateral and Guarantee Requirement or (C) any Excluded Assets. 177 US-DOCS\123992845.16 042525-0274 Section 5.19 Use of Proceeds. The Borrower has used the proceeds of the Loans issued hereunder only in compliance with (and not in contravention of) each Loan Document. ARTICLE VI AFFIRMATIVE COVENANTS So long as the Termination Conditions have not been satisfied, each of Holdings (solely with respect to Sections 6.04, 6.05 and 6.13) and the Borrower shall, and shall (except in the case of the covenants set forth in Sections 6.01, 6.02 and 6.03) cause each of the Restricted Subsidiaries to: Section 6.01 Financial Statements. Deliver to the Administrative Agent for prompt further distribution by the Administrative Agent to each Lender each of the following: (1) as soon as available, but in any event within ninety (90) days after the end of each fiscal year of the Borrower, commencing with the fiscal year ending on or about January 29, 2022 (provided, that upon and following the consummation of a Qualifying IPO, extensions granted by the SEC for such filings shall automatically extend the corresponding financial report deadline under this Section 6.01(1)), a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, stockholders’ equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, in reasonable detail and all prepared in accordance with GAAP, audited and accompanied by a report and opinion of any independent registered public accounting firm of nationally recognized standing or another accounting firm, which report and opinion (a) will be prepared in accordance with generally accepted auditing standards and (b) will not be subject to any qualification as to the scope of such audit or be subject to any explanatory statement (other than an “emphasis of matter” paragraph) as to the Borrower’s ability to continue as a “going concern” or like qualification (other than with respect to (i) an upcoming maturity of any Indebtedness permitted hereunder, (ii) any anticipated or actual inability to satisfy any financial maintenance covenant or (iii) the activities, operations, financial results, assets or liabilities of any Unrestricted Subsidiary); (2) as soon as available, but in any event within forty-five (45) days after the end of each of the first three (3) fiscal quarters of each fiscal year of the Borrower commencing with the first fiscal quarter ending after the Closing Date (provided, that upon and following the consummation of a Qualifying IPO, extensions granted by the SEC for such filings shall automatically extend the corresponding financial report deadline under this Section 6.01(2)), a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal quarter, and the related (a) consolidated statement of income or operations for such fiscal quarter and for the portion of the fiscal year then ended and (b) consolidated statement of cash flows for the portion of the fiscal year then ended, setting forth, in each case of the preceding clauses (a) and (b), in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, accompanied by an Officer’s Certificate stating that such financial statements fairly present in all material respects 178 US-DOCS\123992845.16 042525-0274 the financial condition, results of operations and cash flows of the Borrower and its Subsidiaries in accordance with GAAP, subject to normal year-end adjustments and the absence of footnotes; (3) within ninety (90) days after the end of each fiscal year of the Borrower, a consolidated budget for the following fiscal year on a quarterly basis as customarily prepared by management of the Borrower for its internal use (including any projected consolidated balance sheet of the Borrower and its Subsidiaries as of the end of the following fiscal year and the related consolidated statements of projected operations or income, in each case, to the extent prepared by management of the Borrower and included in such consolidated budget), which projected financial statements shall be prepared in good faith on the basis of assumptions believed to be reasonable at the time of preparation of such projected financial statements (it being understood by the Secured Parties that any such projections are not to be viewed as facts, are subject to significant uncertainties and contingencies, many of which are beyond the control of the Loan Parties and the Investors and that no assurance can be given that any particular projections will be realized, that actual results may differ and that such differences may be material); provided that the obligations to deliver a budget under this paragraph shall cease to apply upon and following the consummation of a Qualifying IPO; (4) simultaneously with the delivery of each set of consolidated financial statements referred to in Sections 6.01(1) and 6.01(2), the related unaudited (it being understood that such information may be audited at the option of the Borrower) consolidating financial statements reflecting the adjustments necessary to eliminate the accounts of Unrestricted Subsidiaries (if any) from such consolidated financial statements; and (5) quarterly, upon request of the Administrative Agent, at a time mutually agreed with the Administrative Agent that is promptly after the delivery of the information required pursuant to Section 6.01(1) and Section 6.01(2) above (but no earlier than ten (10) Business Days after the delivery thereof), as applicable, commencing with the delivery of information with respect to the first fiscal quarter ending after the Closing Date, to participate in a conference call for Lenders to discuss the financial position and results of operations of the Borrower and its Subsidiaries for the most recently ended period for which financial statements have been delivered; provided that the obligations of this paragraph shall be satisfied by public investor or similar earnings release calls upon and following the consummation of a Qualifying IPO. Notwithstanding the foregoing, the obligations referred to in Sections 6.01(1) and 6.01(2) may be satisfied with respect to financial information of the Borrower and its Subsidiaries by furnishing (A) the applicable financial statements of any Parent Company or (B) the Borrower’s or such Parent Company’s Form 10-K or 10-Q, as applicable, filed with the SEC (and the public filing of such report with the SEC shall constitute delivery under this Section 6.01; provided, that upon and following the consummation of a Qualifying IPO, extensions granted by the SEC for such filings shall automatically extend the corresponding financial report deadline under this Section 6.01); provided that with respect to each of the preceding clauses (A) and (B), (1) to the extent such information relates to a parent of the Borrower, if and so long as such Parent Company will have Independent Assets or Operations, such information is accompanied by consolidating information that explains in reasonable detail the differences between the information relating to such Parent Company and its Independent Assets or Operations, on the one hand, and the information relating to the Borrower and the consolidated Restricted 179 US-DOCS\123992845.16 042525-0274 Subsidiaries on a stand-alone basis, on the other hand and (2) to the extent such information is in lieu of information required to be provided under Section 6.01(1) (it being understood that such information may be audited at the option of the Borrower), such materials are accompanied by a report and opinion of any independent registered public accounting firm of nationally recognized standing or another accounting firm reasonably acceptable to the Administrative Agent, which report and opinion (x) shall be prepared in accordance with generally accepted auditing standards and (y) shall not be subject to any qualification as to the scope of such audit or be subject to any explanatory statement (other than an “emphasis of matter” paragraph) as to the Borrower’s ability to continue as a “going concern” or like qualification (other than with respect to (i) an upcoming maturity of any Indebtedness permitted hereunder, (ii) any anticipated or actual inability to satisfy any financial maintenance covenant or (iii) the activities, operations, financial results, assets or liabilities of any Unrestricted Subsidiary). Any financial statements required to be delivered pursuant to Sections 6.01(1) or 6.01(2) shall not be required to contain any purchase accounting adjustments for transaction(s) permitted hereunder to the extent it is not practicable to include any such adjustments in such financial statements. Each Lender and the Administrative Agent hereby acknowledges and agrees that the Borrower and its Subsidiaries may be required to restate historical financial statements as the result of the implementation of changes in GAAP, or the respective interpretation thereof, and that such restatements will not result in a Default or an Event of Default under the Loan Documents. Section 6.02 Certificates; Other Information. Deliver to the Administrative Agent for prompt further distribution by the Administrative Agent to each Lender: (1) no later than five (5) days after the delivery of the financial statements referred to in Sections 6.01(1) and (2) (commencing with such delivery for the first full fiscal quarter ending after the Closing Date), a duly completed Compliance Certificate signed by a Financial Officer of the Borrower; (2) promptly after the same are publicly available, copies of all annual, regular, periodic and special reports, proxy statements and registration statements which the Borrower or any Restricted Subsidiary files with the SEC or with any Governmental Authority that may be substituted therefor or with any national securities exchange, as the case may be (other than amendments to any registration statement (to the extent such registration statement, in the form it became effective, is delivered to the Administrative Agent), exhibits to any registration statement and, if applicable, any registration statement on Form S-8), and in any case not otherwise required to be delivered to the Administrative Agent pursuant to any other clause of this Section 6.02; (3) promptly after the furnishing thereof, copies of any notices of events of default to any holder of any class or series of debt securities of any Loan Party having an aggregate outstanding principal amount greater than the Threshold Amount or pursuant to the ABL Facility, so long as the aggregate outstanding principal amount thereunder is greater than the Threshold Amount (in each case, other than in connection with any board observer rights) and 180 US-DOCS\123992845.16 042525-0274 not otherwise required to be furnished to the Administrative Agent pursuant to any other clause of this Section 6.02; (4) together with the delivery of the Compliance Certificate with respect to the financial statements referred to in Section 6.01(1), (a) a report setting forth the information required by Sections IA and IIB of the Perfection Certificate (or confirming that there has been no change in such information since the latter of the Closing Date or the last such report)and (b) a list of each Subsidiary of Holdings that identifies each Subsidiary as a Restricted Subsidiary or an Unrestricted Subsidiary as of the date of delivery of such list or a confirmation that there is no change in such information since the later of the Closing Date and the last such list; and (5) promptly, such additional information regarding the financial affairs of any Loan Party or any Material Subsidiary that is a Restricted Subsidiary as the Administrative Agent may from time to time on its own behalf or on behalf of any Lender reasonably request in writing from time to time. Documents required to be delivered pursuant to Section 6.01 or Section 6.02(2) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (a) on which the Borrower posts such documents, or provides a link thereto, on the Borrower’s (or any Parent Company’s) website on the Internet at the website address listed on Schedule 10.02 hereto (or as such address may be updated from time to time in accordance with Section 10.02); or (b) on which such documents are posted on the Borrower’s behalf on IntraLinks/IntraAgency or another relevant website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that (i) upon written request by the Administrative Agent, the Borrower will deliver paper copies of such documents to the Administrative Agent for further distribution by the Administrative Agent to each Lender until a written request to cease delivering paper copies is given by the Administrative Agent and (ii) the Borrower shall notify (which may be by facsimile or electronic mail) the Administrative Agent of the posting of any such documents or link and, upon the Administrative Agent’s request, provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. Each Lender shall be solely responsible for timely accessing posted documents or requesting delivery of paper copies of such documents from the Administrative Agent and maintaining its copies of such documents. The Borrower hereby acknowledges that (a) the Administrative Agent will make available to the Lenders materials or information provided by or on behalf of the Borrower hereunder (collectively, the “Borrower Materials”) by posting the Borrower Materials on Intralinks or another similar electronic system (the “Platform”) and (b) certain of the Lenders may have personnel who do not wish to receive any information with respect to the Borrower, its Subsidiaries or their respective securities that is not Public-Side Information, and who may be engaged in investment and other market-related activities with respect to such Person’s securities. the Borrower hereby agrees that (i) at the Administrative Agent’s request, all Borrower Materials that are to be made available to Public Lenders will be clearly and conspicuously marked “PUBLIC” which, at a minimum, means that the word “PUBLIC” will appear prominently on the first page thereof; (ii) by marking Borrower Materials “PUBLIC,” the Borrower will be deemed to have authorized the Administrative Agent and the Lenders to treat 181 US-DOCS\123992845.16 042525-0274 such Borrower Materials as containing only Public-Side Information (provided, however, that to the extent such Borrower Materials constitute Information, they will be treated as set forth in Section 10.09); (iii) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated as “Public Side Information”; and (iv) the Administrative Agent and the Arrangers will treat the Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated as “Public Side Information.” Notwithstanding the foregoing, the Borrower shall be under no obligation to mark the Borrower Materials “PUBLIC.” Anything to the contrary notwithstanding, nothing in this Agreement will require Holdings, the Borrower or any Subsidiary to disclose, permit the inspection, examination or making copies or abstracts of, or discussion of, any document, information or other matter, or provide information (i) that constitutes non-financial trade secrets or non-financial proprietary information, (ii) in respect of which disclosure is prohibited by Law or binding agreement or (iii) that is subject to attorney-client or similar privilege or constitutes attorney work product. Section 6.03 Notices. Promptly after a Responsible Officer obtains actual knowledge thereof, notify the Administrative Agent of: (1) any Event of Default, specifying the nature and extent thereof and the corrective action (if any) proposed to be taken with respect thereto; and (2) (a) any dispute, litigation, investigation or proceeding between any Loan Party and any arbitrator or Governmental Authority, (b) the filing or commencement of, or any material development in, any litigation or proceeding affecting any Loan Party or its Subsidiary, or (c) the occurrence of any ERISA Event that, in any such case referred to in clauses (a), (b) or (c) of this Section 6.03(2), has resulted or would reasonably be expected to result in a Material Adverse Effect. Each notice pursuant to this Section 6.03 shall be accompanied by a written statement of a Responsible Officer of the Borrower (a) that such notice is being delivered pursuant to Section 6.03(1) or (2) (as applicable) and (b) setting forth details of the occurrence referred to therein and stating what action the Borrower has taken and proposes to take with respect thereto. Section 6.04 Payment of Obligations. Timely pay, discharge or otherwise satisfy, as the same shall become due and payable, all of its obligations and liabilities in respect of Taxes imposed upon it or upon its income or profits or in respect of its property, except, in each case, to the extent (1) any such Tax is being contested in good faith and by appropriate actions for which appropriate reserves have been established in accordance with GAAP or (2) the failure to pay or discharge the same would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Section 6.05 Preservation of Existence, etc. (1) Preserve, renew and maintain in full force and effect its legal existence under the Laws of the jurisdiction of its organization; and 182 US-DOCS\123992845.16 042525-0274

(2) take all reasonable action to obtain, preserve, renew and keep in full force and effect its rights, licenses, permits, privileges, franchises, and IP Rights material to the conduct of its business, except in the case of clauses (1) or (2) of this Section 6.05 to the extent (other than with respect to the preservation of the existence of the Borrower set forth in clause (1)) that failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or pursuant to any merger, consolidation, provisional liquidation, liquidation, dissolution or disposition permitted by Article VII. Section 6.06 Maintenance of Properties. Except if the failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, maintain, preserve and protect all of its material properties and equipment used in the operation of its business in reasonably good working order, repair and condition, ordinary wear and tear excepted and casualty or condemnation excepted. Section 6.07 Maintenance of Insurance. (1) Maintain with insurance companies that the Borrower believes (in the good faith judgment of its management) are financially sound and reputable at the time the relevant coverage is placed or renewed or with a Captive Insurance Subsidiary, insurance with respect to the Borrower’s and the Restricted Subsidiaries’ properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts (after giving effect to any self-insurance reasonable and customary for similarly situated Persons engaged in the same or similar businesses as the Borrower and the Restricted Subsidiaries) as are customarily carried under similar circumstances by such other Persons, and will furnish to the Lenders, upon written request from the Administrative Agent, information presented in reasonable detail as to the insurance so carried; provided that notwithstanding the foregoing, in no event will the Borrower or any Restricted Subsidiary be required to obtain or maintain insurance that is more restrictive than what is consistent with past practice. Each such policy of insurance will as appropriate, (i) name the Collateral Agent, on behalf of the Secured Parties, as an additional insured thereunder as its interests may appear or (ii) in the case of each casualty insurance policy, contain an additional loss payable clause or endorsement that names the Collateral Agent, on behalf of the Secured Parties, as the additional loss payee thereunder; provided that to the extent that the requirements of this Section 6.07 are not satisfied on the Closing Date, the Borrower may satisfy such requirements within ninety (90) days of the Closing Date (or such later date as the Administrative Agent may agree). Section 6.08 Compliance with Laws. Comply in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees of any Governmental Authority applicable to it or to its business or property (including ERISA, the USA PATRIOT Act, Sanctions, OFAC and FCPA), except if the failure to comply therewith would not reasonably be expected individually or in the aggregate to have a Material Adverse Effect. Section 6.09 Books and Records. Maintain proper books of record and account, in which entries that are full, true and correct in all material respects shall be made of all material 183 US-DOCS\123992845.16 042525-0274 financial transactions and matters involving the assets and business of the Borrower or such Restricted Subsidiary, as the case may be (it being understood and agreed that certain Foreign Subsidiaries may maintain individual books and records in conformity with generally accepted accounting principles in their respective countries of organization and that such maintenance shall not constitute a breach of the representations, warranties or covenants hereunder). Section 6.10 Inspection Rights. Permit representatives and independent contractors of the Administrative Agent and each Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants (subject to such accountants’ customary policies and procedures), all at the reasonable expense of the Borrower and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Borrower; provided that only the Administrative Agent on behalf of the Lenders may exercise rights of the Administrative Agent and the Lenders under this Section 6.10 and the Administrative Agent shall not exercise such rights more often than one (1) time during any calendar year absent the existence of an Event of Default and such time shall be at the Borrower’s expense; provided further that when an Event of Default exists, the Administrative Agent (or any of its representatives or independent contractors) may do any of the foregoing at the expense of the Borrower at any time during normal business hours and upon reasonable advance notice. The Administrative Agent shall give the Borrower the opportunity to participate in any discussions with the Borrower’s independent public accountants. For the avoidance of doubt, this Section 6.10 is subject to the last paragraph of Section 6.02. Section 6.11 Covenant to Guarantee Obligations and Give Security. At the Borrower’s expense, subject to the provisions of the Collateral and Guarantee Requirement and any applicable limitation in any Collateral Document, take all action necessary or reasonably requested by the Administrative Agent or the Collateral Agent to ensure that the Collateral and Guarantee Requirement continues to be satisfied, including: (1) (x) upon (i) the formation or acquisition of any new direct or indirect wholly owned Material Domestic Subsidiary (other than any Excluded Subsidiary) by any Loan Party (including, without limitation, upon the formation of any Material Domestic Subsidiary that is a Division Successor), (ii) the designation of any existing direct or indirect wholly owned Material Domestic Subsidiary (other than any Excluded Subsidiary) as a Restricted Subsidiary, (iii) any Subsidiary (other than any Excluded Subsidiary) becoming a wholly owned Material Domestic Subsidiary or (iv) an Excluded Subsidiary that is a Material Domestic Subsidiary ceasing to be an Excluded Subsidiary but continuing as a Restricted Subsidiary of the Borrower, (y) upon the acquisition of any material assets by any Loan Party or (z) with respect to any Subsidiary at the time it becomes a Loan Party, for any material assets held by such Subsidiary (in each case, other than assets constituting Collateral under a Collateral Document that becomes subject to the Lien created by such Collateral Document upon acquisition thereof (without limitation of the obligations to perfect such Lien)): (a) within sixty (60) days (or such greater number of days specified below) after such formation, acquisition or designation or, in each case, such longer period as the Administrative Agent may agree in its reasonable discretion, cause such Material 184 US-DOCS\123992845.16 042525-0274

Domestic Subsidiary required to become a Guarantor under the Collateral and Guarantee Requirement to execute the Guaranty (or a joinder thereto) and other documentation the Administrative Agent may reasonably request from time to time in order to carry out more effectively the purposes of the Guaranty and the Collateral Documents and: (A) within sixty (60) days after such formation, acquisition or designation, cause each such Material Domestic Subsidiary that is required to become a Guarantor pursuant to the Collateral and Guarantee Requirement to duly execute and deliver to the Collateral Agent supplements to the Security Agreement, a counterpart signature page to the Intercompany Subordination Agreement, Intellectual Property Security Agreements, any Applicable Intercreditor Agreements and other security agreements and documents necessary to satisfy the Collateral and Guarantee Requirement, as reasonably requested by and in form and substance reasonably satisfactory to the Collateral Agent (consistent with the Security Agreement, Intellectual Property Security Agreements and other Collateral Documents in effect on the Closing Date), in each case granting and perfecting Liens required by the Collateral and Guarantee Requirement; (B) within sixty (60) days after such formation, acquisition or designation, cause each such Material Domestic Subsidiary that is required to become a Guarantor pursuant to the Collateral and Guarantee Requirement to deliver any and all certificates representing Equity Interests (to the extent certificated) that are required to be pledged pursuant to the Collateral and Guarantee Requirement, accompanied by undated stock powers or other appropriate instruments of transfer executed in blank and a joinder to the Intercompany Subordination Agreement substantially in the form of Annex I thereto with respect to the intercompany Indebtedness held by such Material Domestic Subsidiary; (C) within sixty (60) days after such formation, acquisition or designation, take and cause (i) the applicable Material Domestic Subsidiary that is required to become a Guarantor pursuant to the Collateral and Guarantee Requirement and (ii) to the extent applicable, each direct or indirect parent of such applicable Material Domestic Subsidiary, in each case, to take customary action(s) (including the filing of Uniform Commercial Code financing statements and delivery of stock and membership interest certificates to the extent certificated) as may be necessary in the reasonable opinion of the Administrative Agent to vest in the Collateral Agent (or in any representative of the Collateral Agent designated by it) valid and perfected (subject to Liens permitted by Section 7.01) Liens required by the Collateral and Guarantee Requirement, enforceable against all third parties in accordance with their terms, except as such enforceability may be limited by Debtor Relief Laws 185 US-DOCS\123992845.16 042525-0274 and by general principles of equity (regardless of whether enforcement is sought in equity or at law); and (D) within sixty (60) days) after the reasonable request therefor by the Administrative Agent (or such longer period as the Administrative Agent may agree in its reasonable discretion), deliver to the Administrative Agent a signed copy of a customary Opinion of Counsel, addressed to the Administrative Agent and the Lenders, of counsel for the Loan Parties reasonably acceptable to the Administrative Agent as to such matters set forth in this Section 6.11(1) as the Administrative Agent may reasonably request (with such opinion being consistent with the Opinion of Counsel delivered to the Administrative Agent on the Closing Date). Section 6.12 Compliance with Environmental Laws. Except, in each case, to the extent that the failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (1) comply, and take all reasonable actions to cause any lessees and other Persons operating or occupying its properties to comply, with all applicable Environmental Laws and Environmental Permits (including any cleanup, removal or remedial obligations thereunder) and (2) obtain and renew all Environmental Permits required to conduct its operations or in connection with its properties. Section 6.13 Further Assurances and Post-Closing Covenant. Subject to the provisions of the Collateral and Guarantee Requirement and any applicable limitations in any Collateral Document and in each case at the expense of the Borrower, promptly upon reasonable request from time to time by the Administrative Agent or the Collateral Agent or as may be required by applicable Laws (a) correct any material defect or error that may be discovered in the execution, acknowledgment, filing or recordation of any Collateral Document or other document or instrument relating to any Collateral, and (b) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as the Administrative Agent or Collateral Agent may reasonably request from time to time in order to carry out more effectively the purposes of the Collateral Documents and to satisfy the Collateral and Guarantee Requirement. The Borrower shall, and shall cause each of its Restricted Subsidiaries to, deliver each of the documents, instruments and agreements and take each of the actions set forth on Schedule 6.13 within the time periods set forth on such Schedule (or such later date as the Administrative Agent may reasonably agree to in writing). Section 6.14 Use of Proceeds. The proceeds of the Closing Date Term Loans will be used (i) to consummate the Closing Date Refinancing on the Closing Date, (ii) to pay the Transaction Expenses, (iii) to fund the Closing Date Distribution and (iv) to the extent any such proceeds remain after the foregoing uses, for general corporate purposes not prohibited by the terms of this Agreement. 186 US-DOCS\123992845.16 042525-0274

Section 6.15 Maintenance of Ratings. Use commercially reasonable efforts to maintain (1) a public corporate credit rating (but not any specific rating) from S&P and a public corporate family rating (but not any specific rating) from Moody’s, in each case in respect of the Borrower, and (2) a public rating (but not any specific rating) in respect of each Term Facility as of the Closing Date from each of S&P and Moody’s. Section 6.16 Accounting Changes. The Borrower shall, and shall cause its Restricted Subsidiaries to, maintain their fiscal year as in effect on the Closing Date; provided, however, that the Borrower may, upon written notice to the Administrative Agent, change its fiscal year to any other fiscal year reasonably acceptable to the Administrative Agent, in which case, the Borrower and the Administrative Agent will, and are hereby authorized by the Lenders to, make any adjustments to this Agreement that are necessary to reflect such change in fiscal year. Section 6.17 Nature of Business. The Borrower shall and shall cause its Restricted Subsidiaries to, engage in material line of business substantially the same as those lines of business conducted by the Borrower and the Restricted Subsidiaries on the Closing Date or any business(es) or any other activities that are reasonably similar, ancillary, incidental, complimentary or related to, or a reasonable extension, development or expansion of, the business conducted or proposed to be conducted by the Borrower and the Restricted Subsidiaries on the Closing Date. Section 6.18 Designation of Subsidiaries. (a) Subject to Section 6.18(b) below, the Borrower may at any time designate any Restricted Subsidiary as an Unrestricted Subsidiary or any Unrestricted Subsidiary as a Restricted Subsidiary; provided that (i) the designation of any Restricted Subsidiary as an Unrestricted Subsidiary shall constitute an Investment by the Borrower therein at the date of designation in an amount equal to the fair market value of the Borrower’s investment therein, (ii) the designation of any Unrestricted Subsidiary as a Restricted Subsidiary shall constitute the incurrence at the time of designation of any Indebtedness or Liens of such Subsidiary existing at such time and (iii) the Indebtedness and Liens of such subsidiary at the time it is designated as a “restricted subsidiary” shall be treated as an Indebtedness and Liens of such Subsidiary at such time; and (b) The Borrower shall not (I) (x) designate any Restricted Subsidiary as an Unrestricted Subsidiary or (y) designate an Unrestricted Subsidiary as a Restricted Subsidiary unless, in any such case (a) after giving pro forma effect thereto, the Total Net Leverage Ratio for the Test Period immediately preceding such designation would be no greater than 2.00 to 1.00 and (b) no Event of Default shall have occurred and be continuing or would result therefrom or (II) (and shall not permit any Restricted Subsidiary to) transfer any Material IP to an Unrestricted Subsidiary. Section 6.19 Transactions with Affiliates. (a) The Borrower shall, and shall permit any Restricted Subsidiaries, to make any payment to, or sell, Lease or transfer or otherwise dispose of any of its properties or assets to, or purchase property or assets from, or enter into or make or amend any 187 US-DOCS\123992845.16 042525-0274 transaction, contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any Affiliate of the Borrower (each of the foregoing, an “Affiliate Transaction”) involving aggregate payments or consideration in excess of $20.0 million, or involving the assignment, transfer or exclusive licensing of any intellectual property that is material to the business, taken as a whole, of any of Holdings, the Borrower or any Restricted Subsidiary (as determined by the Borrower in good faith), only if (A) such Affiliate Transaction does not involve the assignment, transfer or exclusive licensing of intellectual property to an Unrestricted Subsidiary, and is on terms, taken as a whole, that are not materially less favorable to the Borrower or the relevant Restricted Subsidiary than those that would have been obtained at such time in a comparable transaction by the Borrower or such Restricted Subsidiary with a Person other than an Affiliate of the Borrower on an arm’s-length basis or, if in the good faith judgment of the Board of Directors no comparable transaction is available with which to compare such Affiliate Transaction, such Affiliate Transaction is otherwise fair to the Borrower or such Restricted Subsidiary from a financial point of view, and (B) the Borrower delivers to the Administrative Agent with respect to any Affiliate Transaction or series of related Affiliate Transactions requiring aggregate payments or consideration in excess of $30.0 million, a resolution adopted by the majority of the Board of Directors approving such Affiliate Transaction and set forth in an Officer’s Certificate certifying that such Affiliate Transaction complies with clause (A) above. (b) Notwithstanding the foregoing, the following shall be permitted: (1) (a) transactions between or among the Borrower and one or more Restricted Subsidiaries or between or among Restricted Subsidiaries or, in any case, any entity that becomes a Restricted Subsidiary as a result of such transaction and (b) any merger, consolidation or amalgamation of the Borrower and any Parent Company; provided that such merger, consolidation or amalgamation of the Borrower is otherwise in compliance with the terms of this Agreement and effected for a bona fide business purpose; (2) Restricted Payments permitted by Section 7.05 (including any transaction specifically excluded from the definition of the term “Restricted Payments,” including pursuant to the exceptions contained in the definition thereof and the parenthetical exclusions of such definition) and (b) any Permitted Investment(s) or any acquisition otherwise permitted hereunder; (3) (a) so long as no Event of Default under Section 8.01(1) and Section 8.01(6) shall have occurred and be continuing or would result therefrom, the payment of management, consulting, monitoring, transaction, advisory and other fees, indemnities and expenses pursuant 188 US-DOCS\123992845.16 042525-0274 to the Management Services Agreement (including any unpaid management, consulting, monitoring, transaction, advisory and other fees, indemnities and expenses accrued in any prior year) and any termination fees pursuant to the Management Services Agreement, or any amendment thereto or replacement thereof so long as any such amendment or replacement is not materially disadvantageous in the good faith judgment of the Board of Directors to the Lenders when taken as a whole, as compared to the Management Services Agreement as in effect on the Closing Date, (b) the payment of indemnification and similar amounts to, and reimbursement of expenses to, the Investors and its officers, directors, employees and Affiliates, in each case, approved by, or pursuant to arrangements approved by, the Board of Directors, (c) payments, loans, advances or guarantees (or cancellation of loans, advances or guarantees) to future, present or former employees, officers, directors, managers, consultants or independent contractors or guarantees in respect thereof for bona fide business purposes or in the ordinary course of business or consistent with industry practice, (d) any subscription agreement or similar agreement pertaining to the repurchase of Equity Interests pursuant to put/call rights or similar rights with current, former or future officers, directors, employees, managers, consultants and independent contractors of the Borrower, any Subsidiary or any Parent Company and (e) any payment of compensation or other employee compensation, benefit plan or arrangement, any health, disability or similar insurance plan which covers current, former or future officers, directors, employees, managers, consultants and independent contractors of the Borrower, any Subsidiary or any Parent Company; (4) the payment of fees and compensation paid to, and indemnities and reimbursements and employment and severance arrangements provided to, or on behalf of or for the benefit of, present, future or former employees, directors, officers, members of management or consultants (or their respective Controlled Investment Affiliates or Immediate Family Members or any 189 US-DOCS\123992845.16 042525-0274 permitted transferees thereof) of the Borrower, any Parent Company or any Restricted Subsidiary; (5) transactions in which the Borrower or any Restricted Subsidiary, as the case may be, delivers to the Administrative Agent a letter from an Independent Financial Advisor stating that such transaction is fair to the Borrower or such Restricted Subsidiary from a financial point of view or stating that the terms, when taken as a whole, are not materially less favorable to the Borrower or the relevant Restricted Subsidiary than those that would have been obtained in a comparable transaction by the Borrower or such Restricted Subsidiary with a Person that is not an Affiliate of the Borrower on an arm’s length basis; (6) the existence of, or the performance by the Borrower or any Restricted Subsidiary of its obligations under the terms of, any agreement as in effect as of the Closing Date, or any amendment thereto or replacement thereof (so long as any such amendment or replacement is not materially disadvantageous in the good faith judgment of the Board of Directors to the Lenders, when taken as a whole, as compared to the applicable agreement as in effect on the Closing Date); (7) the existence of, or the performance by the Borrower or any Restricted Subsidiary of its obligations under the terms of, any equity holders agreement or the equivalent (including any registration rights agreement or purchase agreement related thereto) to which it is a party as of the Closing Date and any amendment thereto and, similar agreements or arrangements that it may enter into thereafter; provided that the existence of, or the performance by the Borrower or any Restricted Subsidiary of obligations under any future amendment to any such existing agreement or arrangement or under any similar agreement or arrangement entered into after the Closing Date will be permitted by this clause (7) to the extent that the terms of any such amendment or new agreement or arrangement are not otherwise materially disadvantageous in the good faith judgment of the Board of Directors to the Lenders, when taken as a whole, as compared to the original agreement or arrangement in effect on the Closing Date; (8) the Transactions and the payment of all fees and expenses related to the Transactions, including Transaction Expenses and the payment of any Public Company Costs following the consummation of a Qualifying IPO; 190 US-DOCS\123992845.16 042525-0274

(9) transactions with customers, clients, suppliers, contractors, joint venture partners or purchasers or sellers of goods or services, or transactions otherwise relating to the purchase or sale of goods or services, in each case in the ordinary course of business or consistent with industry practice and otherwise in compliance with the terms of this Agreement that are fair to the Borrower and the Restricted Subsidiaries, in the reasonable determination of the Board of Directors or the senior management of the Borrower, or are on terms at least as favorable as might reasonably have been obtained at such time from an unaffiliated party; (10) the issuance, sale or transfer of Equity Interests (other than Disqualified Stock) of the Borrower or any Parent Company to any Person and the granting and performing of customary rights (including registration rights) in connection therewith, and any contribution to the capital of the Borrower; (11) sales or contributions of accounts receivable, or participations therein, or Securitization Assets or related assets in connection with any Qualified Securitization Facility and any other transaction effected in connection with a Qualified Securitization Facility or a financing related thereto and sales; (12) payments by the Borrower or any Restricted Subsidiary made for any financial advisory, consulting, financing, underwriting or placement services or in respect of other investment banking activities, including in connection with acquisitions or divestitures, which payments are approved by, or made pursuant to arrangements approved by, a majority of the Board of Directors in good faith; (13) payments with respect to Indebtedness, Disqualified Stock and other Equity Interests (and cancellation of any thereof) of the Borrower, any Parent Company and any Restricted Subsidiary and Preferred Stock (and cancellation of any thereof) of any Restricted Subsidiary to any future, current or former employee, director, officer, member of management or consultant (or their respective Controlled Investment Affiliates or Immediate Family Members or permitted transferees) of the Borrower, any of its Subsidiaries or any Parent Company pursuant to any management equity plan or stock option plan or any other management or employee benefit plan or agreement or any equity subscription or equity holder agreement that are, in each case, approved by the Borrower in good faith; and any employment agreements, severance arrangements, stock option plans and other compensatory arrangements (and any successor plans thereto) and 191 US-DOCS\123992845.16 042525-0274 any supplemental executive retirement benefit plans or arrangements with any such employees, directors, officers, members of management or consultants (or their respective Controlled Investment Affiliates or Immediate Family Members or any permitted transferees thereof) that are, in each case, approved by the Borrower in good faith; (14) (a) investments by Affiliates in securities of the Borrower (and payment of reasonable out-of-pocket expenses incurred by such Affiliates in connection therewith) so long as the investment is being offered by the Borrower or such Restricted Subsidiary generally to other investors on the same or more favorable terms and (b) payments to Affiliates in respect of securities of the Borrower or any Restricted Subsidiary contemplated in the foregoing subclause (a) or that were acquired from Persons other than the Borrower and the Restricted Subsidiaries, in each case, in accordance with the terms of such securities; (15) payments to or from, and transactions with, any joint venture or Unrestricted Subsidiary or a Parent Company following the consummation of a Qualifying IPO in the ordinary course of business or consistent with past practice, industry practice or industry norms (including, any cash management activities related thereto); (16) payments by the Borrower (and any Parent Company) and its Subsidiaries pursuant to tax sharing agreements among the Borrower (and any Parent Company) and its Subsidiaries that constitute a Tax Group; provided that in each case the amount of such payments in any taxable year does not exceed the amount that the Borrower, its Restricted Subsidiaries and its Unrestricted Subsidiaries (to the extent of amount received from Unrestricted Subsidiaries) would be required to pay in respect of foreign, federal, state and local taxes for such taxable year were the Borrower, its Restricted Subsidiaries and its Unrestricted Subsidiaries (to the extent described above) to pay such taxes separately from any such Parent Company; (17) any lease entered into between the Borrower or any Restricted Subsidiary, as lessee and any Affiliate of the Borrower, as lessor, and any transaction(s) pursuant to that lease, which lease is approved by the Board of Directors or senior management of the Borrower in good faith; 192 US-DOCS\123992845.16 042525-0274

(18) IP Rights licenses in the ordinary course of business or consistent with industry practice; (19) the payment of reasonable out-of-pocket costs and expenses relating to registration rights and indemnities provided to equity holders of the Borrower or any Parent Company pursuant to the equity holders agreement or the registration rights agreement entered into on or after the Closing Date; (20) transactions permitted by, and complying with, Section 7.03 solely for the purpose of (a) reorganizing to facilitate any initial public offering of securities of the Borrower or any Parent Company, (b) forming a holding company or (c) reincorporating the Borrower in a new jurisdiction; (21) transactions undertaken in good faith (as determined by the Board of Directors or certified by senior management of the Borrower in an Officer’s Certificate) for the purposes of improving the consolidated tax efficiency of the Borrower and its Restricted Subsidiaries and not for the purpose of circumventing Articles VI and VII of this Agreement; so long as such transactions, when taken as a whole, do not result in a material adverse effect on the Liens on the Collateral granted by the Loan Parties in favor of the Secured Parties, when taken as a whole, in each case, as determined in good faith by the Board of Directors or certified by senior management of the Borrower in an Officer’s Certificate; (22) (a) transactions with a Person that is an Affiliate of the Borrower (other than an Unrestricted Subsidiary) solely because the Borrower or any Restricted Subsidiary owns, directly or indirectly, Equity Interests in such Person and (b) transactions with any Person that is an Affiliate solely because a director or officer of such Person is a director or officer of the Borrower, any Restricted Subsidiary or any Parent Company; (23) (a) pledges and other transfers of Equity Interests in Unrestricted Subsidiaries and (b) any transactions with an Affiliate in which the consideration paid consists solely of Equity Interests of the Borrower or a Parent Company; (24) the sale, issuance or transfer of Equity Interests (other than Disqualified Stock) of the Borrower; (25) investments by any Investor or Parent Company in securities of the Borrower; 193 US-DOCS\123992845.16 042525-0274 (26) payments in respect of (a) the Obligations (or any Credit Agreement Refinancing Indebtedness), (b) [reserved] or (c) other Indebtedness of the Borrower and its Subsidiaries held by Affiliates; provided that such Obligations were acquired by an Affiliate of the Borrower in compliance herewith; and (27) transactions pursuant to agreements in existence on the Closing Date and set forth on Schedule 6.19 or any amendment thereto. ARTICLE VII NEGATIVE COVENANTS So long as the Termination Conditions are not satisfied: Section 7.01 Liens. The Borrower shall not, nor shall the Borrower permit any Restricted Subsidiary to, directly or indirectly, create, incur or assume any Lien (except any Permitted Lien(s)) that secures obligations under any Indebtedness or any related guarantee of Indebtedness on any asset or property of the Borrower or any Restricted Subsidiary, or any income or profits therefrom. The expansion of Liens by virtue of accretion or amortization of original issue discount, the payment of dividends in the form of Indebtedness, and increases in the amount of Indebtedness outstanding solely as a result of fluctuations in the exchange rate of currencies will not be deemed to be an incurrence of Liens for purposes of this Section 7.01. Section 7.02 Indebtedness. (a) The Borrower shall not, nor shall the Borrower permit any Restricted Subsidiary to, directly or indirectly: (i) create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable or contingently (collectively, “incur” and collectively, an “incurrence”) with respect to any Indebtedness (including Acquired Indebtedness), or (ii) issue any shares of Disqualified Stock or permit any Restricted Subsidiary to issue any shares of Disqualified Stock or Preferred Stock; and (b) the foregoing clause (a) shall not apply to the following: (1) Indebtedness of the Borrower and of its Restricted Subsidiaries under the Loan Documents (including Incremental Term Loans, Refinancing Loans, Extended Loans and Replacement Loans); 194 US-DOCS\123992845.16 042525-0274

(2) [reserved]; (3) the incurrence of Indebtedness by the Borrower and any Restricted Subsidiary in existence on the Closing Date (excluding Indebtedness described in the preceding clauses (1) and (2) and clause (25) below); (4) (a) the incurrence of Attributable Indebtedness and (b) Indebtedness (including Capitalized Lease Obligations and Purchase Money Obligations), Disqualified Stock incurred or issued by the Borrower or any Restricted Subsidiary and Preferred Stock issued by any Restricted Subsidiary, to finance the purchase, lease, expansion, construction, installation, replacement, repair or improvement of property (real or personal), equipment or other assets, including assets that are used or useful in a Similar Business, whether through the direct purchase of assets or the Capital Stock of any Person owning such assets in an aggregate principal amount, together with any Refinancing Indebtedness in respect thereof (excluding any Incremental Amounts) and all other Indebtedness, Disqualified Stock or Preferred Stock incurred or issued and outstanding under this clause (4), without regard to any Indebtedness listed on Schedule 7.02(3), at such time not to exceed the greater of (A) $35.0 million and (B) 20.0% of Adjusted EBITDA of the Borrower and its Restricted Subsidiaries as of the most recently ended Test Period calculated giving pro forma effect thereto and any Refinancing Indebtedness of the Indebtedness referred to in this clause (4) thereof; (5) Indebtedness incurred by the Borrower or any Restricted Subsidiary (a) constituting reimbursement obligations with respect to letters of credit, bank guarantees, banker’s acceptances, warehouse receipts, or similar instruments issued or entered into, or relating to obligations or liabilities incurred, in the ordinary course of business or consistent with industry practice, including in respect of workers’ compensation claims, performance, completion or surety bonds, health, disability or other employee benefits or property, casualty or liability insurance or self-insurance, unemployment insurance or other social security legislation or other Indebtedness with respect to reimbursement-type obligations regarding workers’ compensation claims, performance, completion or surety bonds, health, disability or other employee benefits or property, casualty or liability insurance or self-insurance or (b) as an account party in respect of letters of credit, bank guarantees or similar instruments in favor of suppliers, trade creditors or other Persons issued or incurred in the ordinary course of business or consistent with industry practice; 195 US-DOCS\123992845.16 042525-0274 (6) the incurrence of Indebtedness arising from agreements of the Borrower or any Restricted Subsidiary providing for indemnification, adjustment of purchase price, earnouts or similar obligations, in each case, incurred or assumed in connection with the acquisition or disposition of any business, assets or a Subsidiary, other than guarantees of Indebtedness incurred by any Person acquiring all or any portion of such business, assets or a Subsidiary for the purpose of financing such acquisition; (7) the incurrence of Indebtedness of the Borrower to a Restricted Subsidiary (or to any Parent Company which is substantially contemporaneously transferred to the Borrower or any Restricted Subsidiary); provided that any such Indebtedness for borrowed money owing to a Restricted Subsidiary that is not a Guarantor is expressly subordinated in right of payment to the Loans to the extent permitted by applicable law and it does not result in adverse tax consequences; provided further that any subsequent issuance or transfer of any Capital Stock or any other event that results in any such Restricted Subsidiary ceasing to be a Restricted Subsidiary or any other subsequent transfer of any such Indebtedness (except to the Borrower or another Restricted Subsidiary or any pledge of such Indebtedness constituting a Permitted Lien) will be deemed, in each case, to be an incurrence of such Indebtedness (to the extent such Indebtedness is then outstanding) not permitted by this clause (7); (8) the incurrence of Indebtedness of a Restricted Subsidiary to the Borrower or another Restricted Subsidiary (or to any Parent Company which is substantially contemporaneously transferred to the Borrower or any Restricted Subsidiary) to the extent permitted by Section 7.05; provided that any such Indebtedness for borrowed money incurred by a Guarantor and owing to a Restricted Subsidiary that is not a Guarantor is expressly subordinated in right of payment to the Guaranty of the Loans of such Guarantor to the extent permitted by applicable law and it does not result in adverse tax consequences; provided further that any subsequent issuance or transfer of any Capital Stock or any other event which results in any such Restricted Subsidiary ceasing to be a Restricted Subsidiary or any such subsequent transfer of any such Indebtedness (except to the Borrower or a Restricted Subsidiary or any pledge of such Indebtedness constituting a Permitted Lien) will be deemed, in each case, to be an incurrence of such Indebtedness (to the extent such Indebtedness is then outstanding) not permitted by this clause (8); 196 US-DOCS\123992845.16 042525-0274

(9) the issuance of shares of Preferred Stock or Disqualified Stock of a Restricted Subsidiary issued to the Borrower or a Restricted Subsidiary; provided that any subsequent issuance or transfer of any Capital Stock or any other event that results in any such Restricted Subsidiary that holds such Preferred Stock or Disqualified Stock ceasing to be a Restricted Subsidiary or any other subsequent transfer of any such shares of Preferred Stock or Disqualified Stock (except to the Borrower or another Restricted Subsidiary or any pledge of such Indebtedness constituting a Permitted Lien) will be deemed, in each case, to be an issuance of such shares of Preferred Stock or Disqualified Stock (to the extent such Preferred Stock is then outstanding) not permitted by this clause (9); (10) the incurrence of Hedging Obligations (excluding Hedging Obligations entered into for speculative purposes); (11) the incurrence of Indebtedness in respect of self-insurance and Indebtedness in respect of performance, bid, appeal and surety bonds and performance, banker’s acceptance facilities and completion guarantees and similar obligations provided by the Borrower or any Restricted Subsidiary or Indebtedness in respect of letters of credit, bank guarantees or similar instruments related thereto, in each case in the ordinary course of business or consistent with industry practice, including those incurred to secure health, safety and environmental obligations; (12) the incurrence of: (a) Indebtedness or Disqualified Stock of the Borrower and Indebtedness, Disqualified Stock or Preferred Stock of the Borrower or any Restricted Subsidiary in an aggregate principal amount or liquidation preference up to 100.0% of the net cash proceeds received by the Borrower and its Restricted Subsidiaries since the Closing Date from the issue or sale of Equity Interests of the Borrower, the Borrower and the Subsidiary Guarantors or contributions to the capital of the Borrower, the Borrower and the Subsidiary Guarantors, including through consolidation, amalgamation or merger (in each case, other than proceeds of Disqualified Stock, Specified Equity Contributions or sales of Equity Interests to the Borrower or any Subsidiary) to the extent such net cash proceeds or cash have not been applied to make Restricted Payments with the Available Amount or to make Permitted Investments under clause (9) of the definition of Permitted 197 US-DOCS\123992845.16 042525-0274 Investments; provided that any such Indebtedness shall not mature earlier than the Latest Maturity Date for the Closing Date Term Loans; and (b) Indebtedness or Disqualified Stock of the Borrower and Indebtedness, Disqualified Stock or Preferred Stock of the Borrower or any Restricted Subsidiary in an aggregate principal amount or liquidation preference that, when aggregated with the principal amount and liquidation preference of all other Indebtedness, Disqualified Stock and Preferred Stock then outstanding and incurred or issued, as applicable, pursuant to this clause (12)(b), together with any Refinancing Indebtedness in respect thereof (excluding any Incremental Amounts), does not exceed the greater of (a) $90.0 million and (b) 50.0% of Adjusted EBITDA of the Borrower and its Restricted Subsidiaries as of the most recently ended Test Period calculated giving pro forma effect thereto plus, without duplication, (ii) in the event of any extension, replacement, refinancing, renewal or defeasance of any such Indebtedness or Disqualified Stock, an amount equal to the amount of any premium required to be paid under the terms of the instrument governing such Indebtedness or Disqualified Stock and any defeasance costs and any fees and expenses (including original issue discount, upfront fees or similar fees) incurred in connection with the issuance of such new Indebtedness or the extension, replacement, refunding, refinancing, renewal or defeasance of such Indebtedness or Disqualified Stock (this Section 7.02(b)(12)(b), the “General Debt Basket”); provided that any Indebtedness, Disqualified Stock or Preferred Stock incurred or issued pursuant to this clause (12) will cease to be deemed incurred, issued or outstanding for purposes of this clause (12) but will be deemed incurred or issued as Permitted Ratio Debt from and after the first date on which the Borrower or such Restricted Subsidiary could have incurred or issued such Indebtedness, Disqualified Stock or Preferred Stock as Permitted Ratio Debt without reliance on this clause (12) (it being understood and agreed that such reclassification shall be automatic if at the end of any fiscal quarter such reclassification would then be permitted); (13) the incurrence by the Borrower of Indebtedness or Disqualified Stock or the incurrence by a Restricted Subsidiary of Indebtedness, Disqualified Stock or Preferred Stock that serves to Refinance any Indebtedness permitted under clauses (3) and (12)(a) above, this clause (13) and clauses (14), (23), (29), (30) and (31), or any successive Refinancing Indebtedness with respect to any of the foregoing; 198 US-DOCS\123992845.16 042525-0274

(14) the incurrence of: (a) Indebtedness or Disqualified Stock of the Borrower or Indebtedness, Disqualified Stock or Preferred Stock of a Restricted Subsidiary, that is assumed by the Borrower or any Restricted Subsidiary in connection with a Permitted Acquisition or any other similar acquisition or investment (including the redesignation of an Unrestricted Subsidiary as a Restricted Subsidiary), any Acquired Indebtedness, and Indebtedness, Disqualified Stock or Preferred Stock of Persons that are acquired by the Borrower or any Restricted Subsidiary or merged into, amalgamated or consolidated with the Borrower or a Restricted Subsidiary in accordance with the terms of this Agreement (it being understood that with respect to assumed Indebtedness incurred under this clause (14), such Indebtedness is only the obligation of the Person and/or Person’s Subsidiaries that are acquired or that acquire the relevant assets and such Indebtedness was not created in contemplation of such acquisition); (b) Indebtedness or Disqualified Stock of the Borrower or Indebtedness, Disqualified Stock or Preferred Stock of a Restricted Subsidiary incurred in connection with or to finance a Permitted Acquisition or any other similar acquisition or Investment permitted hereunder in accordance with the terms of this Agreement, in an amount not to exceed the sum of (the Indebtedness being incurred pursuant to this clause (b) being, “Acquisition Debt”): such additional unlimited amounts, so long as (I) in the case of unsecured Indebtedness or Indebtedness secured by assets not constituting Collateral or Disqualified Stock of the Borrower or any Restricted Subsidiary or Preferred Stock of any Restricted Subsidiary, the Total Net Leverage Ratio is not greater than 3.50 to 1.00, (II) in the case of Indebtedness secured by a Lien on the Collateral that is junior to the Liens securing the Obligations (or Disqualified Stock of the Borrower or any Restricted Subsidiary or Preferred Stock of any Restricted Subsidiary secured on a junior basis to the Obligations to the extent permitted under the definition of Permitted Liens), the Senior Secured Leverage Ratio is not greater than 3.00 to 1.00 or (III) in the case of Indebtedness secured by a Lien on the Collateral secured on a pari passu basis with the Closing Date Term Loans (or Disqualified Stock of the Borrower or any Restricted Subsidiary or Preferred Stock of any Restricted Subsidiary secured on a pari passu or 199 US-DOCS\123992845.16 042525-0274 senior basis to the Obligations to the extent permitted under the definition of Permitted Liens), the First Lien Net Leverage Ratio is not greater than 2.00 to 1.00, and in the case of each of the foregoing clauses (I), (II) and (III), determined as of the most recently ended Test Period and on a pro forma basis in accordance with Section 1.07 and including a pro forma application the net proceeds therefrom, without given effect to the incurrence of such Indebtedness and without netting the proceeds therefrom; (15) the incurrence of Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business or consistent with industry practice; (16) the incurrence of Indebtedness of the Borrower or any Restricted Subsidiary supported by letters of credit or bank guarantees permitted hereunder, in each case, in a principal amount not in excess of the stated amount of such letters of credit or bank guarantees; (17) (a) the incurrence of any guarantee by the Borrower or a Restricted Subsidiary of Indebtedness or other obligations of the Borrower or any Restricted Subsidiary so long as the incurrence of such Indebtedness or other obligations incurred by the Borrower or such Restricted Subsidiary is permitted by this Agreement, or (b) any co-issuance by the Borrower or any Restricted Subsidiary of any Indebtedness or other obligations of the Borrower or any Restricted Subsidiary so long as the incurrence of such Indebtedness or other obligations by the Borrower or such Restricted Subsidiary was permitted hereunder; (18) the incurrence of Indebtedness issued by the Borrower or any Restricted Subsidiary to future, present or former employees, directors, officers, members of management and consultants thereof, their respective Controlled Investment Affiliates or Immediate Family Members and permitted transferees thereof, in each case to finance the purchase or redemption of Equity Interests of the Borrower or any Parent Company to the extent described in Section 7.05(b)(4); (19) customer deposits and advance payments received in the ordinary course of business or consistent with industry practice from customers for goods and services purchased in the ordinary course of business or consistent with industry practice; 200 US-DOCS\123992845.16 042525-0274

(20) the incurrence of (a) Indebtedness owed to banks and other financial institutions incurred in the ordinary course of business or consistent with industry practice in connection with ordinary banking arrangements to manage cash balances of the Borrower and its Restricted Subsidiaries and (b) Indebtedness in respect of Cash Management Services, including Cash Management Obligations; (21) Indebtedness incurred by the Borrower or any Restricted Subsidiary in connection with bankers’ acceptances, discounted bills of exchange or the discounting or factoring of receivables for credit management purposes, in each case incurred or undertaken in the ordinary course of business or consistent with industry practice on arm’s-length commercial terms; (22) the incurrence of Indebtedness of the Borrower or any Restricted Subsidiary consisting of (a) the financing of insurance premiums or (b) take-or-pay obligations contained in supply arrangements in each case, incurred in the ordinary course of business or consistent with industry practice; (23) the incurrence of Indebtedness or Disqualified Stock by Restricted Subsidiaries of the Borrower that are not Guarantors in an amount not to exceed and together with any other Indebtedness and Disqualified Stock incurred and outstanding under this clause (23) and any outstanding Indebtedness or Disqualified Stock under clause (13) to Refinance Indebtedness initially incurred in reliance on this clause (23) (excluding any Incremental Amounts) the greater of (a) $40.0 million and (b) 20.0% of Adjusted EBITDA of the Borrower and its Restricted Subsidiaries as of the most recently ended Test Period calculated after giving pro forma effect thereto; it being understood that any Indebtedness or Disqualified Stock deemed incurred or issued pursuant to this clause (23) will cease to be deemed incurred or issued or outstanding for the purpose of this clause (23) but will be deemed incurred or issued under clause (d)(y) of the definition of Permitted Ratio Debt from and after the first date on which the Borrower or such Restricted Subsidiaries could have incurred such Indebtedness under clause (d)(y) of the definition of Permitted Ratio Debt without reliance on this clause (23); (24) the incurrence of Indebtedness by the Borrower or any Restricted Subsidiary undertaken in connection with cash management (including netting services, automatic clearinghouse arrangements, overdraft protections, employee credit card programs and related or similar services or activities) with respect to the Borrower, any Subsidiaries or any joint venture in the 201 US-DOCS\123992845.16 042525-0274 ordinary course of business or consistent with industry practice, including with respect to financial accommodations of the type described in the definition of Cash Management Services; (25) Indebtedness incurred pursuant to the ABL Facility in an aggregate principal amount not to exceed the greater of (1) the sum of (x) $150 million plus (y) the amount permitted to be incurred under the ABL Facility following a commitment increase thereto pursuant to Section 2.15 of the ABL Facility as in effect on the Closing Date and (2) the Borrowing Base (as defined in the ABL Facility as in effect on the Closing Date (and not giving effect to any subsequent amendments thereto)) plus other ABL Obligations not constituting principal and, in each case, together with any Refinancing Indebtedness in respect thereof; (26) guarantees incurred in the ordinary course of business or consistent with industry practice in respect of obligations to suppliers, customers, franchisees, lessors, licensees, sub-licensees and distribution partners; (27) the incurrence of Indebtedness attributable to (but not incurred to finance) the exercise of appraisal rights or the settlement of any claims or actions (whether actual, contingent or potential) with respect to the Transactions or any other acquisition (by merger, consolidation or amalgamation or otherwise) in accordance with the terms hereof; (28) the incurrence of Indebtedness representing deferred compensation to employees of any Parent Company, the Borrower or any Restricted Subsidiary, including Indebtedness consisting of obligations under deferred compensation or any other similar arrangements incurred in connection with the Transactions, any investment or any acquisition (by merger, consolidation or amalgamation or otherwise) permitted under this Agreement; (29) the incurrence of Indebtedness by Restricted Subsidiaries that are not Guarantors in the form of ordinary course working capital lines of credit or other local lines of credit that is non-recourse to any Loan Party and is not secured by assets constituting Collateral, together with any Refinancing Indebtedness in respect thereof; (30) (a) Credit Agreement Refinancing Indebtedness, (b) Permitted Incremental Equivalent Debt and (c) Permitted Debt Exchange Notes; (31) Permitted Ratio Debt; 202 US-DOCS\123992845.16 042525-0274

(32) the incurrence of Indebtedness arising out of any Sale-Leaseback Transaction; (33) the incurrence of Indebtedness to the seller of any business or assets acquired by the Borrower or any Restricted Subsidiary in a Permitted Acquisition or other similar Investment (including Indebtedness to finance the payment of earnout obligations owing to such seller as a result of such transaction); provided that the aggregate amount of Indebtedness permitted under this Section 7.02(b)(33) at any one time outstanding shall not exceed the greater of (x) $40.0 million and (y) 20.0% of Adjusted EBITDA of the Borrower and its Restricted Subsidiaries as of the most recently ended Test Period calculated giving pro forma effect thereto; (34) the incurrence of Indebtedness in an amount not to exceed the aggregate amount of the Available Amount at such time; provided that no Event of Default under Section 8.01(1) or Section 8.01(6) then exists or shall have occurred or be continuing after giving effect to such incurrence of such Indebtedness; (35) [reserved]; (36) [reserved]; (37) Indebtedness of any Unrestricted Subsidiary that is redesignated as a Restricted Subsidiary so long as such Indebtedness was not incurred by such Unrestricted Subsidiary in contemplation of such redesignation (it being acknowledged that (x) a Person that becomes a direct or indirect Restricted Subsidiary of the Borrower as a result of a Permitted Acquisition or permitted Investment may remain liable with respect to Indebtedness existing on the date of such acquisition (and not incurred in contemplation thereof) and (y) an Unrestricted Subsidiary that is redesignated as a Restricted Subsidiary may remain liable with respect to Indebtedness existing on the date of such redesignation (and not incurred in contemplation thereof)); and (38) all premiums (if any), interest (including post-petition interest), fees, expenses, charges and additional or contingent interest on obligations described in clauses (1) through (36) above; (c) For purposes of determining compliance with this Section 7.02: (1) in the event that an item of Indebtedness, Disqualified Stock or Preferred Stock (or any portion thereof) at any time, whether at the time of incurrence or upon the application 203 US-DOCS\123992845.16 042525-0274 of all or a portion of the proceeds thereof or subsequently, meets the criteria of more than one of the categories of permitted Indebtedness, Disqualified Stock or Preferred Stock described in clauses (1) through (38) above, the Borrower, in its sole discretion, may divide and classify and may subsequently re-divide and reclassify, such item of Indebtedness, Disqualified Stock or Preferred Stock (or any portion thereof) and will only be required to include the amount and type of such Indebtedness, Disqualified Stock or Preferred Stock (or a portion thereof) in such of the above clauses as determined by the Borrower at such time; provided that all Indebtedness incurred hereunder on the Closing Date will, at all times, be treated as incurred on the Closing Date under Section 7.02(b)(1) and may not be reclassified; (2) the Borrower is entitled to divide and classify an item of Indebtedness, Disqualified Stock or Preferred Stock in more than one of the types of Indebtedness, Disqualified Stock or Preferred Stock described in Section 7.02(b), subject to the proviso to the preceding clause (1) of this Section 7.02(c); (3) the principal amount of Indebtedness outstanding under any clause of this Section 7.02 will be determined after giving effect to the application of proceeds of any such Indebtedness to refinance any such other Indebtedness; (4) in the event an item of Indebtedness, Disqualified Stock or Preferred Stock (or any portion thereof) is incurred or issued pursuant to a fixed dollar Basket under Section 7.02(b) on the same date that an item of Indebtedness, Disqualified Stock or Preferred Stock (or any portion thereof) is incurred or issued under an applicable incurrence test available under Section 7.02(b), then the applicable incurrence test under Section 7.02(b) will be calculated with respect to such incurrence under such incurrence test without regard to any incurrence under a fixed dollar Basket then available under Section 7.02(b); provided that unless the Borrower elects otherwise, the incurrence of Indebtedness, Disqualified Stock or Preferred Stock will be deemed incurred or issued first under the then available incurrence test under Section 7.02(b) to the extent permitted with the balance incurred under a then available fixed dollar Basket under Section 7.02(b); and (5) guarantees of, or obligations in respect of letters of credit relating to, Indebtedness that are otherwise included in the determination of a particular amount of Indebtedness will not be included in the determination of such amount of Indebtedness; provided that the incurrence of the Indebtedness represented by 204 US-DOCS\123992845.16 042525-0274 such guarantee or letter of credit, as the case may be, was incurred in compliance with this Section 7.02. The accrual of interest or dividends, the accretion of accreted value, the accretion or amortization of original issue discount and the payment of interest or dividends in the form of additional Indebtedness, Disqualified Stock or Preferred Stock and increases in the amount of Indebtedness outstanding solely as a result of fluctuations in the exchange rate of currencies, in each case, will not be deemed to be an incurrence of Indebtedness, Disqualified Stock or Preferred Stock for purposes of this Section 7.02. Any Indebtedness incurred to refinance Indebtedness, Disqualified Stock or Preferred Stock incurred pursuant to clauses (2), (3), (4), (12), (13), (14), (23) and (25) of Section 7.02(b) will be permitted to include additional Indebtedness, Disqualified Stock or Preferred Stock incurred to pay accrued but unpaid interest and dividends and premiums, defeasance costs and fees and expenses incurred in connection with such refinancing. For purposes of determining compliance with any Dollar denominated restriction on the incurrence of Indebtedness or issuance of Disqualified Stock or Preferred Stock, the Dollar equivalent principal amount of Indebtedness or Disqualified Stock or Preferred Stock denominated in a foreign currency will be calculated based on the relevant currency exchange rate in effect on the date such Indebtedness, Disqualified Stock or Preferred Stock was incurred, in the case of term debt, or first committed or first incurred (whichever yields the lower Dollar equivalent), in the case of revolving credit debt; provided that if such Indebtedness, Disqualified Stock or Preferred Stock is issued to Refinance other Indebtedness, Disqualified Stock or Preferred Stock denominated in a foreign currency, and such refinancing would cause the applicable Dollar denominated (or the applicable growth component with respect to such Basket, if greater) restriction to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such refinancing, such Dollar denominated restriction will be deemed not to have been exceeded so long as the principal amount of such refinancing Indebtedness, Disqualified Stock or Preferred Stock does not exceed (i) the principal amount of such Indebtedness, Disqualified Stock or Preferred Stock (as applicable) being refinanced plus (ii) the aggregate amount of accrued but unpaid interest, fees, underwriting discounts, defeasance costs, premiums (including tender premiums) and other costs and expenses (including OID, upfront fees or similar fees) incurred in connection with such refinancing. The principal amount of any Indebtedness, Disqualified Stock or Preferred Stock incurred to refinance other Indebtedness, Disqualified Stock or Preferred Stock, if incurred in a different currency from the Indebtedness, Disqualified Stock or Preferred Stock, as applicable, being refinanced, will be calculated based on the currency exchange rate applicable to the currencies in which such respective Indebtedness or Disqualified Stock or Preferred Stock is denominated that is in effect on the date of such refinancing. The principal amount of any non-interest bearing Indebtedness or other discount security constituting Indebtedness at any date will be the principal amount thereof that would be shown on a balance sheet of the Borrower dated such date prepared in accordance with GAAP. For purposes of determining compliance with this Section 7.02, if any Indebtedness is refinanced in reliance on a Basket measured by reference to a percentage of Adjusted EBITDA, and such refinancing would cause the percentage of Adjusted EBITDA to be exceeded if 205 US-DOCS\123992845.16 042525-0274 calculated based on the Adjusted EBITDA on the date of such refinancing, such percentage of Adjusted EBITDA will not be deemed to be exceeded to the extent the principal amount of such obligations secured by such newly incurred Indebtedness does not exceed the sum of (i) the principal amount of such Indebtedness being refinanced, plus (ii) the related costs incurred or payable in connection with such refinancing. Section 7.03 Fundamental Changes. The Borrower shall not, nor shall the Borrower permit any Restricted Subsidiary to, consolidate, amalgamate or merge with or into or wind up into another Person, or liquidate or dissolve or sell, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person (other than as part of the Transactions but including, in each case, pursuant to a Division), except that: (1) Subject to Section 3.03(a) of the Security Agreement, Holdings or any Restricted Subsidiary may merge or consolidate with the Borrower (including a merger, the purpose of which is to reorganize the Borrower into a new jurisdiction); provided that (a) the Borrower shall be the continuing or surviving Person, and (b) such merger or consolidation does not result in the Borrower ceasing to be organized under the Laws of the United States, any state thereof or the District of Columbia; (2) (a) (1) any Restricted Subsidiary that is not a Loan Party may merge or consolidate with or into any other Restricted Subsidiary that is not a Loan Party and (2) any Restricted Subsidiary that is a Loan Party may merger or consolidate with a Restricted Subsidiary that is not a Loan Party so long as such transaction would otherwise constitute a Permitted Investment, (b) any Restricted Subsidiary may merge or consolidate with or into any other Restricted Subsidiary that is a Loan Party; provided that a Loan Party shall be the continuing or surviving Person or shall otherwise constitute a Permitted Investment; (c) any merger the sole purpose of which is to reincorporate or reorganize a Loan Party in another jurisdiction in the United States will be permitted; and (d) any Restricted Subsidiary may liquidate or dissolve or change its legal form if the Borrower determines in good faith that such action is in the best interests of the Borrower and the Restricted Subsidiaries and is not materially disadvantageous to the Lenders; provided that in the case of clauses (b) through (d) of this Section 7.03(2), (x) no Event of Default shall have occurred and be continuing or result therefrom or, in the case of a Permitted Acquisition or similar committed investment, no Event of Default under Section 8.01(1) or Section 8.01(6) shall have occurred and be continuing or result therefrom; provided that in the case of a Limited Condition Transaction, at the Borrower’s option, such Event of Default may be 206 US-DOCS\123992845.16 042525-0274

tested in accordance with Section 1.07(8) so long as at the time of the consummation of such Limited Condition Transaction, no Event of Default under Section 8.01(1) or Section 8.01(6) shall have occurred and be continuing or result therefrom and (y) the Person who receives the assets of such dissolving or liquidated Restricted Subsidiary that is a Guarantor shall be a Loan Party or such disposition shall otherwise be permitted under Section 7.05 or the definition of “Permitted Investments”; (3) any Restricted Subsidiary may dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to the Borrower or another Restricted Subsidiary; provided that if the transferor in such a transaction is a Loan Party, then (x) the transferee must be a Loan Party or (y) to the extent constituting an Investment, such Investment must be a Permitted Investment in a Restricted Subsidiary which is not a Loan Party in connection with any Investment permitted hereunder; (4) so long as no Event of Default shall have occurred and be continuing or result therefrom or, in the case of a Permitted Acquisition or similar committed investment, no Event of Default under Section 8.01(1) or Section 8.01(6) shall have occurred and be continuing or result therefrom; provided that in the case of a Limited Condition Transaction, at the Borrower’s option, such Event of Default may be tested in accordance with Section 1.07(8) so long as at the time of the consummation of such Limited Condition Transaction, no Event of Default under Section 8.01(1) or Section 8.01(6) shall have occurred and be continuing or result therefrom, the Borrower may merge or consolidate with (or dispose of all or substantially all of its assets to) any other Person; provided that (a) the Borrower shall be the continuing or surviving corporation or (b) if the Person formed by or surviving any such merger or consolidation is not the Borrower (or, in connection with a disposition of all or substantially all of the Borrower’s assets, is the transferee of such assets) (any such Person, a “Successor Borrower”): (i) the Successor Borrower will: (A) be an entity organized or existing under the laws of the United States, any state thereof or the District of Columbia; (B) expressly assume all the obligations of the Borrower under this Agreement and the other Loan Documents to which the Borrower is a party pursuant to a supplement hereto or thereto in form reasonably satisfactory to the Administrative Agent and the Borrower; and (C) deliver to the Administrative Agent (I) an Officer’s Certificate stating that such merger or consolidation or other transaction and such supplement to this Agreement or any Loan Document (as applicable) satisfies the requirements under this Section 7.03(4) and (II) an Opinion of Counsel including customary organization, due execution, no conflicts and enforceability opinions (similar in scope and substance to the opinions delivered to the Administrative Agent on the Closing Date) to the extent reasonably requested by the Administrative Agent; 207 US-DOCS\123992845.16 042525-0274 (ii) substantially contemporaneously with such transaction (or at a later date as agreed by the Administrative Agent), (A) each Guarantor, unless it is the other party to such merger or consolidation, will by a supplement to the Guaranty (or in another form reasonably satisfactory to the Administrative Agent and the Borrower) reaffirm its Guaranty of the Obligations (including the Successor Borrower’s obligations under this Agreement), (B) each Loan Party, unless it is the other party to such merger or consolidation, will, by a supplement to the Security Agreement (or in another form reasonably satisfactory to the Administrative Agent), confirm its grant or pledge thereunder, and (iii) after giving pro forma effect to such incurrence, the Borrower would be permitted to incur at least $1.00 of additional Indebtedness pursuant to clause (31) of Section 7.02(b); or (iv) the Administrative Agent shall have received at least three (3) Business Days prior to such transaction all documentation and other information in respect of the Successor Borrower required under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and the Beneficial Ownership Regulation; provided further that if the foregoing are satisfied, the Successor Borrower will succeed to, and be substituted for, the Borrower under this Agreement; (5) so long as no Event of Default shall have occurred and be continuing or result therefrom or, in the case of a Permitted Acquisition or similar committed investment, no Event of Default under Section 8.01(1) or Section 8.01(6) shall have occurred and be continuing or result therefrom; provided that in the case of a Limited Condition Transaction, at the Borrower’s option, such Event of Default may be tested in accordance with Section 1.07(8) so long as at the time of the consummation of such Limited Condition Transaction, no Event of Default under Section 8.01(1) or Section 8.01(6) shall have occurred and be continuing or result therefrom, Holdings, respectively, may merge or consolidate with (or dispose of all or substantially all of its assets to) any other Person; provided that (a) Holdings, respectively, will be the continuing or surviving Person or (b) if: (i) the Person formed by or surviving any such merger or consolidation is not Holdings, (ii) Holdings is not the Person into which the applicable Person has been liquidated or (iii) in connection with a disposition of all or substantially all of Holdings’ assets, the Person that is the transferee of such assets is not Holdings, as applicable (any such Person described in the preceding clauses (i) through (iii), a “Successor Holdings”), then the Successor Holdings will: 208 US-DOCS\123992845.16 042525-0274

(A) be an entity organized or existing under the laws of the United States, any state thereof or the District of Columbia, (B) expressly assume all the obligations of Holdings under this Agreement and the other Loan Documents to which such Person is a party pursuant to a supplement hereto or thereto in form reasonably satisfactory to the Administrative Agent and the Borrower, and (C) (I) expressly assume all the obligations of Holdings under this Agreement and the other Loan Documents to which such Person is a party pursuant to a supplement hereto or thereto in form reasonably satisfactory to the Administrative Agent and the Borrower and (II) pledge 100% of the Equity Interests of the Borrower to the Administrative Agent as Collateral to secure the Obligations in accordance with the Security Agreement or otherwise in form and substance reasonably satisfactory to the Administrative Agent and the Borrower; (iv) the Administrative Agent shall have received at least three (3) Business Days prior to the such transaction all documentation and other information in respect of the Successor Holdings required under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and the Beneficial Ownership Regulation; provided further that if the foregoing are satisfied, the Successor Holdings will succeed to, and be substituted for, Holdings under this Agreement; (6) any Restricted Subsidiary may merge or consolidate with (or dispose of all or substantially all of its assets to) any other Person in order to effect a Permitted Investment or other investment permitted pursuant to Section 7.05; provided that solely in the case of a merger or consolidation involving a Loan Party and subject to Section 1.07(8) in the case of a Limited Condition Transaction, no Event of Default shall have occurred and be continuing or result therefrom or, in the case of a Permitted Acquisition or similar committed investment, no Event of Default under Section 8.01(1) or Section 8.01(6) (solely with respect to Holdings and the Borrower) shall have occurred and be continuing or result therefrom; provided further, that the continuing or surviving Person will be a Loan Party, in each case, which together with each of its Restricted Subsidiaries, will have complied with the applicable requirements of Section 6.11; (7) a merger, dissolution, provisional liquidation, liquidation, consolidation or disposition, the purpose of which is to effect a disposition permitted pursuant to Section 7.04 (other than under clause (2)(c) of the definition of “Asset Sale”); (8) subject to Section 3.03(a) of the Security Agreement, each of Holdings and the Borrower may (a) convert into a corporation, partnership, limited partnership, limited liability company or trust organized or existing under the laws of the jurisdiction of organization of Holdings or the Borrower, respectively, or the laws of a jurisdiction in the United States and (b) change its name; 209 US-DOCS\123992845.16 042525-0274 (9) the Loan Parties and the Restricted Subsidiaries may consummate the Transactions; (10) the commencement of any proceedings against any Restricted Subsidiary under Debtor Relief Laws to the extent it shall not constitute an Event of Default under Section 8.01(6); and (11) the Transactions shall be permitted. Subject to the Collateral and Guarantee Requirement, in the event a Loan Party changes its (i) name as it appears in official filings in its jurisdiction of incorporation, organization or formation or (ii) chief place of business or chief executive office, each Loan Party shall within 60 days (or such longer time period as may be agreed by the Collateral Agent) after any such change, give the Collateral Agent notice of such change. Section 7.04 Asset Sales. The Borrower shall not, nor shall the Borrower permit any Restricted Subsidiary to, consummate any Asset Sale unless: (1) the Borrower or such Restricted Subsidiary, as the case may be, receives consideration (including by way of relief from, or by any other Person assuming responsibility for, any liabilities, contingent or otherwise in connection with such Asset Sale) at least equal to the fair market value (measured at the time of contractually agreeing to such Asset Sale) of the assets sold or otherwise disposed of, (2) except in the case of a Permitted Asset Swap, at least 75.0% of the consideration for such Asset Sale, together with all other Asset Sales since the Closing Date (on a cumulative basis), received by the Borrower or a Restricted Subsidiary, as the case may be, and to the extent the consideration received in connection with the consummation of such Asset Sale exceeds the greater of (x) $20.0 million and (y) 10.0% of Adjusted EBITDA of the Borrower and its Restricted Subsidiaries as of the most recently ended Test Period calculated giving pro forma effect thereto and is in the form of cash or Cash Equivalents; provided that each of the following will be deemed to be cash or Cash Equivalents for purposes of this clause (2): (a) any liabilities (as shown on the Borrower’s or any Restricted Subsidiary’s most recent balance sheet or in the footnotes thereto or if incurred or accrued subsequent to the date of such balance sheet, such liabilities that would have been reflected on the Borrower’s or a Restricted Subsidiary’s consolidated balance sheet or in the footnotes thereto if such incurrence or accrual had taken place on or prior to the date of such balance sheet, as determined in good faith by the Borrower) of the Borrower or any Restricted Subsidiary, other than liabilities that are by their terms subordinated in right of payment to the Obligations, that are (i) assumed by the transferee of any such assets (or a third party in connection with such transfer) or (ii) otherwise cancelled or terminated in connection with the transaction with such transferee (other than intercompany debt owed to the Borrower or a Restricted Subsidiary to the extent permitted hereunder); (b) any securities, notes or other obligations or assets received by the Borrower or any Restricted Subsidiary from such transferee or in connection with such Asset Sale (including earnouts and similar obligations) that are converted by the 210 US-DOCS\123992845.16 042525-0274

Borrower or a Restricted Subsidiary into cash or Cash Equivalents, or by their terms are required to be satisfied for cash or Cash Equivalents (to the extent of the cash or Cash Equivalents received) within 180 days following the closing of such Asset Sale; (c) any Designated Non-Cash Consideration received by the Borrower or any Restricted Subsidiary in such Asset Sale having an aggregate fair market value, taken together with all other Designated Non-Cash Consideration received pursuant to this clause (c) that is at that time outstanding, not to exceed the greater of (x) $30.0 million and (y) 15.0% of Adjusted EBITDA of the Borrower and its Restricted Subsidiaries as of the most recently ended Test Period calculated giving pro forma effect thereto on the date of the receipt of such Designated Non-Cash Consideration (or, at the Borrower’s option, at the time of contractually agreeing to such Asset Sale), with the fair market value of each item of Designated Non-Cash Consideration being measured, at the Borrower’s option, either at the time of contractually agreeing to such Asset Sale or at the time received and, in either case, without giving effect to any subsequent change(s) in value; or (d) Indebtedness of any Restricted Subsidiary that ceases to be a Restricted Subsidiary as a result of such Asset Sale (other than intercompany debt owed to the Borrower or a Restricted Subsidiary), to the extent that the Borrower and each other Restricted Subsidiary are released from any guarantee of payment of the principal amount of such Indebtedness in connection with such Asset Sale; (3) the Net Proceeds of such Asset Sale shall be applied and/or reinvested as (and to the extent) required by Section 2.05(2)(b); and (4) in the event of an Asset Sale of IP Rights used or useful in connection with the Term Priority Collateral (as defined in the ABL Intercreditor Agreement), the purchaser, assignee or other transferee thereof agrees in writing to be bound by a non-exclusive royalty-free worldwide license of such IP Rights in favor of the Administrative Agent for use in connection with the exercise of the rights and remedies of the Secured Parties, which license shall be in form and substance reasonably satisfactory to the Administrative Agent, and provided further that in the case of an Asset Sale of IP Rights by the Borrower or one of its Restricted Subsidiaries from a third party, the transferee thereof shall be required to provide such a license only to the extent to which the applicable license gives it a right to do so. To the extent any Collateral is disposed of as expressly permitted by this Section 7.04 to any Person other than a Loan Party, such Collateral shall automatically be sold free and clear of the Liens created by the Loan Documents, and, if requested by the Administrative Agent, upon the certification by the Borrower that such disposition is permitted by this Agreement, the Administrative Agent and the Collateral Agent shall be authorized to take any actions deemed appropriate in order to effect the foregoing. Section 7.05 Restricted Payments. (a) The Borrower shall not, nor shall the Borrower permit any Restricted Subsidiary to, directly or indirectly: 211 US-DOCS\123992845.16 042525-0274 (A) declare or pay any dividend or make any payment or distribution on account of the Borrower’s or any Restricted Subsidiary’s Equity Interests (in each case, solely in such Person’s capacity as holder of such Equity Interests), including any dividend or distribution payable in connection with any merger, amalgamation or consolidation, other than: (1) dividends, payments or distributions payable solely in Equity Interests (other than Disqualified Stock) of the Borrower or a Parent Company or in options, warrants or other rights to purchase such Equity Interests; or (2) dividends, payments or distributions by a Restricted Subsidiary so long as, in the case of any dividend, payment or distribution payable on or in respect of any class or series of securities issued by a Restricted Subsidiary other than a wholly owned Subsidiary, the Borrower or a Restricted Subsidiary receives at least its pro rata share of such dividend, payment or distribution in accordance with its Equity Interests in such class or series of securities or such other amount to which it is entitled pursuant to the terms of such Equity Interest; (B) purchase, redeem, defease or otherwise acquire or retire for value any Equity Interests of the Borrower or any Parent Company, including in connection with any merger, amalgamation or consolidation, in each case held by Persons other than the Borrower or a Restricted Subsidiary; (C) make any principal payment on, or redeem, repurchase, defease or otherwise acquire or retire for value, in each case, prior to any scheduled repayment, sinking fund payment or final maturity, of any Covered Indebtedness, other than: (i) Indebtedness permitted under clauses (7), (8) and (9) of Section 7.02(b); or (ii) the payment, redemption, repurchase, defeasance, acquisition or retirement for value of Covered Indebtedness purchased in anticipation of satisfying a sinking fund obligation, principal installment or final maturity, in each case due within one year of the date of such payment, redemption, repurchase, defeasance, acquisition or retirement; (D) make any Restricted Investment; 212 US-DOCS\123992845.16 042525-0274

(all such payments and other actions set forth in clauses (A) through (D) above being collectively referred to as “Restricted Payments”); (b) The provisions of Section 7.05(a) will not prohibit: (1) the payment of any dividend or other distribution or the consummation of any irrevocable redemption within 60 days after the date of declaration of the dividend or other distribution or giving of the redemption notice, as the case may be, if at the date of declaration or notice, the dividend or other distribution or redemption payment would have complied with the provisions of this Section 7.05; (2) (a) the redemption, repurchase, defeasance, discharge, retirement, exchange or other acquisition of (i) any Equity Interests of the Borrower, any Restricted Subsidiary or any Parent Company, including any accrued and unpaid dividends thereon (“Treasury Capital Stock”) or (ii) Covered Indebtedness, in each case, made in exchange for, or out of the proceeds of, a sale or issuance (other than to a Restricted Subsidiary) of Equity Interests of the Borrower or any Parent Company (to the extent such Equity Interests or proceeds therefrom are contributed to the Borrower) (in each case, other than Disqualified Stock) (“Refunding Capital Stock”), (b) the declaration and payment of dividends on Treasury Capital Stock out of the proceeds of a sale or issuance (other than to a Restricted Subsidiary of the Borrower or to an employee stock ownership plan or any trust established by the Borrower or any Restricted Subsidiary) of Refunding Capital Stock made within 120 days of such sale or issuance, and (c) if, immediately prior to the retirement of Treasury Capital Stock, the declaration and payment of dividends thereon by the Borrower were permitted under clauses (6)(a) or (b) of this Section 7.05(b), the declaration and payment of dividends on the Refunding Capital Stock (other than Refunding Capital Stock the proceeds of which were used to redeem, repurchase, retire or otherwise acquire any Equity Interests of any Parent Company) in an aggregate amount per annum no greater than the aggregate amount of dividends per annum that were declarable and 213 US-DOCS\123992845.16 042525-0274 payable on such Treasury Capital Stock immediately prior to such retirement; (3) the principal payment on, defeasance, redemption, repurchase, exchange or other acquisition or retirement of: (a) Covered Indebtedness of the Borrower or a Subsidiary Guarantor made by exchange for, or out of the proceeds of the sale, issuance or incurrence of, new Covered Indebtedness of the Borrower or a Subsidiary Guarantor or Disqualified Stock of the Borrower or a Subsidiary Guarantor; provided such new Covered Indebtedness shall mature no earlier, and not have a shorter weighted average life, than the Covered Indebtedness being refinanced or exchanged, (b) Disqualified Stock of the Borrower or a Subsidiary Guarantor made by exchange for, or out of the proceeds of the sale, issuance or incurrence of Disqualified Stock or Covered Indebtedness of the Borrower or a Subsidiary Guarantor, made within 120 days of such sale, issuance or incurrence, (c) Disqualified Stock of a Restricted Subsidiary that is not a Subsidiary Guarantor made by exchange for, or out of the proceeds of the sale or issuance of, Disqualified Stock of a Restricted Subsidiary that is not a Subsidiary Guarantor, made within 120 days of such sale or issuance that, in each case, is Refinancing Indebtedness incurred or issued, as applicable, in compliance with Section 7.02 and (d) any Covered Indebtedness, Designated Preferred Stock or Disqualified Stock that constitutes Acquired Indebtedness or Indebtedness otherwise assumed pursuant to Section 7.02(b)(14)(a); (4) a Restricted Payment to pay for the repurchase, retirement or other acquisition or retirement for value of Equity Interests (other than Disqualified Stock) (including related stock appreciation rights or similar securities) of the Borrower or any Parent Company held by any future, present or former employee, director, officer, member of management or consultant (or their respective Controlled Investment Affiliates or Immediate Family Members or any permitted transferees thereof) of the Borrower, any of its Subsidiaries or any Parent Company pursuant to any management equity plan or stock option plan or any other 214 US-DOCS\123992845.16 042525-0274 management or employee benefit plan or agreement, or any equity subscription or equity holder agreement (including, for the avoidance of doubt, any principal and interest payable on any notes issued by the Borrower or any Parent Company in connection with any such repurchase, retirement or other acquisition), including any Equity Interests rolled over by management of the Borrower, any of its Subsidiaries or any Parent Company in connection with the Transactions; provided that the aggregate amount of Restricted Payments made under this clause (4) does not exceed $15.0 million in any fiscal year (increasing to $30.0 million in any fiscal year following a Qualifying IPO by the Borrower or any Parent Company) with unused amounts in any calendar year being carried over to the next two succeeding calendar years; provided further that each of the amounts in any calendar year under this clause (4) may be increased by an amount not to exceed: (a) the cash proceeds from the sale of Equity Interests (other than Disqualified Stock) of the Borrower and, to the extent contributed to the Borrower, the cash proceeds from the sale of Equity Interests of any Parent Company, in each case to any future, present or former employees, directors, officers, members of management or consultants (or their respective Controlled Investment Affiliates or Immediate Family Members or any permitted transferees thereof) of the Borrower, any of its Subsidiaries or any Parent Company that occurs after the Closing Date, to the extent the cash proceeds from the sale of such Equity Interests have not otherwise been applied to make a Restricted Payment with the Available Amount; plus (b) the amount of any cash bonuses otherwise payable to members of management, employees, directors or consultants (or their respective Controlled Investment Affiliates or Immediate Family Members or any permitted transferees thereof) of the Borrower, any of its Subsidiaries or any Parent Company that are foregone in exchange for the receipt of Equity Interests of the Borrower or any Parent Company pursuant to any compensation arrangement, including any deferred compensation plan; plus (c) the cash proceeds of life insurance policies received by the Borrower or its Restricted Subsidiaries (or by any Parent Company to the extent contributed to the Borrower) after the Closing Date; minus 215 US-DOCS\123992845.16 042525-0274 (d) the amount of any Restricted Payments previously made with the cash proceeds described in clauses (a), (b) and (c) of this clause (4); provided that the Borrower may elect to apply all or any portion of the aggregate increase contemplated by clauses (a), (b) and (c) above in any calendar year; provided further that cancellation of Indebtedness owing to the Borrower or any Restricted Subsidiary from any future, present or former employees, directors, officers, members of management, or consultants (or their respective Controlled Investment Affiliates or Immediate Family Members or any permitted transferees thereof) of the Borrower, any Parent Company or any Restricted Subsidiary in connection with a repurchase of Equity Interests of the Borrower or any Parent Company will not be deemed to constitute a Restricted Payment for purposes of this Section 7.05 or any other provision of this Agreement; and provided further, that no Event of Default specified in Section 8.01(1) or Section 8.01(6) (solely with respect to Holdings and the Borrower) shall have occurred and be continuing or would result from the making of any Restricted Payment pursuant to this clause (4); (5) any payments made in connection with (i) the Refinancing or exchange of Covered Indebtedness for like or other Covered Indebtedness; provided that (x) such Covered Indebtedness matures no earlier than the Covered Indebtedness that is Refinanced or exchanged and (y) such Covered Indebtedness has a weighted average life to maturity no shorter than such refinanced or exchanged Covered Indebtedness and (ii) Refinancings of Covered Indebtedness assumed in connection with a Permitted Acquisition or other similar Investment permitted hereunder (and not incurred in contemplation thereof); (6) (a) the declaration and payment of dividends or distributions to holders of any class or series of Designated Preferred Stock issued by the Borrower or any Restricted Subsidiary after the Closing Date; (b) the declaration and payment of dividends or distributions to any Parent Company, the proceeds of which will be used to fund the payment of dividends or distributions to holders of any class or series of Designated Preferred Stock issued by such Parent Company after the Closing Date; provided that the amount of dividends and distributions paid pursuant to this clause (b) will not exceed the aggregate amount of cash actually contributed to the Borrower from the sale of such Designated Preferred Stock; or 216 US-DOCS\123992845.16 042525-0274

(c) the declaration and payment of dividends on Refunding Capital Stock that is Designated Preferred Stock in excess of the dividends declarable and payable thereon pursuant to clause (2) of this Section 7.05(b); provided that, in the case of each of clauses (a) and (c) of this clause (6) to the extent such Designated Preferred Stock does not constitute Indebtedness that was incurred under Section 7.02, that for the most recently ended Test Period preceding the date of issuance of such Designated Preferred Stock or the declaration of such dividends on Refunding Capital Stock that is Preferred Stock, after giving effect to such issuance or declaration on a pro forma basis, the Borrower would be able to incur $1.00 of Permitted Ratio Debt (and solely for the purpose of the testing hereunder, including all Designated Preferred Stock issued and outstanding in Consolidated Total Debt); (7) (a) payments made or expected to be made by the Borrower or any Restricted Subsidiary in respect of withholding or similar taxes payable by any future, present or former employee, director, officer, member of management or consultant (or their respective Controlled Investment Affiliates or Immediate Family Members or permitted transferees) of the Borrower, any Restricted Subsidiary or any Parent Company, (b) any repurchases or withholdings of Equity Interests in connection with the exercise of stock options, warrants or similar rights if such Equity Interests represent a portion of the exercise of, or withholding obligations with respect to, such options, warrants or similar rights or required withholding or similar taxes and (c) loans or advances to officers, directors, employees, managers, consultants and independent contractors of the Borrower, any Restricted Subsidiary or any Parent Company in connection with such Person’s purchase of Equity Interests of the Borrower or any Parent Company; provided that no cash is actually advanced pursuant to this clause (c) other than to pay taxes due in connection with such purchase, unless immediately repaid; (8) the declaration and payment of dividends on the Borrower’s common equity (or the payment of dividends to any Parent Company to fund a payment of dividends on such company’s common equity), following the first public offering of the Borrower’s common equity or the common equity of any Parent Company after the Closing Date that is a Qualifying IPO, in 217 US-DOCS\123992845.16 042525-0274 an amount not to exceed the greater of (a) 7.0% per annum of the net cash proceeds received by or contributed to the Borrower other than any public sale constituting an Excluded Contribution and (b) 6.0% per annum of the Market Capitalization at the time of declaration of such Restricted Payment; provided that no Event of Default pursuant to Section 8.01(1) or 8.01(6) (solely with respect to the Borrower) shall have occurred and be continuing or would result therefrom; (9) Restricted Payments in an amount that does not exceed the aggregate amount of Excluded Contributions; (10) Restricted Payments made with the Available Amount; provided that if this clause (10) is utilized to make a Restricted Investment, the amount deemed to be utilized under this clause (10) will be the amount of such Restricted Investment at any time outstanding (with the fair market value of such Investment being measured at the time made and without giving effect to subsequent changes in value, but subject to adjustment as set forth in the definition of “Investment”); provided further that no Event of Default pursuant to Section 8.01(1) or 8.01(6) (solely with respect to the Borrower) shall have occurred and be continuing or would result therefrom; (11) distributions or payments of Securitization Fees or distributions of amounts received in connection with a Qualified Securitization Facility; (12) any Restricted Payment made in connection with the Transactions and the fees and expenses related thereto or owed to any Affiliate(s), including the Closing Date Distribution; (13) the repurchase, redemption, defeasance, acquisition or retirement for value of any Covered Indebtedness from Excluded Proceeds (except to the extent utilized to make Restricted Payments pursuant to clause (10) above); (14) the declaration and payment of dividends or distributions by the Borrower or any Restricted Subsidiary to, or the making of loans or advances to, the Borrower or any Parent Company in amounts required for any Parent Company to pay in each case without duplication: (a) franchise, excise and similar taxes and other fees, taxes and expenses required to maintain their corporate or other legal existence; 218 US-DOCS\123992845.16 042525-0274

(b) for any taxable period for which the Borrower or any of its Restricted Subsidiaries are members of a consolidated, combined, unitary or similar income tax group for U.S. federal or applicable foreign, state or local income tax purposes of which a Parent Company is the common parent (a “Tax Group”), to pay the portion of any U.S. federal, foreign, state and local income taxes of such Tax Group for such taxable period that are attributable to the taxable income of the Borrower and its Subsidiaries (net of any payments of such taxes made by the Borrower); provided that for each taxable period, (A) the amount of such payments made in respect of such taxable period in the aggregate will not exceed the amount that the Borrower and its Subsidiaries, as applicable, would have been required to pay as stand-alone taxpayers or a stand-alone Tax Group and (B) the amount of such payments made in respect of an Unrestricted Subsidiary will be permitted only to the extent that cash distributions were made by such Unrestricted Subsidiary to the Borrower or any Restricted Subsidiary for such purpose; (c) salary, bonus, severance and other benefits payable to, and indemnities provided on behalf of, employees, directors, officers, members of management and consultants of any Parent Company, and any payroll, social security or similar taxes thereof; (d) general corporate or other operating, administrative, compliance and overhead costs and expenses (including expenses relating to auditing and other accounting matters) of any Parent Company attributable to the ownership of the Borrower and its Restricted Subsidiaries; (e) fees and expenses (including ongoing compliance costs and listing expenses) related to any equity or debt offering of a Parent Company (whether or not consummated); (f) amounts that would be permitted to be paid directly by the Borrower or its Restricted Subsidiaries under Section 6.19(b) (other than clause 2(a) thereof); (g) interest or principal on Indebtedness the proceeds of which have been contributed to the Borrower or any Restricted Subsidiary or that has been guaranteed by, or is otherwise considered Indebtedness of, the 219 US-DOCS\123992845.16 042525-0274 Borrower or any Restricted Subsidiary incurred in accordance with Section 7.02; (h) to finance Investments or other acquisitions or investments otherwise permitted to be made pursuant to this Section 7.05 if made by the Borrower; provided that: (i) such Restricted Payment must be made within 120 days of the closing of such Investment, acquisition or investment, (ii) such Parent Company must, promptly following the closing thereof, cause (A) all property acquired (whether assets or Equity Interests) to be contributed to the capital of the Borrower or another Loan Party (which, for the avoidance of doubt, shall not be designated as Excluded Contributions) or (B) the merger, amalgamation, consolidation or sale of the Person formed or acquired into the Borrower or another Loan Party (to the extent not prohibited by Section 7.03) in order to consummate such Investment, acquisition or investment, (iii) such Parent Company and its Affiliates (other than the Borrower or any Restricted Subsidiary) receives no consideration or other payment in connection with such transaction except to the extent the Borrower or a Restricted Subsidiary could have given such consideration or made such payment in compliance with this Agreement, (iv) any property received by the Borrower may not increase amounts available for Restricted Payments with the Available Amount; (v) to the extent constituting an Investment, such Investment will be deemed to be made by the Borrower or such Restricted Subsidiary pursuant to another provision of this Section 7.05 (other than pursuant to clause (9) of this Section 7.05(b)) or pursuant to the definition of “Permitted Investments” (other than clause (9) thereof); 220 US-DOCS\123992845.16 042525-0274

(i) to the extent constituting a Restricted Payment, amounts due and payable pursuant to any Management Services Agreement; and provided that no Event of Default specified in Section 8.01(1) or Section 8.01(6) (solely with respect to Holdings and the Borrower) shall have occurred and be continuing or would result from the making of any Restricted Payment pursuant to this clause (14)(i); and (j) following a Qualifying IPO, any costs and expenses in connection with becoming or continuing to exist as a public company (including Public Company Costs); (15) the distribution, by dividend or otherwise, or other transfer or disposition of shares of Capital Stock of, Equity Interests in, or Indebtedness owed to the Borrower or a Restricted Subsidiary by, Unrestricted Subsidiaries (other than Unrestricted Subsidiaries, substantially all the assets of which are cash and Cash Equivalents); provided that no Event of Default shall have occurred and be continuing or would result therefrom; (16) cash payments, or loans, advances, dividends or distributions to any Parent Company to make payments, in lieu of issuing fractional shares in connection with share dividends, share splits, reverse share splits, mergers, consolidations, amalgamations or other business combinations and in connection with the exercise of warrants, options or other securities convertible into or exchangeable for Equity Interests of the Borrower, any Restricted Subsidiary or any Parent Company; (17) unlimited additional Restricted Payments shall be permitted; provided that (a) after giving pro forma effect thereto and the application of the net proceeds therefrom, the Total Net Leverage Ratio for the Test Period immediately preceding such Restricted Payment would be no greater than 1.25 to 1.00 (or, in the case of (i) Restricted Investments, 1.75 to 1.00 or (ii) Covered Indebtedness, 1.50 to 1.00) and (b) no Event of Default under Section 8.01(1) or 8.01(6) (solely with respect to the Borrower) shall have occurred and be continuing or would result therefrom; (18) making payments for the benefit of the Borrower or any Restricted Subsidiary to the extent such payments could have been made by the Borrower or any Restricted Subsidiary because such payments (a) would not otherwise be Restricted Payments and (b) would be permitted by Section 6.19; 221 US-DOCS\123992845.16 042525-0274 (19) payments and distributions to dissenting stockholders pursuant to applicable law, pursuant to or in connection with a consolidation, amalgamation, merger or transfer of all or substantially all of the assets of the Borrower and its Restricted Subsidiaries taken as a whole that complies with the terms of this Agreement or any other transaction that complies with the terms of this Agreement; (20) the payment of dividends, other distributions and other amounts by the Borrower to, or the making of loans to, any Parent Company in the amount required for such parent to, if applicable, pay amounts equal to amounts required for any Parent Company, if applicable, to pay interest or principal (including AHYDO Payments) on Indebtedness, the proceeds of which have been permanently contributed to the Borrower or any Restricted Subsidiary (which, for the avoidance of doubt, shall not be designated as Excluded Contributions) and that has been guaranteed by, or is otherwise considered Indebtedness of, the Borrower or any Restricted Subsidiary incurred in accordance with this Agreement; provided that the aggregate amount of such dividends, distributions, loans and other amounts shall not exceed the amount of cash actually contributed to the Borrower for the incurrence of such Indebtedness; (21) the making of cash payments in connection with any conversion of Convertible Indebtedness of the Borrower or any Restricted Subsidiary in an aggregate amount since the date of this Agreement not to exceed the sum of (a) the principal amount of such Convertible Indebtedness plus (b) any payments received by the Borrower or any Restricted Subsidiary pursuant to the exercise, settlement or termination of any related Permitted Bond Hedge Transaction; (22) any payments in connection with (a) a Permitted Bond Hedge Transaction and (b) the settlement of any related Permitted Warrant Transaction (i) by delivery of shares of the Borrower’s common stock upon settlement thereof or (ii) by (A) set-off against the related Permitted Bond Hedge Transaction or (B) payment of an early termination amount thereof in common stock upon any early termination thereof; (23) Restricted Payments of the type referred to in clause (C) of the definition thereof in connection with the mandatory redemption of Disqualified Stock or Designated Preferred Stock; (24) Restricted Payments of the type referred to in clauses (A) or (B) of the definition thereof in an aggregate amount 222 US-DOCS\123992845.16 042525-0274 not to exceed the greater of (x) $35.0 million and (y) 20.0% of Adjusted EBITDA of the Borrower and its Restricted Subsidiaries as of the most recently ended Test Period calculated giving pro forma effect thereto; provided, that any Restricted Payment made using this clause (24) will cease to be deemed incurred or issued or outstanding for the purpose of this clause (24) but will be deemed incurred or issued under clause (17) from and after the first date on which the Borrower or such Restricted Subsidiaries could have made such Restricted Payment under clause (17) without reliance on this clause (24); provided further, that no Event of Default specified in Section 8.01(1) or Section 8.01(6) shall have occurred and be continuing or would result from the making of any Restricted Payment pursuant to this clause (24) (the “General RP Basket”); (25) Restricted Payments of the type referred to in clauses (C) and (D) of the definition thereof in an aggregate amount not to exceed the sum of (I) the greater of (x) $35.0 million and (y) 20.0% of Adjusted EBITDA of the Borrower and its Restricted Subsidiaries as of the most recently ended Test Period calculated giving pro forma effect thereto plus (II) in the Borrower’s sole discretion, any unused amount of the General RP Basket; provided, that any Restricted Payment made using this clause (25) will cease to be deemed incurred or issued or outstanding for the purpose of this clause (25) but will be deemed incurred or issued under clause (17) from and after the first date on which the Borrower or such Restricted Subsidiaries could have made such Restricted Payment under clause (17) without reliance on this clause (25); provided further, that no Event of Default specified in Section 8.01(1) or Section 8.01(6) shall have occurred and be continuing or would result from the making of any Restricted Payment pursuant to this clause (25); (26) Restricted Payments of the type referred to in clauses (C) or (D) of the definition thereof in an aggregate amount not to exceed the amount available pursuant to this Section 7.05 for the making of Restricted Payments of the type referred to in clauses (A) and (B) of the definition thereof; and (27) Restricted Payments in connection with any Permitted Reorganization Transaction or IPO Reorganization Transaction; provided that for purposes of clauses (7) and (14) above, taxes will include all interest and penalties with respect thereto and all additions thereto. 223 US-DOCS\123992845.16 042525-0274 (c) For purposes of determining compliance with this Section 7.05, in the event that any Restricted Payment or Investment (or any portion thereof) meets the criteria of more than one of the categories of Restricted Payments described in clauses (1) through (26) of Section 7.05(b) or one or more of the clauses contained in the definition of “Permitted Investments,” the Borrower will be entitled to divide or classify (or later divide, classify or reclassify), in whole or in part, in its sole discretion, such Restricted Payment or Investment (or any portion thereof) among such clauses (1) through (26) of Section 7.05(b) or one or more clauses contained in the definition of “Permitted Investments,” in any manner that otherwise complies with this Section 7.05. The amount of all Restricted Payments (other than cash) will be the fair market value on the date the Restricted Payment is made, or at the Borrower’s election, the date a commitment is made to make such Restricted Payment, of the assets or securities proposed to be transferred or issued by the Borrower or any Restricted Subsidiary, as the case may be, pursuant to the Restricted Payment. For the avoidance of doubt, this Section 7.05 will not restrict the making of any AHYDO Payment with respect to, and required by the terms of, any Indebtedness of the Borrower or any Restricted Subsidiary permitted to be incurred under this Agreement. Section 7.06 [Reserved]. Section 7.07 Burdensome Agreements. (a) The Borrower shall not, nor shall the Borrower permit any Restricted Subsidiary that is not a Guarantor (or, solely in the case of clause (4), that is a Subsidiary Guarantor) to, directly or indirectly, create or otherwise cause to exist or become effective any consensual encumbrance or consensual restriction (other than this Agreement or any other Loan Document) on the ability of any Restricted Subsidiary that is not a Guarantor (or, solely in the case of clause (4), that is a Subsidiary Guarantor) to: (1) (a) pay dividends or make any other distributions to the Borrower or any Restricted Subsidiary that is a Guarantor on its Capital Stock or with respect to any other interest or participation in, or measured by, its profits, or (b) pay any Indebtedness owed to the Borrower or to any Restricted Subsidiary that is a Guarantor; (2) make loans or advances to the Borrower or to any Restricted Subsidiary that is a Guarantor; 224 US-DOCS\123992845.16 042525-0274

(3) sell, lease or transfer any of its properties or assets to the Borrower or to any Restricted Subsidiary that is a Guarantor; or (4) with respect to the Borrower or any Subsidiary Guarantor, (a) Guaranty the Obligations or (b) create, incur or cause to exist or become effective Liens on property of such Person for the benefit of the Lenders with respect to the Obligations under the Loan Documents to the extent such Lien is required to be given to the Secured Parties pursuant to the Loan Documents; provided that any dividend or liquidation priority between or among classes or series of Capital Stock, and the subordination of any Obligation (including the application of any remedy bars thereto) to any other Obligation will not be deemed to constitute such an encumbrance or restriction. (b) Section 7.07(a) will not apply to any encumbrances or restrictions existing under or by reason of: (a) encumbrances or restrictions in effect on the Closing Date, including pursuant to the Loan Documents and any Hedge Agreements, Hedging Obligations and the related documentation and any definitive documentation in respect of the Indebtedness set forth on Schedule 7.02(3); (b) the ABL Loan Documents; (c) Purchase Money Obligations and Capitalized Lease Obligations that impose restrictions of the nature discussed in clause (3) above on the property so acquired; (d) applicable Law or any applicable rule, regulation or order; (e) any agreement or other instrument of a Person, or relating to Indebtedness or Equity Interests of a Person, acquired by or merged, amalgamated or consolidated with and into the Borrower or any Restricted Subsidiary or an Unrestricted Subsidiary that is designated as a Restricted Subsidiary, or any other transaction entered into in connection with any such acquisition, merger, consolidation or amalgamation in existence at the time of such acquisition or at the time it merges, amalgamates or consolidates with or into the Borrower or any Restricted Subsidiary or an Unrestricted Subsidiary that is designated as a Restricted Subsidiary or assumed in connection with 225 US-DOCS\123992845.16 042525-0274 the acquisition of assets from such Person (but, in any such case, not created in contemplation thereof), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person so acquired and its Subsidiaries, or the property or assets of the Person so acquired or designated and its Subsidiaries or the property or assets so acquired or designated; (f) contracts or agreements for the sale or disposition of assets, including any restrictions with respect to a Subsidiary of the Borrower pursuant to an agreement that has been entered into for the sale or disposition of all or substantially all of the Capital Stock or assets of such Subsidiary; (g) restrictions on cash or other deposits or net worth imposed by customers under contracts entered into in the ordinary course of business or consistent with industry practice or arising in connection with any Liens permitted by Section 7.01; (h) Indebtedness, Disqualified Stock or Preferred Stock of Restricted Subsidiaries that are not Guarantors permitted to be incurred subsequent to the Closing Date pursuant to Section 7.02; (i) provisions in joint venture agreements and other similar agreements (including equity holder agreements) relating to such joint venture or its members or entered into in the ordinary course of business or consistent with industry practice; (j) customary provisions contained in leases, sub-leases, licenses, sub-licenses, Equity Interests or similar agreements, including with respect to IP Rights and other agreements; (k) restrictions created in connection with any Qualified Securitization Facility; (l) restrictions or conditions contained in any trading, netting, operating, construction, service, supply, purchase, sale or other agreement to which the Borrower or any Restricted Subsidiary is a party entered into in the ordinary course of business or consistent with industry practice; provided that such agreement prohibits the 226 US-DOCS\123992845.16 042525-0274 encumbrance of solely the property or assets of the Borrower or such Restricted Subsidiary that are the subject to such agreement, the payment rights arising thereunder or the proceeds thereof and does not extend to any other asset or property of the Borrower or such Restricted Subsidiary or the assets or property of another Restricted Subsidiary; (m) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of any Restricted Subsidiary; (n) customary provisions restricting assignment of any agreement; (o) restrictions arising in connection with cash or other deposits permitted under Section 7.01; any other agreement or instrument governing any Indebtedness, Disqualified Stock, or Preferred Stock permitted to be incurred or issued pursuant to Section 7.02 entered into after the Closing Date that contains encumbrances and restrictions that either (i) are no more restrictive in any material respect, taken as a whole, with respect to any Restricted Subsidiary than (A) the restrictions contained in the Loan Documents as of the Closing Date or the ABL Loan Documents as of the Closing Date or (B) those encumbrances and other restrictions that are in effect on the Closing Date with respect to that Restricted Subsidiary pursuant to agreements in effect on the Closing Date, (ii) are not materially more disadvantageous, taken as a whole, to the Lenders than is customary in comparable financings for similarly situated issuers or (iii) will not materially impair the Borrower’s ability to make payments on the Obligations when due, in each case in the good faith judgment of the Borrower; (p) (i) Indebtedness permitted to be incurred pursuant to Section 7.02(b)(4) and any Refinancing Indebtedness in respect of the foregoing and (ii) agreements entered into in connection with any Sale-Leaseback Transaction entered into in the ordinary course of business or consistent with industry practice; (q) customary restrictions and conditions contained in documents relating to any Lien so long as (i) such Lien is a Permitted Lien and such restrictions or conditions relate only to the specific asset subject to such Lien and (ii) such restrictions and conditions are not 227 US-DOCS\123992845.16 042525-0274 created for the purpose of avoiding the restrictions imposed by this Section 7.07; (r) any encumbrance or restriction with respect to a Restricted Subsidiary that was previously an Unrestricted Subsidiary which encumbrance or restriction exists pursuant to or by reason of an agreement that such Subsidiary is a party to or entered into before the date on which such Subsidiary became a Restricted Subsidiary; provided that such agreement was not entered into in anticipation of an Unrestricted Subsidiary becoming a Restricted Subsidiary and any such encumbrance or restriction does not extend to any assets or property of the Borrower or any other Restricted Subsidiary other than the assets and property of such Restricted Subsidiary; (s) any encumbrances or restrictions of the type referred to in clauses (1), (2) or (3) above imposed by any amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings of the contracts, instruments or obligations referred to in clauses (a) through (r) above; provided that such amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings are, in the good faith judgment of the Borrower, no more restrictive in any material respect with respect to such encumbrance and other restrictions, taken as a whole, than those prior to such amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing; (t) existing under, by reason of or with respect to Refinancing Indebtedness; provided that the encumbrances and restrictions contained in the agreements governing that Refinancing Indebtedness are, in the good faith judgment of the Borrower, not materially more restrictive, taken as a whole, than those contained in the agreements governing the Indebtedness being refinanced; and (u) applicable law or any applicable rule, regulation or order in any jurisdiction where Indebtedness, Disqualified Stock or Preferred Stock of Foreign Subsidiaries permitted to be incurred pursuant to Section 7.02 is incurred. 228 US-DOCS\123992845.16 042525-0274

Section 7.08 Modification of Terms of Covered Indebtedness. The Borrower shall not, nor shall the Borrower permit any Restricted Subsidiary to, amend, modify or change in any manner materially adverse to the interests of the Lenders, as determined in good faith by the Borrower (on the basis of such proposed amendments, modifications or changes taken as a whole), any term or condition of any Covered Indebtedness having an aggregate outstanding principal amount greater than the Threshold Amount (other than as a result of any Refinancing Indebtedness in respect thereof) without the consent of the Administrative Agent (which consent shall not be unreasonably withheld or delayed), which would impact the ability to provide the Collateral and Guarantees required pursuant to the Collateral and Guarantee Requirement; provided, however, that no amendment, modification or change of any term or condition of any Covered Indebtedness permitted by any subordination provisions or intercreditor provisions set forth in the applicable Covered Indebtedness or any other stand-alone subordination agreement or intercreditor agreement in respect thereof and, in each case consented to by the Administrative Agent shall be deemed to be materially adverse to the interests of the Lenders. Section 7.09 Holdings. Holdings will not conduct, transact or otherwise engage in any business or operations other than the following (and activities incidental thereto): (1) the ownership or acquisition of the Capital Stock (other than Disqualified Stock) of any other Successor Holdings or the Borrower, (2) the maintenance of its legal existence, including the ability to incur fees, costs and expenses relating to such maintenance, (3) to the extent applicable, participating in tax, accounting and other administrative matters as a member of the combined group of Holdings and the Borrower, (4) the performance of its obligations under and in connection with, and payments with respect to, the Loan Documents, the ABL Loan Documents and related documentation in respect of the foregoing and any documents relating to other Indebtedness permitted under Section 7.02 (including, for the avoidance of doubt, the incurrence of Qualified Holding Company Debt), (5) any public offering of its common stock or any other issuance or registration of its Capital Stock for sale or resale not prohibited by this Article VII, including the costs, fees and expenses related thereto, (6) repurchases of Indebtedness through open market purchases and Dutch auctions (in the case of Loans, to the extent permitted hereunder), (7) the incurrence of Qualified Holding Company Debt, (8) any transaction that Holdings is permitted to enter into or consummate under this Article VII and any transaction between or among Holdings and the Borrower or any one or more Restricted Subsidiaries permitted under this Article VII, including: (a) making any payment(s) or Restricted Payment(s) (i) to the extent otherwise permitted under this Section 7.09 and (ii) with any amounts received pursuant 229 US-DOCS\123992845.16 042525-0274 to transactions permitted under Section 7.05 (or the making of a loan to any Parent Company in lieu of any such payment(s) or Restricted Payment(s)) or holding any cash received in connection therewith pending application thereof by Holdings, (b) making any Investment to the extent (i) payment therefor is made solely with the Capital Stock of Holdings (other than Disqualified Stock), the proceeds of Restricted Payments received from the Borrower or proceeds of the issuance of, or contribution in respect of the, Capital Stock (other than Disqualified Stock) of Holdings and (ii) any property (including Capital Stock) acquired in connection therewith is contributed to the Borrower or a Subsidiary Guarantor (or, if otherwise permitted by Section 7.05 or constituting a Permitted Investment, a Restricted Subsidiary) or the Person formed or acquired in connection therewith is merged with the Borrower or a Subsidiary Guarantor; (c) guaranteeing the obligations and granting of Liens of the Borrower and its Subsidiaries to the extent such obligations are not prohibited hereunder; (d) incurrence of Indebtedness of Holdings representing deferred compensation to employees, consultants or independent contractors of Holdings and unsecured Indebtedness consisting of promissory notes issued by any Loan Party to future, present or former employees, directors, officers, managers, distributors or consultants (or their respective Controlled Investment Affiliates or Immediate Family Members) of the Borrower, any Subsidiary or any Parent Company to finance the retirement, acquisition, repurchase, purchase or redemption of Capital Stock of Holdings, (e) incurring fees, costs and expenses relating to overhead and general operating including professional fees for legal, tax and accounting issues and paying taxes, (f) providing indemnification to officers and directors and as otherwise permitted in this Article VII, (g) activities incidental to the consummation of (i) any Permitted Reorganization Transaction or IPO Reorganization Transaction or (ii) the Transactions, (h) the making of any loan to any officers or directors contemplated by Section 7.05 or constituting a Permitted Investment, the making of any investment in the Borrower or any Subsidiary Guarantor or, to the extent otherwise allowed under Section 7.05 or constituting a Permitted Investment, a Restricted Subsidiary, (i) making contributions to the capital of its Subsidiaries, or (j) making Investments in cash and Cash Equivalents. (9) activities incidental to the businesses or activities described in clauses (1) through (8) of this Section 7.09. 230 US-DOCS\123992845.16 042525-0274

ARTICLE VIII EVENTS OF DEFAULT AND REMEDIES Section 8.01 Events of Default. Each of the events referred to in clauses (1) through (11) of this Section 8.01 shall constitute an “Event of Default”: (1) Non-Payment. The Borrower fails to pay (a) when and as required to be paid herein, any amount of principal of any Loan or (b) within five (5) Business Days after the same becomes due, any interest on any Loan or any other amount payable hereunder or with respect to any other Loan Document; or (2) Specific Covenants. Any Loan Party or, in the case of Section 7.09, Holdings, fails to perform or observe any term, covenant or agreement contained in any of Section 6.03(1) or 6.05(1) (solely with respect to the Borrower, other than in a transaction permitted under Section 7.03 or 7.04) or Article VII; or (3) Other Defaults. Any Loan Party fails to perform or observe any other covenant or agreement (not specified in Section 8.01(1) or (2) above) contained in any Loan Document on its part to be performed or observed and such failure continues for thirty (30) days after receipt by the Borrower of written notice thereof from the Administrative Agent; or (4) Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by the Borrower or any Subsidiary Guarantor herein, in any other Loan Document, or in any document required to be delivered in connection herewith or therewith shall be untrue in any material respect when made or deemed made and such representation, warranty, certification or statement of fact (if curable) shall remain incorrect for a period of 30 days after notice thereof from the Administrative Agent to the Borrower; or (5) Cross-Default and Cross-Acceleration. Any Loan Party or any Restricted Subsidiary (a) fails to make any payment beyond the applicable grace period, if any, whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise, in respect of any Indebtedness (other than Indebtedness hereunder) having an aggregate outstanding principal amount (individually or in the aggregate with all other Indebtedness as to which such a failure shall exist) of not less than the Threshold Amount, or (b) fails to observe or perform any other agreement or condition relating to any such Indebtedness referred to in the foregoing clause (a), or any other event occurs (other than, with respect to Indebtedness consisting of Hedging Obligations, termination events or equivalent events pursuant to the terms of such Hedging Obligations and not as a result of any default thereunder by the Borrower, or any Subsidiary Guarantor or any Restricted Subsidiary) with respect to such Indebtedness, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity; provided that (A) such failure is unremedied and is not waived by the holders of such Indebtedness prior to any termination of the Commitments or acceleration of the Loans pursuant to Section 8.02, (B) this clause (5)(b) 231 US-DOCS\123992845.16 042525-0274 shall not apply to any Indebtedness if the sole remedy of the holder thereof in the event of the non-payment of such Indebtedness or the non-payment or non-performance of obligations related thereto is to convert such Indebtedness into Equity Interests (other than Disqualified Stock) and cash in lieu of fractional shares and (C) this clause (5)(b) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness, if such sale or transfer is permitted hereunder and under the documents providing for such Indebtedness; provided further that an ABL Event of Default under Section 8.01 of the ABL Credit Agreement shall not constitute an Event of Default hereunder unless and until (I) in the case of an ABL Event of Default under Section 8.01(b) of the ABL Credit Agreement for failure to comply with the ABL Financial Covenant (after giving effect to all applicable grace periods and the ability to make Specified Equity Contributions in accordance with the terms of the ABL Credit Agreement), a majority of the ABL Lenders have actually declared all ABL Obligations to be immediately due and payable in accordance with the terms of the ABL Credit Agreement and such declaration has not been rescinded by a majority of the ABL Lenders on or before such date or (II) in the case of all other such ABL Events of Default the earlier of (1) 60 consecutive calendar days shall have passed since the occurrence of such ABL Event of Default and (2) the date on which a majority of the ABL Lenders have actually declared all ABL Obligations to be immediately due and payable in accordance with the terms of the ABL Credit Agreement and such declaration has not been rescinded by a majority of the ABL Lenders on or before such date; or (6) Insolvency Proceedings, etc. Any Loan Party or any Restricted Subsidiary that is a Significant Subsidiary institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, provisional liquidator, rehabilitator, administrator, administrative receiver or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, provisional liquidator, rehabilitator, administrator, administrative receiver or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for sixty (60) calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for sixty (60) calendar days, or an order for relief is entered in any such proceeding; or (7) Judgments. There is entered against any Loan Party or any Restricted Subsidiary a final judgment and order for the payment of money in an aggregate amount exceeding the Threshold Amount (to the extent not covered by independent third-party insurance as to which the insurer has been notified of such judgment or order and has not denied coverage thereof) and such judgment or order shall not have been satisfied, vacated, discharged or stayed or bonded pending an appeal for a period of sixty (60) calendar days; or (8) ERISA. (a) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan or (b) with respect to a Foreign Plan a termination, withdrawal or noncompliance with applicable Law or plan terms, except, with respect to each of the foregoing clauses of this Section 8.01(8), as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect; or 232 US-DOCS\123992845.16 042525-0274

(9) Invalidity of Loan Documents. Any material provision of the Loan Documents, taken as a whole, at any time after its execution and delivery and for any reason, other than (a) as expressly permitted by any Loan Documents (including as a result of a transaction permitted under Section 7.03 or 7.04), (b) as a result of acts or omissions by an Agent or any Lender or (c) due to the satisfaction in full of the Termination Conditions, ceases to be in full force and effect; or any Loan Party contests in writing the validity or enforceability of the Loan Documents, taken as a whole (other than as a result of the satisfaction of the Termination Conditions), or any Loan Party denies in writing that it has any or further liability or obligation under the Loan Documents, taken as a whole (other than as a result of the satisfaction of the Termination Conditions), or purports in writing to revoke or rescind the Loan Documents, taken as a whole, prior to the satisfaction of the Termination Conditions; (10) Collateral Documents. Any Collateral Document with respect to a material portion of the Collateral after delivery thereof pursuant to Section 4.01, 6.11 or 6.13 for any reason (other than pursuant to the terms hereof or thereof including as a result of a transaction not prohibited under this Agreement) ceases to create, a valid and perfected Lien with the priority required by the Applicable Intercreditor Agreement (or other security purported to be created on the applicable Collateral) on and security interest in any material portion of the Collateral purported to be covered thereby, subject to Liens permitted under Section 7.01, except to the extent that any such loss of perfection or priority is not required pursuant to the Collateral and Guarantee Requirement or results from the failure of the Administrative Agent or the Collateral Agent to maintain possession of Collateral actually delivered to it and pledged under the Collateral Documents or to file Uniform Commercial Code amendments relating to a Loan Party’s change of name or jurisdiction of formation (solely to the extent that the Borrower provides the Collateral Agent written notice thereof in accordance with the Security Agreement, and the Collateral Agent and the Borrower have agreed that the Collateral Agent will be responsible for filing such amendments) and continuation statements or to take any other action primarily within its control with respect to the Collateral; or (11) Change of Control. There occurs any Change of Control. Section 8.02 Remedies upon Event of Default. If any Event of Default occurs and is continuing, the Administrative Agent may with the consent of the Required Lenders and shall, at the request of the Required Lenders, take any or all of the following actions: (1) declare the Commitments of each Lender to be terminated, whereupon such Commitments will be terminated; (2) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable under any Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower; and (3) exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents or applicable Law; 233 US-DOCS\123992845.16 042525-0274 provided that upon the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under Title 11 of the United States Code entitled “Bankruptcy,” as now or hereafter in effect, or any successor thereto (the “Bankruptcy Code”), the Commitments of each Lender will automatically terminate and the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid will automatically become due and payable without further act of the Administrative Agent or any Lender. Section 8.03 Application of Funds. After the exercise of remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable as set forth in the proviso to Section 8.02), subject to the Applicable Intercreditor Agreement then in effect, any amounts received on account of the Obligations will be applied by the Administrative Agent in the following order: First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (other than principal and interest, but including Attorney Costs payable under Section 10.04 and amounts payable under Article III) payable to the Administrative Agent in its capacity as such; Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal and interest, but including Attorney Costs payable under Section 10.04 and amounts payable under Article III) payable to the Lenders, ratably among them in proportion to the amounts described in this clause Second payable to them; Third, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Loans, ratably among the Lenders in proportion to the respective amounts described in this clause Third payable to them; Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans, the other Obligations under Secured Hedge Agreements and Cash Management Obligations, ratably among the Secured Parties in proportion to the respective amounts described in this clause Fourth held by them; Fifth, to the payment of all other Obligations of the Loan Parties that are due and payable to the Administrative Agent and the other Secured Parties on such date, ratably based upon the respective aggregate amounts of all such Obligations owing to the Administrative Agent and the other Secured Parties on such date; and Last, the balance, if any, after all of the Obligations have been paid in full, to the Borrower or as otherwise required by Law. Section 8.04 Expired Defaults; Net Short Lenders. (1) The Administrative Agent shall not be entitled to provide a notice of Default under clause (3) or clause (4) of Section 8.01, or exercise remedies pursuant to an Event of Default under clause (2) of Section 8.01, with respect to any such action, event, occurrence or other matter described in any such clause that was reported to the Administrative Agent and the 234 US-DOCS\123992845.16 042525-0274

Lenders, or otherwise reported publicly, more than two (2) years after the date on which such action, event, occurrence or other matter was reported to the Administrative Agent and the Lenders or publicly announced; provided that such limitation shall not apply to the extent the Administrative Agent has commenced any remedial action or has provided notice to the Borrower that it reserved its rights relating to such Default. (2) Any notice of Default, notice of acceleration or instruction to the Administrative Agent to provide a notice of Default, notice of acceleration or take any other action (a “Lender Direction”) provided by any one or more Lenders (each a “Directing Lender”) will be deemed to be a representation from each such Lender to the Borrower and the Administrative Agent that such Lender is not Net Short (a “Position Representation”), which representation, in the case of a Lender Direction relating to the delivery of a notice of Default shall be deemed a continuing representation until the resulting Event of Default is cured or otherwise ceases to exist or the Obligations are accelerated. In addition, each Directing Lender is deemed, at the time of providing a Lender Direction, to covenant to provide the Borrower with such other information as the Borrower may reasonably request from time to time in order to verify the accuracy of such lender’s Position Representation within five Business Days of request therefor (a “Verification Covenant”). (3) If, following the delivery of a Lender Direction, but prior to acceleration of the Obligations, the Borrower determines in good faith that there is a reasonable basis to believe a Directing Lender was, at any relevant time, in breach of its Position Representation and provides to the Administrative Agent an Officer’s Certificate stating that the Borrower has initiated litigation in a court of competent jurisdiction seeking a determination that such Directing Lender was, at such time, in breach of its Position Representation, and seeking to invalidate any Default, Event of Default or acceleration (or notice thereof) that resulted from the applicable Lender Direction, and solely to the extent that any Lender Direction is not otherwise made or action by the Administrative Agent is not otherwise being taken in accordance with the Loan Documents without the applicable Lender participating in such Lender Direction, the cure period with respect to such Default shall be automatically stayed and the cure period with respect to such Default or Event of Default shall be automatically reinstituted and any remedy stayed until the earlier of (x) a final and non-appealable determination of a court of competent jurisdiction on such matter or (y) the Borrower has provided to the Administrative Agent an Officer’s Certificate stating that the applicable Directing Lender has provided information verifying the accuracy of such Lender’s deemed representation or warranty with respect to such Directing Lender not being Net Short. Following receipt of an Officer’s Certificate pursuant to clause (y) of the preceding sentence, the Administrative Agent shall be permitted to act in accordance with such Lender Direction. Any determination by a court of competent jurisdiction that there was a breach of the Position Representation shall result in such Lender’s participation in such Lender Direction being disregarded; and, if, without the participation of such Lender, the percentage of Obligations held by the remaining Lenders that provided such Lender Direction would have been insufficient to validly provide such Lender Direction, such Lender Direction shall be void ab initio, with the effect that any resulting acceleration shall be voided and the Administrative Agent shall be deemed not to have received such Lender Direction. 235 US-DOCS\123992845.16 042525-0274 (4) Notwithstanding anything in the preceding two paragraphs to the contrary, any Lender Direction delivered to the Administrative Agent during the pendency of an Event of Default under Section 8.01(6) shall not require compliance with the foregoing paragraphs. (5) For the avoidance of doubt, the Administrative Agent shall be entitled to conclusively rely on any Lender Direction delivered to it in accordance with this Agreement, shall have no duty to inquire as to or investigate the accuracy of any Position Representation, verify any statements in any Officer’s Certificate delivered to it, or otherwise make calculations, investigations or determinations with respect to Derivative Instruments, Net Shorts, Long Derivative Instruments, Short Derivative Instruments or otherwise. The Administrative Agent shall have no liability to the Borrower, any Lender or any other person in acting in good faith on a Lender Direction. ARTICLE IX ADMINISTRATIVE AGENT AND OTHER AGENTS Section 9.01 Appointment and Authorization of the Administrative Agent. (1) Each Lender hereby irrevocably appoints Bank of America, to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article IX (other than Sections 9.09, 9.10, 9.11, 9.12 and 9.16) are solely for the benefit of the Administrative Agent and the Lenders and the Borrower shall not have rights as a third-party beneficiary of any such provision. (2) The Administrative Agent shall also act as the “collateral agent” under the Loan Documents, and each of the Lenders (including in its capacities as a Lender and a potential Hedge Bank or Cash Management Bank) hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of (and to hold any security interest created by the Collateral Documents for and on behalf of or in trust for) such Lender for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Administrative Agent, as “collateral agent” (and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to Section 9.05 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent), shall be entitled to the benefits of all provisions of this Article IX (including Section 9.07, as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents) as if set forth in full herein with respect thereto. Without limiting the generality of the foregoing, the Lenders hereby expressly authorize the Administrative Agent to execute any and all documents (including releases) with respect to the Collateral and the rights of the Secured Parties with respect thereto (including any Applicable Intercreditor Agreement), as contemplated by and in accordance with 236 US-DOCS\123992845.16 042525-0274 the provisions of this Agreement and the Collateral Documents and acknowledge and agree that any such action by any Agent shall bind the Lenders. Section 9.02 Rights as a Lender. Any Lender that is also serving as an Agent (including as Administrative Agent) hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not an Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include each Lender (if any) serving as an Agent hereunder in its individual capacity. Any such Person serving as an Agent and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not an Agent hereunder and without any duty to account therefor to the Lenders. The Lenders acknowledge that, pursuant to such activities, any Agent or its Affiliates may receive information regarding any Loan Party or any of its Affiliates (including information that may be subject to confidentiality obligations in favor of such Loan Party or such Affiliate) and acknowledge that no Agent shall be under any obligation to provide such information to them. Section 9.03 Exculpatory Provisions. The Administrative Agent, Collateral Agent and the Arrangers shall not have any duties or responsibilities except those expressly set forth in this Agreement and in the other Loan Documents. Without limiting the generality of the foregoing, an Agent (including the Administrative Agent) and an Arranger: (1) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing and without limiting the generality of the foregoing, the use of the term “agent” herein and in the other Loan Documents with reference to any Agent or Arranger is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law and instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties; (2) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that such Agent or Arranger is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents); provided that no Agent shall be required to take any action that, in its opinion or the opinion of its counsel, may expose such Agent or Arranger to liability or that is contrary to any Loan Document or applicable law; and (3) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of their Affiliates that is communicated to or obtained by any Person serving as an Agent, Arranger or any of their Affiliates in any capacity. Neither the Administrative Agent nor any of its Related Persons shall be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in 237 US-DOCS\123992845.16 042525-0274 Sections 10.01 and 8.02) or (ii) in the absence of its own gross negligence or willful misconduct as determined by the final and non-appealable judgment of a court of competent jurisdiction, in connection with its duties expressly set forth herein. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Administrative Agent by the Borrower or a Lender. No Agent-Related Person shall be responsible for or have any duty to ascertain or inquire into (i) any recital, statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the Collateral Documents, (v) the value or the sufficiency of any Collateral, or (vi) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent, or to inspect the properties, books or records of any Loan Party or any Affiliate thereof. The duties of the Administrative Agent shall be mechanical and administrative in nature; the Administrative Agent shall not have by reason of this Agreement or any other Loan Document a fiduciary relationship in respect of any Lender or the holder of any Term Note; and nothing in this Agreement or in any other Loan Document, expressed or implied, is intended to or shall be so construed as to impose upon the Administrative Agent any obligations in respect of this Agreement or any other Loan Document except as expressly set forth herein or therein. Notwithstanding any other provision of this Agreement or any provision of any other Loan Document, each Arranger is named as such for recognition purposes only, and in its capacity as such shall have no powers, duties, responsibilities or liabilities with respect to this Agreement or the other Loan Documents or the transactions contemplated hereby and thereby; it being understood and agreed that each Arranger shall be entitled to all indemnification and reimbursement rights in favor of the Administrative Agent as, and to the extent, provided for under Section 10.05. Without limitation of the foregoing, each Arranger shall not, solely by reason of this Agreement or any other Loan Documents, have any fiduciary relationship in respect of any Lender or any other Person. Section 9.04 Lack of Reliance on the Administrative Agent. Independently and without reliance upon the Administrative Agent, each Lender and the holder of each Term Note, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of Holdings, the Borrower and the Restricted Subsidiaries in connection with the making and the continuance of the Loans and the taking or not taking of any action in connection herewith and (ii) its own appraisal of the creditworthiness of Holdings, the Borrower and the Restricted Subsidiaries and, except as expressly provided in this Agreement, the Administrative Agent shall not have any duty or responsibility, either initially or on a continuing basis, to provide any Lender or the holder of any Term Note with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter. The Administrative Agent shall not be responsible to any Lender or the holder of any Term Note for any recitals, statements, 238 US-DOCS\123992845.16 042525-0274 information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectability, priority or sufficiency of this Agreement or any other Loan Document or the financial condition of Holdings, the Borrower or any of the Restricted Subsidiaries or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any other Loan Document, or the financial condition of Holdings, the Borrower or any of the Restricted Subsidiaries or the existence or possible existence of any Default or Event of Default. Section 9.05 Certain Rights of the Administrative Agent. If the Administrative Agent requests instructions from the Required Lenders (or such greater percentage of Lenders required) with respect to any act or action (including failure to act) in connection with this Agreement or any other Loan Document, the Administrative Agent shall be entitled to refrain from such act or taking such action unless and until the Administrative Agent shall have received instructions from the Required Lenders (or such greater percentage of Lenders required); and the Administrative Agent shall not incur liability to any Lender by reason of so refraining. Without limiting the foregoing, neither any Lender nor the holder of any Term Note shall have any right of action whatsoever against the Administrative Agent as a result of the Administrative Agent acting or refraining from acting hereunder or under any other Loan Document in accordance with the instructions of the Required Lenders (or such greater percentage of Lenders required). Section 9.06 Reliance by the Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall be fully protected in relying upon, any note, writing, resolution, notice, statement, certificate, telex, teletype or facsimile message, cablegram, radiogram, order or other document or telephone message signed, sent or made by any Person that the Administrative Agent believed to be the proper Person, and, with respect to all legal matters pertaining to this Agreement and any other Loan Document and its duties hereunder and thereunder, upon advice of counsel selected by the Administrative Agent. In determining compliance with any condition hereunder to the making of a Loan, that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Loan. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. Section 9.07 Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Documents by or through any one or more sub agents appointed by the Administrative Agent. The Administrative Agent and any such sub agent may perform any and all of its duties and exercise its rights and powers by or through their respective Agent-Related Persons. The exculpatory provisions of this Article shall apply to any such sub agent and to the Agent-Related Persons of the Administrative Agent and any such sub agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. 239 US-DOCS\123992845.16 042525-0274 Section 9.08 Indemnification. Whether or not the transactions contemplated hereby are consummated, to the extent the Administrative Agent or any other Agent-Related Person (solely to the extent any such Agent-Related Person was performing services on behalf of the Administrative Agent) is not reimbursed and indemnified by the Borrower, the Lenders will reimburse and indemnify the Administrative Agent or any other Agent-Related Person (solely to the extent any such Agent-Related Person was performing services on behalf of the Administrative Agent) in proportion to their respective “percentage” as used in determining the Required Lenders for and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, costs, expenses or disbursements of whatsoever kind or nature which may be imposed on, asserted against or incurred by the Administrative Agent or any other Agent-Related Person (solely to the extent any such Agent-Related Person was performing services on behalf of the Administrative Agent) in performing its duties hereunder or under any other Loan Document or in any way relating to or arising out of this Agreement or any other Loan Document; provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent’s or any other Agent-Related Person’s gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision). In the case of any investigation, litigation or proceeding giving rise to any Indemnified Liabilities, this Section 9.08 applies whether any such investigation, litigation or proceeding is brought by any Lender or any other Person. Without limitation of the foregoing, each Lender shall reimburse the Administrative Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Administrative Agent is not reimbursed for such expenses by or on behalf of the Borrower; provided that such reimbursement by the Lenders shall not affect the Borrower’s continuing reimbursement obligations with respect thereto; provided further that the failure of any Lender to indemnify or reimburse the Administrative Agent shall not relieve any other Lender of its obligation in respect thereof. The undertaking in this Section 9.08 shall survive termination of the Aggregate Commitments, the payment of all other Obligations and the resignation of the Administrative Agent. Section 9.09 The Administrative Agent in Its Individual Capacity. With respect to its obligation to make Loans under this Agreement, the Administrative Agent shall have the rights and powers specified herein for a “Lender” and may exercise the same rights and powers as though it were not performing the duties specified herein; and the term “Lender,” “Required Lenders” or any similar terms shall, unless the context clearly indicates otherwise, include the Administrative Agent in its respective individual capacities. The Administrative Agent and its affiliates may accept deposits from, lend money to, and generally engage in any kind of banking, investment banking, trust or other business with, or provide debt financing, equity capital or other services (including financial advisory services) to any Loan Party or any Affiliate of any Loan Party (or any Person engaged in a similar business with any Loan Party or any Affiliate thereof) as if they were not performing the duties specified herein, and may accept fees and other consideration from any Loan Party or any Affiliate of any Loan Party for services in connection with this Agreement and otherwise without having to account for the same to the Lenders. The 240 US-DOCS\123992845.16 042525-0274

Lenders acknowledge that, pursuant to such activities, any Agent or its Affiliates may receive information regarding any Loan Party or any of its Affiliates (including information that may be subject to confidentiality obligations in favor of such Loan Party or such Affiliate) and acknowledge that no Agent shall be under any obligation to provide such information to them. Section 9.10 Holders. The Administrative Agent may deem and treat the payee of any Term Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with the Administrative Agent. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any Term Note shall be conclusive and binding on any subsequent holder, transferee, assignee or endorsee, as the case may be, of such Term Note or of any Term Note or Term Notes issued in exchange therefor. Section 9.11 Resignation by the Administrative Agent. The Administrative Agent may resign from the performance of all its respective functions and duties hereunder or under the other Loan Documents at any time by giving 30 Business Days prior written notice to the Lenders and the Borrower. If the Administrative Agent is in material breach of its obligations hereunder as Administrative Agent, then the Administrative Agent may be removed as the Administrative Agent at the reasonable request of the Required Lenders. If the Administrative Agent is a Defaulting Lender, the Borrower may remove the Defaulting Lender from such role upon 15 days prior written notice to the Lenders. Such resignation or removal shall take effect upon the appointment of a successor Administrative Agent as provided below. Upon any such notice of resignation by, or notice of removal of, the Administrative Agent, the Required Lenders shall appoint a successor Administrative Agent hereunder or thereunder who shall be a commercial bank or trust company reasonably acceptable to the Borrower, which acceptance shall not be unreasonably withheld or delayed (provided that the Borrower’s approval shall not be required if an Event of Default under Section 8.01(1) or Section 8.01(6) (solely with respect to Holdings and the Borrower) has occurred and is continuing). If a successor Administrative Agent shall not have been so appointed and shall have accepted such appointment within such 30 Business Day after the retiring Administrative Agent gives notice of its resignation (the “Resignation Effective Date”), the Administrative Agent, with the consent of the Borrower (which consent shall not be unreasonably withheld or delayed; provided that the Borrower’s consent shall not be required if an Event of Default under Section 8.01(1) or Section 8.01(6) (solely with respect to Holdings and the Borrower) has occurred and is continuing), may (but shall not be obligated to) then appoint a successor Administrative Agent who shall serve as Administrative Agent hereunder or thereunder until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided above. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date. If no successor Administrative Agent has been appointed pursuant to the foregoing by the 35th Business Day after the date such notice of resignation was given by the Administrative Agent or such notice of removal was given by the Required Lenders or the Borrower, as applicable, the Administrative Agent’s resignation shall nonetheless become effective and the 241 US-DOCS\123992845.16 042525-0274 Required Lenders shall thereafter perform all the duties of the Administrative Agent hereunder or under any other Loan Document until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided above. The retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders under any of the Loan Documents, the retiring Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender directly, until such time as the Required Lenders appoint a successor Administrative Agent as provided for above in this Section 9.11. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder and upon the execution and filing or recording of such financing statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Required Lenders may request, in order to (i) continue the perfection of the Liens granted or purported to be granted by the Collateral Documents or (ii) otherwise ensure that the Collateral and Guarantee Requirement is satisfied, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent, and the retiring Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section 9.11). The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring Administrative Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article IX and Sections 10.04 and 10.05 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Agent-Related Persons in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent. Upon a resignation of the Administrative Agent pursuant to this Section 9.11, the Administrative Agent (i) shall continue to be subject to Section 10.09 and (ii) shall remain indemnified to the extent provided in this Agreement and the other Loan Documents and the provisions of this Article IX (and the analogous provisions of the other Loan Documents) shall continue in effect for the benefit of the Administrative Agent for all of its actions and inactions while serving as the Administrative Agent. Section 9.12 Collateral Matters. Each Lender (including in its capacities as a potential Cash Management Bank and a potential Hedge Bank) irrevocably authorizes and directs the Collateral Agent to take the actions to be taken by them as set forth in Section 7.04 and 10.24. Each Lender hereby agrees, and each holder of any Term Note by the acceptance thereof will be deemed to agree, that, except as otherwise set forth herein, any action taken by the Required Lenders (or such greater percentage of Lenders required) in accordance with the provisions of this Agreement or the Collateral Documents, and the exercise by the Required Lenders (or such greater percentage of Lenders required) of the powers set forth herein or 242 US-DOCS\123992845.16 042525-0274 therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Lenders. The Collateral Agent is hereby authorized on behalf of all of the Lenders, without the necessity of any notice to or further consent from any Lender, to take any action with respect to any Collateral or Collateral Documents which may be necessary to perfect and maintain perfected the security interest in and liens upon the Collateral granted pursuant to the Collateral Documents. Upon request by the Administrative Agent at any time, the Lenders will confirm in writing the Collateral Agent’s authority to release particular types or items of Collateral pursuant to this Section 9.12. In each case as specified in this Section 9.12, the applicable Agent will (and each Lender irrevocably authorizes the applicable Agent to), at the Borrower’s expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release or subordination of such item of Collateral from the assignment and security interest granted under the Collateral Documents, or to evidence the release of such Guarantor from its obligations under the Guaranty, in each case in accordance with the terms of the Loan Documents and this Section 9.12. The Collateral Agent shall have no obligation whatsoever to the Lenders or to any other Person to assure that the Collateral exists or is owned by any Loan Party or is cared for, protected or insured or that the Liens granted to the Collateral Agent herein or pursuant hereto have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise or to continue exercising at all or in any manner or under any duty of care, disclosure or fidelity any of the rights, authorities and powers granted or available to the Collateral Agent in this Section 9.12, Section 10.24 or in any of the Collateral Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Collateral Agent may act in any manner it may deem appropriate, in its sole discretion, given the Collateral Agent’s own interest in the Collateral as one of the Lenders and that the Collateral Agent shall have no duty or liability whatsoever to the Lenders, except for its gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision). Section 9.13 Certain ERISA Matters. (1) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of the Administrative Agent and each other Arranger and their respective Affiliates and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true: (a) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments or this Agreement, 243 US-DOCS\123992845.16 042525-0274 (b) the prohibited transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable so as to exempt from the prohibitions of Section 406 of ERISA and Section 4975 of the Code, such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement, (c) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement satisfies the requirements of sub-sections (a) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement. (2) In addition, unless sub-clause (a) in the immediately preceding clause (1) is true with respect to a Lender, such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and each other Arranger and their respective Affiliates and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that none of the Administrative Agent or any other Arranger or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto). Section 9.14 Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise: (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the 244 US-DOCS\123992845.16 042525-0274 reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Sections 2.09 and 10.04) allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, provisional liquidator, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Agents and their respective agents and counsel, and any other amounts due the Administrative Agent under Sections 2.09 and 10.04. Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding. Section 9.15 Appointment of Supplemental Administrative Agents. (1) It is the purpose of this Agreement and the other Loan Documents that there shall be no violation of any Law of any jurisdiction denying or restricting the right of banking corporations or associations to transact business as agent or trustee in such jurisdiction. It is recognized that in case of litigation under this Agreement or any of the other Loan Documents, and in particular in case of the enforcement of any of the Loan Documents, or in case the Administrative Agent deems that by reason of any present or future Law of any jurisdiction it may not exercise any of the rights, powers or remedies granted herein or in any of the other Loan Documents or take any other action which may be desirable or necessary in connection therewith, the Administrative Agent is hereby authorized to appoint an additional individual or institution selected by the Administrative Agent in its sole discretion as a separate trustee, co-trustee, administrative agent, collateral agent, administrative sub-agent or administrative co-agent (any such additional individual or institution being referred to herein individually as a “Supplemental Administrative Agent” and collectively as “Supplemental Administrative Agents”). (2) In the event that the Administrative Agent appoints a Supplemental Administrative Agent with respect to any Collateral, (i) each and every right, power, privilege or duty expressed or intended by this Agreement or any of the other Loan Documents to be exercised by or vested in or conveyed to the Administrative Agent with respect to such Collateral shall be exercisable by and vest in such Supplemental Administrative Agent to the extent, and only to the extent, necessary to enable such Supplemental Administrative Agent to exercise such rights, powers and privileges with respect to such Collateral and to perform such duties with respect to such Collateral, and every covenant and obligation contained in the Loan 245 US-DOCS\123992845.16 042525-0274 Documents and necessary to the exercise or performance thereof by such Supplemental Administrative Agent shall run to and be enforceable by either the Administrative Agent or such Supplemental Administrative Agent, and (ii) the provisions of this Article IX and of Sections 10.04 and 10.05 that refer to the Administrative Agent shall inure to the benefit of such Supplemental Administrative Agent and all references therein to the Administrative Agent shall be deemed to be references to the Administrative Agent or such Supplemental Administrative Agent, as the context may require. (3) Should any instrument in writing from any Loan Party be reasonably required by any Supplemental Administrative Agent so appointed by the Administrative Agent for more fully and certainly vesting in and confirming to him or it such rights, powers, privileges and duties, the Borrower shall, or shall cause such Loan Party to, execute, acknowledge and deliver any and all such instruments reasonably acceptable to it promptly upon request by the Administrative Agent. In case any Supplemental Administrative Agent, or a successor thereto, shall die, become incapable of acting, resign or be removed, all the rights, powers, privileges and duties of such Supplemental Administrative Agent, to the extent permitted by Law, shall vest in and be exercised by the Administrative Agent until the appointment of a new Supplemental Administrative Agent. Section 9.16 Intercreditor Agreements. (a) Notwithstanding anything to the contrary in this Agreement or in any other Loan Document: (a) the Liens granted to the Collateral Agent in favor of the Secured Parties pursuant to the Loan Documents and the exercise of any right related to any Collateral shall be subject, in each case, to the terms of the ABL Intercreditor Agreement or any other Applicable Intercreditor Agreement, (b) in the event of any conflict between the express terms and provisions of this Agreement or any other Loan Document, on the one hand, and of the ABL Intercreditor Agreement or any other Applicable Intercreditor Agreement, on the other hand, the terms and provisions of the ABL Intercreditor Agreement or such other Applicable Intercreditor Agreement, as the case may be, shall control, and (c) each Lender (and, by its acceptance of the benefits of any Collateral Document, each other Secured Party) hereunder authorizes and instructs the Administrative Agent and Collateral Agent to execute the ABL Intercreditor Agreement or any other Applicable Intercreditor Agreement on behalf of such Lender, and such Lender agrees to be bound by the terms thereof. Section 9.17 Secured Cash Management Agreements and Secured Hedge Agreements. Except as otherwise expressly set forth herein or in any Guaranty or any Collateral Document, no Cash Management Bank or Hedge Bank that obtains the benefits of Section 8.03, any Guaranty or any Collateral by virtue of the provisions hereof or of any Guaranty or any Collateral Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Article IX to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Obligations arising under Secured Cash Management Agreements and Secured Hedge Agreements unless the Administrative Agent has received written notice of such 246 US-DOCS\123992845.16 042525-0274

Obligations, together with such supporting documentation as the Administrative Agent may request, from the applicable Cash Management Bank or Hedge Bank, as the case may be. Section 9.18 Withholding Tax. To the extent required by any applicable Laws, the Administrative Agent may withhold from any payment to any Lender an amount equivalent to any applicable withholding Tax. Without limiting or expanding the provisions of Section 3.01, each Lender shall indemnify and hold harmless the Administrative Agent against, and shall make payable in respect thereof within 10 days after demand therefor, any and all Taxes and any and all related losses, claims, liabilities and expenses (including fees, charges and disbursements of any counsel for the Administrative Agent) incurred by or asserted against the Administrative Agent by the IRS or any other Governmental Authority as a result of the failure of the Administrative Agent to properly withhold Tax from amounts paid to or for the account of such Lender for any reason (including because the appropriate form was not delivered or not properly executed, or because such Lender failed to notify the Administrative Agent of a change in circumstance that rendered the exemption from, or reduction of withholding tax ineffective). A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under this Agreement or any other Loan Document against any amount due the Administrative Agent under this Section 9.18. The agreements in this Section 9.18 shall survive the resignation or replacement of the Administrative Agent, any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all other Obligations. Section 9.19 Recovery of Erroneous Payments. Without limitation of any other provision in this Agreement, if at any time the Administrative Agent makes a payment hereunder in error to any Lender (the “Credit Party”), whether or not in respect of an Obligation due and owing by the Borrower at such time, where such payment is a Rescindable Amount, then in any such event, each Credit Party receiving a Rescindable Amount severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount received by such Credit Party in immediately available funds in the currency so received, with interest thereon, for each day from and including the date such Rescindable Amount is received by it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. Each Credit Party irrevocably waives any and all defenses, including any “discharge for value” (under which a creditor might otherwise claim a right to retain funds mistakenly paid by a third party in respect of a debt owed by another) or similar defense to its obligation to return any Rescindable Amount. The Administrative Agent shall inform each Credit Party promptly upon determining that any payment made to such Credit Party comprised, in whole or in part, a Rescindable Amount. Notwithstanding anything to the contrary herein or in any other Loan Document, the provisions of this paragraph are solely agreements among the Credit Parties and the Administrative Agent and shall not impose any obligations on the Borrower or the other Loan Parties. 247 US-DOCS\123992845.16 042525-0274 ARTICLE X MISCELLANEOUS Section 10.01 Amendments, etc. (1) Except as otherwise set forth in this Agreement, no amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrower or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders (other than with respect to any amendment or waiver contemplated in clause (i) below), which shall only require the consent of the Required Facility Lenders under the applicable Facility or Facilities) and the Borrower or the applicable Loan Party, as the case may be, and acknowledged by the Administrative Agent, and the Administrative Agent hereby agrees to acknowledge any such waiver, consent or amendment that otherwise satisfies the requirements of this Section 10.01 as promptly as possible, however, to the extent the final form of such waiver, consent or amendment has been delivered to the Administrative Agent at least 1 Business Day prior to the proposed effectiveness of the consents by the Lenders party thereto, the Administrative Agent shall acknowledge such waiver, consent or amendment (i) immediately, in the case of any amendment which does not require the consent of any existing Lender under this Agreement (provided that the failure to acknowledge such amendment within such 1 Business Day period shall be deemed to be an acknowledgment) or (ii) otherwise, within 2 hours of the time copies of the Required Lender consents or other applicable Lender consents required by this Section 10.01 have been provided to the Administrative Agent and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that no such amendment, waiver or consent shall: (a) extend or increase the Commitment of any Lender without the written consent of such Lender (it being understood that a waiver of any condition precedent set forth in Section 4.01 or the waiver of any Default, mandatory prepayment or mandatory reduction of the Commitments shall not constitute an extension or increase of any Commitment of any Lender); (b) postpone any date scheduled for, or reduce the amount of, any payment of principal or interest under Section 2.07 or 2.08 (other than pursuant to Section 2.08(2)) or any payment of fees or premiums hereunder or under any Loan Document with respect to payments to any Lender without the written consent of such Lender, it being understood that none of the following will constitute a postponement of any date scheduled for, or a reduction in the amount of, any payment of principal, interest, fees or premiums: the waiver of (or amendment to the terms of) any mandatory prepayment of the Loans; (c) reduce the principal of, or the rate of interest specified herein on, any Loan, or (subject to clause (I) of the proviso immediately succeeding clause (i) of this Section 10.01(1)) any fees or other amounts payable hereunder or under any other Loan Document to any Lender without the written consent of such Lender; provided that only the consent of (A) the Required Lenders shall be necessary to amend (1) the definition of 248 US-DOCS\123992845.16 042525-0274

“Default Rate” and (2) the MFN Protection Provision and (B) the Required Lenders will be necessary to waive any obligation of the Borrower to pay interest at the Default Rate; (d) except as contemplated by clause (C) in the second proviso immediately succeeding clause (i) of this Section 10.01(1), change any provision of this Section 10.01 or the definition of “Required Lenders” or “Required Facility Lenders,” or any other provision specifying the number of Lenders or portion of the Loans or Commitments required to take any action under the Loan Documents, without the written consent of each Lender; (e) other than in a transaction permitted under Section 7.03 or Section 7.04, release all or substantially all of the Collateral in any transaction or series of related transactions, without the written consent of each Lender; or (f) other than in a transaction permitted under Section 7.03 or Section 7.04, release all or substantially all of the aggregate value of the Guaranty, without the written consent of each Lender; (g) without the prior written consent of each Lender directly and adversely affected thereby, (x) subordinate any of the Obligations, including the payment priority thereof, to any other Indebtedness or (y) subordinate the Lien securing any of the Obligations on all or substantially all of the Collateral to any other Lien securing any other Indebtedness, except in the case of each of the foregoing clauses (x) and (y) (A) any Indebtedness that is expressly permitted under the Loan Documents as in effect on the Closing Date to be senior to the Obligations and/or be secured by a Lien that is senior to the Lien securing the Obligations, (B) any Indebtedness incurred pursuant to a bona fide revolving credit facility (including the ABL Facility) or any customary asset-based, factoring, securitization or other similar facility the incurrence of which is otherwise approved by the Required Lenders, (C) any “debtor-in-possession” facility or (D) any other Indebtedness so long as such Indebtedness is offered ratably to all Lenders holding such Obligations; (h) without the prior written consent of each Lender directly and adversely affected thereby, amend, modify or waive the definition of “Pro Rata Share”, the pro rata sharing provisions of Section 8.03 or Section 2.12 or the waterfall provisions of Section 8.03, in each case other than to the extent in connection with a transaction described in clause (g) of this Section 10.01 for which Required Lender consent is sufficient and has been achieved; (i) amend, waive or otherwise modify any term or provision (including the availability and conditions to funding and the rate of interest applicable thereto) which directly affects Lenders of one Facility and does not directly affect Lenders under any other Facility, in each case, without the written consent of the Required Facility Lenders under such applicable Facility; provided that: 249 US-DOCS\123992845.16 042525-0274 (I) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of, or any fees or other amounts payable to, the Administrative Agent under this Agreement or any other Loan Document; and (II) Section 10.07(g) may not be amended, waived or otherwise modified without the consent of each Granting Lender all or any part of whose Loans are being funded by an SPC at the time of such amendment, waiver or other modification; provided further that notwithstanding the foregoing: (A) no Defaulting Lender shall have any right to approve or disapprove of any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders, the Required Lenders, the Required Facility Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders) (it being understood that any Commitments or Loans held or deemed held by any Defaulting Lender shall be excluded for a vote of the Lenders hereunder requiring any consent of the Lenders); (B) no Lender consent is required to effect any amendment or supplement to any Applicable Intercreditor Agreement (i) that is for the purpose of adding the holders of Permitted Incremental Equivalent Debt, Credit Agreement Refinancing Indebtedness or any other Permitted Indebtedness that is secured Indebtedness (or a Debt Representative with respect thereto) as parties thereto, as expressly contemplated by the terms of such Applicable Intercreditor Agreement, as applicable (it being understood that any such amendment, modification or supplement may make such other changes to the Applicable Intercreditor Agreement as, in the good faith determination of the Administrative Agent, are required to effectuate the foregoing and provided that such other changes are not adverse, in any material respect, to the interests of the Lenders) or (ii) that is expressly contemplated by any Applicable Intercreditor Agreement; provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent or the Collateral Agent hereunder or under any other Loan Document without the prior written consent of the Administrative Agent or the Collateral Agent, as applicable; (C) this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent and the Borrower (i) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof 250 US-DOCS\123992845.16 042525-0274 to share ratably in the benefits of this Agreement and the other Loan Documents with the Term Loans and the accrued interest and fees in respect thereof and (ii) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders; (D) any waiver, amendment or modification of this Agreement that by its terms affects the rights or duties under this Agreement of Lenders holding Loans or Commitments of a particular Class (but not the Lenders holding Loans or Commitments of any other Class) may be effected by an agreement or agreements in writing entered into by the Borrower and the requisite percentage in interest of the affected Class of Lenders that would be required to consent thereto under this Section 10.01 if such Class of Lenders were the only Class of Lenders hereunder at the time; (E) Without limiting the scope of Section 10.01(3) below, any provision of this Agreement or any other Loan Document may be amended by an agreement in writing entered into by the Borrower and the Administrative Agent to cure any ambiguity, omission, defect or inconsistency (including amendments, supplements or waivers to any of the Collateral Documents, guarantees, intercreditor agreements or related documents executed by any Loan Party or any other Subsidiary in connection with this Agreement if such amendment, supplement or waiver is delivered in order to cause such Collateral Documents, guarantees, intercreditor agreements or related documents to be consistent with this Agreement and the other Loan Documents) so long as, in each case, the Lenders shall have received at least 5 Business Days’ prior written notice thereof and the Administrative Agent shall not have received, within 5 Business Days of the date of such notice to the Lenders, a written notice from the Required Lenders stating that the Required Lenders object to such amendment; provided that the consent of the Lenders or the Required Lenders, as the case may be, shall not be required to make any such changes necessary to be made in connection with any borrowing of Incremental Term Loans, any borrowing of Refinancing Loans, any Extension or any borrowing of Replacement Loans and otherwise to effect the provisions of Section 2.14, 2.15, 2.16 or 2.20, respectively; (F) the Borrower and the Administrative Agent may, without the input or consent of the other Lenders, (i) effect changes to any other Security Document as may be necessary or appropriate in the opinion of the Collateral Agent and (ii) effect changes to this Agreement that are necessary and appropriate to effect the offering process set forth in Section 2.05(1)(e); and 251 US-DOCS\123992845.16 042525-0274 (G) no consent of the Required Lenders or Required Facility Lenders of any Class shall be required for any amendment, waiver or consent that requires the consent of the Lenders directly affected thereby. (2) [Reserved]. (3) In addition, notwithstanding anything to the contrary in this Section 10.01, (a) the Guaranty, the Collateral Documents and related documents executed by any Loan Party or any Restricted Subsidiary in connection with this Agreement and the other Loan Documents may be in a form reasonably determined by the Administrative Agent and may be, together with this Agreement, amended and waived with the consent of the Administrative Agent at the request of the Borrower without the need to obtain the consent of any other Lender if such amendment or waiver is delivered in order (i) to comply with local Law or advice of local counsel, (ii) to cure ambiguities or defects or (iii) to cause the Guaranty, Collateral Documents or other document to be consistent with this Agreement and the other Loan Documents (including by adding additional parties as contemplated herein or therein); (b) if the Administrative Agent and the Borrower shall have jointly identified an obvious error (including, but not limited to, an incorrect cross-reference) or any error or omission of a technical or immaterial nature, in each case, in any provision of this Agreement or any other Loan Document (including, for the avoidance of doubt, any exhibit, schedule or other attachment to any Loan Document), then the Administrative Agent (acting in its sole discretion) and the Borrower or any other relevant Loan Party shall be permitted to amend such provision and such amendment shall become effective without any further action or consent of any other party to any Loan Document. Notification of such amendment shall be made by the Administrative Agent to the Lenders promptly upon such amendment becoming effective; and (c) technical and conforming modifications to the Loan Documents may be made with the consent of the Borrower and the Administrative Agent (and no other Person) to the extent necessary to (i) to integrate any Incremental Term Facility, Refinancing Loans, Extended Loans or Replacement Loans, (ii) to integrate the terms or conditions from any Incremental Amendment that are more restrictive than this Agreement in accordance with Section 2.14(7)(d), (iii) to increase the interest rates (including any interest rate margins or interest rate floors), fees and other amounts payable to any Class or Classes of Lenders hereunder, (iv) increase, expand and/or extend the call protection provisions and any “most favored nation” provisions benefiting any Class or Classes of Lenders hereunder (including, for the avoidance of doubt, the provisions of Sections 2.18 and 2.14(8) hereof) and/or (v) modify any other provision hereunder or under any other Loan Document in a manner more favorable to the then-existing Lenders or Class or Classes of Lenders, in each case in connection with the issuance or incurrence of any Incremental Term Facility or other Indebtedness permitted hereunder, where the terms of any such Incremental Term Facility or other Indebtedness are more favorable to the lenders thereof than the corresponding terms applicable to other Loans or Commitments then existing hereunder, and it is intended that one or more 252 US-DOCS\123992845.16 042525-0274 then-existing Classes of Loans or Commitments under this Agreement share in the benefit of such more favorable terms in order to comply with the provisions hereof relating to the incurrence of such Incremental Term Facility or other Indebtedness; provided that the consent of the Lenders or the Required Lenders, as the case may be, shall not be required to make any such changes necessary to be made in connection with any borrowing of Incremental Term Loans, any borrowing of Refinancing Loans, any Extension or any borrowing of Replacement Loans and otherwise to effect the provisions of Section 2.14, 2.15 or 2.16 or the immediately succeeding paragraph of this Section 10.01, respectively; (d) this Agreement and any other Loan Document may be amended (or amended and restated) solely with the consent of the Administrative Agent and the Borrower without the need to obtain the consent of any other Lender if such amendment is delivered in a manner not materially adverse to the Lenders taken as a whole (in their capacities as such) (as determined by the Administrative Agent in good faith) in connection with incurring a fungible debt facility; and (e) each amendment to this Agreement providing for Replacement Loans may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower to effect the provisions of this paragraph, and for the avoidance of doubt, this paragraph shall supersede any other provisions in this Section 10.01 to the contrary. Section 10.02 Notices and Other Communications; Facsimile Copies. (1) General. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows: (a) if to Holdings, the Borrower or the Administrative Agent, to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule 10.02; and (b) if to any other Lender, to the address, facsimile number, electronic mail address or telephone number specified in its Administrative Questionnaire. Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next succeeding Business Day for the recipient). Notices and other communications delivered through electronic communications to the extent provided in subsection (2) below shall be effective as provided in such subsection (2). 253 US-DOCS\123992845.16 042525-0274 (2) Electronic Communication. Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices to any Lender pursuant to Article II if such Lender, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. (3) Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement); provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next succeeding Business Day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor. (4) The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD-PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Agent-Related Persons or any Arranger (collectively, the “Agent Parties”) have any liability to Holdings, the Borrower, any Lender, or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s or the Administrative Agent’s transmission of Borrower Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and non-appealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to Holdings, the Borrower, any Lender or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages). (5) Change of Address. Each Loan Party and the Administrative Agent may change its address, facsimile or telephone number for notices and other communications hereunder by written notice to the other parties hereto. Each other Lender may change its address, facsimile or telephone number for notices and other communications hereunder by written notice to the Borrower and the Administrative Agent. In addition, each Lender agrees to notify the 254 US-DOCS\123992845.16 042525-0274

Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, facsimile number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. Furthermore, each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable Law, including United States Federal and state securities Laws, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to the Borrower or its securities for purposes of United States Federal or state securities laws. (6) Reliance by the Administrative Agent. The Administrative Agent and the Lenders shall be entitled to rely and act upon any notices purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower shall indemnify the Administrative Agent, each Lender and the Agent-Related Persons of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording. Section 10.03 No Waiver; Cumulative Remedies. No failure by any Lender or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law. Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Section 8.02 for the benefit of all the Lenders; provided, however, that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) any Lender from exercising setoff rights in accordance with Section 10.10 (subject to the terms of Section 2.13), or (c) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law; and provided further that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 8.02 and (ii) in 255 US-DOCS\123992845.16 042525-0274 addition to the matters set forth in clauses (b) and (c) of the preceding proviso and subject to Section 2.13, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders. Section 10.04 Costs and Expenses. The Borrower agrees (a) if the Closing Date occurs, to pay or reimburse the Administrative Agent and the Arrangers for all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent and the Arrangers (promptly following a written demand therefor, together with backup documentation supporting such reimbursement request) incurred in connection with the preparation, negotiation, syndication, execution, delivery and administration of this Agreement and the other Loan Documents and any amendment, waiver, consent or other modification of the provisions hereof and thereof (whether or not the transactions contemplated thereby are consummated), and the consummation and administration of the transactions contemplated hereby and thereby, including all Attorney Costs of Latham & Watkins LLP and, if necessary, a single local counsel in each relevant material jurisdiction, and (b) upon presentation of a summary statement, together with any supporting documentation reasonably requested by the Borrower, to pay or reimburse the Administrative Agent and the other Lenders, taken as a whole, promptly following a written demand therefor for all reasonable and documented out-of-pocket costs and expenses incurred in connection with the enforcement of any rights or remedies under this Agreement or the other Loan Documents (including all such costs and expenses incurred during any legal proceeding, including any proceeding under any Debtor Relief Law, and including all Attorney Costs of one counsel to the Administrative Agent and the Lenders taken as a whole (and, if necessary, one local counsel in any relevant material jurisdiction and solely in the case of a conflict of interest, one additional counsel in each relevant jurisdiction to each group of affected Lenders similarly situated taken as a whole)). The agreements in this Section 10.04 shall survive the termination of the Aggregate Commitments and repayment of all other Obligations. All amounts due under this Section 10.04 shall be paid promptly following receipt by the Borrower of an invoice relating thereto setting forth such expenses in reasonable detail. Section 10.05 Indemnification by the Borrower. The Borrower shall indemnify and hold harmless the Agents, each other Lender, the Arrangers and their respective Related Persons (collectively, the “Indemnitees”) from and against any and all losses, claims, damages, liabilities or expenses (including Attorney Costs and Environmental Liabilities to the extent related to the Loan Parties) to which any such Indemnitee may become subject arising out of, resulting from or in connection with (but limited, in the case of legal fees and expenses, to the reasonable and documented out-of-pocket fees, disbursements and other charges of one counsel to all Indemnitees taken as a whole and, if reasonably necessary, a single local counsel for all Indemnitees taken as a whole in each relevant jurisdiction, and solely in the case of a conflict of interest, one additional counsel in each relevant jurisdiction to each group of affected Indemnitees similarly situated taken as a whole) any (i) actual or threatened claim, litigation, investigation, proceeding or Environmental Liabilities relating to the Transactions or to each Loan Party and each of its Restricted Subsidiaries and their respective operations and any of the respective currently or formerly owned, leased or operated real estate, facilities or properties, or (ii) to the execution, delivery, enforcement, performance and administration of this Agreement, the other Loan Documents, the Loans or the use, or proposed use of the proceeds therefrom, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, litigation, investigation or proceeding), and 256 US-DOCS\123992845.16 042525-0274 regardless of whether any Indemnitee is a party thereto (all the foregoing, collectively, the “Indemnified Liabilities”); provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or expenses resulted from (w) the gross negligence, bad faith or willful misconduct of such Indemnitee or any of its Related Indemnified Persons as determined by a final, non-appealable judgment of a court of competent jurisdiction, (x) a material breach of any obligations under any Loan Document by such Indemnitee or any of its Related Indemnified Persons as determined by a final, non-appealable judgment of a court of competent jurisdiction, (y) in the case of any loss, claim damage or liability brought by any Loan Party or any of its Restricted Subsidiaries, a material breach of the obligations under the Engagement Letter, the Agency Fee Letter or the other Loan Documents of such Indemnitee or any of its Related Indemnified Persons as determined by a final, non-appealable judgment of a court of competent jurisdiction or (z) any dispute solely among Indemnitees other than any claims against an Indemnitee in its capacity or in fulfilling its role as an administrative agent or arranger or any similar role under any Loan Document and other than any claims arising out of any act or omission of the Borrower or any of their Affiliates (as determined by a final, non-appealable judgment of a court of competent jurisdiction). To the extent that the undertakings to indemnify and hold harmless set forth in this Section 10.05 may be unenforceable in whole or in part because they are violative of any applicable law or public policy, the Borrower shall contribute the maximum portion that they are permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnitees or any of them. No Indemnitee shall be liable for any damages arising from the use by others of any information or other materials obtained through IntraLinks or other similar information transmission systems in connection with this Agreement (except to the extent such damages are found in a final non-appealable judgment of a court of competent jurisdiction to have resulted from the willful misconduct, bad faith or gross negligence of such Indemnitee), nor shall any Indemnitee or any Loan Party have any liability for any special, punitive, indirect or consequential damages relating to this Agreement or any other Loan Document or arising out of its activities in connection herewith or therewith (whether before or after the Closing Date) (other than, in the case of any Loan Party, in respect of any such damages incurred or paid by an Indemnitee to a third party for which such Indemnitee is otherwise entitled to indemnification pursuant to this Section 10.05). In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 10.05 applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by any Loan Party, its directors, stockholders or creditors or an Indemnitee or any other Person, whether or not any Indemnitee is otherwise a party thereto and whether or not any of the transactions contemplated hereunder or under any of the other Loan Documents is consummated. All amounts due under this Section 10.05 shall be paid within 20 Business Days after written demand therefor. The agreements in this Section 10.05 shall survive the resignation of the Administrative Agent, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations. This Section 10.05 shall not apply to Taxes, except any Taxes that represent losses or damages arising from any non-Tax claim. Notwithstanding the foregoing, each Indemnitee shall be obligated to refund and return promptly any and all amounts paid by the Borrower under this Section 10.05 to such Indemnitee for any such fees, expenses or damages to the extent such Indemnitee is not entitled to payment of such amounts in accordance with the terms hereof. 257 US-DOCS\123992845.16 042525-0274 Section 10.06 Marshaling; Payments Set Aside. None of the Administrative Agent or any Lender shall be under any obligation to marshal any assets in favor of the Loan Parties or any other party or against or in payment of any or all of the Obligations. To the extent that any payment by or on behalf of the Borrower is made to any Agent or any Lender, or any Agent or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by such Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share of any amount so recovered from or repaid by any Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the applicable Overnight Rate from time to time in effect. Section 10.07 Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that no Loan Party may, except as permitted by Section 7.03, assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder (including to existing Lenders and their Affiliates) except (i) to an Eligible Assignee and (A) in the case of any Eligible Assignee that, immediately prior to or upon giving effect to such assignment, is an Affiliated Lender, in accordance with the provisions of Section 10.07(h) and (B) in the case of any Eligible Assignee that is a Loan Party or any Subsidiary thereof, in accordance with the provisions of Section 10.07(l), (ii) by way of participation in accordance with the provisions of Section 10.07(d), or (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 10.07(f), or (iv) to an SPC in accordance with the provisions of Section 10.07(g) (and any other attempted assignment or transfer by any party hereto (other than the replacement of the Administrative Agent pursuant to Article IX above) shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in Section 10.07(d) and, to the extent expressly contemplated hereby, Related Persons of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that any such assignment shall be subject to the following conditions: (i) Minimum Amounts. 258 US-DOCS\123992845.16 042525-0274

(A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and the Loans at the time owing to it or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and (B) in any case not described in subsection (b)(i)(A) of this Section 10.07, the aggregate amount of the Commitment or, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $1.0 million, unless either (x) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund or (y) each of the Administrative Agent and the Borrower otherwise consents; provided, however, that concurrent assignments to members of an Assignee Group and concurrent assignments from members of an Assignee Group to a single Eligible Assignee (or to an Eligible Assignee and members of its Assignee Group) will be treated as a single assignment for purposes of determining whether such minimum amount has been met. (ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans or the Commitment assigned. (iii) Required Consents. No consent shall be required for any assignment except to the extent required by Section 10.07(b)(i)(B) and, in addition: (A) the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (1) an Event of Default under Section 8.01(1) or Section 8.01(6) (solely with respect to Holdings and the Borrower) has occurred and is continuing at the time of such assignment determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if a “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date or (2) in respect of an assignment of all or a portion of the Loans, such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that the Borrower shall be deemed to have consented to any assignment of all or a portion of the Term Loans unless it shall have objected thereto by written notice to the Administrative Agent within 10 Business Days after having received notice of a failure to respond to such request for assignment; provided further that no consent of the Borrower shall be required for an 259 US-DOCS\123992845.16 042525-0274 assignment of all or a portion of the Loans pursuant to Section 10.07(h), (k) or (l); and (B) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required if such assignment is to a Person that is not a Lender, an Affiliate of a Lender or an Approved Fund with respect to a Lender; provided that no consent of the Administrative Agent shall be required for an assignment (i) of all or a portion of the Loans pursuant to Section 10.07(g), (h), (k) or (l). (iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption via an electronic settlement system acceptable to the Administrative Agent (or, if previously agreed with the Administrative Agent, manually), and shall pay to the Administrative Agent a processing and recordation fee of $3,500 (which fee may be waived or reduced in the sole discretion of the Administrative Agent). Other than in the case of assignments pursuant to Section 10.07(l), the Eligible Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. Each assignee Lender shall be required to represent in the Assignment and Assumption that it is not a Disqualified Institution or an Affiliate of a Disqualified Institution. (v) No Assignments to Certain Persons. No such assignment shall be made (A) to any Loan Party or any of its Subsidiaries except as permitted under Section 2.05(1)(e) or Section 10.07(l), (B) subject to Sections 10.07(h), (k) and (l) below, to any Affiliate of the Borrower, (C) to a natural person or (D) to any Disqualified Institution. This Section 10.07(b) shall not prohibit any Lender from assigning all or a portion of its rights and obligations among separate Facilities on a non-pro rata basis among such Facilities. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or sub participations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable Pro Rata Share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent or any Lender hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full Pro Rata Share of all Loans in accordance with its Pro Rata Share. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this 260 US-DOCS\123992845.16 042525-0274 paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. Subject to acceptance and recording thereof by the Administrative Agent pursuant to clause (c) of this Section 10.07 (and, in the case of an Affiliated Lender or a Person that, after giving effect to such assignment, would become an Affiliated Lender, to the requirements of clause (h) of this Section 10.07), from and after the effective date specified in each Assignment and Assumption, other than in connection with an assignment pursuant to Section 10.07(l), (x) the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and (y) the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05, 10.04 and 10.05 with respect to facts and circumstances occurring prior to the effective date of such assignment), but shall in any event continue to be subject to Section 10.09. Upon request, and the surrender by the assigning Lender of its Term Note, the Borrower (at its expense) shall execute and deliver a Term Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 10.07(d). (c) The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it, each Affiliated Lender Assignment and Assumption delivered to it, each notice of cancellation of any Loans delivered by the Borrower pursuant to subsections (h) or (l) below, and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and related interest amounts) of the Loans and amounts due under Section 2.03, owing to each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Agents and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, any Agent-Related Persons and, with respect to its own Loans, any Lender, at any reasonable time and from time to time upon reasonable prior notice. This Section 10.07(c) and Section 2.11 shall be construed so that all Loans are at all times maintained in “registered form” within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Code and any related Treasury regulations (or any other relevant or successor provisions of the Code or of such Treasury regulations). Notwithstanding the foregoing, in no event shall the Administrative Agent be obligated to ascertain, monitor or inquire as to whether any Lender is an Affiliated Lender, nor shall the Administrative Agent be obligated to monitor the aggregate amount of the Term Loans or Incremental Term Loans held by Affiliated Lenders. 261 US-DOCS\123992845.16 042525-0274 (d) Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural person, the Borrower or any Affiliate or Subsidiary of the Borrower or a Disqualified Institution to the extent the list of Disqualified Institutions has been made available to the Lenders, following reasonable request therefor) (each, a “Participant”) in all or a portion of such Lender’s rights or obligations under this Agreement (including all or a portion of its Commitment or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Agents and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and the other Loan Documents and to approve any amendment, modification or waiver of any provision of this Agreement or any other Loan Document; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 10.01 (other than clauses (d) and (i) thereof) that directly affects such Participant. Subject to subsection (e) of this Section 10.07, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.01 (subject to the requirements of Section 3.01 (including subsections (2), (3) and (4), as applicable as though it were a Lender)), 3.04 and 3.05 (through the applicable Lender) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section 10.07. To the extent permitted by applicable Law, each Participant also shall be entitled to the benefits of Section 10.10 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.13 as though it were a Lender. (e) Limitations upon Participant Rights. A Participant shall not be entitled to receive any greater payment under Section 3.01, 3.04 or 3.05 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent. Each Lender that sells a participation shall (acting solely for this purpose as a non-fiduciary agent of the Borrower) maintain a register complying with the requirements of Sections 163(f), 871(h) and 881(c)(2) of the Code and the Treasury regulations issued thereunder on which is entered the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under this Agreement (the “Participant Register”). The entries in the Participant Register shall be conclusive absent manifest error, and such Lender and the Borrower shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary; provided that no Lender shall have the obligation to disclose all or a portion of the Participant Register (including the identity of the Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or other obligations under any Loan Document) to any Person except to the extent such disclosure is necessary to establish that any such commitments, loans, letters of credit or other obligations are in registered form for 262 US-DOCS\123992845.16 042525-0274

U.S. federal income tax purposes. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (f) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Term Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or any other central bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (g) Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower (an “SPC”) the option to provide all or any part of any Loan that such Granting Lender would otherwise be obligated to make pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to fund any Loan, (ii) if an SPC elects not to exercise such option or otherwise fails to make all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof and (iii) such SPC and the applicable Loan or any applicable part thereof shall be appropriately reflected in the Participant Register. Each party hereto hereby agrees that (i) neither the grant to any SPC nor the exercise by any SPC of such option shall increase the costs or expenses or otherwise increase or change the obligations of the Borrower under this Agreement (including its obligations under Section 3.01, 3.04 or 3.05), (ii) no SPC shall be liable for any indemnity or similar payment obligation under this Agreement for which a Lender would be liable, and (iii) the Granting Lender shall for all purposes, including the approval of any amendment, waiver or other modification of any provision of any Loan Document, remain the Lender hereunder. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Notwithstanding anything to the contrary contained herein, any SPC may (i) with notice to, but without prior consent of the Borrower and the Administrative Agent and with the payment of a processing fee of $3,500 (which processing fee may be waived by the Administrative Agent in its sole discretion), assign all or any portion of its right to receive payment with respect to any Loan to the Granting Lender and (ii) disclose on a confidential basis any non-public information relating to its funding of Loans to any rating agency, commercial paper dealer or provider of any surety or Guarantee or credit or liquidity enhancement to such SPC. (h) Any Lender may at any time, assign all or a portion of its rights and obligations with respect to Loans and Commitments under this Agreement to a Person who is or will become, after such assignment, an Affiliated Lender through (x) Dutch auctions or other offers to purchase or take by assignment open to all Lenders on a pro rata basis in accordance with procedures of the type described in Section 2.05(1)(e) or (y) open market purchase on a non-pro rata basis, in each case subject to the following limitations: 263 US-DOCS\123992845.16 042525-0274 (i) Affiliated Lenders (A) will not receive information provided solely to Lenders by the Administrative Agent or any Lender and will not be permitted to attend or participate in conference calls or meetings attended solely by the Lenders and the Administrative Agent, other than the right to receive notices of prepayments and other administrative notices in respect of its Loans or Commitments required to be delivered to Lenders pursuant to Article II or (B) will not make any challenge to the Administrative Agent’s or any other Lender’s attorney-client privilege on the basis of its status as a Lender; (ii) each Affiliated Lender that purchases any Loans or Commitments will clearly identify itself as an Affiliated Lender in any Affiliated Lender Assignment and Assumption executed in connection with such purchases or sales and each such Affiliated Lender Assignment and Assumption shall contain customary “big boy” representations but no requirement to make representations as to the absence of any material nonpublic information; (iii) as a condition to each assignment pursuant to this subsection (h), the Administrative Agent and the Borrower shall have been provided a notice in connection with each assignment to an Affiliated Lender or a Person that upon the effectiveness of such assignment the assignee would constitute an Affiliated Lender pursuant to which such Affiliated Lender (in its capacity as such) shall waive any right to bring any action in connection with such Loans and Commitments against the Administrative Agent, in its capacity as such; (iv) the aggregate principal amount of Term Loans of any Class under this Agreement held by Affiliated Lenders at the time of any such purchase or assignment shall not exceed 25.0% of the aggregate principal amount of Term Loans of such Class outstanding at such time under this Agreement (such percentage, the “Affiliated Lender Cap”); provided that to the extent any assignment to an Affiliated Lender would result in the aggregate principal amount of all Term Loans of any Class held by Affiliated Lenders exceeding the Affiliated Lender Cap (determined at the time of purchase), the assignment of such excess amount will be void ab initio; and (v) the assigning Lender and the Affiliated Lender purchasing such Lender’s Term Loans shall execute and deliver to the Administrative Agent an assignment agreement substantially in the form of Exhibit D-2 hereto (an “Affiliated Lender Assignment and Assumption”). Notwithstanding anything to the contrary contained herein, any Affiliated Lender that has purchased Term Loans pursuant to this subsection (h) may, in its sole discretion, contribute, directly or indirectly, the principal amount of such Term Loans or any portion thereof, plus all accrued and unpaid interest thereon, to the Borrower for the purpose of cancelling and extinguishing such Term Loans and such contribution will increase the amount of the Available Amount. Upon the date of such contribution, assignment or transfer, (x) the aggregate outstanding principal amount of Term Loans shall reflect such cancellation and extinguishing of the Term Loans then held by the Borrower and (y) the Borrower shall promptly provide notice to 264 US-DOCS\123992845.16 042525-0274 the Administrative Agent of such contribution of such Term Loans, and the Administrative Agent, upon receipt of such notice, shall reflect the cancellation of the applicable Term Loans in the Register. Each Affiliated Lender agrees to notify the Administrative Agent and the Borrower promptly (and in any event within 10 Business Days) if it acquires any Person who is also a Lender, and each Lender agrees to notify the Administrative Agent and the Borrower promptly (and in any event within 10 Business Days) if it becomes an Affiliated Lender. The Administrative Agent may conclusively rely upon any notice delivered pursuant to the immediately preceding sentence or pursuant to clause (v) of this subsection (h) and shall not have any liability for any losses suffered by any Person as a result of any purported assignment to or from an Affiliated Lender. (i) Notwithstanding anything in Section 10.01 or the definition of “Required Lenders,” or “Required Facility Lenders” to the contrary, for purposes of determining whether the Required Lenders and Required Facility Lenders (in respect of a Class of Term Loans) have (i) consented (or not consented) to any amendment, modification, waiver, consent or other action with respect to any of the terms of any Loan Document or any departure by any Loan Party therefrom, or subject to Section 10.07(j), any plan of reorganization pursuant to the U.S. Bankruptcy Code, (ii) otherwise acted on any matter related to any Loan Document, or (iii) directed or required the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) with respect to or under any Loan Document, no Affiliated Lender shall have any right to consent (or not consent), otherwise act or direct or require the Administrative Agent or any Lender to take (or refrain from taking) any such action and: (i) all Term Loans held by any Affiliated Lenders shall be deemed to be not outstanding for all purposes of calculating whether the Required Lenders and Required Facility Lenders (in respect of a Class of Term Loans) have taken any actions; and (ii) all Term Loans held by Affiliated Lenders shall be deemed to have been voted in the same proportion as non-Affiliated lenders voting on such matter unless the action in question affects such Affiliated Lender in a disproportionately adverse manner than its effect on other Lenders. (j) Notwithstanding anything in this Agreement or the other Loan Documents to the contrary, each Affiliated Lender hereby agrees that, and each Affiliated Lender Assignment and Assumption shall provide a confirmation that, if a proceeding under any Debtor Relief Law shall be commenced by or against the Borrower or any other Loan Party at a time when such Lender is an Affiliated Lender, such Affiliated Lender irrevocably authorizes and empowers the Administrative Agent to vote on behalf of such Affiliated Lender with respect to the Term Loans held by such Affiliated Lender in the same proportion as non-Affiliated Lenders voting on such matter, unless the Administrative Agent instructs such Affiliated Lender to vote, in which case such Affiliated Lender shall vote with respect to the Term Loans held by it as the Administrative Agent directs; provided that such Affiliated Lender shall be entitled to 265 US-DOCS\123992845.16 042525-0274 vote in accordance with its sole discretion (and not in accordance with the direction of the Administrative Agent) in connection with any plan of reorganization to the extent any such plan of reorganization proposes to treat any Obligations held by such Affiliated Lender in a disproportionately adverse manner than the proposed treatment of similar Obligations held by Term Lenders that are not Affiliated Lenders. (k) Notwithstanding anything in Section 10.01 or the definition of “Required Lenders” to the contrary, for purposes of determining whether the Required Lenders have (i) consented (or not consented) to any amendment, modification, waiver, consent or other action with respect to any of the terms of any Loan Document or any departure by any Loan Party therefrom, (ii) otherwise acted on any matter related to any Loan Document or (iii) directed or required the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) with respect to or under any Loan Document, all Term Loans held by Debt Fund Affiliates, in the aggregate, may not account for more than 49.9% of the Term Loans of consenting Lenders included in determining whether the Required Lenders have consented to any action pursuant to Section 10.01. (l) Any Lender may, so long as no Event of Default has occurred and is continuing, at any time, assign all or a portion of its rights and obligations with respect to Term Loans under this Agreement to Holdings, the Borrower or any Subsidiary of the Borrower through (x) Dutch auctions or other offers to purchase open to all Lenders on a pro rata basis in accordance with procedures of the type described in Section 2.05(1)(e) or (y) open market purchases on a non-pro rata basis; provided that (x) if the assignee is Holdings or a Subsidiary of the Borrower, upon such assignment, transfer or contribution, the applicable assignee shall automatically be deemed to have contributed or transferred the principal amount of such Term Loans, plus all accrued and unpaid interest thereon, to the Borrower; or (y) if the assignee is the Borrower (including through contribution or transfers set forth in clause (x)), (a) the principal amount of such Term Loans, along with all accrued and unpaid interest thereon, so contributed, assigned or transferred to the Borrower shall be deemed automatically cancelled and extinguished on the date of such contribution, assignment or transfer, (b) the aggregate outstanding principal amount of Term Loans of the remaining Lenders shall reflect such cancellation and extinguishing of the Term Loans then held by the Borrower and (c) the Borrower shall promptly provide notice to the Administrative Agent of such contribution, assignment or transfer of such Term Loans, and the Administrative Agent, upon receipt of such notice, shall reflect the cancellation of the applicable Term Loans in the Register. (m) Notwithstanding anything to the contrary contained herein, without the consent of the Borrower or the Administrative Agent, (1) any Lender may in accordance with applicable Law create a security interest in all or any portion of the Loans owing to it and the Term Note, if any, held by it and (2) any Lender that is a Fund may create a security interest in all or any portion of the Loans owing to it and the Term Note, if any, held by it to the trustee for holders of obligations owed, or securities issued, by such Fund as security for such obligations or securities; provided that unless and until such trustee actually becomes a Lender in compliance with the other provisions of this Section 10.07, (i) no such pledge shall release the pledging Lender from any of its 266 US-DOCS\123992845.16 042525-0274 obligations under the Loan Documents and (ii) such trustee shall not be entitled to exercise any of the rights of a Lender under the Loan Documents even though such trustee may have acquired ownership rights with respect to the pledged interest through foreclosure or otherwise. (n) Notwithstanding the foregoing, no Disqualified Institution that purports to become a Lender hereunder (notwithstanding the provisions of this Agreement that prohibit Disqualified Institutions from becoming Lenders) shall be entitled to any of the rights or privileges enjoyed by the other Lenders with respect to voting, information and lender meetings. In addition, if any assignment or participation is made to any Disqualified Institution without the Borrower’s express prior written consent (which consent shall state expressly that the Borrower acknowledges that the assignee Lender is a Disqualified Institution) in violation of clause (v) of Section 10.07(b), the Borrower may, in addition to any other rights and remedies that it may have against such Disqualified Institution, at its sole expense and effort, upon notice to the applicable Disqualified Institution and the Administrative Agent, (A) in the case of outstanding Term Loans held by Disqualified Institutions, purchase or prepay such Term Loan by paying the lesser of (x) the principal amount thereof and (y) the amount that such Disqualified Institution paid to acquire such Term Loans, in each case plus accrued interest, accrued fees and all other amounts (other than principal amounts) payable to it hereunder and/or (B) require such Disqualified Institution to assign, without recourse (in accordance with and subject to the restrictions contained in Section 10.07), all of its interest, rights and obligations under this Agreement to one or more Eligible Assignees at the lesser of (x) the principal amount thereof and (y) the amount that such Disqualified Institution paid to acquire such interests, rights and obligations, in each case plus accrued interest, accrued fees and all other amounts (other than principal amounts) payable to it hereunder. (o) Notwithstanding anything herein to the contrary, the provisions of this Section 10.07 shall not apply retroactively to disqualify any person that has previously acquired an assignment or interest in any of the Term Loans with respect to amounts previously acquired to the extent such party was not a Disqualified Institution at the time of the applicable assignment but for only so long as such person continues to hold such Term Loans. The Administrative Agent shall not be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions hereof relating to Disqualified Institutions. Without limiting the generality of the foregoing, the Administrative Agent shall not (x) be obligated to ascertain, monitor or inquire as to whether any Lender or Participant or prospective Lender or Participant is a Disqualified Institution or (y) have any liability with respect to or arising out of any assignment or participation of Loans or Commitments, or disclosure of confidential information, to any Disqualified Institution. Section 10.08 [Reserved]. Section 10.09 Confidentiality. Each of the Agents, the Arrangers and the Lenders agrees to maintain the confidentiality of the Information in accordance with its customary procedures (as set forth below), except that Information may be disclosed (a) to its Affiliates and to its and 267 US-DOCS\123992845.16 042525-0274 its Affiliates’ respective partners, directors, officers, employees, legal counsel, independent auditors, agents, trustees, advisors and representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential, with such Affiliate being responsible for such Person’s compliance with this Section 10.09; provided, however, that such Agent, Arranger or Lender, as applicable, shall be principally liable to the extent this Section 10.09 is violated by one or more of its Affiliates or any of its or their respective employees, directors or officers), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners); provided, however, that each Agent, each Arranger and each Lender agrees to seek confidential treatment with respect to any such disclosure, (c) to the extent required by applicable laws or regulations or by any subpoena or otherwise as required by applicable Law or regulation or as requested by a governmental authority; provided that such Agent, such Arranger or such Lender, as applicable, agrees (x) that it will notify the Borrower as soon as practicable in the event of any such disclosure by such Person (except in connection with any request as part of any audit or regulatory examination) unless such notification is prohibited by law, rule or regulation and (y) to seek confidential treatment with respect to any such disclosure, (d) to any other party hereto, (e) subject to an agreement containing provisions at least as restrictive as those of this Section 10.09, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or any Eligible Assignee (or its agent) invited to be an Additional Lender or (ii) with the prior consent of the Borrower, any actual or prospective direct or indirect counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower or any of their Subsidiaries or any of their respective obligations; provided that such disclosure shall be made subject to the acknowledgment and acceptance by such prospective Lender, Participant or Eligible Assignee that such Information is being disseminated on a confidential basis (on substantially the terms set forth in this paragraph or as is otherwise reasonably acceptable to the Borrower, the Agents and the Arrangers, including as set forth in any confidential information memorandum or other marketing materials) in accordance with the standard syndication process of the Agents and the Arrangers or market standards for dissemination of such type of information which shall in any event require “click through” or other affirmative action on the part of the recipient to access such confidential information, (f) for purposes of establishing a “due diligence” defense, (g) with the consent of the Borrower, (h) to the extent such Information (x) becomes publicly available other than as a result of a breach by any Person of this Section 10.09 or any other confidentiality provision in favor of any Loan Party, (y) becomes available to any Agent, any Arranger, any Lender or any of their respective Affiliates on a nonconfidential basis from a source other than Holdings, the Borrower or any Subsidiary thereof, and which source is not known by such Agent, such Lender or the applicable Affiliate to be subject to a confidentiality restriction in respect thereof in favor of Holdings, the Borrower or any Affiliate of the Borrower or (z) is independently developed by the Agents, the Lenders, the Arrangers or their respective Affiliates, in each case, so long as not based on information obtained in a manner that would otherwise violate this Section 10.09 or (i) in order to enforce its respective rights under any Loan Document in any action or proceeding. For purposes of this Section 10.09, “Information” means all information received from any Loan Party or any Subsidiary thereof relating to any Loan Party or any Subsidiary or Affiliate thereof or their respective businesses, other than any such information that is available 268 US-DOCS\123992845.16 042525-0274 to any Agent or any Lender on a nonconfidential basis prior to disclosure by any Loan Party or any Subsidiary thereof; it being understood that all information received from Holdings, the Borrower or any Subsidiary or Affiliate thereof after the date hereof shall be deemed confidential unless such information is clearly identified at the time of delivery as not being confidential. Any Person required to maintain the confidentiality of Information as provided in this Section 10.09 shall be considered to have complied with its obligation to do so in accordance with its customary procedures if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Each Agent, each Arranger and each Lender acknowledges that (a) the Information may include trade secrets, protected confidential information, or material non-public information concerning the Borrower or a Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of such information and (c) it will handle such information in accordance with applicable Law, including United States Federal and state securities Laws and to preserve its trade secret or confidential character. The respective obligations of the Agents, the Arrangers and the Lenders under this Section 10.09 shall survive, to the extent applicable to such Person, (x) the payment in full of the Obligations and the termination of this Agreement, (y) any assignment of its rights and obligations under this Agreement and (z) the resignation or removal of any Agent. Section 10.10 Setoff. If an Event of Default shall have occurred and be continuing, each Lender is hereby authorized at any time and from time to time, after obtaining the prior written consent of the Administrative Agent, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender to or for the credit or the account of any Loan Party against any and all of the obligations of such Loan Party then due and payable under this Agreement or any other Loan Document to such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement or any other Loan Document; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.17 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender under this Section 10.10 are in addition to other rights and remedies (including other rights of setoff) that such Lender may have. Each Lender agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application. Section 10.11 Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If any Agent or any Lender shall receive interest in an amount that 269 US-DOCS\123992845.16 042525-0274 exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by an Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder. Section 10.12 Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging (including in.pdf format) means shall be effective as delivery of a manually executed counterpart of this Agreement. Section 10.13 Electronic Execution of Assignments and Certain Other Documents. The words “execution,” “execute,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation Assignment and Assumptions, amendments or other modifications, waivers and consents) waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it. Section 10.14 Survival of Representations and Warranties. Subject to Section 1.02(9), all representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Term Borrowing, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied. 270 US-DOCS\123992845.16 042525-0274

Section 10.15 Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Section 10.16 GOVERNING LAW. (a) THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK. (b) THE BORROWER, HOLDINGS, THE ADMINISTRATIVE AGENT AND EACH LENDER EACH IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY IN THE BOROUGH OF MANHATTAN AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH PARTY HERETO AGREES THAT THE AGENTS AND LENDERS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY LOAN PARTY IN THE COURTS OF ANY OTHER JURISDICTION IN CONNECTION WITH THE EXERCISE OF ANY RIGHTS UNDER ANY COLLATERAL DOCUMENT OR THE ENFORCEMENT OF ANY JUDGMENT. (c) THE BORROWER, HOLDINGS, THE ADMINISTRATIVE AGENT AND EACH LENDER EACH IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT 271 US-DOCS\123992845.16 042525-0274 REFERRED TO IN PARAGRAPH (b) OF THIS SECTION 10.16. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. Section 10.17 WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.17. Section 10.18 Binding Effect. This Agreement shall become effective when it shall have been executed by the Borrower, Holdings and the Administrative Agent and the Administrative Agent shall have been notified by each Lender that each such Lender has executed it and thereafter shall be binding upon and inure to the benefit of the Borrower, Holdings, each Agent and each Lender and their respective successors and assigns. Section 10.19 Lender Action. Each Lender agrees that it shall not take or institute any actions or proceedings, judicial or otherwise, for any right or remedy against any Loan Party under any of the Loan Documents or the Secured Hedge Agreements (including the exercise of any right of setoff, rights on account of any banker’s lien or similar claim or other rights of self-help), or institute any actions or proceedings, or otherwise commence any remedial procedures, with respect to any Collateral or any other property of any such Loan Party, without the prior written consent of the Administrative Agent. The provision of this Section 10.19 are for the sole benefit of the Lenders and shall not afford any right to, or constitute a defense available to, any Loan Party. Section 10.20 Use of Name, Logo, etc. Each Loan Party consents to the publication in the ordinary course by Administrative Agent or the Arrangers of customary advertising material relating to the financing transactions contemplated by this Agreement using such Loan Party’s name, product photographs, logo or trademark. Such consent shall remain effective until revoked by such Loan Party in writing to the Administrative Agent and the Arrangers. Section 10.21 USA PATRIOT Act. Each Lender that is subject to the USA PATRIOT Act and the Beneficial Ownership Regulation and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act and the Beneficial Ownership Regulation, it is required to obtain, verify and 272 US-DOCS\123992845.16 042525-0274 record information that identifies each Loan Party, which information includes the name and address of each Loan Party and other information that will allow such Lender or the Administrative Agent, as applicable, to identify each Loan Party in accordance with the USA PATRIOT Act and the Beneficial Ownership Regulation. The Borrower shall, promptly following a request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender reasonably requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and the Beneficial Ownership Regulation. Section 10.22 Service of Process. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. Section 10.23 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), each of the Borrower and Holdings acknowledges and agrees that (i) (A) the arranging and other services regarding this Agreement provided by the Agents, the Arrangers and the Lenders are arm’s-length commercial transactions between the Borrower, Holdings and their respective Affiliates, on the one hand, and the Administrative Agents, the Arrangers and the Lenders, on the other hand, (B) each of the Borrower and Holdings has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) each of the Borrower and Holdings is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) each Agent, Arranger and Lender is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower, Holdings or any of their respective Affiliates, or any other Person and (B) none of the Agents, the Arrangers nor any Lender has any obligation to the Borrower, Holdings or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Agents, the Arrangers, the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower, Holdings and their respective Affiliates, and none of the Agents, the Arrangers nor any Lender has any obligation to disclose any of such interests to the Borrower, Holdings or any of their respective Affiliates. To the fullest extent permitted by law, each of the Borrower and Holdings hereby waives and releases any claims that it may have against the Agents, the Arrangers or any Lender with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby. Section 10.24 Release of Collateral and Guarantee Obligations; Subordination of Liens. (a) The Lenders hereby irrevocably agree that the Liens granted to the Collateral Agent by the Loan Parties on any Collateral shall be automatically released (i) in full, as set forth in clause (b) below, (ii) upon the sale or other transfer of such 273 US-DOCS\123992845.16 042525-0274 Collateral (including as part of or in connection with any other sale or other transfer permitted hereunder) to any Person other than another Loan Party, to the extent such sale, transfer or other disposition is made in compliance with the terms of this Agreement (and the Collateral Agent may rely conclusively on a certificate to that effect provided to it by any Loan Party upon its reasonable request without further inquiry), (iii) to the extent such Collateral is comprised of property leased to a Loan Party by a Person that is not a Loan Party, upon termination or expiration of such lease to the extent such Loan Party retains no right, title or interest therein, (iv) if the release of such Lien is approved, authorized or ratified in writing by the Required Lenders (or such other percentage of the Lenders whose consent may be required in accordance with Section 10.01), (v) to the extent the property constituting such Collateral is owned by any Guarantor, upon the release of such Guarantor from its obligations under the Guaranty (in accordance with the second succeeding sentence), (vi) as required by the Collateral Agent to effect any sale, transfer or other disposition of Collateral in connection with any exercise of remedies of the Collateral Agent pursuant to the Collateral Documents and (vii) to the extent such Collateral otherwise becomes Excluded Assets. Any such release shall not in any manner discharge, affect, or impair the Obligations or any Liens (other than those being released) upon (or obligations (other than those being released) of the Loan Parties in respect of) all interests retained by the Loan Parties, including the proceeds of any sale, all of which shall continue to constitute part of the Collateral except to the extent otherwise released in accordance with the provisions of the Loan Documents. Additionally, the Lenders hereby irrevocably agree that a Subsidiary Guarantor shall be released from its Guaranty upon consummation of any transaction permitted hereunder resulting in such Subsidiary ceasing to constitute a Restricted Subsidiary, or otherwise becoming an Excluded Subsidiary (provided that a wholly-owned Restricted Subsidiary that becomes a non-wholly-owned Subsidiary shall be released from its Guarantee under the Guaranty pursuant to Section 10.01 if it is no longer wholly-owned as a result of a transaction for a bona fide business purpose and on an arm’s length basis (and is not entered into for purposes of releasing such guarantee)). The Lenders hereby authorize the Administrative Agent and the Collateral Agent, as applicable, to execute and deliver any instruments, documents, and agreements necessary or desirable to evidence and confirm the release of any Guarantor or Collateral pursuant to the foregoing provisions of this paragraph, all without the further consent or joinder of any Lender. Any representation, warranty or covenant contained in any Loan Document relating to any such released Collateral or Guarantor shall no longer be deemed to be repeated. (b) Notwithstanding anything to the contrary contained herein or any other Loan Document, when all Obligations (other than (i) Hedging Obligations in respect of any Secured Hedge Agreements, (ii) Cash Management Obligations in respect of any Secured Cash Management Agreements and (iii) any contingent obligations not then due) have been paid in full in cash and all Commitments have terminated, upon request of the Borrower, the Administrative Agent or Collateral Agent, as applicable, shall (without notice to, or vote or consent of, any Secured Party) take such actions as shall be required to release its security interest in all Collateral, and to release all obligations under any Loan Document, whether or not on the date of such release there may be any (i) Hedging Obligations in respect of any Secured Hedge Agreements, (ii) Cash Management Obligations in respect of any Secured Cash Management Agreements and (iii) any 274 US-DOCS\123992845.16 042525-0274

contingent obligations not then due. Any such release of Obligations shall be deemed subject to the provision that such Obligations shall be reinstated if after such release any portion of any payment in respect of the Obligations guaranteed thereby shall be rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy, dissolution, provisional liquidation, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payment had not been made. (c) Notwithstanding anything to the contrary contained herein or in any other Loan Document, upon request of the Borrower in connection with any Permitted Lien specified in clause (7) of the definition thereof securing obligations in respect of Indebtedness, Disqualified Stock or Preferred Stock permitted to be incurred pursuant to clause (4) of Section 7.02(b) in any Collateral, the Administrative Agent or Collateral Agent, as applicable, shall (without notice to, or vote or consent of, any Secured Party) take such actions as shall be required to subordinate the Lien on any Collateral to any such Permitted Lien to be senior to the Liens in favor of the Collateral Agent. (d) Notwithstanding the foregoing or anything in the Loan Documents to the contrary, at the direction of the Required Lenders, the Administrative Agent may, in exercising remedies, take any and all necessary and appropriate action to effectuate a credit bid of all Loans (or any lesser amount thereof) for the Borrower’s assets in a bankruptcy, foreclosure or other similar proceeding, forbear from exercising remedies upon an Event of Default, or in a bankruptcy proceeding, enter into a settlement agreement on behalf of all Lenders. Section 10.25 [Reserved]. Section 10.26 Judgment Currency. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of the Borrower in respect of any such sum due from it to the Administrative Agent or the Lenders hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent from the Borrower in the Agreement Currency, the Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or the Person to whom such obligation was owing against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Administrative Agent in such currency, the Administrative Agent agrees to return the amount of 275 US-DOCS\123992845.16 042525-0274 any excess to the Borrower (or to any other Person who may be entitled thereto under applicable Law). Section 10.27 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges and accepts that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority. Section 10.28 Acknowledgement Regarding Any Supported QFCs. (a) To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap Contract or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): (b) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit 276 US-DOCS\123992845.16 042525-0274

Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.] 277 US-DOCS\123992845.16 042525-0274 Annex B Updated Exhibit to Credit Agreement EXHIBIT A FORM OF COMMITTED LOAN NOTICE Date: , 20[ ] To: Bank of America, N.A., GATEWAY VILLAGE-900 BUILDING NC1-026-06-04 900 W TRADE ST CHARLOTTE, NC, 28255-0001 Attention: Patel Mohnish Telephone: (980) 388.5085 E-mail: mohnish.patel2@bofa.com Ladies and Gentlemen: Reference is made to that certain Credit Agreement, dated as of June 14, 2021, by and among TORRID INTERMEDIATE LLC, a Delaware limited liability company (“Holdings”), TORRID LLC, a California limited liability company and direct subsidiary of Holdings (the “Borrower”), BANK OF AMERICA, N.A., as administrative agent (in such capacity, including any successor thereto, the “Administrative Agent”) and as collateral agent (in such capacity, including any successor thereto, the “Collateral Agent”) under the Loan Documents, and each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”) (as amended, restated, amended and restated, refinanced, extended, supplemented and/or otherwise modified in writing from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined). The Borrower hereby requests (select one):  A Borrowing of Loans  A conversion of Loans made on  A continuation of Loans made on to be made on the following terms: Class of Borrowing1 Date of Borrowing, conversion or continuation (which is a Business Day) 1 E.g., Closing Date Term Loans, Incremental Term Loans, Extended Loans or Refinancing Term Loans.

[Torrid – Signature Page to First Amendment] Principal amount2 Type of Loan3 Interest Period and the last day thereof4 Wire instructions for Borrower account(s) and amount of requested Borrowing [The Borrowings contemplated by this Committed Loan Notice are conditioned upon the closing of the [Permitted Acquisition [or other permitted transaction]].]5 [The remainder of this page is intentionally left blank.] 2 Term SOFR Loans to be in a minimum amount of $5.0 million or in whole multiples of $1.0 million in excess thereof. Base Rate Loans to be in a minimum amount of $1.0 million or in whole multiples of $500,000 in excess thereof. 3 Specify Term SOFR or, Base Rate as applicable. If none specified, the requested Borrowing will be at the Term SOFR. 4 Applicable for Term SOFR Loans only. If none specified, an Interest Period of 1 month will be deemed to apply. 5 Applies only to the Borrowing on the Closing Date or in connection with a Permitted Acquisition or other transaction permitted under the Credit Agreement, as applicable. Dated as of the date above first written. TORRID LLC, as Borrower By: ____________________________________ Name: ____________________________________ Title: ____________________________________